As Filed with the Securities and Exchange Commission on April 25, 2008
REGISTRATION NO. 033-41628
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No 28

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 82

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Name of Depositor)

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number: (781) 237-6030

Sandra M. DaDalt, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park SC 2335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N.W.
Suite 400 East
Washington, D.C. 20007-0805

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on May 1, 2008 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

PROSPECTUS
MAY 1, 2008
FUTURITY II

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):

Large-Cap Equity Funds	International/Global Equity Funds
AIM V.I. Capital Appreciation Fund	AIM V.I. International Growth Fund
AIM V.I. Core Equity Fund	AllianceBernstein VPS International Growth Portfolio
Alger American Income & Growth Portfolio[1]	Credit Suisse Trust International Focus Portfolio
AllianceBernstein VPS Growth and Income Portfolio	Fidelity VIP Overseas Portfolio, Service Class 2
Fidelity VIP Contrafund® Portfolio, Service Class 2	Franklin Templeton VIP Trust Templeton Foreign
Fidelity VIP Growth Portfolio, Service Class 2	Securities Fund – Class 2
Goldman Sachs VIT Capital Growth Fund	Franklin Templeton VIP Trust Templeton Growth
Goldman Sachs VIT Growth and Income Fund	Securities Fund – Class 2
Goldman Sachs VIT Structured U.S. Equity Fund	Goldman Sachs VIT International Equity Fund
JPMorgan U.S. Large Cap Core Equity Portfolio	JPMorgan International Equity Portfolio
Lord Abbett Series Fund Growth and Income Portfolio[2]	Emerging Markets Equity Funds
MFS® Capital Appreciation Portfolio	Credit Suisse Trust Emerging Markets Portfolio
MFS® Growth Portfolio[3]	Specialty Sector Equity Funds
MFS® Massachusetts Investors Growth Stock Portfolio	AllianceBernstein VPS Global Technology Portfolio
MFS® Blended Research Core Equity Portfolio[4]	MFS® Utilities Portfolio
OpCap Equity Portfolio[1]	Bear Market Equity Funds
Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund[6]
SCSM Davis Venture Value Fund	Real Estate Equity Funds
SC FI Large Cap Growth Fund	Sun Capital Global Real Estate Fund®
SCSM Lord Abbett Growth and Income Fund	Asset Allocation Funds
SCSM Oppenheimer Large Cap Core Fund[7]	MFS® Total Return Portfolio
Mid-Cap Equity Funds	OpCap Managed Portfolio[1]
AIM V.I. Dynamics Fund	Money Market Funds
Lord Abbett Series Fund Mid Cap Value Portfolio[2]	Sun Capital Money Market Fund®
OpCap Mid Cap Portfolio[1]	Intermediate-Term Bond Funds
SCSM Blue Chip Mid Cap Fund	MFS® Government Securities Portfolio
SCSM Goldman Sachs Mid Cap Value Fund	PIMCO VIT Total Return Portfolio
Small-Cap Equity Funds	Sun Capital Investment Grade Bond Fund®
AIM V.I. Small Cap Growth Fund	Inflation-Protected Bond Funds
Alger American SmallCap Growth Portfolio[1], 5	PIMCO VIT Real Return Portfolio
AllianceBernstein VPS Small Cap Growth Portfolio	High Yield Bond Funds
Credit Suisse Trust Small Cap Core I Portfolio[9]	MFS® High Yield Portfolio
Goldman Sachs VIT Structured Small Cap Equity Fund	PIMCO VIT High Yield Portfolio[2]
JPMorgan Small Company Portfolio	SCSM PIMCO High Yield Fund
MFS® New Discovery Portfolio	Emerging Markets Bond Fund
OpCap Small Cap Portfolio[1]	PIMCO VIT Emerging Markets Bond Portfolio
SCSM Oppenheimer Main Street Small Cap Fund
International/Global Small/Mid-Cap Equity Funds
Credit Suisse Trust Global Small Cap Portfolio
First Eagle Overseas Variable Fund
Lord Abbett Series Fund International Portfolio
__________________________________
1  Not available for further investment after May 1, 2002.
2  On July 2, 2007, a substitution order was filed with the SEC to approve the substitution of shares of SCSM Lord Abbett Growth and Income Fund, SCSM Goldman Sachs Mid Cap Value Fund, and SCSM PIMCO High Yield Fund for shares of Lord Abbett Series Fund Growth and Income Portfolio, Lord Abbett Series Fund Mid Cap Value Portfolio and PIMCO VIT High Yield Portfolio respectively. Lord Abbett Series Fund Growth and Income Portfolio, Lord Abbett Series Fund Mid Cap Value Portfolio and PIMCO VIT High Yield Portfolio are no longer available for investment.
3  Formerly MFS®/ Sun Life Emerging Growth Series.
4  Formerly MFS®/ Sun Life Massachusetts Investors Trust Series.
5  Formerly Alger Amercian Small Capitalization Portfolio.
6   Formerly Rydex VT OTC Fund.
7  Formerly Sun Capital® All Cap Fund.
8  Formerly Sun Capital Global Real Estate Fund®.
9  Formerly Credit Suisse Trust Small Cap Growth Portfolio.

AllianceBernstein, L.P. advises the AllianceBernstein VP Portfolios.  Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Funds Trust.  Credit Suisse Asset Management, LLC advises the Credit Suisse Trust Portfolios with Abbott Capital Management, LLC serving as sub-investment advisor to the Global Small Cap Portfolio with respect to the Portfolio’s investments in private equity portfolios.  Fidelity® Management & Research Company advises the Fidelity VIP Portfolios (with Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited serving as sub-advisers for all Fidelity VIP Portfolios).  Fred Alger Management, Inc., advises the Alger American Funds.  Goldman Sachs Asset Management, L.P. advises the Goldman Sachs VIT Funds. Invesco Aim Advisors, Inc., advises the AIM Variable Insurance Funds (with Invesco Trimark Investment Management Inc.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited serving as sub-advisors). J.P. Morgan Investment Management Inc. advises the J.P. Morgan Series Trust II Portfolios.  Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios.  Massachusetts Financial Services Company advises the MFS Funds.  Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios.  OpCap Advisors advises the OpCap Funds.  Rydex Investments advises the Rydex VT Portfolios.  Sun Capital Advisers LLC advises the Sun Capital Funds;  SCSM Davis Venture Value Fund (sub-advised by Davis Advisors); SC FI Large Cap Growth Fund (sub-advised by Pyramis Global Advisors, LLC); SCSM Oppenheimer Main Street Small Cap Fund and SCSM Oppenheimer Large Cap Core Fund (sub-advised by OppenheimerFunds, Inc.); SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC); SCSM Goldman Sachs Mid Cap Value Fund (sub-advised by Goldman Sachs Asset Management, L.P.); SCSM PIMCO High Yield Fund (sub-advised by Pacific Investment Management Company LLC); and SCSM Blue Chip Mid Cap Fund (sub-advised by Wellington Management Company, LLP).  Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton® Global Advisors Limited advises Templeton Growth Securities Fund.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contract and the Funds.

We have filed a Statement of Additional Information dated May 1, 2008 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 43 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

      Sun Life Assurance Company of Canada (U.S.)
      P.O. Box 9133
      Wellesley Hills, Massachusetts 02481

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS:  THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT                                                                                                                                                                [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Due Proof of Death [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of the Annuitant or Co-Annuitant [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Limitation or Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACTS [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACTS [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Futurity II Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase.  Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000.  We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options.  Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods.   Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $35 or 2% of your Account Value.  After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value.  During the Income Phase, the annual Account Fee is $35.  We will not charge the annual Account Fee if your Account had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account.  We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn.  For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 6% and declines to 0% after the Purchase Payment has been in Contract for seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options.  You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds.  Subject to the maximum Annuity Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Contract Date.  If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract ("Surrender Value").  If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts:  (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), (4) your highest Account Value on any Account Anniversary before your 81st birthday (adjusted for subsequent payment, withdrawals and charges), or (5) subject to certain limitations, your total Purchase Payments, adjusted for withdrawals, plus interest accrued on each Purchase Payment or transfers to the Variable Account at 5%per year.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  For any Account Year, this "free withdrawal amount" equals 10% of all Purchase Payments made during the last 7 Account Years (including the current Account Year), plus all Purchase Payments we have held for at least 7 Account Years.  Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it (or later if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income.  If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Assurance Company of Canada (U.S.)
     P. O. Box 9133
     Wellesley Hills, Massachusetts  02481
     Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

	Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

	Maximum Withdrawal Charge (as a percentage of Purchase Payments):		6%*

*	Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
	0-1	6%
	2-3	5%
	4-5	4%
	6	3%
	7 or more	0%

	Maximum Fee Per Transfer (currently $0):		$15**

	Premium Taxes (as a percentage of Certificate Value or total Purchase Payments):		0% - 3.5%***

*
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.  (See "Withdrawal Charges.")

**
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer.  We do impose certain restrictions upon the number and frequency of transfers.  (See "Transfer Privilege.")

***
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See “Contract Charges -- Premium Taxes.”

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50*

Variable Account Annual Expenses (as a percentage of average daily net Variable Account assets)

Mortality and Expense Risks Charge:	1.25%
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%

*
The Annual Account Fee is equal to the lesser of $35 or 2% of your Account Value in Account Years 1 through 5; thereafter, the Annual Account Fee may be changed annually but it will never exceed the lesser of $50 or 2% of your Account Value. The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account during the applicable Account Year or if your Account Value is $75,000 on more on your Account Anniversary. (See "Account Fee.")

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.65%	1.51%

*
The expenses shown are for the year ended December 31, 2007, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2009. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds fall within the range shown. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000.  In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$856	$1,311	$1,823	$3,350

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$304	$930	$1,582	$3,350

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix C.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all those Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planing. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a death benefit if you die during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all others as "Non-Qualified Contracts." A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS:  THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800)752-7215 or writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio managers(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available.  From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods.  Once we stop offering a Guarantee Period for a particular duration, allocations or transfers into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered.  We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law.  Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or die before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000.  In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase, except that, if you own a Contract issued in the State of Oregon, you may make Purchase Payments only during the first 3 Account Years, rather than at any time during the Accumulation Period.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment.  You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges - Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under the headings "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor - which we call the Net Investment Factor- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; we then deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge and administrative expense charge) for each day in the Valuation Period.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Fund; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under "Short-Term Trading," or to change them.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Participants.  Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Participants.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 6 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of contract values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming sub-accounts.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks.  The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund’s performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Participants may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under "Permitted Transfers" and "Short-Term Trading"), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the "Funds' Shareholder Trading Policies") are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Permitted Transfers" and under " Short-Term Trading." Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following Optional Programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled “Transfer Privilege.”

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program.  (We reserve the right to limit minimum investments to at least $1,000.)

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub-Accounts at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are "static" programs.  That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets.  Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models.  If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Participants who elect an asset allocation program on or after that date.  Participants of any existing asset allocation programs may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or Interest Out Program.  Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically.  Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen.  The withdrawals under these programs may be subject to surrender charges and Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing these options.  We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Principal Return Program

Under the Principal Return Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge," below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment," below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal we will pay you the amount specified in your request adjusted for any applicable charges and/or MVA and then reduce the value of your Account by the gross amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit.  In calculating the amount payable under the death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See “Calculating the Death Benefit.”)

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; and

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations - Tax-Sheltered Annuities.")

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the "free withdrawal amount," before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the "Annual Withdrawal Allowance"), plus (2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as "New Payments," and all Purchase Payments made before the last 7 Account Years as "Old Payments."

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you have made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

●	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

●
$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

●	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining Withdrawal Charge scale is as follows:

Number of Account Years Purchase Payment has been in Your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in "Free Withdrawal Amount" above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

     Nursing Home Waiver

If approved in your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since we issued your Contract and

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) ÷ (1 + J + b)](N/12) - 1
where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

No Market Value Adjustment will apply to Contracts issued in the states of Maryland, Texas and Washington, or to one-year Guarantee Periods under Contracts issued in the state of Oregon.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through5, the Account Fee is equal to the lesser of $35 or 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of $50 or 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the annual Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund's prospectus and related Statement of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If you die during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of your death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of your death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or, the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

(3)
your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;

(4)
your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date; and

(5)
your total Purchase Payments plus interest accruals thereon, adjusted for partial withdrawals;  interest will accrue on Purchase Payments allocated to and transfers to the Variable Account while they remain in the Variable Account at a rate of 5% per year until the first day of the month following your 80th birthday, or until the Purchase Payment or amount transferred has doubled in amount, whichever is earlier.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, required minimum distributions under the Internal Revenue Code may affect the value of your death benefit.  Please refer to “Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities” under “TAX CONSIDERATIONS” for more information regarding tax issues that you should consider before choosing a death benefit.

Spousal Continuance

If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the amount of your death benefit, calculated as described under "Amount of Death Benefit," will become the Contract's Account Value on the Death Benefit Date. All other provisions of the Contract, including any withdrawal charges, will continue as if your spouse had purchased the Contract on the original date of coverage. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under (3), (4) and (5), any partial withdrawals will reduce the amount by the ratio of the Account Value immediately following the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is amount (2), (3), (4) or (5), your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase - Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Participant's spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option (See "The Income Phase - Annuity Provisions.")

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named a Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, the special distribution rules apply upon the death or removal of any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under "Annuity Options," and you cannot change the Annuity Option(s) selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under "Annuity Options.") You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

Under a Non-Qualified Contract, if you name someone other than yourself as the Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month. following your Contract Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday ("maximum Annuity Commencement Date") or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of annuity payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment - which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment - will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the "Funds' Shareholder Trading Policies"). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under "Funds' Shareholder Trading Policies." For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments (see "Contract Charges - Account Fee").

Annuity Payment Rates

The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus.  The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions - Modification").

The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date and each Participant, in like manner, may change the ownership interest in a Contract.

A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons, to instruct the voting of Fund shares.  Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers).  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (See "Change in Operation of Variable Account"); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days, or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value at the end of the Valuation Period during which we received it. However, if applicable state law requires we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations."

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. .  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether a Participant has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Participant during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a "full surrender"), the taxable portion will equal the amount you receive less the "investment in the contract" (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Participant of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the "investment in the contract" is not affected by the Participant's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Participant's investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution, or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you and your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract.   We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a Participant from being treated as the owner of separate account assets under an "owner control" test.  If a Participant is treated as the owner of separate account assets for tax purposes, the Participant would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract Participant will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. The Internal Revenue Service has issued specific rules defining financial hardship, but those rules do not become effective until January 1, 2009.  Until then, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code.  Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

The Internal Revenue Service has issued comprehensive regulations that are generally effective January 1, 2009, to 403(b) plans and annuities, but that may apply to a Section 403(b) annuity issued before that date.  You should consult with a qualified tax professional about those regulations.

     Individual Retirement Arrangements

 Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called “traditional” individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual      Retirement Annuities

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as death benefits) will be added to the Contract’s Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract’s additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code.  We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements.. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under “TAX CONSIDERATIONS”, see “Pre-Distribution Taxation of Contracts”, “Distributions and Withdrawals from Non-Qualified Contracts”, “Withholding” and “Non-Qualified Contracts”.  You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority ("FINRA") and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.  The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Participant or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as "override" compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.”  During 2005, 2006, and 2007, approximately $7,339, $3,560, and $4,496, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1934 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. - 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois - 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2007 are also included in the Statement of Additional Information.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2008 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Futurity II Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F

Name

Address

City	State Zip

Telephone

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE:  The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the new Annuitant will be the Co-Annuitant, if any. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

*ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of your Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the
Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund or series of a Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$ 41,000	$ 4,000	$ 37,000	6.00%	$ 2,220
(b)	3	$ 52,000	$ 12,000	$ 40,000	5.00%	$ 2,000
(c)	7	$ 80,000	$ 28,000	$ 40,000	3.00%	$ 1,200
(d)	9	$ 98,000	$ 68,000	0	0.00%	0

(a)
The free withdrawal amount in any Account Year is equal to (1) the Annual Withdrawal Allowance for that year (i.e., 10% of all Purchase Payments made in the last seven Account Years ("New Payments")); plus (2) any unused Annual Withdrawal Allowances from previous years; plus (3) any Purchase Payments made before the last seven Account Years ("Old Payments") not previously withdrawn. In Account Year 1, the free withdrawal amount is $4,000 (the Annual Withdrawal Allowance for that year) because there are no unused Annual Withdrawal Allowances from previous years and no Old Payments. The $41,000 full withdrawal is attributed first to the $4,000 free withdrawal amount. The remaining $37,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge.

(b)
In Account Year 3, the free withdrawal amount is $12,000 (the $4,000 Annual Withdrawal Allowance for the current year plus the unused $4,000 Annual Withdrawal Allowances for each of Account Years 1 and 2). The $52,000 full withdrawal is attributed first to the free withdrawal amount and the remaining $40,000 is withdrawn from the Purchase Payment made in Account Year 1.

(c)
In Account Year 7, the free withdrawal amount is $28,000 (the $4,000 Annual Withdrawal Allowance for the current Account Year plus the unused Annual Withdrawal Allowance of $4,000 for each of Account Years 1 through 6). The $80,000 full withdrawal is attributed first to the free withdrawal amount. The next $40,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge. The remaining $12,000 exceeds the total of the free withdrawal amount plus all New Payments not previously withdrawn, so it is not subject to the withdrawal charge.

(d)
In Account Year 9, the free withdrawal amount is $68,000, calculated as follows. There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of three partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$ 9,000	$20,000	$ 0	4.00%	$ 0
(b)	$56,000	$12,000	$11,000	$ 1,000	4.00%	$ 40
(c)	$40,000	$15,000	$ 0	$15,000	4.00%	$600

(a)
In the fifth Account Year, the free withdrawal amount is equal to $20,000 (the $4,000 Annual Withdrawal Allowance for the current year, plus the unused $4,000 for each of the Account Years 1 through 4). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no New Payments are withdrawn and no withdrawal charge applies.

(b)
Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount. The remaining $1,000 will be withdrawn from the $40,000 New Payment, incurring a withdrawal charge of $40.

(c)
The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in New Payments being withdrawn and will incur a withdrawal charge.

Part 2 - Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:
[(1 + I) ÷ (1 + J + b)](N/12) - 1

These examples assume the following:

●	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
●	The date of surrender is two years from the Expiration Date (N = 24).
●	The value of the Guarantee Amount on the date of surrender is $11,910.16.
●	The interest earned in the current Account Year is $674.16.
●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	=	[(1 + I) ÷ (1 + J + b)](N/12) - 1
	=	[(1 + .06) ÷ (1 + .08)](24/12) - 1
	=	(.9812) - 1
	=	.963 - 1
	=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x ( - .037) = - $415.73

- $415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x
( - .037) = - $49.06. - $49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	=	[(1 + I) ÷ (1 + J + b)](N/12) - 1
	=	[(1 + .06) ÷ (1 + .05)](24/12) - 1
	=	(1.0102) - 1
	=	1.019 - 1
	=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CONDENSED FINANCIAL INFORMATION

The following information for FUTURITY II should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information.

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year

AIM V.I. Capital Appreciation Fund	$12.0579	$13.,3164	784,867	2007
	11.5040	12.0579	996,881	2006
	10.7196	11.5040	460,733	2005
	10.1966	10.7196	584,791	2004
	7.9843	10.1966	650,4160	2003
	10.7052	$7.9843	690,479	2002
	14.1533	10.7052	971,025	2001
	16.1116	14.1533	1,012,264	2000
	11.2991	16.1116	299,649	1999
	10.0000	11.2991	100	1998

AIM V.I. Core Equity Fund	12.2076	13.1192	489,079	2007
	10.6955	12.2076	626,833	2006
	10.2998	10.6955	759,243	2005
	9.5866	10.2998	993,442	2004
	7.8143	9.5866	1,158,384	2003
	9.3884	7.8143	1,408,269	2002
	12.3404	9.3884	2,064,005	2001
	14.6474	12.3404	2,523,813	2000
	11.0655	14.6474	1,312,444	1999
	10.0000	11.0655	1,704	1998

AIM V.I. Dynamics Fund	10.2809	11.3714	36,650	2007
	8.9796	10.2809	42,811	2006
	8.2250	8.9796	10,799	2005
	7.3603	8.2250	8,121	2004
	5.4161	7.3603	250	2003
	8.0662	5.4161	43,828	2002
	10.0000	8.0662	4,782	2001

AIM V.I. International Growth Fund	16.7916	18.9922	357,948	2007
	13.2799	16.7916	488,528	2006
	11.4205	13.2799	568,140	2005
	9.3408	11.4205	645,906	2004
	7.3401	9.3408	736,460	2003
	8.8282	7.3401	808,541	2002
	11.7102	8.8282	1,750,456	2001
	16.1369	11.7102	2,182,559	2000
	10.5553	16.1369	659,564	1999
	10.0000	10.5553	2,553	1998

AIM VI Small Cap Equity Fund	10.0000	9.8859	38,187	2007

Alger American Income and Growth Portfolio	12.9488	14.0600	308,756	2007
	12.0138	12.9488	401,074	2006
	11.7790	12.0138	514,827	2005
	11.0776	11.7790	660,199	2004
	8.6528	11.0776	841,500	2003
	12.7372	8.6528	1,072,491	2002
	15.0789	12.7372	1,488,827	2001
	15.4887	15.0789	1,689,012	2000
	11.0273	15.4887	755,933	1999
	10.0000	11.0273	1,785	1998

Alger American Small Capitalization Portfolio	12.8253	14.8249	125,459	2007
	10.8376	12.8253	157,469	2006
	9.4036	10.8376	221,990	2005
	8.1817	9.4036	280,603	2004
	5.8294	8.1817	335,152	2003
	8.0139	5.8294	402,757	2002
	11.5319	8.0139	591,126	2001
	16.0647	11.5319	609,369	2000
	11.3603	16.0647	221,946	1999
	10.0000	11.3603	100	1998

Alliance VP Global Technology Fund	7.4303	8.7832	49,646	2007
	6.9529	7.4303	2,645	2006
	6.8032	6.9529	16,107	2005
	6.5660	6.8032	13,304	2004
	4.6312	6.5660	20,094	2003
	8.0717	4.6312	16,151	2002
	10.0000	8.0717	6,363	2001

Alliance VP Growth and Income Fund	12.0660	12.4744	194,895	2007
	10.4604	12.0660	243,967	2006
	10.1423	10.4604	375,693	2005
	9.2488	10.1423	390,574	2004
	7.0962	9.2488	414,154	2003
	9.2586	7.0962	314,875	2002
	10.0000	9.2586	261,464	2001

Alliance VP International Growth Fund	20.6540	23.9838	79,300	2007
	16.5326	20.6540	92,080	2006
	13,9083	16.5326	82,072	2005
	11.3784	13,9083	46,179	2004
	8.0659	11.3784	23,940	2003
	8.5446	8.0659	14,762	2002
	10.0000	8.5446	271	2001

Alliance VP Small Cap Growth Fund	11.7322	13.1515	10,709	2007
	10.7674	11.7322	21,213	2006
	10.4140	10.7674	13,,449	2005
	9.2340	10.4140	25,032	2004
	6.2990	9.2340	22,285	2003
	9.4039	6.2990	15,088	2002
	10.0000	9.4039	106,292	2001

Credit Suisse Emerging Markets Fund	28.1431	35.9152	66,177	2007
	21.5383	28.1431	64,751	2006
	17.0738	21.5383	48,590	2005
	13.8611	17.0738	51,876	2004
	9.8390	13.8611	54,134	2003
	11.2837	9.8390	72,127	2002
	12.6672	11.2837	89,091	2001
	18.7689	12.6672	133,103	2000
	10.4931	18.7689	67,177	1999
	10.0000	10.4931	100	1998

Credit Suisse International Focus Fund	13.9544	16.0413	13,408	2007
	11.9272	13.9544	17,436	2006
	10.2999	11.9272	28,152	2005
	9.1043	10.2999	333,488	2004
	6.9377	9.1043	42,103	2003
	8.7850	6.9377	47,790	2002
	11.4643	8.7850	67,000	2001
	15.6899	11.4643	89,465	2000
	10.3709	15.6899	29,939	1999
	10.0000	10.3709	100	1998

Credit Suisse Global Small Cap Fund	14.3418	13.5804	13,989	2007
	12.8484	14.3418	20,376	2006
	11.2190	12.8484	21,764	2005
	9.6439	11.2190	29,665	2004
	6.6239	9.6439	25,519	2003
	10.2032	6.6239	27,576	2002
	14.5020	10.2032	37,955	2001
	18.1439	14.5020	40,978	2000
	11.2546	18.1439	22,526	1999
	10.0000	11.2546	100	1998

Credit Suisse Small Cap Growth Fund	12.8338	12.5476	34,922	2007
	12.4233	12.8338	41,245	2006
	12.9461	12.4233	52,453	2005
	11.8432	12.9461	62,298	2004
	8.0857	11.8432	76,633	2003
	12.3675	8.0857	87,648	2002
	14.9354	12.3675	178,034	2001
	18.4977	14.9354	160,078	2000
	11.0954	18.4977	79,878	1999
	10.0000	11.0954	100	1998

Fidelity VIP Contrafund Portfolio	15.2954	17.6894	332,834	2007
	13.9206	15.2954	390,142	2006
	12.1029	13.9206	393,165	2005
	10.6594	12.1029	302,631	2004
	8.4329	10.6594	194,223	2003
	9.4614	8.4329	118,714	2002
	10.0000	9.4614	10,955	2001

Fidelity VIP Growth Portfolio	8.6627	10.8178	526,853	2007
	8.2437	8.6627	697,793	2006
	7.9243	8.2437	760,035	2005
	7.7938	7.9243	887,375	2004
	5.9637	7.7938	772,588	2003
	8.6775	5.9637	733,997	2002
	10.0000	8.6775	1,060,472	2001

Fidelity VIP Overseas Portfolio	13.5181	15.6007	51,289	2007
	11.6407	13.5181	42,114	2006
	9.9388	11.6407	62,495	2005
	8.8959	9.9388	69,463	2004
	6.3075	8.8959	79,175	2003
	8.0424	6.3075	85,508	2002
	10.0000	8.0424	761,375	2001

First Eagle Overseas Variable Fund	30.8046	32.7413	445,851	2007
	24.9765	30.8046	599,129	2006
	20.8554	24.9765	706,803	2005
	16.5975	20.8554	703,621	2004
	11.1419	16.5975	669,795	2003
	10.0000	11.1419	634,848	2002

Goldman Sachs VIT Structured Small Cap Equity Fund	20.8740	17.1877	45,809	2007
	18.8561	20.8740	74,936	2006
	15.7190	18.8561	99,595	2005
	15.7190	15.7190	120,192	2004
	10.9188	15.7190	160,396	2003
	13.0232	10.9188	145,832	2002
	12.6369	13.0232	190,152	2001
	12.5954	12.6369	196,193	2000
	10.8679	12.5954	71,821	1999
	10.0000	10.8679	100	1998

Goldman Sachs VIT Structured U.S. Equity Fund	13.3858	12.9825	209,443	2007
	12.0253	13.3858	288,957	2006
	11.4500	12.0253	342,734	2005
	10.1034	11.4500	402,843	2004
	7.9141	10.1034	462,686	2003
	10.2766	7.9141	611,659	2002
	11.8371	10.2766	780,565	2001
	13.2821	11.8371	948,020	2000
	10.8370	13.2821	714,634	1999
	10.0000	10.8370	2,341	1998

Goldman Sachs VIT Growth and Income Fund	14.0791	18.0883	153,986	2007
	11.6435	14.0791	203,313	2006
	11.3619	11.6435	167,829	2005
	9.7002	11.3619	191,665	2004
	7.9108	9.7002	185,673	2003
	9.0492	7.9108	204,986	2002
	10.1238	9.0492	268,295	2001
	10.7721	10.1238	312,510	2000
	10.3642	10.7721	202,285	1999
	10.0000	10.3642	100	1998

Goldman Sachs VIT Core International Equity Fund	14.6890	15.6239	90,108	2007
	12.2004	14.6890	126,515	2006
	10.8819	12.2004	156,476	2005
	9.7254	10.8819	201,187	2004
	7.2798	9.7254	216,054	2003
	9.0410	7.2798	244,143	2002
	11.7963	9.0410	314,943	2001
	13.7806	11.7963	363,268	2000
	10.5999	13.7806	119,879	1999
	10.0000	10.5999	578	1998

Goldman Sachs VIT Capital Growth Fund	9.3784	10.1831	40,206	2007
	8.7613	9.3784	34,976	2006
	8.6314	8.7613	40,142	2005
	8.0250	8.6314	31,638	2004
	6.5776	8.0250	7,901	2003
	8.8162	6.5776	9,493	2002
	10.0000	8.8162	1,822	2001

J.P. Morgan International Opportunities Portfolio	15.1010	16.2779	66,194	2007
	12.5492	15.1010	81,318	2006
	11.4974	12.5492	109,386	2005
	9.8513	11.4974	140,873	2004
	7.5437	9.8513	168,935	2003
	9.3656	7.5437	193,017	2002
	11.7482	9.3656	269,728	2001
	14.1565	11.7482	369,882	2000
	10.5058	14.1565	118,543	1999
	10.0000	10.5058	100	1998

J.P. Morgan Small Company Portfolio	18.3992	17.1117	54,286	2007
	16.2251	18.3992	66,132	2006
	15.9112	16.2251	87,779	2005
	12.6899	15.9112	120,683	2004
	9.4647	12.6899	132,472	2003
	12.2521	9.4647	140,899	2002
	13.5120	12.2521	174,787	2001
	15.4528	13.5120	204,338	2000
	10.8537	15.4528	57,635	1999
	10.0000	10.8537	100	1998

J.P. Morgan U.S. Large Cap Core Equity Portfolio	11.1136	11.1391	212,213	2007
	9.6686	11.1136	292,257	2006
	9.6748	9.6686	401,877	2005
	8.9622	9.6748	499,989	2004
	7.0934	8.9622	557,904	2003
	9.5446	7.0934	636,929	2002
	10.9897	9.5446	855,975	2001
	12.5201	10.9897	1,023,702	2000
	10.7114	12.5201	625,004	1999
	10.0000	10.7114	474	1998

Lord Abbett Series Fund Growth and Income Portfolio	17.4819	17.8283	1,077,943	2007
	15.1180	17.4819	1,445,302	2006
	14.8500	15.1180	1,697,513	2005
	13.3697	14.8500	1,842,333	2004
	10.3497	13.3697	1,950,078	2003
	12.8063	10.3497	2,094,283	2002
	13.9246	12.8063	2,706,650	2001
	12.1973	13.9246	1,808,298	2000
	10.5917	12.1973	982,146	1999
	10.0000	10.5917	1,763	1998

Lord Abbett Series Fund Mid Cap Value	16.3908	16.2539	494,136	2007
	14.8114	16.3908	640,526	2006
	13.8799	14.8114	767,309	2005
	11.3489	13.8799	778,373	2004
	9.2260	11.3489	713,762	2003
	516,528	9.2260	588,687	2002
	10.0000	10.3719	516,528	2001

Lord Abbett Series Fund International	16.8317	17.3798	34,665	2007
	13.2248	16.8317	37,407	2006
	10.5915	13.2248	26,159	2005
	8.8995	10.5915	26,549	2004
	6.3897	8.8995	8,658	2003
	7.8745	6.3897	800	2002
	10.0000	7.8745	0	2001

MFS®/Sun Life Capital Appreciation Series	9.0431	9.9089	229,906	2007
	8.6219	9.0431	298,811	2006
	8.6646	8.6219	383,559	2005
	7.9155	8.6646	490,895	2004
	6.2371	7.9155	566,551	2003
	9.3559	6.2371	639,719	2002
	12.7064	9.3559	891,436	2001
	14.5469	12.7064	1,155,804	2000
	11.1244	14.5469	500,296	1999
	10.0000	11.1244	2,367	1998

MFS®/Sun Life Emerging Growth Series	10.8283	12.9442	413,786	2007
	10.1663	10.8283	544,416	2006
	9.4470	10.1663	695,005	2005
	8.4611	9.4470	856,833	2004
	6.5258	8.4611	1,046,866	2003
	10.0550	6.5258	1,230,619	2002
	15.5898	10.0550	1,764,833	2001
	19.5404	15.5898	2,187,292	2000
	11.2723	19.5404	804,467	1999
	10.0000	11.2723	3,662	1998

MFS®/Sun Life Government Securities Series	12.9782	13.7141	536,188	2007
	12.6943	12.9782	651,305	2006
	12.5842	12.6943	785,565	2005
	12.3008	12.5842	964,368	2004
	12.2130	12.3008	1,247,389	2003
	11.2806	12.2130	1,790,588	2002
	10.6482	11.2806	1,475,424	2001
	9.6303	10.6482	1,227,270	2000
	9.9595	9.6303	807,566	1999
	10.0000	9.9595	1,027	1998

MFS®/Sun Life High Yield Series	13.9420	14.0105	231,882	2007
	12.8083	13.9420	368,865	2006
	12.7108	12.8083	416,909	2005
	11.7685	12.7108	543,542	2004
	9.8283	11.7685	672,812	2003
	9.7058	9.8283	685,256	2002
	9.6747	9.7058	1,367,270	2001
	10.5249	9.6747	1,315,170	2000
	9.9916	10.5249	554,000	1999
	10.0000	9.9916	729	1998

MFS®/Sun Life Massachusetts Investors Growth Stock Series	8.9314	9.8210	430,285	2007
	8.4131	8.9314	584,576	2006
	8.1747	8.4131	703,393	2005
	7.5643	8.1747	874,121	2004
	6.2175	7.5643	1,075,147	2003
	8.7652	6.2175	1,267,105	2002
	11.8375	8.7652	1,704,508	2001
	12.7880	11.8375	1,995,550	2000
	10.0000	12.7880	554,180	1999

MFS®/Sun Life Massachusetts Investors Trust Series	10.4409	10.9063	452,061	2007
	9.3455	10.4409	598,551	2006
	8.7998	9.3455	700,261	2005
	7.9698	8.7998	838,696	2004
	6.5804	7.9698	1,026,572	2003
	8.4723	6.5804	1,108,488	2002
	10.1975	8.4723	1,491,783	2001
	10.3311	10.1975	1,675,934	2000
	10.0000	10.3311	629,184	1999

MFS®/Sun Life New Discovery Series	15.7080	15.8830	385,990	2007
	14.0765	15.7080	539,644	2006
	13.5694	14.0765	669,857	2005
	12.8041	13.5694	799,796	2004
	9.5985	12.8041	832,022	2003
	14.6303	9.5985	906,520	2002
	15.6390	14.6303	608,129	2001
	15.7992	15.6390	671,408	2000
	10.0000	15.7992	99,212	1999

MFS®/Sun Life Total Return Series	14.7649	15.1861	596,848	2007
	13.3432	14.7649	761,768	2006
	13.1351	13.3432	896,990	2005
	11.9512	13.1351	1,099,104	2004
	10.3464	11.9512	1,220,383	2003
	11.1294	10.3464	1,171,894	2002
	11.2309	11.1294	1,120,957	2001
	9.7515	11.2309	695,493	2000
	10.0000	9.7515	211,045	1999

MFS®/Sun Life Utilities Series	20.9976	26.6187	401,908	2007
	16.0981	20.9976	494,224	2006
	13.9190	16.0981	645,882	2005
	10.8282	13.9190	713,938	2004
	8.0597	10.8282	820,649	2003
	10.7347	8.0597	919,679	2002
	14.3854	10.7347	1,349,145	2001
	13.6365	14.3854	1,524,307	2000
	10.5369	13.6365	552,461	1999
	10.0000	10.5369	821	1998

OpCap Equity Portfolio	13.8210	14.1864	122,886	2007
	12.1588	13.8210	154,034	2006
	11.5197	12.1588	219,908	2005
	10.4385	11.5197	245,288	2004
	8.2339	10.4385	293,652	2003
	10.6264	8.2339	355,767	2002
	11.5916	10.6264	479,567	2001
	10.6953	11.5916	1,389,035	2000
	10.5784	10.6953	388,617	1999
	10.0000	10.5784	1,517	1998

OpCap Managed Portfolio	13.3411	13.5407	49,969	2007
	12.3391	13.3411	81,314	2006
	11.8861	12.3391	97,086	2005
	10.8835	11.8861	126,935	2004
	9.0659	10.8835	148,640	2003
	11.0623	9.0659	179,135	2002
	11.7996	11.0623	254,421	2001
	10.9043	11.7996	275,375	2000
	10.5329	10.9043	196,817	1999
	10.0000	10.5329	100	1998

OpCap Mid Cap Portfolio	29.8341	31.5416	71,025	2007
	26.7616	29.8341	112,728	2006
	23.3597	26.7616	150,581	2005
	19.8527	23.3597	168,387	2004
	15.2044	19.8527	205,163	2003
	16.6051	15.2044	248,809	2002
	15.8056	16.6051	371,011	2001
	12.7334	15.8056	398,444	2000
	10.6171	12.7334	108,852	1999
	10.0000	10.6171	150	1998

OpCap Small Cap Portfolio	23.1986	23.0035	46,864	2007
	18.9606	23.1986	59,897	2006
	19.2181	18.9606	73,551	2005
	16.5349	19.2181	83,858	2004
	11.7554	16.5349	107,558	2003
	15.2143	11.7554	156,880	2002
	14.2449	15.2143	181,826	2001
	10.0200	14.2449	477,890	2000
	10.3520	10.0200	88,598	1999
	10.0000	10.3520	100	1998

PIMCO Emerging Markets Fund	19.6474	20.4986	196,618	2007
	18.2342	19.6474	300,237	2006
	16.6924	18.2342	351,502	2005
	15.0996	16.6924	369,397	2004
	11.6287	15.0996	376,817	2003
	10.0000	11.6287	423,772	2002

PIMCO High Yield Fund	15.6667	15.9887	347,975	2007
	14.5627	15.6667	510,653	2006
	14.1837	14.5627	572,639	2005
	13.1300	14.1837	580,635	2004
	10.8343	13.1300	579,926	2003
	10.0000	10.8343	454,855	2002

PIMCO Real Return Fund	11.6186	12.6772	168,932	2007
	11.6995	11.6186	216,441	2006
	11.6214	11.6995	226,068	2005
	10.8217	11.6214	204,011	2004
	10.0826	10.8217	213,370	2003
	10.0000	10.0826	20,942	2002

PIMCO Total Return Fund	11.3200	12.1385	679,114	2007
	11.0545	11.3200	829,672	2006
	10.9426	11.0545	832,996	2005
	10.5808	10.9426	827,131	2004
	10.2157	10.5808	762,635	2003
	10.0000	10.2157	562,429	2002

Rydex VT Nova Fund Portfolio	9.7889	9.7597	8,875	2007
	8.3233	9.7889	16,383	2006
	8.1192	8.3233	20,871	2005
	7.1842	8.1192	26,354	2004
	5.2346	7.1842	53,325	2003
	8.2618	5.2346	75,191	2002
	10.0000	8.2618	1,253	2001

Rydex VT OTC Fund Portfolio	7.6923	8.9358	52,391	2007
	7.3755	7.6923	76,415	2006
	7.3976	7.3755	24,562	2005
	6.8616	7.3976	36,367	2004
	4.7855	6.8616	87,746	2003
	7.9375	4.7855	16,316	2002
	10.0000	7.9375	1,213	2001

SC FI Large Cap Growth Fund	10.0000	10.1200	55,835	2007

SC FI Large Cap Growth Fund (I Class)	10.0000	10.1390	697,355	2007

SCSM Blue Chip Mid Cap Fund	23.7777	27.0547	257,704	2007
	21.6669	23.7777	364,958	2006
	18.8438	21.6669	451,135	2005
	16.4555	18.8438	499,813	2004
	12.2627	16.4555	519,142	2003
	14.6149	12.2627	574,185	2002
	15.3237	14.6149	644,981	2001
	12.4368	15.3237	840,530	2000
	10.0000	12.4368	217,115	1999

SCSM Oppenheimer Main Street Small Cap Fund	15.7591	15.3132	351,680	2007
	14.0692	15.7591	492,592	2006
	13.6760	14.0692	577,749	2005
	11.7121	13.6760	610,846	2004
	8.3874	11.7121	611,804	2003
	10.7165	8.3874	651,022	2002
	10.0000	10.7165	391,359	2001

Sun Capital All Cap Fund	15.5265	14.4188	13,426	2007
	13.1140	15.5265	15,082	2006
	13.3955	13.1140	18,725	2005
	11.2853	13.3955	61,441	2004
	7.4861	11.2853	52,626	2003
	10.0000	7.4861	1999	2002

Sun CapitalSM Davis Venture Value Fund	12.4487	12.7931	197,689	2007
	11.0005	12.4487	226,626	2006
	10.1673	11.0005	224,654	2005
	9.1701	10.1673	223,274	2004
	7.1265	9.1701	217,307	2003
	8.6311	7.1265	171,170	2002
	9.7933	8.6311	169,936	2001
	10.0000	9.7933	46,250	2000

Sun Capital Investment Grade Bond FundSM	13.7835	14.1006	318,759	2007
	13.2618	13.7835	422,182	2006
	13.1905	13.2618	542,139	2005
	12.5711	13.1905	628,806	2004
	11.6274	12.5711	755,254	2003
	11.2097	11.6274	1,000,187	2002
	10.6022	11.2097	1,860,679	2001
	9.7835	10.6022	1,552,524	2000
	9.9809	9.7835	768,145	1999
	10.0000	9.9809	1,806	1998

Sun Capital Money Market FundSM	11.3074	11.6918	599,523	2007
	10.9632	11.3074	593,786	2006
	10.8201	10.9632	835,646	2005
	10.8939	10.8201	1,020,309	2004
	10.9881	10.8939	1,180,334	2003
	11.0202	10.9881	2,203,091	2002
	10.7901	11.0202	2,302,744	2001
	10.3353	10.7901	1,359,991	2000
	10.0143	10.3353	699,550	1999
	10.0000	10.0143	200	1998

Sun Capital Real Estate FundSM	36.7650	31.4870	197,313	2007
	26.8308	36.7650	303,503	2006
	24.8113	26.8308	371,397	2005
	18.8753	24.8113	410,291	2004
	14.0813	18.8753	464,446	2003
	13.7193	14.0813	579,987	2002
	12.3623	13.7193	372,457	2001
	9.5549	12.3623	372,502	2000
	10.0837	9.5549	131,848	1999
	10.0000	10.0837	705	1998

Templeton Growth Securities Fund	20.3551	20.5396	41,941	2007
	16.9474	20.3551	35,989	2006
	15.7880	16.9474	35,880	2005
	13.8010	15.7880	24,953	2004
	10.5927	13.8010	6,873	2003
	10.0000	10.5927	0	2002

Templeton Foreign Securities Fund	20.7156	23.5811	27,784	2007
	17.2991	20.7156	38,803	2006
	15.9247	17.2991	26,723	2005
	13.6266	15.9247	19,065	2004
	10.4528	13.6266	14,659	2003
	10.0000	10.4528	11,434	2002
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481
Telephone:
Toll Free (800) 752-7215

General Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PROSPECTUS
MAY 1, 2007
MFS REGATTA GOLD

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following investment options of the MFS® Variable Insurance Trust II (the ''Trust''):

Large-Cap Equity Funds	Specialty/Sector Funds
MFS® Capital Appreciation Portfolio	MFS® Technology Portfolio
MFS® Core Equity Portfolio	MFS® Utilities Portfolio
MFS® Growth Portfolio[1]	Asset Allocation Funds
MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Total Return Portfolio
MFS® Blended Research Core Equity Portfolio	Global Asset Allocation Funds
MFS® Research Portfolio	MFS® Global Total Return Portfolio
MFS® Value Portfolio	Money Market Funds
Mid-Cap Equity Funds	MFS® Money Market Portfolio
MFS® Mid Cap Growth Portfolio	Intermediate-Term Bond Funds
Small-Cap Equity Funds	MFS® Bond Portfolio
MFS® New Discovery Portfolio	MFS® Government Securities Portfolio
International/Global Equity Funds	Multi-Sector Bond Funds
MFS® Global Growth Portfolio	MFS® Strategic Income Portfolio
MFS® Research International Portfolio	High Yield Bond Funds
MFS® International Growth Portfolio	MFS® High Yield Portfolio
Emerging Markets Equity Funds	World Bond Funds
MFS® Emerging Markets Equity Portfolio	MFS® Global Governments Portfolio

[1]	Formerly MFS® Emerging Growth Portfolio.

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS® Variable Insurance Trust II.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Trust prospectus carefully before investing and keep them for future reference. They contain important information about the Contracts and the Trust.

We have filed a Statement of Additional Information dated May 1, 2008 (the ''SAI'') with the Securities and Exchange Commission (the ''SEC''), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page  of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our ''Annuity Mailing Address'') or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http:// www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS:  THE MFS® VARIABLE INSURANCE TRUST II                                                                                                                                                     [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT                                                                                                                                                                [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Alternate Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Due Proof of Death [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of the Annuitant or Co-Annuitant [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership s[INSERT PAGE NUMBER]
Death of Participant [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Limitation or Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACTS [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACTS [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Regatta Gold Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $5,000 or more ($10,000 or more if you live in California, Maryland, or Texas), and you can make additional Purchase Payments at any time during the Accumulation Phase.  Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000.  We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS® Variable Insurance Trust II, an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Trust.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $30 or 2% of your Account Value.  After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value.  During the Income Phase, the annual Account Fee is $30.  We will not charge the annual Account Fee if your Account had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account.  We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn.  For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 6% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account; the dollar amount of the payments may fluctuate with the performance of the Funds.  Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Contract Date.  If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract ("Surrender Value").  If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts:  (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), or (4) subject to certain limitations, your total Purchase Payments minus withdrawals, plus interest accrued on each payment and each withdrawal at 5% per year.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  For any Account Year, this "free withdrawal amount" equals 10% of all Purchase Payments made during the last 7 Account Years (including the current Account Year), plus all Purchase Payments we have held for at least 7 Account Years.  Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it (or later if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income.  If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Assurance Company of Canada (U.S.)
     P. O. Box 9133
     Wellesley Hills, Massachusetts  02481
     Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		6%*

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15**

Premium Taxes (as a percentage of Certificate Value or total Purchase Payments):		0% - 3.5%***

*
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

**
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer.  We do impose certain restrictions upon the number and frequency of transfers.  (See "Transfer Privilege.")

***
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Contract Charges -- Premium Taxes."

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50*

Variable Account Annual Expenses (as a percentage of average daily net Variable Account assets)

Mortality and Expense Risks Charge:	1.25%
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%

*
The Annual Account Fee is equal to the lesser of $30 or 2% of your Account Value in Account Years 1 through 5; thereafter, the Annual Account Fee may be changed annually but it will never exceed the lesser of $50 or 2% of your Account Value. The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account for the applicable Account Year or if your Account Value is $75,000 or more on your Account Anniversary. (See "Account Fee.")

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.55%	1.55%

*
The expenses shown are for the year ended December 31, 2007, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2009. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds fall within the range shown. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $30,000.  In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$856	$1,311	$1,823	$3,363

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$304	$930	$1,582	$3,363

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (''Variable Accumulation Units'') is included in the back of this Prospectus as Appendix C.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the ''Variable Account'') offer the Contract on a group basis in connection with retirement plans. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to participating individuals under Group Contracts as ''Participants'' and we address Participants as ''you''; we use the term ''Contracts'' to include Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under the Contracts, we establish an Account for each Participant, which we will refer to as ''your'' Account or a ''Participant Account.''

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a death benefit if the Annuitant dies during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as ''Qualified Contracts,'' and all others as ''Non-Qualified Contracts.'' A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to us at our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (''Sun Life Financial'').  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund of the MFS® Variable Insurance Trust II (the ''Trust''). All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS:  THE MFS®/ VARIABLE INSURANCE TRUST II

The MFS® Variable Insurance Trust II (the ''Trust'') is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company (''MFS''), serves as the investment adviser to the Trust.

The Trust is composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trust are issued in a number of investment options (each a "Fund"), each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the Funds of the Trust. Additional portfolios may be added to the Trust which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS. We undertake no obligation in this regard.

MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Fund, and which may be managed by a Fund's' portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Trust also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trust. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Trust's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.

Information about the Trust and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Trust prospectus. You should read the Trust prospectus carefully before investing. The statement of additional information of the Trust is available by calling (800) 752-7215.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available.  From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods.  Once we stop offering a Guarantee Period for a particular duration, allocations or transfers into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered.  We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law.  Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See ''Withdrawals, Withdrawal Charge and Market Value Adjustment.''

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the Annuitant dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $5,000 ($10,000 if you live in California, Maryland or Texas), and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment.  You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see ''Contract Charges - Premium Taxes''). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract (''Variable Account Value'') and the Fixed Account portion of your Contract (''Fixed Account Value''). These 2 components are calculated separately, as described below under the headings ''Variable Account Value'' and ''Fixed Account Value.''

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a ''Business Day.'' The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor - which we call the Net Investment Factor - which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the asset-based insurance charge (the mortality and expense risk charge and administrative expense charge) for each day in the Valuation Period.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal.  We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to or from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under "Short-Term Trading," or to change them.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Participants.  Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Participants.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 6 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of contract values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming sub-accounts.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks.  The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund’s performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Participants may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under "Permitted Transfers" and "Short-Term Trading"), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the "Funds' Shareholder Trading Policies") are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Permitted Transfers" and under " Short-Term Trading." Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (''Eligible Employees'') and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see ''Withdrawals, Withdrawal Charge and Market Value Adjustment.''

Other Programs

You may participate in any of the following Optional Programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program.  (We reserve the right to limit minimum investments to at least $1,000.)

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub-Accounts at set intervals, dollar cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are "static" programs.  That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets.  Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models.  If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Participants who elect an asset allocation program on or after that date.  Participants of any existing asset allocation programs may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program.  Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. Withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment.  They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options.  We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing  Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see ''Withdrawal Charge'' below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see ''Market Value Adjustment'' below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (see ''Tax Considerations.'') You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or MVA and then reduce the value of your Account by the gross amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount. (See "Amount of Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; and

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See ''Tax Considerations - Tax-Sheltered Annuities.'')

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a ''contingent deferred sales charge'') on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

If you purchased your Contract before November 1994, or if your state does not permit our current withdrawal charge, we use the Alternate Withdrawal Charge, described below.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

We may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we will call the ''free withdrawal amount,'' before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the ''Annual Withdrawal Allowance''), plus (2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as ''New Payments,'' and all Purchase Payments made before the last 7 Account Years as ''Old Payments.''

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you have made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

●	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

●
$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

●	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining Withdrawal Charge scale is as follows:

Number of Account Years Purchase Payment has been in your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in ''Free Withdrawal Amount'' above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Alternate Withdrawal Charge

If you purchased your Contract before November 1994, or if your state does not permit the withdrawal charge described above, we will impose the withdrawal charge as follows:

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we will call the ''free withdrawal amount,'' before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the ''Annual Withdrawal Allowance''), plus (2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. The Annual Withdrawal Allowance is not cumulative; any portion of the Annual Withdrawal Allowance that you do not use in an Account Year will not be carried forward or available for use in future years.

For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as ''New Payments,'' and all Purchase Payments made before the last 7 Account Years as ''Old Payments.'' Your Account Value minus New Payments and Old Payments is called ''accumulated value.''

     Order of Withdrawal

When you make a withdrawal, we consider the oldest Payment that you have not already withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old Payments and New Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining Withdrawal Charge scale is as follows:

Number of Account Years Purchase Payment has been in your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For additional examples of how we calculate the Alternate Withdrawal Charge, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

     Nursing Home Waiver

If approved in your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since we issued your Contract and

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

An ''eligible nursing home'' means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) ÷ (1 + J)](N/12) - 1

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer; and

N	is the number of complete months remaining in your Guarantee Period.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES
Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of (a) $30 and (b) 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of (a) $50 and (b) 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge you the annual Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Annuitant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4)  the risk that the Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund of the Trust. These fees and expenses are described in the relevant Fund's prospectus and related Statement of Additional Information.

Modification in the Case of Group Contracts

We may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected - a single cash payment or one of our Annuity Options. (If you have named more than one Annuitant, the death benefit will be payable after the death of the last surviving of the Annuitants.) If the Beneficiary is not living on your date of death, we will pay the death benefit to the Annuitant, or, if the Annuitant is not then living, in one sum to your estate. We do not pay a death benefit if the Annuitant dies during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a ''Death Benefit Date.'' The Death Benefit Date is the date we receive proof of the Annuitant's death in an acceptable form (''Due Proof of Death'') if you have elected a death benefit payment method before the Annuitant's death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive either the Beneficiary's election of payment method, or if the Beneficiary is the Annuitant's spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If the Annuitant was 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

(3)
your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date; and

(4)
your total Purchase Payments minus the sum of partial withdrawals; interest will accrue daily on each Purchase Payment and each partial withdrawal at a rate equivalent to a rate of 5% per year until the first day of the month following the Annuitant's 80th birthday, or until the Purchase Payment or partial withdrawal has doubled in amount, whichever is earlier.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

If the death benefit we pay is amount (2), (3) or (4), your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, required minimum distributions under the Internal Revenue Code may affect the value of your death benefit.  Please refer to "Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before choosing a death benefit.

Spousal Continuance

If your spouse is your Beneficiary, upon your death (if you are the Annuitant) your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the death benefit provisions of the Contract will not apply until the death of your spouse (see ''Other Contract Provisions - Death of Participant'').

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under ''The Income Phase - Annuity Provisions.''

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of the Annuitant's death, the Beneficiary may elect either a single cash payment or an annuity. If you were the Annuitant and the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option (see ''The Income Phase - Annuity Provisions''). Neither you nor the Beneficiary may exercise rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see ''Other Contract Provisions - Death of Participant.'')

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under ''Annuity Options,'' and you cannot change the Annuity Option(s) selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under "Annuity Options.")  You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See ''Withdrawals, Withdrawal Charge and Market Value Adjustment.'')

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the ''Payee.''

Under a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 90th birthday ("maximum Annuity Commencement Date") or, if there is a Co-Annuitant, the 90th birthday of the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both, except that Option E is available only for a Fixed Annuity. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

     Annuity Option E - Fixed Payments

We hold the portion of your Adjusted Account Value selected for this option at interest, and make fixed payments in such amounts and at such times as you and we may agree. We continue making payments until the amount we hold is exhausted. The final payment will be for the remaining balance and may be less than the previous installments. We will credit interest yearly on the amount remaining unpaid at a rate we determine from time to time, but never less than 3% per year (or a higher rate if specified in your Contract) compounded annually. We may change the rate at any time, but will not reduce it more frequently than once each calendar year. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during he Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th say before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of annuity payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See ''Annuity Payment Rates.''

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment - which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment - will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable (see ''Annuity Payment Rates'').

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the "Funds' Shareholder Trading Policies"). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under "Funds' Shareholder Trading Policies." For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the relevant Fund prospectus for the investment objectives and risk disclosure of the Fund in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments (see ''Contract Charges - Account Fee'').

Annuity Payment Rates

The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see ''Other Contract Provisions - Modification'').

The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant's death before the Income Phase, as described under the ''Death Benefit'' section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Annuitant. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract.

A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Death of Participant

If your Contract is a Non-Qualified Contract and you die prior to the Annuitant and before the Annuity Commencement Date, special distribution rules apply. In that case, your Account Value, plus or minus any Market Value Adjustment, must be distributed to your ''designated beneficiary'' within the meaning of Section 72(s) of the Internal Revenue Code, either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the designated beneficiary, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the ''designated beneficiary.'' If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may elect to continue the Contract in his or her own name as Participant. If you were the Annuitant as well as the Participant, your surviving spouse (if the designated beneficiary) may elect to be named as both Participant and Annuitant and continue the Contract; in that case, we will not pay a death benefit and the Account Value will not be increased to reflect the death benefit calculation. In all other cases where you are the Annuitant, the death benefit provisions of the Contract control, subject to the condition that any Annuity Option elected complies with the special distribution requirements described above.

If your spouse elects to continue the Contract (either in the case where you are the Annuitant or in the case where you are not the Annuitant), your spouse must give us written notification within 60 days after we receive Due Proof of Death, and the special distribution rules described above will apply on the death of your spouse.

If you are the Annuitant and you die during the Income Phase, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under the option.
If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

If yours is a Qualified Contract, any distributions upon your death will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers).  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds of the Trust may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute shares of another Fund or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved , if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.

Modification

Upon notice to the Owner and Participant(s), (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see ''Change in Operation of Variable Account''); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Series, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (''IRA''), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a ''ten day free-look,'' notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations."

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether a Participant has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Participant during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a "full surrender"), the taxable portion will equal the amount you receive less the "investment in the contract" (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Participant of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the investment in the contract is not affected by the Participant's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Participant's investment in the Contract.  Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution, or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a Participant from being treated as the owner of separate account assets under an "owner control" test.  If a Participant is treated as the owner of separate account assets for tax purposes, the Participant would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract Participant will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59½, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions.  It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. The Internal Revenue Service has issued specific rules defining financial hardship, but those rules do not become effective until January 1, 2009.  Until then, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code.  Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

The Internal Revenue Service has issued comprehensive regulations that are generally effective January 1, 2009, to 403(b) plans and annuities, but that may apply to a Section 403(b) annuity issued before that date.  You should consult with a qualified tax professional about those regulations.

     Individual Retirement Arrangements

 Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual      Retirement Annuities

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as death benefits) will be added to the Contract’s Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the account balance for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract’s additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code.  We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements.. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", "Withholding" and "Non-Qualified Contracts".  You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority ("FINRA") and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.  The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Contract Owner or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as "override" compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates."  During 2005, 2006, and 2007, approximately $109,180, $68,043, and $72,885, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. - 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois - 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the ''Exchange Act'') is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2007 are also included in the Statement of Additional Information.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2008 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.
_________________________________________________________________________________

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
MFS Regatta Gold Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City	State Zip

Telephone

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the ''Accumulation Period'' in the Contract.

*ANNUITANT: The person or persons named in the Application and on whose life the first annuity payment is to be made. In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also name a co-annuitant. If you do, all provisions of the Contract based on the death of the Annuitant will be based on the date of death of the last surviving of the persons named. By example, if the Annuitant dies prior to the Annuity Commencement Date, the co-annuitant will become the new annuitant. The death benefit will become due only on the death before the Annuity Commencement Date of the last surviving annuitant and co-annuitant named. These persons are referred to collectively in the Contract as ''Annuitants.'' If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

*ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who is the ''designated beneficiary'' for purposes of Section 72(s) of the Internal Revenue Code.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT DATE: The date on which we issue your Contract. This is called the ''Issue Date'' in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Annuitant's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term ''Owner,'' as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: The person named in the Certificate who is entitled to exercise all rights and privileges of ownership under the Certificate, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Trust.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable
Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.
APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (The Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation for Certificates with Date of Coverage on or After November 1, 1994 Which Contain the Cumulative Withdrawal Provision:

Full Surrender:

Assume a Purchase Payment of $40,000 is made on the Date of Coverage, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full surrender of the Participant's Account, based on hypothetical Account Values.

Account Year	Hypothetical Account Value	Free Withdrawal Amount	Purchase Payments Liquidated	Withdrawal Charge Percentage	Withdrawal Charge Amount
1	$41,000	$ 4,000(a)	$37,000	6.00%	$2,220
3	$52,000	$12,000(b)	$40,000	5.00%	$2,000
7	$80,000	$28,000(c)	$40,000	3.00%	$1,200
9	$98,000	$68,000(d)	$40,000	0.00%	$ 0

(a)
The free withdrawal amount during an Account Year is equal to 10% of new payments (those payments made in current Account Year or in the 6 immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current Account Year is carried forward into future years. In the first Account Year 10% of new payments is $4,000. Therefore, on full surrender $4,000 is withdrawn free of the withdrawal charge and the Purchase Payment liquidated is $37,000 (Account Value less free withdrawal amount). The withdrawal charge amount is determined by applying the withdrawal charge percentage to the Purchase Payment liquidated.

(b)
In the third Account Year, the free withdrawal amount is equal to $12,000 ($4,000 for the current Account Year, plus an additional $8,000 for Account Years 1 and 2 because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the liquidated Purchase Payment (Account Value less free withdrawal amount).

(c)
In the seventh Account Year, the free withdrawal amount is equal to $28,000 ($4,000 for the current Account Year, plus an additional $24,000 for Account Years 1 through 6, $4,000 for each Account Year because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the liquidated Purchase Payment (Account Value less free withdrawal amount, but not greater than actual Purchase Payments).

(d)
In Account Year 9, the free withdrawal amount is $68,000, calculated as follows: There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is deposited at issue, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of 3 partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	Purchase Payments Liquidated	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$ 9,000	$20,000	$ 0	4.00%	$ 0
(b)	$56,000	$12,000	$11,000	$ 1,000	4.00%	$ 40
(c)	$40,000	$15,000	$ 0	$15,000	4.00%	$600

(a)
The free withdrawal amount during an Account Year is equal to 10% of New Payments (those payments made in current account year or in the 6 immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current account year is carried forward into future years. In the fifth Account Year, the free withdrawal amount is equal to $20,000 ($4,000 for the current Account Year, plus an additional $16,000 for Account Years 1 through 4, $4,000 for each Account Year because no partial withdrawals were taken). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no Purchase Payments are liquidated and no withdrawal charge applies.

(b)
Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount, and then will liquidate Purchase Payments of $1,000, incurring a withdrawal charge of $40.

(c)
The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in Purchase Payments being liquidated and will incur a withdrawal charge. At the beginning of the next Account Year, 10% of Purchase Payments would be available for withdrawal requests during that Account Year.

Withdrawal Charge Calculation for Certificates with Date of Coverage Before November 1, 1994 and Certificates Issued After That Date Which Do Not Contain the Cumulative Withdrawal Provision.

This example assumes that the date of the full surrender or partial withdrawal is during the 9th Account Year.

1	2	3	4	5	6
1	$ 1,000	$1,000	$ 0	0%	$ 0
2	1,200	1,200	0	0	0
3	1,400	1,280	120	3	3.60
4	1,600	0	1,600	4	64.00
5	1,800	0	1,800	4	72.00
6	2,000	0	2,000	5	100.00
7	2,000	0	2,000	5	100.00
8	2,000	0	2,000	6	120.00
9	2,000	0	2,000	6	120.00
	$ 15,000	$3,480	$11,520		$579.60

Explanation of Columns in Table

Columns 1 and 2:

Represent Purchase Payments (''Payments'') and amounts of Payments. Each Payment was made on the first day of each Account Year.

Column 3:

Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

(a)	Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Certificate for more than 7 years.

(b)
$1,280 of Payment 3 represents 10% of Payments that have been credited to the Certificate for less than 7 years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

Column 4:

Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

Column 5:

Represents the withdrawal charge percentages imposed on the amounts in Column 4.

Column 6:

Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.
For example, the withdrawal charge imposed on Payment 8

= Payment 8, Column 4 x Payment 8, Column 5
= $2,000 x 6%
= $120

Full Surrender:

The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

Partial Withdrawal:

The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.
For example, if $7,000 of Payments (Payments 1, 2, 3, 4 and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5, which is $139.60.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (MVA)

The MVA factor is:
[(1 + I) ÷ (1 + J)](N/12) - 1

These examples assume the following:

●	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06 (l).
●	The date of surrender is 2 years from the Expiration Date (N = 24).
●	The value of the Guarantee Amount on the date of surrender is $11,910.16.
●	The interest earned in the current Account Year is $674.16.
●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08.

The MVA factor	=	[(1 + I) ÷ (1 + J)](N/12) - 1
	=	[(1 + .06) ÷ (1 + .08)](24/12) - 1
	=	(.9812) - 1
	=	.963 - 1
	=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16)  x  (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05.

The MVA factor	=	[(1 + I) ÷ (1 + J)](N/12) - 1
	=	[(1 + .06) ÷ (1 + .05)](24/12) - 1
	=	(1.0102) - 1
	=	1.019 - 1
	=	.019

The value of the Guarantee Amount less interested credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CONDENSED FINANCIAL INFORMATION

The following information for REGATTA GOLD should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information.

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year

Bond Series	$15.1385	$15.4552	1,931,316	2007
	14.5916	$15.1385	2,202,707	2006
	14.5404	14.5916	2,789,785	2005
	13.8771	14.5404	3,403,895	2004
	12.8247	13.8771	4,566,743	2003
	11.8661	12.8247	5,683,352	2002
	11.1632	11.8661	4,417,083	2001
	10.2650	11.1632	2,088,013	2000
	10.5921	10.2650	2,085,322	1999
	10.0000	10.5921	1,182,239	1998

Capital Appreciation Series	28.3245	31.0424	7,083,556	2007
	26.9998	28.3245	9,076,028	2006
	27.1281	26.9998	11,907,383	2005
	24.7780	27.1281	12,559,185	2004
	19.5203	24.7780	15,548,649	2003
	29.2754	19.5203	8,735,318	2002
	39.7512	29.2754	24,550,072	2001
	45.4986	39.7512	28,877,776	2000
	34.7871	45.4986	32,846,090	1999
	27,4057	34.7871	37,500,481	1998

Core Equity Series	16.3353	17.5124	3,504,637	2007
	14.5629	16.3353	1,224,159	2006
	13.8577	14.5629	1,456,085	2005
	12.2587	13.8577	1,743,731	2004
	9.7214	12.2587	2,025,585	2003
	12.5421	9.7214	2,052,678	2002
	14.2743	12.5421	2,455,603	2001
	14.0374	14.2743	2,575,213	2000
	13.1605	14.0374	3,153,242	1999
	10.9235	13.1605	2,408,676	1998

Emerging Growth Series	22.1692	26.5064	4,143,165	2007
	20.8097	22.1692	5,401,495	2006
	19.3335	20.8097	7,148,591	2005
	17.3124	19.3335	9,647,055	2004
	13.3500	17.3124	12,459,556	2003
	20.5656	13.3500	15,337,006	2002
	31.8797	20.5656	21,321,485	2001
	39.9489	31.8797	26,624,559	2000
	23.0408	39.9489	28,061,821	1999
	17.4544	23.0408	28,900,957	1998

Emerging Markets Equity Series	26.3750	35.2833	930,342	2007
	20.5458	26.3750	1,134,541	2006
	15.2325	20.5458	1,438,423	2005
	12.1452	15.2325	1,448,045	2004
	8.0700	12.1452	1,627,956	2003
	8.3446	8.0700	1,577,415	2002
	8.5507	8.3446	1,639,749	2001
	11.2207	8.5507	21,106,206	2000
	7.4615	11.2207	2,761,034	1999
	10.8010	7.4615	2,147,348	1998

Global Governments Series	19.1592	20.5372	773,043	2007
	18.5077	19.1592	946,862	2006
	20.2232	18.5077	1,152,866	2005
	18.6328	20.2232	1,450,465	2004
	16.3444	18.6328	1,817,510	2003
	13.7399	16.3444	2,158,733	2002
	14.2380	13.7399	2,160,876	2001
	14.2506	14.2380	2,796,363	2000
	15.2422	14.2506	3,941,088	1999
	13.3854	15.2422	5,048,219	1998

Global Growth Series	30.0902	33.6110	2,244,642	2007
	25.9940	30.0902	2,807,284	2006
	23.9533	25.9940	3,532,607	2005
	21.0097	23.9533	4,498,440	2004
	15.7288	21.0097	5,695,923	2003
	19.7806	15.7288	7,075,183	2002
	24.9770	19.7806	9,510,684	2001
	29.1523	24.9770	12,229,092	2000
	17.6676	29.1523	13,513,835	1999
	15.6398	17.6676	14,522,129	1998

Global Total Return Series	28.1973	30.2719	2,631,812	2007
	24.3793	28.1973	3,204,557	2006
	23.8232	24.3793	3,885,948	2005
	20.6270	23.8232	4,435,705	2004
	17.0082	20.6270	5,185,158	2003
	17.1432	17.0082	3,127,211	2002
	18.5311	17.1432	3,629,158	2001
	18.3636	18.5311	4,242,817	2000
	17.1741	18.3636	4,907,545	1999
	14.7153	17.1741	5,354,633	1998

Government Securities Series	19.7009	20.8220	4,560,880	2007
	19.2661	19.7009	5,443,310	2006
	19.0953	19.2661	7,183,766	2005
	18.6615	19.0953	9,106,218	2004
	18.5247	18.6615	12,314,705	2003
	17.1070	18.5247	18,074,219	2002
	16.1449	17.1070	16,078,023	2001
	14.5981	16.1449	19,297,556	2000
	15.0941	14.5981	23,230,411	1999
	14.0763	15.0941	23,218,234	1998

High Yield Series	25.1862	25.3151	2,242,825	2007
	23.1337	25.1862	2,900,471	2006
	22.9531	23.1337	3,805,343	2005
	21.2473	22.9531	5,033,143	2004
	17.7408	21.2473	6,398,855	2003
	17.5162	17.7408	7,001,115	2002
	17.4566	17.5162	8,578,916	2001
	18.9861	17.4566	9,905,313	2000
	18.0207	18.9861	12,537,119	1999
	18.1622	18.0207	14,190,817	1998

International Growth Series	18.7829	21.5941	1,343,367	2007
	15.1103	18.7829	1,575,398	2006
	13.3332	15.1103	1,807,900	2005
	11.3673	13.3332	2,215,618	2004
	8.3123	11.3673	2,417,669	2003
	9.5659	8.3123	2,675,824	2002
	11.5330	9.5659	3,066,280	2001
	12.6829	11.5330	3,565,669	2000
	9.5047	12.6829	3,187,799	1999
	9.4566	9.5047	3,290,043	1998

International Value Series	27.5761	29.1921	1,536,380	2007
	21.6372	27.5761	1,903,861	2006
	19.0416	21.6372	2,019,222	2005
	15.0821	19.0416	2,033,093	2004
	11.4447	15.0821	2,120,808	2003
	12.3381	11.4447	2,604,393	2002
	14.6479	12.3381	3,192,419	2001
	15.2129	14.6479	3,893,735	2000
	13.1538	15.2129	4,509,596	1999
	10.9674	13.1538	5,214,558	1998

Massachusetts Investors Growth Stock Series	11.2036	12.3219	3,804,248	2007
	10.5513	11.2036	4,438,087	2006
	10.2504	10.5513	5,803,432	2005
	9.4830	10.2504	7,661,427	2004
	7.7932	9.4830	9,560,648	2003
	10.9842	7.7932	9,760,819	2002
	14.8314	10.9842	12,892,378	2001
	16.0186	14.8314	15,174,988	2000
	11.9635	16.0186	11,985,320	1999
	10.0000	11.9635	4,121,518	1998

Blended Research Core Equity Series	33.9245	35.4438	8,198,829	2007
	30.3594	33.9245	10,319,669	2006
	28.5811	30.3594	13,429,903	2005
	25.8800	28.5811	17,348,097	2004
	21.3640	25.8800	21,724,463	2003
	27.5009	21.3640	26,256,745	2002
	33.0944	27.5009	34,636,395	2001
	33.5203	33.0944	41,704,826	2000
	31.7109	33.5203	49,201,899	1999
	25.9656	31.7109	51,880,765	1998

Mid Cap Growth Series	5.7585	6.2376	1,580,546	2007
	5.7054	5.7585	2,042,284	2006
	5.6109	5.7054	3,021,012	2005
	4.9637	5.6109	4,364,051	2004
	3.6505	4.9637	4,801,950	2003
	7.0055	3.6505	2,572,866	2002
	9.2484	7.0055	2,551,906	2001
	10.0000	9.2484	730,917	2000

Money Market Series	13.9039	14.3759	6,062,638	2007
	13.4788	13.9039	5,993,059	2006
	13.3052	13.4788	6,628,919	2005
	13.3815	13.3052	8,543,602	2004
	13.4839	13.3815	12,765,877	2003
	13.5007	13.4839	22,362,479	2002
	13.1917	13.5007	25,365,596	2001
	12.6229	13.1917	19,204,526	2000
	12.2282	12.6229	28,447,843	1999
	11.8058	12.2282	29,387,086	1998

New Discovery Series	16.5548	16.7427	967,198	2007
	14.8325	16.5548	1,230,731	2006
	14.2954	14.8325	1,635,547	2005
	13.4865	14.2954	2,394,620	2004
	10.1080	13.4865	3,160,294	2003
	15.4039	10.1080	3,376,175	2002
	16.4626	15.4039	3,696,872	2001
	16.6274	16.4626	3,434,468	2000
	10.5258	16.6274	1,599,416	1999
	10.0000	10.5258	794,859	1998

Research Series	25.7597	28.7650	5,567,610	2007
	23.6255	25.7597	7,146,220	2006
	22.1793	23.6255	9,387,650	2005
	19.4171	22.1793	12,224,074	2004
	15.7110	19.4171	15,659,641	2003
	21.2818	15.7110	19,728,688	2002
	27.4545	21.2818	26,910,852	2001
	29.0316	27.4545	32,640,173	2000
	23.7119	29,0316	35,935,779	1999
	19.4490	23.7119	38,553,986	1998

Research International Series	20.9024	23.3232	769,388	2007
	16.6266	20.9024	999,966	2006
	14.4633	16.6266	974,878	2005
	12.1009	14.4633	1,012,883	2004
	9.1666	12.1009	1,153,032	2003
	10.5006	9.1666	1,269,941	2002
	12.9474	10.5006	1,361,813	2001
	14.2620	12.9474	1,479,722	2000
	9.3330	14.2620	1,114,581	1999
	10.0000	9.3330	190,267	1998

Strategic Income Series	14.1101	14.3994	743,909	2007
	13.4074	14.1101	830,757	2006
	13.3427	13.4074	1,059,976	2005
	12.5227	13.3427	1,247,856	2004
	11.2483	12.5227	1,480,520	2003
	10.6114	11.2483	1,401,189	2002
	10.4119	10.6114	1,079,988	2001
	12.1979	10.4119	933,731	2000
	9.9530	12.1979	892,490	1999
	10.0000	9.9530	622,914	1998

Technology Series	4.2375	5.0237	632,984	2007
	3.5227	4.2375	725,339	2006
	3.3636	3.5227	880,395	2005
	3.3296	3.3636	1,228,881	2004
	2.3221	3.3296	1,981,591	2003
	4.3593	2.3221	599,494	2002
	7.2306	4.3593	667,611	2001
	10.0000	7.2306	427,471	2000

Total Return Series	34.0205	34.9980	13,145,592	2007
	30.7387	34.0205	16,229,276	2006
	30.2533	30.7387	21,043,573	2005
	27.5211	30.2533	26,071,521	2004
	23.8208	27.5211	31,025,346	2003
	25.6185	23.8208	36,383,550	2002
	25.8470	25.6185	43,095,288	2001
	22.4371	25.8470	48,765,253	2000
	22.1273	22.4371	62,923,966	1999
	20.0793	22.1273	71,102,020	1998

Utilities Series	44.0096	55.8020	2,290,350	2007
	33.7338	44.0096	2,805,865	2006
	29.1618	33.7338	3,459,001	2005
	22.6819	29.1618	4,006,793	2004
	16.8792	22.6819	4,689,322	2003
	22.4771	16.8792	5,385,157	2002
	30.1152	22.4771	8,022,638	2001
	28.5407	30.1152	9,961,031	2000
	22.0489	28.5407	9,588,408	1999
	19.0140	22.0489	9,023,102	1998

Value Series	19.3746	20.6198	3,055,496	2007
	16.2414	19.3746	3,936,360	2006
	15.4490	16.2414	4,872,966	2005
	13.5609	15.4490	5,926,427	2004
	10.9729	13.5609	6,564,079	2003
	12.8745	10.9729	7,113,753	2002
	14.1123	12.8745	6,112,334	2001
	10.9848	14.1123	2,482,414	2000
	10.4065	10.9848	1,301,166	1999
	10.0000	10.4065	528,238	1998

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Telephone:
Toll Free (800) 752-7215

General Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PROSPECTUS
MAY 1, 2008
MFS REGATTA PLATINUM

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following investment options of the MFS® Variable Insurance Trust II (the ''Trust''):

Large-Cap Equity Funds	Specialty/Sector Funds
MFS® Capital Appreciation Portfolio	MFS® Technology Portfolio
MFS® Core Equity Portfolio	MFS® Utilities Portfolio
MFS® Growth Portfolio[1]	Asset Allocation Funds
MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Total Return Portfolio
MFS® Blended Research Core Equity Portfolio	Global Asset Allocation Funds
MFS® Research Portfolio	MFS® Global Total Return Portfolio
MFS® Value Portfolio	Money Market Funds
Mid-Cap Equity Funds	MFS® Money Market Portfolio
MFS® Mid Cap Growth Portfolio	Intermediate-Term Bond Funds
Small-Cap Equity Funds	MFS® Bond Portfolio
MFS® New Discovery Portfolio	MFS® Government Securities Portfolio
International/Global Equity Funds	Multi-Sector Bond Funds
MFS® Global Growth Portfolio	MFS® Strategic Income Portfolio
MFS® Research International Portfolio	High Yield Bond Funds
MFS® International Growth Portfolio	MFS® High Yield Portfolio
Emerging Markets Equity Funds	World Bond Funds
MFS® Emerging Markets Equity Portfolio	MFS® Global Governments Portfolio

[1]	Formerly MFS® Emerging Growth Portfolio.

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS® Variable Insurance Trust II.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Trust prospectus carefully before investing and keep them for future reference. They contain important information about the Contract and the Funds.

We have filed a Statement of Additional Information dated May 1, 2008 (the ''SAI'') with the Securities and Exchange Commission (the ''SEC''), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 43 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our ''Annuity Mailing Address'') or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

     Sun Life Assurance Company of Canada (U.S.)
     P.O. Box 9133
     Wellesley Hills, Massachusetts 02481

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS:  THE MFS® VARIABLE INSURANCE TRUST II                                                                                                                                                     [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT                                                                                                                                                                [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
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Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Due Proof of Death [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of the Annuitant or Co-Annuitant [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Limitation or Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACTS [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACTS [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Regatta Platinum Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase.  Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000.  We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS® Variable Insurance Trust II, an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Trust.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $35 or 2% of your Account Value.  After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value.  During the Income Phase, the annual Account Fee is $35.  We will not charge the annual Account Fee if your Account had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account.  We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 6% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds.  The charges vary depending upon which Fund(s) you have selected.

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Contract Date.  If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract ("Surrender Value").  If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts:  (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), (4) your highest Account Value on any Account Anniversary before your 81st birthday (adjusted for subsequent payment, withdrawals and charges), or (5) subject to certain limitations, your total Purchase Payments, adjusted for withdrawals, plus interest accrued on each Purchase Payment or transfers to the Variable Account at 5% per year.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  For any Account Year, this "free withdrawal amount" equals 10% of all Purchase Payments made during the last 7 Account Years (including the current Account Year), plus all Purchase Payments we have held for at least 7 Account Years.  Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it (or later, if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income.  If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Assurance Company of Canada (U.S.)
     P. O. Box 9133
     Wellesley Hills, Massachusetts  02481
     Toll Free (800) 752-7215
FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		6%*

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15**

Premium Taxes (as a percentage of Certificate Value or total Purchase Payments):		0% - 3.5%***

*
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.  (See "Withdrawal Charges.")

**
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer.  We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

***
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Contract Charges -- Premium Taxes."

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50*

Variable Account Annual Expenses (as a percentage of average daily net Variable Account assets)

Mortality and Expense Risks Charge:	1.25%
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%

*
The Annual Account Fee is equal to the lesser of $35 or 2% of your Account Value in Account Years 1 through 5; thereafter, the Annual Account Fee may be changed annually but it will never exceed the lesser of $50 or 2% of your Account Value. The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account during the applicable Account Year or if your Account Value is $75,000 in value on your Account Anniversary. (See "Account Fee.")

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.55%	1.55%

*
The expenses shown are for the year ended December 31, 2007, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2009. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds fall within the range shown. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$860	$1,322	$1,842	$3,387

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$308	$942	$1,601	$3,387

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (''Variable Accumulation Units'') is included in the back of this Prospectus as Appendix C.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the ''Variable Account'') offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as ''Participants'' and we address all those Participants as ''you''; we use the term ''Contracts'' to include Individual Contracts, Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as ''your'' Account or a ''Participant Account.''

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a death benefit if you die during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as ''Qualified Contracts,'' and all others as ''Non-Qualified Contracts.'' A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to us at our Annuity Mailing Address, as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (''Sun Life Financial''). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund of the MFS® Variable Insurance Trust II (the ''Trust''). All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Trust with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS:  THE MFS® VARIABLE INSURANCE TRUST II

The MFS® Variable Insurance Trust II (the ''Trust'') is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company (''MFS''), serves as the investment adviser to the Trust.

The Trust is composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trust are issued in a number of investment options (each, a "Fund"), each corresponding to one of the portfolios. Additional portfolios may be added to the Trust which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS, as its investment adviser, for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS. We undertake no obligation in this regard.

MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Funds, and which may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Trust also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trust. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and Trust's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

Information about the Trust and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Trust prospectus. You should read the Trust prospectus carefully before investing. The statement of additional information of the Trust is available by calling (800) 752-7215.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available.  From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods.  Once we stop offering a Guarantee Period for a particular duration, allocations or transfers into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered.  We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law.  Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See ''Withdrawals, Withdrawal Charge and Market Value Adjustment.''

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or die before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase, except that if you own a Contract issued in the state of Oregon, you may make Purchase Payments only during the first 3 Account Years, rather than at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment.  You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see ''Contract Charges - Premium Taxes''). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract (''Variable Account Value'') and the Fixed Account portion of your Contract (''Fixed Account Value''). These 2 components are calculated separately, as described below under the headings ''Variable Account Value'' and ''Fixed Account Value.''

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a ''Business Day.'' The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor - which we call the Net Investment Factor - which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge and administrative expense charge) for each day in the Valuation Period.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under "Short-Term Trading," or to change them.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Participants.  Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Participants.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 6 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of contract values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming sub-accounts.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks.  The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund’s performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Participants may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under "Permitted Transfers" and "Short-Term Trading"), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the "Funds' Shareholder Trading Policies") are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Permitted Transfers" and under " Short-Term Trading." Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (''Eligible Employees'') and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see ''Withdrawals, Withdrawal Charge and Market Value Adjustment.''

Other Programs

You may participate in any of the following Optional Programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program.  (We reserve the right to limit minimum investments to at least $1,000.)

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub Accounts at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are "static" programs.  That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets.  Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models.  If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Participants who elect an asset allocation program on or after that date.  Participants of any existing asset allocation programs may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. Withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment.  They may also be included as income and subject to a 10% federal tax penalty.  You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see ''Withdrawal Charge'' below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see ''Market Value Adjustment'' below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see ''Tax Considerations.''). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or MVA and then reduce the value of your Account by the gross amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount.  In calculating the amount payable under the death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before the withdrawal multiplied by the ratio of the Account Value immediately after withdrawal to the Account Value immediately before the withdrawal.  (See "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; and

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See ''Tax Considerations - Tax-Sheltered Annuities.'')

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a ''contingent deferred sales charge'') on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the ''free withdrawal amount,'' before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the ''Annual Withdrawal Allowance''), plus (2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as ''New Payments,'' and all Purchase Payments made before the last 7 Account Years as ''Old Payments.''

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

●	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

●
$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

●	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining Withdrawal Charge scale is as follows:

Number of Account Years Purchase Payment has been in Your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in ''Free Withdrawal Amount'' above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

     Nursing Home Waiver

If approved in your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since we issued your Contract and

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

An ''eligible nursing home'' means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above and any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub- Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) ÷ (1 + J + b)](N/12) - 1

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

No Market Value Adjustment will apply to Contracts issued in the states of Maryland, Texas and Washington, or to one-year Guarantee Periods under Contracts issued in the State of Oregon.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of $35 or 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of $50 or 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the annual Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund of the Trust. These fees and expenses are described in the relevant Fund's prospectus and related Statement of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If you die during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of your death, we will pay the death benefit to the Annuitant, or, if the Annuitant is not then living, in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a ''Death Benefit Date.'' The Death Benefit Date is the date we receive proof of your death in an acceptable form (''Due Proof of Death'') if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

(3)
your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;

(4)
your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date; and

(5)
your total Purchase Payments plus interest accruals thereon, adjusted for partial withdrawals; interest will accrue on Purchase Payments allocated to and transfers to the Variable Account while they remain in the Variable Account at a rate of 5% per year until the first day of the month following your 80th birthday, or until the Purchase Payment or amount transferred has doubled in amount, whichever is earlier.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, required minimum distributions under the Internal Revenue Code may affect the value of your death benefit.  Please refer to "Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before choosing a death benefit.

Spousal Continuance

If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the amount of your death benefit, calculated as described under ''Amount of Death Benefit,'' will become the Contract's Account Value on the Death Benefit Date. All other provisions of the Contract, including any withdrawal charges, will continue as if your spouse had purchased the Contract on the original date of coverage. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under (3), (4) and (5) above, any partial withdrawals will reduce the amount by the ratio of the Account Value immediately following the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is amount (2), (3), (4) or (5) above, your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub- Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under ''The Income Phase - Annuity Provisions.''

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Participant's spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option. (See ''The Income Phase - Annuity Provisions'').

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the ''designated beneficiary'' within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named a Beneficiary under your Contract, if any, will be the ''designated beneficiary.'' If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see ''Spousal Continuance,'' above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, the special distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under ''Annuity Options,'' and you cannot change the Annuity Option(s) selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under "Annuity Options.")  You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See ''Withdrawals, Withdrawal Charge and Market Value Adjustment.'')

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the ''Payee.'' If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

Under a Non-Qualified Contract, if you name someone other than yourself as the Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday ("maximum Annuity Commencement Date") or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of annuity payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See ''Annuity Payment Rates.''

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment - which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment - will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See ''Annuity Payment Rates.''

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the "Funds' Shareholder Trading Policies"). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under "Funds' Shareholder Trading Policies." For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the Series Fund prospectus for the investment objectives and risk disclosure of the Series in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments (see ''Contract Charges - Account Fee'').

Annuity Payment Rates

The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see ''Other Contract Provisions - Modification'').

The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the ''Death Benefit'' section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers).  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds of the Trust may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub- Account(s) (see ''Change in Operation of Variable Account''); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Series, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (''IRA''), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a ''ten day free-look,'' notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations."

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether a Participant has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Participant during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a "full surrender"), the taxable portion will equal the amount you receive less the "investment in the contract" (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Participant of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the investment in the contract is not affected by the Participant's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Participant's investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution, or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a Participant from being treated as the owner of separate account assets under an "owner control" test.  If a Participant is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract Participant will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59½, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions.  It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. The Internal Revenue Service has not issued specific rules defining financial hardship, but those rules do not become effective until January 1, 2009.  Until then, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code.  Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

The Internal Revenue Service has issued comprehensive regulations that are generally effective January 1, 2009, to 403(b) plans and annuities, but that may apply to a Section 403(b) annuity issued before that date.  You should consult with a qualified tax professional about those regulations.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual      Retirement Annuities

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as death benefits) will be added to the Contract’s Account Value as of 12/31 account balance in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the account balance for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract’s additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements.. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", Withholding" and Non-Qualified Contracts".  You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority ("FINRA") and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.  The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Contract Owner or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as "override" compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates."  During 2005, 2006, and 2007, approximately $40,377, $31,092, and $34,032, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. - 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois - 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the ''Exchange Act'') is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2007 are also included in the Statement of Additional Information.
__________________

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2008 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
MFS Regatta Platinum Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City	State Zip

Telephone
APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Participant during which you make Purchase Payments under the Contract. This is called the ''Accumulation Period'' in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the new Annuitant will be the Co-Annuitant, if any. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the ''designated beneficiary'' for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT DATE: The date on which we issue your Contract. This is called the ''Date of Coverage'' in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term ''Owner,'' as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SERIES FUND: MFS®/Sun Life Series Trust.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Series Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$ 41,000	$ 4,000	$ 37,000	6.00%	$ 2,220
(b)	3	$ 52,000	$ 12,000	$ 40,000	5.00%	$ 2,000
(c)	7	$ 80,000	$ 28,000	$ 40,000	3.00%	$ 1,200
(d)	9	$ 98,000	$ 68,000	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any Account Year is equal to (1) the Annual Withdrawal Allowance for that year (i.e., 10% of all Purchase Payments made in the last 7 Account Years (''New Payments'')); plus (2) any unused Annual Withdrawal Allowances from previous years; plus (3) any Purchase Payments made before the last 7 Account Years (''Old Payments'') not previously withdrawn. In Account Year 1, the free withdrawal amount is $4,000 (the Annual Withdrawal Allowance for that year) because there are no unused Annual Withdrawal Allowances from previous years and no Old Payments. The $41,000 full withdrawal is attributed first to the $4,000 free withdrawal amount. The remaining $37,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge.

(b)
In Account Year 3, the free withdrawal amount is $12,000 (the $4,000 Annual Withdrawal Allowance for the current year plus the unused $4,000 Annual Withdrawal Allowances for each of Account Years 1 and 2). The $52,000 full withdrawal is attributed first to the free withdrawal amount and the remaining $40,000 is withdrawn from the Purchase Payment made in Account Year 1.

(c)
In Account Year 7, the free withdrawal amount is $28,000 (the $4,000 Annual Withdrawal Allowance for the current Account Year plus the unused Annual Withdrawal Allowance of $4,000 for each of Account Years 1 through 6). The $80,000 full withdrawal is attributed first to the free withdrawal amount. The next $40,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge. The remaining $12,000 exceeds the total of the free withdrawal amount plus all New Payments not previously withdrawn, so it is not subject to the withdrawal charge.

(d)
In Account Year 9, the free withdrawal amount is $68,000, calculated as follows. There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of 3 partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$ 9,000	$20,000	$ 0	4.00%	$ 0
(b)	$56,000	$12,000	$11,000	$ 1,000	4.00%	$ 40
(c)	$40,000	$15,000	$ 0	$15,000	4.00%	$600

(a)
In the fifth Account Year, the free withdrawal amount is equal to $20,000 (the $4,000 Annual Withdrawal Allowance for the current year, plus the unused $4,000 for each of the Account Years 1 through 4). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no New Payments are withdrawn and no withdrawal charge applies.

(b)
Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount. The remaining $1,000 will be withdrawn from the $40,000 New Payment, incurring a withdrawal charge of $40.

(c)
The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in New Payments being withdrawn and will incur a withdrawal charge.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (''MVA'')

The MVA Factor is:
[(1 + I) ÷ (1 + J +b)](N/12) - 1

These examples assume the following:

●	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
●	The date of surrender is two years from the Expiration Date (N = 24).
●	The value of the Guarantee Amount on the date of surrender is $11,910.16.
●	The interest earned in the current Account Year is $674.16.
●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	=	[(1 + I) ÷ (1 + J + b)](N/12) - 1
	=	[(1 + .06) ÷ (1 + .08)](24/12) - 1
	=	(.9812) - 1
	=	.963 - 1
	=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 -  $674.16) x (-.037) = - $415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:
Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor

The MVA factor	=	[(1 + I) ÷ (1 + J + b)](N/12) - 1
	=	[(1 + .06) ÷ (1 + .05)](24/12) - 1
	=	(1.0102) - 1
	=	1.019 - 1
	=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CONDENSED FINANCIAL INFORMATION

The following information for REGATTA PLATINUM should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information.

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year

Bond Series	$14.8692	$15.1773	1,889,321	2007
	14.3349	14.8692	2,341,399	2006
	14.2874	14.3349	3,163,320	2005
	13.6383	14.2874	3,593,610	2004
	12.6065	13.6383	4,435,168	2003
	11.6666	12.6065	4,908,882	2002
	10.9776	11.6666	4,809,350	2001
	10.0963	10.9776	3,829,426	2000
	10.4201	10.0963	2,970,448	1999
	10.0000	10.4201	628,000	1998

Capital Appreciation Series	9.2191	10.1017	5,937,173	2007
	8.7897	9.2191	7,789,951	2006
	8.8332	8.7897	10,002,358	2005
	8.0696	8.8332	10,027,114	2004
	6.3585	8.0696	11,109,581	2003
	9.5380	6.3585	12,147,164	2002
	12.9537	9.5380	14,639,057	2001
	14.8295	12.9537	16,123,178	2000
	11.3405	14.8295	10,770,738	1999
	10.0000	11.3405	1,683,164	1998

Core Equity Series	12.8160	13.7368	4,388,587	2007
	11.4278	12.8160	2,038,030	2006
	10.8765	11.4278	2,497,342	2005
	9.6234	10.8765	2,615,901	2004
	7.6330	9.6234	2,774,711	2003
	9.8497	7.6330	2,878,210	2002
	11.2123	9.8497	3,484,062	2001
	11.0284	11.2123	3,623,901	2000
	10.3415	11.0284	2,692,647	1999
	10.0000	10.3415	387,080	1998

Emerging Growth Series	11.1262	13.3003	4,499,568	2007
	10.4459	11.1262	5,999,908	2006
	9.7069	10.4459	7,766,452	2005
	8.6938	9.7069	9,760,164	2004
	6.7054	8.6938	11,210,435	2003
	10.3316	6.7054	12,518,370	2002
	16.0186	10.3316	15,684,540	2001
	20.0771	16.0186	17,416,607	2000
	11.5819	20.0771	9,952,208	1999
	10.0000	11.5819	1,651,404	1998

Emerging Markets Equity Series	28.8045	38.5257	607,606	2007
	22.4427	28.8045	805,402	2006
	16.6421	22.4427	979,129	2005
	13.2717	16.6421	911,007	2004
	8.8202	13.2717	822,337	2003
	9.1222	8.8202	828,135	2002
	9.3494	9.1222	809,439	2001
	12.2711	9.3494	1,169,900	2000
	8.1616	12.2711	471,834	1999
	10.0000	8.1616	72,586	1998

Global Government Series	14.1362	15.1500	352,640	2007
	13.6582	14.1362	408,052	2006
	14.9272	13.6582	505,123	2005
	13.7560	14.9272	560,132	2004
	12.0689	13.7560	654,693	2003
	10.1477	12.0689	636,630	2002
	10.5176	10.1477	428,207	2001
	10.5290	10.5176	558,947	2000
	11.2639	10.5290	301,714	1999
	10.0000	11.2639	76,210	1998

Global Growth Series	17.4839	19.5258	1,058,514	2007
	15.1068	17.4839	1,372,092	2006
	13.9236	15.1068	1,648,464	2005
	12.2149	13.9236	1,881,671	2004
	9.1464	12.2149	2,060,622	2003
	11.5048	9.1464	2,297,111	2002
	14.5301	11.5048	2,921,700	2001
	16.9623	14.5301	3,209,391	2000
	10.2820	16.9623	1,328,571	1999
	10.0000	10.2820	162,856	1998

Global Total Return Series	17.1412	18.3987	1,364,245	2007
	14.8232	17.1412	1,603,358	2006
	14.4879	14.8232	1,892,995	2005
	12.5467	14.4879	1,758,581	2004
	10.3475	12.5467	1,643,492	2003
	10.4317	10.3475	1,212,365	2002
	11.2785	10.4317	1,171,502	2001
	11.1787	11.2785	1,216,055	2000
	10.4567	11.1787	901,334	1999
	10.0000	10.4567	152,857	1998

Government Securities Series	13.5678	14.3371	3,849,441	2007
	13.2710	13.5678	4,942,559	2006
	13.1560	13.2710	6,392,852	2005
	12.8596	13.1560	7,537,044	2004
	12.7679	12.8596	9,804,421	2003
	11.7931	12.7679	12,533,953	2002
	11.1320	11.7931	10,571,958	2001
	10.0675	11.1320	9,623,917	2000
	10.4116	10.0675	6,917,529	1999
	10.0000	10.4116	816,102	1998

High Yield Series	13.2607	13.3259	2,661,756	2007
	12.1824	13.2607	3,538,317	2006
	12.0897	12.1824	4,480,283	2005
	11.1934	12.0897	5,335,134	2004
	9.3480	11.1934	6,452,156	2003
	9.2315	9.3480	6,430,762	2002
	9.2019	9.2315	7,513,560	2001
	10.0101	9.2019	7,800,151	2000
	9.5030	10.0101	5,126,512	1999
	10.0000	9.5030	1,000,705	1998

International Growth Series	18.3996	21.1492	1,686,552	2007
	14.8049	18.3996	2,167,605	2006
	13.0663	14.8049	2,603,702	2005
	11.1419	13.0663	2,878,185	2004
	8.1491	11.1419	2,994,309	2003
	9.3799	8.1491	3,292,267	2002
	11.3110	9.3799	3,924,402	2001
	12.4412	11.3110	4,164,308	2000
	9.3254	12.4412	1,960,439	1999
	10.0000	9.3254	338,938	1998

International Value Series	21.6385	22.9020	1,195,703	2007
	16.9817	21.6385	1,504,714	2006
	14.9475	16.9817	1,640,661	2005
	11.8417	14.9475	1,364,003	2004
	8.9876	11.8417	1,036,209	2003
	9.6910	8.9876	957,991	2002
	11.5075	9.6910	1,099,935	2001
	11.9538	11.5075	1,256,955	2000
	10.3378	11.9538	904,331	1999
	10.0000	10.3378	199,346	1998

Massachusetts Investors Growth Stock Series	11.1354	12.2445	8,997,471	2007
	10.4891	11.1354	11,308,403	2006
	10.1920	10.4891	14,863,281	2005
	9.4309	10.1920	17,913,505	2004
	7.7518	9.4309	20,571,225	2003
	10.9281	7.7518	22,759,313	2002
	14.7585	10.9281	28,796,657	2001
	15.9430	14.7585	32,630,497	2000
	11.9094	15.9430	20,741,206	1999
	10.0000	11.9094	2,428,134	1998

Blended Research Core Equity Series	11.5291	12.0431	13,556,623	2007
	10.3196	11.5291	17,925,188	2006
	9.7170	10.3196	23,626,164	2005
	8.8005	9.7170	28,027,975	2004
	7.2662	8.8005	31,842,350	2003
	9.3553	7.2662	35,925,741	2002
	11.2603	9.3553	44,164,744	2001
	11.4075	11.2603	49,003,728	2000
	10.7939	11.4075	36,443,681	1999
	10.0000	10.7939	5,331,018	1998

Mid Cap Growth Series	5.7513	6.2286	1,401,777	2007
	5.6994	5.7513	1,879,752	2006
	5.6061	5.6994	2,561,587	2005
	4.9605	5.6061	3,127,074	2004
	3.6488	4.9605	2,999,074	2003
	7.0037	3.6488	1,806,068	2002
	9.2479	7.0037	1,766,213	2001
	10.0000	9.2479	353,162	2000

Money Market Series	11.2142	11.9558	2,705,920	2007
	11.2143	11.2142	3,162,214	2006
	11.0719	11.2143	3,178,274	2005
	11.1377	11.0719	3,803,794	2004
	11.2252	11.1377	5,425,682	2003
	11.2413	11.2252	9,145,493	2002
	10.9862	11.2413	9,788,974	2001
	10.5145	10.9862	5,319,403	2000
	10.1878	10.5145	4,848,739	1999
	10.0000	10.1878	886,479	1998

New Discovery Series	16.3506	16.5329	1,802,922	2007
	14.6525	16.3506	2,387,997	2006
	14.1246	14.6525	3,053,762	2005
	13.3280	14.1246	3,711,049	2004
	9.9912	13.3280	3,987,722	2003
	15.2289	9.9912	4,284,243	2002
	16.2788	15.2289	4,767,379	2001
	16.4450	16.2788	4,753,246	2000
	10.4124	16.4450	2,064,540	1999
	10.0000	10.4124	436,178	1998

Research International Series	21.2081	23.6597	1,130,332	2007
	16.8731	21.2081	1,448,127	2006
	14.6807	16.8731	1,557,186	2005
	12.2852	14.6807	1,613,060	2004
	9.3080	12.2852	1,560,111	2003
	10.6647	9.3080	1,625,298	2002
	13.1523	10.6647	1,911,607	2001
	14.4906	13.1523	2,001,503	2000
	9.4845	14.4906	914,188	1999
	10.0000	9.4845	181,131	1998

Research Series	11.9516	13.3433	3,599,995	2007
	10.9636	11.9516	4,833,638	2006
	10.2945	10.9636	6,307,383	2005
	9.0142	10.2945	7,464,197	2004
	7.2951	9.0142	8,572,881	2003
	9.8837	7.2951	9,717,636	2002
	12.7530	9.8837	12,367,010	2001
	13.4883	12.7530	14,126,725	2000
	11.0189	13.4883	9,822,632	1999
	10.0000	11.0189	1,751,713	1998

Strategic Income Series	13.9723	14.2560	944,605	2007
	13.2791	13.9723	1,096,982	2006
	13.2176	13.2791	1,432,028	2005
	12.4078	13.2176	1,614,924	2004
	11.1473	12.4078	1,669,090	2003
	10.5181	11.1473	1,629,215	2002
	10.3225	10.5181	1,626,468	2001
	12.0212	10.3225	1,535,324	2000
	9.8713	12.0212	987,192	1999
	10.0000	9.8713	157,634	1998

Technology Series	4.2321	5.0163	482,384	2007
	3.5189	4.2321	417,567	2006
	3.3607	3.5189	696,396	2005
	3.3273	3.3607	924,930	2004
	2.3210	3.3273	1,189,525	2003
	4.3580	2.3210	362,283	2002
	7.2300	4.3580	396,060	2001
	10.0000	7.2300	283,087	2000

Total Return Series	15.7969	16.2476	9,863,273	2007
	14.2759	15.7969	12,628,154	2006
	14.0532	14.2759	16,915,503	2005
	12.7866	14.0532	18,941,002	2004
	11.0696	12.7866	20,227,510	2003
	11.9073	11.0696	21,362,142	2002
	12.0159	11.9073	21,987,375	2001
	10.4327	12.0159	20,955,708	2000
	10.2907	10.4327	17,437,345	1999
	10.0000	10.2907	2,318,847	1998

Utilities Series	21.7687	27.5962	3,422,613	2007
	16.6892	21.7687	4,347,403	2006
	14.4301	16.6892	5,438,570	2005
	11.2259	14.4301	5,974,075	2004
	8.3556	11.2259	6,548,666	2003
	11.1289	8.3556	7,514,079	2002
	14.9137	11.1289	10,468,859	2001
	14.1367	14.9137	11,646,870	2000
	10.9233	14.1367	6,397,913	1999
	10.0000	10.9233	819,649	1998

Value Series	19.5613	20.8144	3,399,030	2007
	16.4012	19.5613	4,477,852	2006
	15.6040	16.4012	5,656,587	2005
	13.6997	15.6040	6,245,431	2004
	11.0873	13.6997	6,373,869	2003
	13.0113	11.0873	6,746,360	2002
	14.2652	13.0113	5,973,495	2001
	11.1059	14.2652	3,963,761	2000
	10.5234	11.1059	2,322,545	1999
	10.0000	10.5234	272,362	1998

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Telephone:
Toll Free (800) 752-7215

General Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PART B

MAY 1, 2008

FUTURITY II,
MFS REGATTA GOLD
AND
MFS REGATTA PLATINUM

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations (for Futurity II and Regatta Platinum)
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Calculations (for Regatta Gold)
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Futurity II Variable and Fixed Annuity Contract, MFS Regatta Gold Variable and Fixed Annuity Contract and MFS Regatta Platinum Variable and Fixed Annuity Contract (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the corresponding Prospectus dated May 1, 2008.  This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (888)-786-2435 for the Futurity Contracts or (800) 752-7215 for the MFS Regatta Contracts.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH IBCA CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S  ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch IBCA and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59½, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

●	The assumed rate of earnings will be realistic.
●	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
●	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
●	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS (FOR FUTURITY II AND MFS REGATTA PLATINUM)

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Series Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003863 (the daily equivalent of the current maximum charge of 1.40% on an annual basis) gives a net investment factor of 1.00323648. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117051 (14.5645672 x 1.00323648).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846325 (12.3456789 x 1.00323648 (the Net Investment Factor) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846325. The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000). The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $863.30 (70.1112 x 12.3846325).

CALCULATIONS (FOR MFS REGATTA GOLD)

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Series Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003809 (the daily equivalent of the current maximum charge of 1.40% on an annual basis) gives a net investment factor of 1.00323702. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117130 (14.5645672 x 1.00323702).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846391 (12.3456789 x 1.00323702 (the Net Investment Factor) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846391. The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000). The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 x 12.3846391).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon").  Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates."

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 27, 2008, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the adoption of the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account F that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 18, 2008, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF INCOME
(in thousands)
For the years ended December 31,

	2007	2006	2005

Revenues:
Premiums and annuity considerations	$110,616	$59,192	$51,982
Net investment income	1,098,592	1,206,081	1,112,529
Net derivative (loss) income	(193,124)	9,089	16,474
Net realized investment (losses) gains	(61,048)	(44,511)	16,925
Fee and other income	479,904	398,622	362,275
Subordinated notes early redemption premium	25,578	-	-

Total revenues	1,460,518	1,628,473	1,560,185

Benefits and expenses:
Interest credited	629,823	633,405	637,502
Interest expense	101,532	130,802	123,279
Policyowner benefits	229,485	156,970	187,013
Amortization of deferred acquisition costs and value of business acquired	189,121	399,182	243,821
Other operating expenses	283,815	231,434	196,543
Partnership capital securities early redemption payment	25,578	-	-

Total benefits and expenses	1,459,354	1,551,793	1,388,158

Income before income tax (benefit) expense, and minority interest	1,164	76,680	172,027

Income tax (benefit) expense:
Federal	(24,289)	(1,717)	40,091
State	431	105	(2)
Income tax (benefit) expense	(23,858)	(1,612)	40,089

Income before minority interest	25,022	78,292	131,938

Minority interest share of loss	-	-	(1,214)

Net income	$25,022	$78,292	$133,152

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2007	December 31, 2006
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $11,848,397 and $13,623,450 in 2007 and 2006, respectively); fair value option elected for $16,584 in 2007	$11,503,230	$13,637,973
Trading fixed maturities at fair value (amortized cost of $3,938,088 and $3,838,732 in 2007 and 2006, respectively)	3,867,011	3,856,053
Subordinated note from affiliate held-to-maturity (fair value of $630,751 in 2006)	-	600,000
Mortgage loans	2,318,341	2,273,176
Derivative instruments – receivable	609,261	653,854
Limited partnerships	164,464	193,728
Real estate	201,777	186,891
Policy loans	712,633	709,626
Other invested assets	568,676	950,226
Cash and cash equivalents	1,169,701	578,080
Total investments and cash	21,115,094	23,639,607

Accrued investment income	290,363	291,218
Deferred policy acquisition costs	1,603,397	1,234,206
Value of business and customer renewals acquired	51,806	47,744
Net deferred tax asset	15,945	3,597
Goodwill	708,829	701,451
Receivable for investments sold	3,482	33,241
Reinsurance receivable	2,709,249	1,817,999
Other assets	311,999	153,230
Separate account assets	24,996,603	21,060,255

Total assets	$51,806,767	$48,982,548

LIABILITIES

Contractholder deposit funds and other policy liabilities	$18,262,569	$19,428,625
Future contract and policy benefits	823,588	750,112
Payable for investments purchased	199,210	218,465
Accrued expenses and taxes	123,065	144,695
Debt payable to affiliates	1,945,000	1,325,000
Partnership capital securities	-	607,826
Reinsurance payable to affiliate	1,691,884	1,605,626
Derivative instruments – payable	446,640	160,504
Other liabilities	888,061	1,178,086
Separate account liabilities	24,996,603	21,060,255

Total liabilities	49,376,620	46,479,194

Commitments and contingencies – Note 20

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2007 and 2006	6,437	6,437
Additional paid-in capital	2,146,436	2,143,408
Accumulated other comprehensive (loss) income	(92,403)	14,030
Retained earnings	369,677	339,479

Total stockholder’s equity	2,430,147	2,503,354

Total liabilities and stockholder’s equity	$51,806,767	$48,982,548

The accompanying notes are an integral part of the consolidated financial statements.
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2007	2006	2005

Net income	$25,022	$78,292	$133,152

Other comprehensive loss:
Change in unrealized holding (losses) gains on available- for-sale securities, net of tax and policyholder amounts (1)	(119,775)	(46,229)	(79,814)
Change in pension and other postretirement plan adjustments, net of tax (2)	11,197	1,842	(1,842)
Reclassification adjustments of realized investment losses (gains) into net income (3)	2,145	40,673	(79,722)
Other comprehensive loss	(106,433)	(3,714)	(161,378)

Comprehensive (loss) income	$(81,411)	$74,578	$(28,226)

(1)	Net of tax benefit of $64.7 million, $25.5 million and $43.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.
(2)	Net of tax (expense) benefit of $(6.0) million, $(0.2) million and $1.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.
(3)	Net of tax (expense) benefit of $(1.2) million, $(21.9) million and $42.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2004	$6,437	$2,131,888	$180,638	$628,035	$2,946,998

Net income	-	-	-	133,152	133,152
Dividends	-	-	-	(200,000)	(200,000)
Tax benefit from stock options	-	6,992	-	-	6,992
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	6,437	2,138,880	19,260	561,187	2,725,764

Adjustment to initially apply FASB Statement No. 158, net of tax			(1,516)		(1,516)
Net income	-	-	-	78,292	78,292
Dividends	-	-	-	(300,000)	(300,000)
Tax benefit from stock options	-	4,528	-	-	4,528
Other comprehensive loss	-	-	(3,714)	-	(3,714)

Balance at December 31, 2006	6,437	2,143,408	14,030	339,479	2,503,354

Cumulative effect of accounting changes, net of tax				5,176	5,176
Net income	-	-	-	25,022	25,022
Tax benefit from stock options	-	3,028			3,028
Other comprehensive loss	-	-	(106,433)	-	(106,433)

Balance at December 31, 2007	$6,437	$2,146,436	$(92,403)	$369,677	$2,430,147
The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2007	2006	2005

Cash Flows From Operating Activities:
Net income from operations	$25,022	$78,292	$133,152
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Minority interest share of loss	-	-	(1,214)
Net amortization of premiums on investments	40,668	58,752	71,357
Amortization of deferred acquisition costs and value of business and customer renewals acquired	189,121	399,182	243,821
Depreciation and amortization	7,460	4,608	3,985
Net losses (gains) on derivatives	131,503	(11,853)	(77,025)
Net realized losses (gains) on available-for-sale investments	61,048	44,511	(16,925)
Changes in fair value of trading investments	88,398	(15,235)	80,324
Net realized gains on trading investments	(4,655)	(373)	(11,162)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	(29,120)	(48,244)
Interest credited to contractholder deposits	629,823	633,405	637,502
Deferred federal income taxes	43,366	4,180	22,047
Changes in assets and liabilities:
Additions to deferred acquisition costs, value of business and customer renewals acquired	(379,941)	(262,895)	(261,917)
Accrued investment income	855	(29,711)	17,916
Net reinsurance receivable/payable	33,161	77,063	85,876
Future contract and policy benefits	66,550	(6,619)	25,123
Other, net	(134,356)	14,268	53,536
Purchases of trading fixed maturities, net of sales	(100,836)	(1,866,153)	(651,921)
Net cash provided by (used in) operating activities	674,160	(907,698)	306,231

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	4,252,780	5,872,190	5,685,008
Mortgage loans	355,146	248,264	117,438
Real estate	-	-	947
Net cash from disposition of subsidiary	-	-	17,040
Other invested assets	667,683	184,646	483,700
Redemption of subordinated note from affiliates	600,000	-	-
Purchases of:
Available-for-sale fixed maturities	(2,557,841)	(4,002,244)	(5,269,211)
Mortgage loans	(399,566)	(780,592)	(390,376)
Real estate	(19,439)	(20,619)	(6,648)
Other invested assets	(57,864)	(489,493)	(171,539)
Net change in other investments	(361,781)	399,514	(239,910)
Net change in policy loans	(3,007)	(7,857)	(5,464)
Net change in short-term investments	-	-	(4,576)
Early redemption premium	25,578	-	-

Net cash provided by investing activities	$2,501,689	$1,403,809	$216,409

The accompanying notes are an integral part of the consolidated financial statements
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2007	2006	2005

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,924,784	$3,520,138	$2,720,141
Withdrawals from contractholder deposit funds	(4,533,405)	(3,690,351)	(3,404,468)
Repayments of debt	(980,000)	-	-
Debt proceeds	1,000,000	200,000	100,000
Dividends paid to stockholder	-	(300,000)	(150,600)
Early redemption payment	(25,578)	-	-
Other, net	29,971	4,528	6,992
Net cash used in financing activities	(2,584,228)	(265,685)	(727,935)

Net change in cash and cash equivalents	591,621	230,426	(205,295)

Cash and cash equivalents, beginning of year	578,080	347,654	552,949

Cash and cash equivalents, end of year	$1,169,701	$578,080	$347,654

Supplemental Cash Flow Information
Interest paid	$73,116	$130,686	$122,474
Income taxes paid	$43,287	$82,250	$16,857

Supplemental Schedule of non-cash investing and financing activities

Effective November 8, 2007, the Company’s subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC.  This agreement is described more fully in Note 1 and Note 8.  As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposits, future contract and policy benefits of $ 20.4 million, a funds withheld asset of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.

The Company declared and paid to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., cash dividends of $300.0 million in 2006.  In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, consisting of $150.6 million in cash and $49.4 million in notes. The Company did not pay any dividends to its direct parent in 2007.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity (“VIE”). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax-qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the "Parent").  The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2007, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Sun Life Vermont, a Vermont special purpose financial captive insurance company; Clarendon Insurance Agency, Inc., a registered broker-dealer; Sun Life of Canada (U.S.) SPE 97-I, Inc., organized for the purpose of engaging in activities incidental to securitizing mortgage loans; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC.

On October 31, 2007, the Company subscribed for $250,000 worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Effective November 8, 2007, Sun Life Vermont entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), an affiliate of the Company, under which the Sun Life Vermont has assumed the risks of certain individual universal life insurance (“UL”) policies issued, and to be issued, by SLOC.  This agreement is described more fully in Note 8.  A long-term financing arrangement has been established with a financial institution (the "Lender") that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, Sun Life Vermont issued a $1 billion variable principal, floating rate surplus note (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007-SUNAXXX LLC (“SUNAXXX”) affiliated with the Lender.  Pursuant to an agreement between the Lender and SLC – U.S. Ops Holdings, SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, has consolidated SUNAXXX in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (Revised December 2003)" (“FIN 46(R)”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (continued)

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”).  The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”).  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was cancelled effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.'s (“Genworth’s”) Employee Benefits Group business ("EBG").  Also effective May 31, 2007, SLNY entered into a series of agreements with Sun Life and Health Insurance Company (U.S.) (“SLHIC”), one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC to SLNY asset transfer”).  These agreements, in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control. SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

On September 6, 2006, the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the "CARS Trust"), whereby the Company is the sole beneficiary of the CARS Trust.  As of December 31, 2007, total assets and liabilities of the CARS Trust were $57.7 million and $7.9 million, respectively. As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46(R).  Accordingly, the assets and liabilities of the CARS Trust are included in the Company’s consolidated financial statements.  As of December 31, 2007, the Company recorded in its consolidated balance sheets $53.8 million of trading fixed maturities, $2.9 million of deferred tax, $1.0 million of accrued investment income and $7.9 million of liabilities relating to a total return swap.  As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $1.7 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity (“VIE”) and recognized a gain of $6.1 million.  The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

The Company had a greater than or equal to 20%, but less than 50%, interest in fourteen VIEs at December 31, 2007.  The Company is a creditor in seven trusts, three limited liability companies, two limited partnership and two special-purpose entities that were used to finance commercial mortgages, and franchise receivables and equipment used in utility generation.  The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $88.4 million and $30.1 million at December 31, 2007 and 2006, respectively.  The investments in these VIEs mature between March 2007 and September 2029.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FIN 46.  See Note 4 for additional information with respect to leveraged leases which is not included above.

All intercompany transactions have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations.  All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."  At the time of purchase, fixed maturity securities are classified based on the Company's intent as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturities are mortgage backed securities in the To Be Announced ("TBA") form.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  In the event that a more appropriate fair value is justified, the price received from a third-party pricing services is adjusted accordingly.  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if it anticipates the issuers will be unable to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other than temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $68.1 million, $6.3 million and 29.7, for the years ended December 31, 2007, 2006 and 2005, respectively, for other-than-temporary impairments.  Of the $68.1 million in realized losses for other-than-temporary impairments for the year ended December 31, 2007, $16.1 million was due to a change in the Company’s intent to hold the securities to recovery of fair value, up to amortized cost.  The remaining $52 million of realized losses were credit-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would not have materially increased for the year ended December 31, 2007 and 2006 if these holdings were performing.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses.  Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate, or on the loan's observable market price.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower's ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value.  Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts (“GICs”), and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.  DAC amortization is reviewed regularly and adjusted, as appropriate, retrospectively when the Company records actual profits and revises its estimate of future gross profits to be realized from this group of products, including realized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

DAC is also adjusted for amounts relating to unrealized investment gains and losses.  This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income. DAC was increased by $189.8 million and $6.9 million at December 31, 2007 and 2006, respectively, to reflect unrealized losses.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

Value of business acquired (“VOBA”) represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

VOBA is also adjusted for amounts relating to unrealized investment gains and losses.  This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income.  The Company’s VOBA was not adjusted for amounts relating to unrealized investment gains and losses for the year ended December 31, 2007.  VOBA was increased by $0.5 million at December 31, 2006 to account for unrealized investment losses.

The value of customer renewals acquired represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies and, as such, is not adjusted for amounts relating to unrealized investment gains and losses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s acquisitions of Keyport on November 1, 2001 and the allocation of goodwill to SLNY, based on a reinsurance agreement with SLHIC, effective May 31, 2007.  Goodwill obtained in connection with the purchase of Keyport is allocated to the Wealth Management Segment.  Goodwill obtained through the reinsurance agreement with SLHIC is allocated to the Group Segment in the Company’s subsidiary, SLNY.  In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2007 and concluded that these assets were not impaired.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization.  Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.  Intangible assets are also included in other assets.

Intangible assets, which are recorded in other assets, consist of state insurance licenses that are not subject to amortization, product rights that have a weighted-average useful life of 7 years, and the value of distribution, which was transferred to SLNY from SLHIC.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits.  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  From time to time the Company may recognize a loss on certain lines of business.  For the year ended December 31, 2007 additional reserves of $31.4 million were recorded as a reduction to income and additional reserves of $7.5 million were recorded as a component of other comprehensive loss.  Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL"), GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

For the years ended December 31, 2007, 2006 and 2005, the Company participated in a consolidated federal income tax return with SLC – U.S. Ops Holdings and other affiliates.  For the years ended December 31, 2006 and 2005, the Company’s subsidiaries INDY and SLNY filed stand-alone federal income tax returns.  INDY, SLNY and Sun Life Vermont, a new subsidiary, will be included as part of the consolidated federal income tax return for the year ended December 31, 2007.

Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, “Accounting for Income Taxes.”  These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for:  (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB"), guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In June 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109" ("FIN 48"), which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting increase in its January 1, 2007 balance of retained earnings.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets," an amendment to SFAS No. 140.  SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss, and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133.  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," and resolved issues addressed in SFAS No. 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets."  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The Company elected the fair value option for $16.6 million of available-for-sale securities during the year ended December 31, 2007.  The election did not have a material impact on the Company’s results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In September 2005, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial condition and results of operations.

Accounting Standards Not Yet Adopted

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits entities to choose to measure many financial instruments and certain other items at fair value (“FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years.

As of January 1, 2008, the Company has adopted the FV option for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007 such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that are in an unrealized loss position at December 31, 2007, which the Company will do through its current portfolio monitoring process.

The FV option adoption will result in a cumulative-effect adjustment to the opening balance of retained earnings, accumulated other comprehensive income, DAC, VOBA, deferred tax asset and certain other liabilities.  The Company is currently assessing the impact of the effects of this adoption.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS No. 157 changes the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company’s own credit standing in their valuation and changes to assumptions regarding policyholder lapses.  The Company is currently assessing the impact of SFAS No. 157 on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

SFAS No. 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS No. 141(R) on January 1, 2009, and has not yet determined the effect of SFAS No. 141(R) on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS No. 160 on January 1, 2009 and has not yet determined the effect of SFAS No. 160 on its consolidated financial statements.

In June 2007, the AICPA issued Statement of Position 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies” (“SOP 07-1”).  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by an entity that has not early adopted SOP 07-1.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have an impact on the Company’s consolidated financial condition or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was cancelled effective September 27, 2007.

On September 6, 2006 the Company entered into an agreement with the CARS Trust, whereby the Company is the sole beneficiary of the trust.  As of December 31, 2007 and 2006, total assets of the CARS Trust were $57.7 million and $56.6 million, respectively.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46.  Accordingly, the assets and liabilities of the CARS Trust are included in the Company’s consolidated financial statements.  As of December 31, 2007, the Company recorded in its consolidated balance sheets $53.8 million of trading fixed maturities, $2.9 million of deferred tax, $1.0 million of accrued investment income and $7.9 million of liabilities relating to a total return swap.  As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $1.7 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million.  The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of affiliated transactions for those affiliates that are not consolidated with the Company.

The Company and its subsidiaries have administrative services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $14.2 million, $9.4 million and $11.3 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $301.0 million, $212.4 million and $170.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. ("SLISC"), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $16.9 million, $10.7 million and $5.8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited ("SLISIL"), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $26.0 million, $19.6 million and $13.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $22.3 million, $22.6 million and $23.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative service agreement with SLHIC, whereby the Company provides personnel and certain services to SLHIC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $0.1 million for the year ended December 31, 2007.

The Company has an administrative service agreement with California Benefits Dental Plan (“CalBen”) whereby the Company provides personnel and certain services to CalBen, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $1.1 million for the year ended December 31, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative service agreement with Professional Insurance Company (“PIC”), whereby the Company provides personnel and certain services to PIC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $0.8 million for the year ended December 31, 2007.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term, which is then ending.  Rent received by the Company under the leases amounted to approximately $10.6 million for each of the years ended December 31, 2007, 2006 and 2005, respectively.  Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company is party to several reinsurance transactions with SLOC and other affiliates.

Effective May 31, 2007, Sun Life Financial completed its acquisition of EBG.  Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies, through which the New York-issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York.  These agreements, in accordance with SFAS No. 141 were treated as a transfer of net assets between entities under common control. SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

As part of the SLHIC to SLNY asset transfer, SLNY received certain intangible assets totaling $31.3 million.  These include the value of distribution, the value of business, and the value of customer renewals acquired.  The value of distribution acquired of $7.5 million is subject to amortization on a straight line basis over its projected economic life of 25 years.  The value of business acquired of $7.6 million is subject to amortization based up on expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  The value of customer renewals acquired of $16.2 million is subject to amortization based upon expected premium income over the projected life of the inforce business acquired, which is 20 years.  For the year ended December 31, 2007, the Company recorded $0.1 million, $5.9 million, and $1.9 million for amortization of the value of distribution, the value of business, and the value of customer renewals acquired, respectively.

In 2007, the Company recorded a tax benefit of $3.0 million through paid-in-capital for SLF stock options issued to employees of the Company.  In 2006, the Company recorded a tax benefit of $4.5 million through paid-in-capital for SLF stock options issued to employees of the Company.  In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005.  The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2006, the Company declared and paid $300.0 million in a cash dividend to the Parent.  In 2005, the Company declared and paid a $200.0 million dividend to the Parent, consisting of $150.6 million in cash and $49.4 million in notes.  The Company did not declare or pay a dividend to the Parent in 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $4.4 million, $7.3 million and $7.0 million relating to RSUs for the years ended December 31, 2007, 2006 and 2005, respectively.

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company ("Sun Life (Hungary) LLC").  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  At December 31, 2007 and 2006, the Company had $80.0 million and $460.0 million, respectively, in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $13.3 million, $26.5 million and $26.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.

At December 31, 2007 and 2006, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2007, 2006 and 2005.

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  The Partnership was cancelled effective September 27, 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  Related to these partnership capital securities, the Company incurred interest expense of $17.8 million, $51.2 million and $51.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The Company also earned, through the Partnership, $17.8 million, $51.2 million and $51.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company purchased a total of $140.0 million in promissory notes from Massachusetts Financial Services Company in 2004 and 2003.  Interest earned for the year ended December 31, 2005 was $4.2 million.  As of December 31, 2005, the Company sold and transferred these notes to other affiliates.  On December 31, 2005, the Company sold notes with a par value of $90.0 million to Sun Life (Hungary) LLC and recognized a loss of $3.3 million.  On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Parent as a dividend.  The Company recognized a loss of $0.6 million on the transfer of the notes to the Parent.

During the years ended December 31, 2007, 2006 and 2005, the Company paid $31.3 million, $24.3 million and $23.2 million, respectively, in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”).  The Company also has an agreement with SLFD and the Parent whereby the Parent provides expense reimbursements to the Company for administrative services provided by the Company to SLFD.  Related to this agreement, the Company received reimbursement of $0.6 million and $3.2 million for the years ended December 31, 2007 and 2006, respectively.  This agreement was terminated on March 2, 2007.  In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million for the year ended December 31, 2005.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company.  IFMG will continue to distribute the Company’s products.  For that period of time in 2007 during which it was still affiliated, the Company paid $22.6 million in commission fees to IFMG.  During the years ended December 31, 2006 and 2005, the Company paid $20.1 million and $25.1 million, respectively, in commission fees to IFMG.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with Sun Capital Advisers (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $1.9 million, $1.5 million and $2.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company paid $15.9 million, $14.9 million and $16.4 million for the years ended December 31, 2007, 2006 and 2005, respectively, in investment management services fees to SCA.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain inforce policies at December 31, 2007.  Future new business also will be reinsured under this agreement.  Under the agreement, SLNY ceded $63.1 million of policyholder balances, received a ceding commission of $54.2 million, recorded a funds withheld payable to SLOC of $71.6 million, and recorded a deferred gain of $45.7 million.

On October 31, 2007, the Company subscribed to $250,000 worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Sun Life Vermont is a Vermont-domiciled captive special purpose financial insurance company which, effective November 8, 2007, has entered into a reinsurance agreement with SLOC, the Company’s affiliate, under which the Sun Life Vermont assumed, and will assume, the risks of certain UL policies issued, and to be issued, by SLOC.  This agreement is described more fully in Note 8.  A long-term financing arrangement has been established with the Lender that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, on November 8, 2007, Sun Life Vermont issued a Surplus Note to a special-purpose entity, SUNAXXX, affiliated with the Lender.  Pursuant to an agreement between the Lender and SLC – U.S. Ops Holdings, SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, will consolidate SUNAXXX in accordance with FIN 46.  Sun Life Vermont has agreed to reimburse SLC – U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  For the year ended December 31, 2007, the amount of interest expense incurred by Sun Life Vermont was $8.6 million.

On September 12, 2006, the Company entered into a Terms Agreement (the "2006-B Terms Agreement") with its affiliates Sun Life Financial Global Funding III, L.P. (the "Issuer III"), Sun Life Financial Global Funding III, U.L.C. (the "ULC III") and Sun Life Financial Global Funding III, L.L.C. (the "LLC III"), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an "Initial Purchaser" and collectively, the "2006-B Initial Purchasers"), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 ("2006-B Notes").  On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the "2006-B Terms Agreements") with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes.  The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the "2006-B Secured Guarantee") dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006.  Total interest credited for the funding agreements was $51.6 million and $14.9 million for the years ended December 31, 2007 and 2006, respectively.

The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes.  In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006.  The Company expensed $5.8 million and $1.7 million for interest on this demand note for the years ended December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.  The net interest payable under this swap agreement was $0.2 million at December 31, 2007.

On May 17, 2006, the Company entered into a Terms Agreement (the "2006-A Terms Agreement") with its affiliates Sun Life Financial Global Funding II, L.P. (the "Issuer II"), Sun Life Financial Global Funding II, U.L.C. (the "ULC II") and Sun Life Financial Global Funding II, L.L.C. (the "LLC II"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the "2006-A Initial Purchasers"), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the "2006-A Notes").  The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the "2006-A Secured Guarantee"), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II.  The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes.  Total interest credited for the funding agreement was $50.8 million and $30.7 million for the years ended December 31, 2007 and 2006, respectively.

On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II.  The Company expensed $5.7 million and $3.4 million for interest on this demand note for the years ended December 31, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations.

On June 3, 2005, the Company entered into a Terms Agreement (the "2005 Terms Agreement") with its affiliates, Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup, Morgan Stanley, Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, the "2005 Initial Purchasers"), in connection with the offer and sale by the Issuer of $600 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes").

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second 2005 Terms Agreement") with the Issuer, the ULC and the LLC, and with Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300 million of Series 2005-1 Floating Rate Notes due 2010 (the "Second Tranche Notes").

The payment obligations of the Issuer under the First Tranche Notes and the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "2005 Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the 2005 Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC, one for $600 million issued on June 10, 2005 and one for $300 million issued on July 5, 2005.  The Company issued a total of $900 million funding agreements to the LLC in connection with the First Tranche Notes and Second Tranche Notes.  The Terms Agreement and the Second Terms Agreement incorporate by reference the provisions of a Purchase Agreement dated as of November 11, 2004 by and among the Issuer, the ULC, the LLC, the Company, and the 2005 Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2005 Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes and the Second Tranche Notes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Total interest credited for the funding agreements associated with the First Tranche Notes and Second Tranche Notes was $51.6 million, $49.5 million and $20.7 million for the years ended December 31, 2007, 2006 and 2005, respectively.

On June 10, 2005, the Company issued a $100 million floating rate demand note payable to the LLC.  The Company expensed $5.8 million, $5.5 million and $2.3 million for interest on the demand note for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900 million that effectively convert the floating rate payment obligations under the funding agreements to fixed rate obligations.

The following table lists the details of notes due to affiliates at December 31, 2007 (in 000’s):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007-SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,000,000	8,642
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	5,754
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	5,663
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	5,754
				$ 1,945,000	$ 72,964

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS – Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2007, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 827,129	$ 11,436	$ (71,706)	$ 766,859
Collateralized Mortgage Obligations	2,594,637	22,204	(185,362)	2,431,479
Mortgage Backed Securities	447,720	2,723	(2,244)	448,199
Foreign Government & Agency Securities	74,287	2,766	-	77,053
States & Political Subdivisions	493	6	-	499
U.S. Treasury & Agency Securities	284,811	11,462	(40)	296,233
Total non-corporate	4,229,077	50,597	(259,352)	4,020,322

Corporate securities:
Basic Industry	195,959	3,146	(3,424)	195,681
Capital Goods	424,393	8,143	(7,698)	424,838
Communications	811,426	18,403	(13,190)	816,639
Consumer Cyclical	845,981	6,415	(45,142)	807,254
Consumer Noncyclical	312,647	6,708	(2,438)	316,917
Energy	314,822	5,705	(3,292)	317,235
Finance	2,944,203	19,895	(152,604)	2,811,494
Industrial Other	272,493	6,225	(7,219)	271,499
Technology	77,817	786	(821)	77,782
Transportation	241,983	8,598	(5,061)	245,520
Utilities	1,177,596	32,001	(11,548)	1,198,049
Total Corporate	7,619,320	116,025	(252,437)	7,482,908

Total available-for-sale fixed maturities	$ 11,848,397	$ 166,622	$ (511,789)	$ 11,503,230

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 105,719	$ 287	$ (8,255)	$ 97,751
Collateralized Mortgage Obligations	276,753	2,584	(3,519)	275,818
Mortgage Backed Securities	3,304	2	(38)	3,268
Foreign Government & Agency Securities	39,589	1,182	-	40,771
U.S. Treasury & Agency Securities	94,813	713	-	95,526
Total non-corporate	520,178	4,768	(11,812)	513,134

Corporate securities:
Basic Industry	7,417	270	(40)	7,647
Capital Goods	71,894	590	(338)	72,146
Communications	683,714	10,849	(4,105)	690,458
Consumer Cyclical	248,206	1,932	(13,458)	236,680
Consumer Noncyclical	131,746	2,199	(464)	133,481
Energy	23,609	1,745	(17)	25,337
Finance	1,886,983	15,992	(83,662)	1,819,313
Industrial Other	67,322	880	(705)	67,497
Technology	1,989	-	(21)	1,968
Transportation	40,965	1,887	(501)	42,351
Utilities	254,065	4,434	(1,500)	256,999
Total Corporate	3,417,910	40,778	(104,811)	3,353,877

Total trading fixed maturities	$ 3,938,088	$ 45,546	$ (116,623)	$ 3,867,011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2006, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 915,669	$ 12,660	$ (9,020)	$ 919,309
Collateralized Mortgage Obligations	2,950,906	24,838	(42,598)	2,933,146
Mortgage Backed Securities	549,137	892	(7,362)	542,667
Foreign Government & Agency Securities	79,319	3,512	(283)	82,548
States & Political Subdivisions	495	32	-	527
U.S. Treasury & Agency Securities	307,580	2,637	(4,027)	306,190
Total non-corporate	4,803,106	44,571	(63,290)	4,784,387

Corporate securities:
Basic Industry	204,355	4,217	(3,182)	205,390
Capital Goods	520,338	11,507	(3,973)	527,872
Communications	1,163,026	20,149	(24,077)	1,159,098
Consumer Cyclical	1,051,633	10,127	(28,599)	1,033,161
Consumer Noncyclical	364,459	7,847	(2,302)	370,004
Energy	350,930	6,226	(3,547)	353,609
Finance	3,201,774	43,217	(33,235)	3,211,756
Industrial Other	228,442	7,446	(629)	235,259
Technology	22,779	357	(852)	22,284
Transportation	307,542	10,418	(5,458)	312,502
Utilities	1,405,066	35,310	(17,725)	1,422,651
Total Corporate	8,820,344	156,821	(123,579)	8,853,586

Total available-for-sale fixed maturities	$ 13,623,450	$ 201,392	$ (186,869)	$ 13,637,973

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc., 8.526%
subordinated debt, due 2027, called in 2007	$ 600,000	$ 30,751	$ -	$ 630,751

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 109,684	$ 1,460	$ (316)	$ 110,828
Collateralized Mortgage Obligations	239,970	2,390	(3,074)	239,286
Mortgage Backed Securities	3,917	1	(89)	3,829
Foreign Government & Agency Securities	40,274	710	(152)	40,832
U.S. Treasury & Agency Securities	796	10	-	806
Total non-corporate	394,641	4,571	(3,631)	395,581

Corporate securities:
Basic Industry	8,237	596	-	8,833
Capital Goods	71,060	540	-	71,600
Communications	735,753	5,378	(5,077)	736,054
Consumer Cyclical	279,856	2,628	(3,550)	278,934
Consumer Noncyclical	159,221	633	(901)	158,953
Energy	20,620	2,388	-	23,008
Finance	1,742,731	14,625	(7,385)	1,749,971
Industrial Other	55,950	405	(839)	55,516
Transportation	48,887	1,873	(672)	50,088
Utilities	321,776	7,476	(1,737)	327,515
Total Corporate	3,444,091	36,542	(20,161)	3,460,472

Total trading fixed maturities	$ 3,838,732	$ 41,113	$ (23,792)	$ 3,856,053
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on asset-backed and mortgage-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2007
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 688,385	$ 688,444
Due after one year through five years	2,051,688	2,047,417
Due after five years through ten years	3,201,896	3,121,793
Due after ten years	2,036,942	1,999,039
Subtotal – Maturities available-for-sale	7,978,911	7,856,693
ABS, CMO and MBS securities	3,869,486	3,646,537
Total Available-for-sale	$ 11,848,397	$ 11,503,230

Maturities of trading fixed securities:
Due in one year or less	$ 61,145	$ 59,773
Due after one year through five years	2,311,208	2,264,299
Due after five years through ten years	991,112	977,102
Due after ten years	188,847	189,000
Subtotal – Maturities of trading	3,552,312	3,490,174
ABS, CMO and MBS securities	385,776	376,837
Total Trading	$ 3,938,088	$ 3,867,011

Gross gains of $52.8 million, $39.2 million and $61.0 million and gross losses of $52.3 million, $92.3 million and $38.9 million were realized on the sale of fixed maturities for the years ended December 31, 2007, 2006 and 2005, respectively.

Fixed maturities with an amortized cost of approximately $12.0 million and $12.0 million at December 31, 2007 and 2006, respectively, were on deposit with federal and state governmental authorities as required by law.

As of December 31, 2007 and 2006, 96.0% and 96.5%, respectively, of the Company's fixed maturities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized rating organizations.  During 2007, 2006 and 2005, the Company incurred realized losses totaling $68.1 million, $6.3 million and $29.7 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities.

The Company has made funding commitments of private placement bonds into the future.  The outstanding funding commitments for these private placement bonds amounted to $4.1 million at December 31, 2006.  There was not any outstanding commitment for these private placement bonds at December 31, 2007.

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $34.9 million and $53.3 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES

At December 31, 2007, the Company held $21.1 billion in invested assets and cash.  Of this balance, $15.4 billion was invested in fixed-maturity securities designated as either available-for-sale ($11.5 billion) or trading ($3.9 billion).  Of the $11.5 billion of available-for-sale fixed maturities, securities with a fair value of $7.0 billion were in an unrealized loss position totaling $511.8 million.  At December 31, 2007, 77% of securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $193.8 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $511.1 million, representing 2.4% of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the total of the securities that were below-investment-grade or not-rated at December 31, 2007, securities with a fair value of $286.5 million, representing 1.4% of the total invested asset balance, were in an unrealized loss position that totaled $42.3 million.  At December 31, 2007, 53.8% of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $1.5 million and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial condition and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  As of December 31, 2007, securities with an amortized cost of $37.3 million and a fair value of $27.2 million were included on the Company’s Monitor List.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  As of December 31, 2007, securities with an amortized cost of $65.5 million and a fair value of $56.4 million were included on the Company’s Watch List.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if there are current concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2007, other-than-temporary impairments of $68.1 million were recorded as a charge to income.  Of this balance, $52 million was credit-related and $16.1 million was interest-related.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues accruing income on all of its holdings for issuers that are in default.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the year ended December 31, 2007.  The termination of accrual accounting on these holdings reduced previously accrued income by $0.6 million and $1.7 million for the years ended December 31, 2006 and 2005, respectively.  As of December 31, 2007 and 2006, the Company did not have any holding for issuers that were in default.  As of December 31, 2005, the fair market value of holdings for issuers in default was $24.4 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that the individual securities had been in an unrealized loss position at December 31, 2007.

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 86,180	$ (1,459)	$ 23,229	$ (1,965)	$ 109,409	$ (3,424)
Capital Goods	179,854	(5,651)	36,728	(2,047)	216,582	(7,698)
Communications	213,084	(5,172)	165,027	(8,018)	378,111	(13,190)
Consumer Cyclical	349,363	(26,136)	185,094	(19,006)	534,457	(45,142)
Consumer Noncyclical	90,795	(1,114)	22,910	(1,324)	113,705	(2,438)
Energy	100,815	(1,682)	44,034	(1,610)	144,849	(3,292)
Finance	1,539,054	(106,524)	515,945	(46,080)	2,054,999	(152,604)
Industrial Other	50,543	(7,059)	12,981	(160)	63,524	(7,219)
Technology	41,379	(100)	13,278	(721)	54,657	(821)
Transportation	102,549	(2,883)	41,601	(2,178)	144,150	(5,061)
Utilities	225,892	(4,894)	235,342	(6,654)	461,234	(11,548)

Total Corporate	2,979,508	(162,674)	1,296,169	(89,763)	4,275,677	(252,437)

Non-Corporate
Asset Backed Securities	232,353	(29,887)	267,080	(41,819)	499,433	(71,706)
Collateralized Mortgage Obligations	1,027,142	(95,499)	934,327	(89,863)	1,961,469	(185,362)
Mortgage Backed Securities	25,960	(64)	190,905	(2,180)	216,865	(2,244)
U.S. Treasury & Agency Securities	6,517	(40)	-	-	6,517	(40)

Total Non-Corporate	1,291,972	(125,490)	1,392,312	(133,862)	2,684,284	(259,352)

Grand Total	$ 4,271,480	$ (288,164)	$ 2,688,481	$ (223,625)	$ 6,959,961	$ (511,789)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2006:

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 7,750	$ (109)	$ 43,426	$ (3,073)	$ 51,176	$ (3,182)
Capital Goods	50,624	(399)	108,017	(3,574)	158,641	(3,973)
Communications	228,260	(4,389)	292,442	(19,688)	520,702	(24,077)
Consumer Cyclical	175,557	(3,380)	514,067	(25,219)	689,624	(28,599)
Consumer Noncyclical	138,379	(942)	33,801	(1,360)	172,180	(2,302)
Energy	75,777	(1,357)	43,064	(2,190)	118,841	(3,547)
Finance	482,642	(5,525)	874,370	(27,710)	1,357,012	(33,235)
Industrial Other	14,092	(15)	11,214	(614)	25,306	(629)
Technology	-	-	13,938	(852)	13,938	(852)
Transportation	30,905	(207)	111,423	(5,251)	142,328	(5,458)
Utilities	252,419	(3,303)	429,194	(14,422)	681,613	(17,725)

Total Corporate	1,456,405	(19,626)	2,474,956	(103,953)	3,931,361	(123,579)

Non-Corporate
Asset Backed Securities	139,558	(608)	388,329	(8,412)	527,887	(9,020)
Collateralized Mortgage Obligations	620,790	(4,296)	1,286,663	(38,303)	1,907,453	(42,599)
Mortgage Backed Securities	152,527	(661)	303,444	(6,700)	455,971	(7,361)
Foreign Government & Agency Securities	-	-	13,865	(283)	13,865	(283)
U.S. Treasury & Agency Securities	147,386	(2,026)	86,591	(2,001)	233,977	(4,027)

Total Non-Corporate	1,060,261	(7,591)	2,078,892	(55,699)	3,139,153	(63,290)

Grand Total	$2,516,666	$(27,217)	$ 4,553,848	$(159,652)	$7,070,514	$ (186,869)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2007 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	23	7	30
Capital Goods	41	15	56
Communications	63	55	118
Consumer Cyclical	93	54	147
Consumer Noncyclical	28	9	37
Energy	24	21	45
Finance	426	178	604
Industrial Other	14	3	17
Technology	7	2	9
Transportation	44	21	65
Utilities	69	66	135

Total Corporate	832	431	1,263

Non-Corporate
Asset Backed Securities	79	115	194
Collateralized Mortgage Obligations	383	351	734
Mortgage Backed Securities	14	202	216
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	478	668	1,146

Grand Total	1,310	1,099	2,409

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2006 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	2	12	14
Capital Goods	9	15	24
Communications	22	64	86
Consumer Cyclical	28	57	85
Consumer Noncyclical	14	10	24
Energy	13	15	28
Finance	80	137	217
Industrial Other	3	2	5
Technology	-	3	3
Transportation	8	47	55
Utilities	39	55	94

Total Corporate	218	417	635

Non-Corporate
Asset Backed Securities	29	125	154
Collateralized Mortgage Obligations	139	328	467
Mortgage Backed Securities	200	288	488
Foreign Government & Agency Securities	-	3	3
U.S. Treasury & Agency Securities	10	25	35

Total Non-Corporate	378	769	1,147

Grand Total	596	1,186	1,782

The Company’s available-for-sale fixed maturity gross unrealized loss position as of December 31, 2007 was $324.9 million greater than at December 31, 2006.  The increase in unrealized losses was primarily due to general credit spread widening, partially offset by a decrease in interest rates.  Credit spreads widened primarily due to the deterioration of the sub-prime mortgage market and other liquidity disruptions, impacting the overall credit market.

Deterioration in the U.S. housing market, combined with tightened lending conditions and the market’s flight to quality securities, as well as the increased likelihood of a U.S. recession, also caused credit spreads to widen considerably.  The sectors and industries most significantly impacted include mortgage originators, home builders, financial lenders, residential and commercial mortgage backed investments, and other structured products, including consumer loan backed investments.

The sectors in the Company’s portfolio that recognized the largest unrealized losses were financial services, asset-backed and mortgage-backed securities.  As of December 31, 2007, there were 604 securities accounting for unrealized losses of $152.6 million in the Finance sector.   Of these unrealized losses, 83.4% were related to investment grade issues (rated AAA through BBB-).  As of December 31, 2007, there were 1,144 collateralized mortgage obligations, asset-backed and mortgage-backed securities accounting for unrealized losses of $259.4 million. Of the losses, 99.7% were related to investment grade issues (rated AAA through BBB-).  All securities held at December 31, 2007 were subject to the Company’s portfolio monitoring process.
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The Company has exposure to sub-prime and Alt-a residential mortgage-backed securities.  Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles.  Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government sponsored standards.  The combination of these two categories of securities is considered below prime.  The Company is not an originator of residential mortgages.  The slowing U.S. housing market and relaxed underwriting standards of some originators of below-prime loans has recently led to higher delinquency and loss rates especially within the 2006 and 2007 vintage years.  Ninety-seven percent of the Company’s below-prime mortgage-backed securities, based upon fair value, were related to mortgages either issued before 2006 or having an AAA rating.  At December 31, 2007, the Company had exposure to residential sub-prime and Alt-a mortgages of $332.8 million and $176.2 million, respectively, representing approximately 2.4% of the Company's total invested assets.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Realized Losses

The sales of securities in the year ended December 31, 2007, which were in an unrealized loss position at the time of sale were primarily due to actual liquidity needs that were different from anticipated liquidity needs.  Management responded by selling certain securities that were in an unrealized gain position and by reconsidering the Company’s intent to hold certain securities that were in an unrealized loss position until recovery and selling them at a loss.  The objective of these sales was to keep the portfolio optimally balanced and diversified with respect to asset mix, interest rate risk, yield, duration, and credit quality.

During the year ended December 31, 2007, the Company recorded realized losses totaling $52.3 million on sales of securities with an aggregate fair value of $1.8 billion.  The average percentage of selling price to amortized cost was 97%.  The largest single trading loss during the year ended December 31, 2007, was $1.5 million.  $33.8 million of the realized losses were generated by individual losses of $0.5 million or less.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2007	2006

Total mortgage loans	$ 2,318,341	$ 2,273,176

Real estate:
Held for production of income	201,777	186,891
Total real estate	$ 201,777	$ 186,891

Total mortgage loans and real estate	$ 2,520,118	$ 2,460,067

Accumulated depreciation on real estate was $31.8 million and $27.2 million at December 31, 2007 and 2006, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made.  The Company has impaired and impaired-but-performing mortgage loans totaling $3.3 million and $3.9 million at December 31, 2007 and 2006, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2007
Mortgage loans	$ 3,928	$ -	$ (640)	$ 3,288

2006
Mortgage loans	$ 6,272	$ 400	$ (2,744)	$ 3,928

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2007	2006
Property Type:
Office building	$ 820,803	$ 864,486
Residential	369	115,822
Retail	1,067,483	998,291
Industrial/warehouse	306,769	310,346
Apartment	109,919	-
Other	218,063	175,050
Valuation allowances	(3,288)	(3,928)
Total	$ 2,520,118	$ 2,460,067

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

	2007	2006
Geographic region:

Alabama	$ 9,387	$ 7,824
Alaska	6,000	3,041
Arizona	449	56,964
Arkansas	59,024	474
California	132,829	179,502
Colorado	39,276	32,294
Connecticut	13,133	15,016
Delaware	7,188	20,445
Florida	269,254	264,316
Georgia	68,371	86,510
Idaho	3,885	2,635
Illinois	47,521	47,777
Indiana	32,584	23,471
Iowa	325	364
Kansas	7,853	6,089
Kentucky	29,396	32,000
Louisiana	38,470	38,314
Maine	13,425	12,508
Maryland	72,659	58,318
Massachusetts	139,203	141,485
Michigan	20,649	15,522
Minnesota	41,909	40,259
Mississippi	3,959	770
Missouri	64,624	88,348
Montana	30,843	483
Nebraska	13,457	12,615
Nevada	5,987	7,304
New Hampshire	762	961
New Jersey	37,952	44,003
New Mexico	13,787	10,097
New York	345,887	313,204
North Carolina	39,453	44,866
North Dakota	1,920	2,150
Ohio	148,743	145,692
Oklahoma	8,811	4,900
Oregon	33,852	23,910
Pennsylvania	132,665	136,091
South Carolina	33,334	31,688
South Dakota	949	977
Tennessee	39,405	41,161
Texas	348,817	295,284
Utah	27,088	30,710
Virginia	14,070	16,825
Washington	76,767	77,525
West Virginia	4,730	4,874
Wisconsin	17,785	18,663
All other	24,969	25,766
Valuation allowances	(3,288)	(3,928)
Total	$ 2,520,118	$ 2,460,067

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

At December 31, 2007, scheduled mortgage loan maturities were as follows:

2008	$ 32,168
2009	33,457
2010	38,630
2011	123,728
2012	84,449
Thereafter	2,005,909
Total	$ 2,318,341

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $17.8 million and $99.0 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned.  The Company retains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral.  The fair value of collateral held and included in other invested assets was $533.5 million and $895.3 million at December 31, 2007 and 2006, respectively.  Fees earned on securities lending transactions were $2.2 million, $2.3 million and $1.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

LEVERAGED LEASES

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company.  At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets.

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2007	2006
Lease contract receivable	$ 12,836	$ 18,631
Less: non-recourse debt	-	-
Net Receivable	12,836	18,631
Estimated value of leased assets	20,795	20,795
Less: unearned and deferred income	(4,304)	(6,506)
Investment in leveraged leases	29,327	32,920
Less: fees	(87)	(113)
Net investment in leveraged leases	$ 29,240	$ 32,807

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party.  A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged.  The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter (“OTC”) put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities.  The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts.  Options are carried at fair value and are included with derivative instruments - receivable in the Company’s balance sheet.

Standard & Poor’s indexed futures contracts are entered into for purposes of hedging fixed index products.  The interest credited on these 1-, 5-, 7- and 10-year term products is based on the changes in the S&P 500 Index.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issues annuity contracts that contain a derivative instrument that is embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

From 2000 through 2002, the Company marketed GICs to unrelated third parties.  Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains (losses) on the translation of foreign currency denominated GIC liabilities of $45.5 million, $(90.2) million and $197.1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Beginning in 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program.  The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, “Accounting for Derivative Instruments,” is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative (loss) income for the years ended December 31 consisted of the following:

	2007	2006	2005
Net expense on swap agreements	$6,943	$(7,749)	$(64,915)
Change in fair value of swap agreements (interest rate, currency, and equity)	(255,727)	8,392	101,320
Change in fair value of options, futures and embedded derivatives	55,660	8,446	(19,931)
Total derivative (losses) income	$(193,124)	$9,089	$16,474

The Company is required to pledge and receive collateral for open derivative contracts.  The amount of collateral required is determined by agreed upon thresholds with the counter-parties.  The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement.  At December 31, 2007 and 2006, $132.9 million and $43.0 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2007
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$11,423,788	$(310,616)
Currency swaps	452,533	174,311
Credit Default Swaps	55,000	(6,915)
Equity swaps	71,656	19,361
Currency forwards	45	-
Futures	2,099,368	608
Swaptions	500,000	14
S&P 500 index call options	2,619,948	250,311
S&P 500 index put options	646,640	35,547

Total	$17,868,978	$162,621
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

	2006
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$10,759,984	$(84,860)
Currency swaps	488,377	169,618
Equity swaps	172,329	52,664
Currency forwards	3,570	2,493
Futures	1,008,792	(2,313)
Swaptions	1,500,000	1,428
S&P 500 index call options	4,166,184	337,441
S&P 500 index put options	1,103,502	16,879

Total	$19,202,738	$493,350

5. NET REALIZED INVESTMENT LOSSES AND GAINS

Net realized investment (losses) gains consisted of the following for the years ended December 31:

	2007	2006	2005

Fixed maturities	$ (4,107)	$ (53,120)	$ 21,873
Equity securities	395	519	(6)
Mortgage and other loans	780	1,543	614
Real estate		-	318
Other invested assets	(32)	(19)	12,741
Other than temporary impairments	(68,092)	(6,329)	(29,707)
Sales of previously impaired assets	10,008	12,895	11,092

Total	$ (61,048)	$ (44,511)	$ 16,925

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2007	2006	2005

Fixed maturities	$ 863,779	$ 991,738	$ 921,803
Mortgages and other loans	153,228	135,515	103,253
Real estate	9,347	10,460	11,047
Policy loans	43,708	44,516	37,595
Other	44,426	38,858	55,245
Gross investment income	1,114,488	1,221,087	1,128,943
Less: Investment expenses	15,896	15,006	16,414
Net investment income	$ 1,098,592	$ 1,206,081	$ 1,112,529
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2007		2006
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 1,169,701	$ 1,169,701	$ 578,080	$ 578,080
Fixed maturities	15,370,241	15,370,241	18,094,026	18,124,777
Equity securities	-	-	15,895	15,895
Mortgages	2,318,341	2,324,351	2,273,176	2,267,327
Derivative instruments -receivables	609,261	605,058	653,854	653,854
Policy loans	712,633	712,633	709,626	709,626
Separate accounts	24,996,603	24,996,603	21,060,255	21,060,255

Financial liabilities:
Contractholder deposit funds and other policy liabilities	15,716,209	14,060,467	19,428,625	18,051,332
Derivative instruments - payables	446,640	442,437	160,504	160,504
Long-term debt to affiliates	1,945,000	2,045,867	1,325,000	1,370,223
Partnership capital securities	-	-	607,826	630,751
Separate accounts	24,996,603	24,996,603	21,060,255	21,060,255

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Investments (continued):  Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair value of equity securities are based on quoted market prices.  Equity securities are included as a component of other invested assets.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values.  The current settlement values are based on dealer quotes and market prices.  Fair values for options and futures are based on dealer quotes and market prices.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs or GMWBs are considered to be derivatives under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and are included in contractholder deposit funds.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.  A brief discussion of the Company’s reinsurance agreements by business segment follows.  (Also, see Note 16 for additional information on the Company's business segments.)

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life (“SPWL”) insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL’s in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of approximately $1.6 billion and $1.6 billion as of December 31, 2007 and 2006, respectively.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliate.

By reinsuring the SPWL policies, the Company reduced net investment income by $78.2 million, $97.0 million and $82.7 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The reduction of net investment income resulting from interest paid on funds withheld includes the impact from net investment income, net derivative (loss) income and net realized investment gains.  The Company also reduced interest credited by $73.0 million, $76.0 million and $57.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.  In addition, the Company increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $8.9 million, $13.0 and $13.1 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”), and corporate owned life insurance (“COLI”) policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.  Fee income was reduced by $21.6 million, $37.8 million and $33.3 million for the years ended December 31, 2007, 2006 and 2005, respectively, to account for these agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

8. REINSURANCE (CONTINUED)

Pursuant to a reinsurance agreement with SLOC that was effective November 8, 2007, Sun Life Vermont will fund AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the "Branch").  Sun Life Vermont is reinsuring, on a coinsurance basis, a 100% quota share of SLOC's risk on the UL policies covered under the reinsurance agreement.  New UL business will also be reinsured under this agreement.  Sun Life Vermont's obligations will be secured in part through a reinsurance trust and in part on a funds-withheld basis.  On November 8, 2007 pursuant to reinsurance agreement, the Company recorded total assets of $576.9 million, including a funds withheld reinsurance receivable of $551.8 million, deferred costs of $22.4 million, and other assets of $2.8 million.  Total liabilities assumed on November 8, 2007 of $576.9 million consisted of $553.7 million in contractholder deposit account value, $20.4 million in future contract and policy benefits, and other liabilities of $2.8 million.  As of December 31, 2007, Sun Life Vermont held assumed liabilities of $577.5 million of contractholder deposits and future contract and policy benefits of $23.7 million under the reinsurance agreement and a reinsurance payable to an affiliate of $33.1 million.  At December 31, 2007, Sun Life Vermont held assets consisting of a reinsurance receivable for funds withheld of $626.6 million, a reinsurance receivable for deferred costs of $22.3 million.  In addition, the reinsurance agreement has increased revenues by approximately $29.7 million, and increased expenses by $14.4 million for the year ended December 31, 2007.

Funds withheld assets comprised of trading bonds, mortgages and derivatives, amounting to $626.6 million are being held in a separate trust account for the protection of policyholders and claimants of the Branch.  The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to the Company.  The funds withheld asset is reported in reinsurance receivable.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative at December 31, 2007 was a $3.1 million liability.  The $3.1 million loss is included in net derivative income.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain inforce policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Under the agreement, SLNY ceded $63.1 million of policyholder balances, received a ceding commission of $54.2 million, recorded a funds withheld payable to SLOC of $71.6 million, and recorded a deferred gain of $45.7 million.

Group Protection Segment

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $0.7 million per claim for group life contracts ceded by the Company.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.  The retention limit was raised to $1.5 million for policies sold or renewed on or after January 1, 2006.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.  The retention limit was raised to $9,000 per claim per month for claims incurred or after January 1, 2006.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

The Company, through its subsidiary, SLNY, has an agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

8. REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2007	2006	2005
Premiums and annuity considerations:
Direct	$ 62,645	$ 61,713	$ 54,915
Assumed - Affiliated	50,986	-	-
Ceded - Affiliated	(25)	(7)	-
Ceded - Non affiliated	(2,990)	(2,514)	(2,933)
Net premiums and annuity considerations:	$ 110,616	$ 59,192	$ 51,982

Policyowner benefits:
Direct	$ 260,008	$ 197,872	$ 225,936
Assumed - Affiliated	30,430	-	-
Ceded - Affiliated	(27,620)	(34,524)	(34,061)
Ceded - Non-affiliated	(33,333)	(6,378)	(4,862)
Net policyowner benefits:	$ 229,485	$ 156,970	$ 187,013

Commission and expense:
Direct	5,617	25,175	12,149
Assumed – Affiliated	7,521	-	-
Ceded - Affiliated	(502)	(200)	(602)
Net commission and expense	12,636	24,975	11,547

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS

The Company sponsors three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans are the staff qualified pension plan (“retirement plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”). Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the two qualified pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Prior to 2006 the Company participated in the UBF plan which was sponsored by SLOC and expensed the portion of the plan cost that was allocated to the Company.  Effective January 1, 2006 the plan was divided, with the Company taking over the benefit obligation and the associated unrecognized gain/loss and prior service cost/credit.  The Company has included the allocated projected benefit obligation (“PBO”) in a separate line in the PBO reconciliation, and accounted for the plan as the Company’s own from that point forward.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the retirement plan including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 chose to continue their participation in the plan (“Grandfathered participants”), (ii) those participants who are receiving severance or termination payments on December 31, 2005 and (iii) those participants who are receiving amounts paid under the Long Term Disability plan sponsored by the Company on December 31, 2005;

Due to the retirement plan changes, a $1.9 million curtailment charge was recognized in 2005.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of December 31, 2005, a "Grandfathered employee," or a “Rule 75 employee.”

A "Grandfathered employee" shall mean an active employee (i) who retires on or after January 1, 2006 and (ii) who as of January 1, 2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A "Rule 75 employee" shall mean an active employee (i) who is not a Grandfathered employee, ii) who retires on or after January 1, 2006, and (iii) who, when retires, is at least age 55 with 15 or more years of service and whose age plus service is at least 75.

For Grandfathered and Rule 75 employees, retiree medical coverage is provided at a reduced cost.

On September 29, 2006, the FASB issued SFAS No. 158, “Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans,” which amends SFAS No. 87 and SFAS No. 106 to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet. Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year end.  SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and will adopt the year end measurement date in 2008.  As of December 31, 2007, the adoption of SFAS No. 158 as not had a material impact on the Company’s financial condition or results of operations.
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

The following table sets forth the change in the retirement plan, agents’ pension plan and UBF plan projected benefit obligations and assets, as well as the plans’ funded status at December 31:

	2007	2006
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 261,380	$ 229,545
Other (uninsured benefit plan split)	-	28,118
Service cost	4,108	6,024
Interest cost	15,754	15,064
Actuarial gain	(11,210)	(9,862)
Benefits paid	(8,577)	(7,509)
Plan Amendments	1,302	-
Projected benefit obligation at end of year	$ 262,757	$ 261,380

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 269,712	$ 252,096
Other	(262)	(496)
Actual return on plan assets	30,951	25,621
Benefits paid	(8,577)	(7,509)
Fair value of plan assets at end of year	$ 291,824	$ 269,712

Information on the funded status of the plan:
Funded status	$ 29,067	$ 8,332
4th quarter contribution	(710)	(1,108)
Prepaid benefit cost	$ 28,357	$ 7,224

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

The accumulated benefit obligation for the retirement plan, agents’ pension plan and UBF plan at December 31, 2007 and 2006 was $253.6 million and $249.4 million, respectively.

Amounts recognized in the Company’s Consolidated Balance Sheets for the retirement plan, agents’ pension plan and UBF plan consist of the following as of December 31:

	2007	2006
Other assets	$ 59,423	$ 38,345
Other liabilities	(31,066)	(31,121)
	$ 28,357	$ 7,224

Amounts recognized in the Company’s Accumulated Other Comprehensive Income (“AOCI”) consist of the following:

	2007	2006

Net actuarial gain	$ (22,103)	$ (1,923)
Prior service cost	4,529	3,564
Transition asset	(6,206)	(8,299)
	$ (23,780)	$ (6,658)

The retirement plan and agent’s pension plan are overfunded at December 31, 2007 and 2006. The funded status of the UBF plan as of December 31, 2007 and 2006 was as follows:

	2007	2006

Plan assets	$ -	$ -
Less: Projected benefit obligations	27,277	27,209
Funded status	$ (27,277)	$ (27,209)

Accumulated benefit obligation	$ 25,138	$ 24,084

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the retirement plan, agents’ plan, and UBF plan for the years ended December 31:

	2007	2006	2005

Components of net periodic benefit cost:
Service cost	$ 4,108	$ 6,024	$ 10,948
Interest cost	15,754	15,065	13,839
Expected return on plan assets	(21,874)	(21,672)	(20,092)
Amortization of transition obligation asset	(2,093)	(2,093)	(3,051)
Amortization of prior service cost	337	266	855
Curtailment loss	-	-	1,856
Recognized net actuarial (gain) loss	(107)	437	1,918
Net periodic benefit cost (benefit)	$ (3,875)	$ (1,973)	$ 6,273
The Company’s share of net periodic benefit cost	$ (3,875)	$ (1,973)	$ 4,116

Prior to becoming the plan sponsor of the UBF plan the cost allocated to the Company for its participation in the UBF Plan was $2.9 million for the year ended December 31, 2005.

Changes in the Company’s accumulated other comprehensive income related to the retirement plan, agents’ plan, and UBF plan for the following periods:

	2007	2006	2005

Net actuarial gain arising during the year	$ (20,287)	$ (1,923)	$ -
Net actuarial gain recognized during the year	107	-	-
Prior service cost arising during the year	1,302	3,564	-
Prior service cost recognized during the year	(337)	-	-
Transition asset recognized during the year	2,093	-	-
Transition asset arising during the year	-	(8,299)
Change in effect of additional minimum liability	-	(2,834)	2,834
Total recognized in AOCI	$ (17,122)	$ (9,492)	$ 2,834

Total recognized in net periodic benefit cost and other comprehensive income	$ (20,997)	$ (11,465)	$ 9,107

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit costs in 2008 are as follows:

Actuarial gain	$ (792)
Prior service cost	337
Transition asset	(2,093)
Total	$ (2,548)

Assumptions

Weighted average assumptions used to determine benefit obligations for the retirement plan, agents’ pension plan, and UBF plan were as follows:

	Pension Benefits
	2007	2006	2005
Discount rate	6.35%	6.0%	5.8%
Rate of compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net benefit cost for the retirement plan, agents’ pension plan, and UBF plan were as follows:

	Pension Benefits
	2007	2006	2005

Discount rate	6.0%	5.8%	6.2%
Expected long term return on plan assets	8.25%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

Plan Assets

The asset allocation for the Company’s retirement plan and agents’ plan assets for 2007 and 2006 measurement, and the target allocation for 2008, by asset category, are as follows:

	Target Allocation	Percentage of Plan Assets
Asset Category	2008	2007	2006

Equity Securities	60%	65%	63%
Debt Securities	25	26	27
Commercial Mortgages	15	9	10
Total	100%	100%	100%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The target allocations were established to reflect the Company’s investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Cash Flow

Due to the over funded status of the retirement plan and the agent’s pension plan, the Company will not be making contributions to those plans in 2008. The Company will be making a contribution of $1.3 million to the UBF plan in 2008.

The Company has estimated the following future benefit payments for the years 2008 through 2017:

Pension Benefits
2008	9,320
2009	9,991
2010	10,629
2011	11,531
2012	12,495
2013 to 2017	76,413

Savings and Investment Plan

The Company sponsors and participates in a savings account that qualifies under Section 401(k) of the Internal Revenue Code (“the 401(k) Plan”) for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees’ contributions to the plan.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

Effective January 1, 2006, the Savings and Investment Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (“the RIA”).  The Company contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

For RIA participants who did not become participants in the retirement plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on their applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

The amount of the 2007 employer contributions under the 401(k) Plan sponsorship for the Company and its affiliates was $21.8 million.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $ 16.1 million, $10.8 million and $4.6 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The Company’s 2005 contribution includes a $1.6 million accrued retroactive adjustment related to the January 1, 2006 amendments to the 401(k) Plan.  This retroactive adjustment was funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents (the “Retirement Plan”).  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan.  Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees.  The final purchase price was adjusted at May 31, 2007 to settle the unfunded APBO undertaken by the Company.

The following table sets forth the change in the post-retirement benefit plan’s obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:	2007	2006

Benefit obligation at beginning of year	$ 45,852	$ 51,300
Service cost	1,234	1,311
Interest cost	2,915	2,967
Actuarial loss (gain)	213	(7,220)
Benefits paid	(2,979)	(2,756)
Federal Subsidy	194	250
Unfunded APBO as a result of EBG acquisition	4,800	-
Benefit obligation at end of year	$ 52,229	$ 45,852

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,979	2,756
Benefits paid	(2,979)	(2,756)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (52,229)	$ (45,852)
4th quarter contribution	532	600
Unrecognized prior service cost	-	-
Accrued benefit cost	$ (51,697)	$ (45,252)
Amounts recognized in the Company’s Consolidated Balance Sheets for the post-retirement benefit plan consist of the following:

	2007	2006

Other liabilities	$ (51,697)	$ (45,252)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Amounts recognized in the Company’ AOCI consist of the following:

	2007	2006

Net actuarial loss	$ 13,437	$ 14,070
Prior service credit	(4,551)	(5,080)
	$ 8,886	$ 8,990

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company’s allocated share for the year ended December 31:

	2007	2006	2005
Components of net periodic benefit cost
Service cost	$ 1,234	$ 1,311	$ 1,333
Interest cost	2,915	2,967	2,994
Amortization of prior service cost	(529)	(529)	(241)
Recognized net actuarial loss	912	1,450	1,273
Net periodic benefit cost	$ 4,532	$ 5,199	$ 5,359

The Company’s share of net periodic benefit cost	$ 3,910	$ 4,501	$ 4,947

Changes in the Company’s AOCI for the following periods:

	2007	2006	2005

Net actuarial loss arising during the year	$ 279	$ 14,070	$ -
Net actuarial loss recognized during the year	(912)
Prior service cost arising during the year		(5,080)	-
Prior service cost recognized during the year	529
Total recognized in AOCI	$ (104)	$ 8,990	$ -

Total recognized in net periodic benefit cost and other comprehensive income	$ 3,806	$ 13,491	$ 4,947

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit costs in 2008 are as follows:

Actuarial loss	$ 916
Prior service credit	(529)
Transition (asset)/obligation	-
Total	$ 387

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Other Benefits
	2007	2006	2005
Discount rate	6.35%	6.0%	5.8%

Weighted average assumptions used to determine net cost were as follows:

	Other Benefits
	2007	2006	2005
Discount rate	6.0%	5.8%	6.2%

In order to measure the post-retirement benefit obligation for 2007, the Company assumed a 9% annual rate of increase in the per capita cost of covered health care benefits.  In addition, medical cost inflation is assumed to be 9.5% in 2008 and assumed to decrease gradually to 5.00% for 2013 and remain at that level thereafter.  Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 4,570	$ (4,152)

Effect on total of service and interest cost	$ 397	$ (372)

The Company has estimated the following future benefit payments for the years 2008 through 2017:

	Other Benefits	Expected Federal Subsidy
2008	$ 3,146	$ 236
2009	3,309	246
2010	3,474	252
2011	3,638	258
2012	3,768	260
2013 to 2017	$ 20,479	$ 1,226

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $5.2 million in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.  The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $63.0 million and $54.1 million at December 31, 2007 and January 1, 2007, respectively.  Of the $63.0 million, $6.4 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, consistent with the provisions of FIN 48, the Company reclassified $56.6 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2007.

The net increase in the tax liability for UTBs of $8.9 million since the date of adoption resulted from the following:

Balance at January 1, 2007	$54,086
Gross increases related to tax positions in prior years	20,717
Gross decreases related to tax positions in prior years	(11,760)
Gross increases related to tax positions in current year	-
Settlements	-
Close of tax examinations/statutes of limitations	-

Balance at December 31, 2007	$63,043

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.  The Company had accrued $10.8 million of gross interest as of January 1, 2007.  During the year ended December 31, 2007, the Company recognized an additional $2.0 million in gross interest related to UTBs.  The Company has not accrued any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2001 and 2002.  The Company is currently at the Appeals Division of the IRS ("Appeals") with respect to the tax years 2001 and 2002.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004.  This examination is anticipated to be completed by August 1, 2008. While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company does not believe that any adjustments would be material to its financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2007 as the Company did for the years ended December 31, 2006 and 2005. The Company’s subsidiaries, INDY and SLNY, will be included as part of the consolidation for the year ended December 31, 2007.  For the years ended December 31, 2006 and 2005, INDY and SLNY filed stand-alone federal income tax returns.  Sun Life Vermont, a new subsidiary in 2007, will also be included as part of the consolidated return for the year ended December 31, 2007.  A summary of the components of income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

	2007	2006	2005
Income tax (benefit) expense:
Current	$(108,526)	$(5,792)	$11,237
Deferred	84,668	4,180	28,852

Total income tax (benefit) expense	$(23,858)	$(1,612)	$40,089

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2007	2006	2005

Expected federal income tax expense	$407	$26,838	$60,210
Low income housing credit	(5,490)	(6,225)	(5,947)
Separate account dividend received deduction	(11,988)	(13,090)	(10,150)
Prior year adjustments/settlements	932	(8,396)	(2,802)
FIN 48 adjustments/settlements	(6,375)	-	-
Other items	(1,775)	(844)	(1,220)

Federal income tax (benefit) expense	(24,289)	(1,717)	40,091
State income tax expense (benefit)	431	105	(2)

Total income tax (benefit) expense	$(23,858)	$(1,612)	$40,089

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2007	2006
Deferred tax assets:
Actuarial liabilities	$110,617	$128,848
Net operating loss	-	7,954
Investments, net	230,416	146,116
Total deferred tax assets	341,033	282,918

Deferred tax liabilities:
Deferred policy acquisition costs	(322,461)	(250,469)
Other	(2,627)	(28,852)
Total deferred tax liabilities	(325,088)	(279,321)

Net deferred tax asset	$15,945	$3,597

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  Sun Life Vermont is subject to an adjustment in the amount payable or receivable under its Tax Allocation Agreement to the extent of a subsequent change in its stand-alone taxable income.  Sun Life Vermont is not required to pay SLC – U.S. Ops Holdings for changes in the consolidated federal tax liability that may result from changes in the timing of the utilization of Sun Life Vermont’s losses in the consolidated federal tax return.  The Company received income tax refunds of $16.2 million and $32.0 million in 2007 and 2005, respectively, and made income tax payments of $22.7 million in 2006.

11.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and stop loss products is summarized below:

	2007	2006

Balance at January 1	$ 36,689	$ 33,141
Less reinsurance recoverable	(5,906)	(5,886)
Net balance at January 1	30,783	27,255
Incurred related to:
Current year	96,377	26,644
Prior years	(1,805)	(1,294)
Total incurred	94,572	25,350
Paid losses related to:
Current year	(47,531)	(14,881)
Prior years	(8,867)	(6,941)
Total paid	(56,398)	(21,822)

Balance at December 31	74,878	36,689
Less reinsurance recoverable	(5,921)	(5,906)

Net balance at December 31	$ 68,957	$ 30,783

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.   Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1.8 million and $1.3 million in 2007 and 2006, respectively.  The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES

The major provisions of AICPA SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 17,771,546	$ 1,318,150	66.4
Minimum Income	$ 343,853	$ 43,233	60.3
Minimum Accumulation or Withdrawal	$ 5,321,780	$ 4,204	62.4

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2006:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,848,818	$ 1,612,783	66.4
Minimum Income	$ 387,699	$ 56,526	60.0
Minimum Accumulation or Withdrawal	$ 3,068,060	$ 41	61.9

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2007:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2007	$ 39,923	$ 1,448	$ 41,371

Benefit Ratio Change / Assumption Changes	3,016	9,206	12,222
Incurred guaranteed benefits	24,841	704	25,545
Paid guaranteed benefits	(30,158)	(6,613)	(36,771)
Interest	2,051	72	2,123

Balance at December 31, 2007	$ 39,673	$ 4,817	$ 44,490

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2006:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2006	$ 41,749	$ 3,000	$ 44,749

Benefit Ratio Change / Assumption Changes	(6,594)	(925)	(7,519)
Incurred guaranteed benefits	51,255	383	51,638
Paid guaranteed benefits	(49,242)	(1,153)	(50,395)
Interest	2,755	143	2,898

Balance at December 31, 2006	$ 39,923	$ 1,448	$ 41,371

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

Guaranteed minimum accumulation benefits (“GMABs”) and withdrawal benefits (“GMWBs”) are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies and industry standards.  The net balance of GMABs and GMWBs constituted (a liability) an asset in the amount of $(37.4) million and $8.4 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2007	2006
Balance at January 1	$1,234,206	$1,341,377
Acquisition costs deferred	356,087	264,648
Amortized to expense during the year	(169,799)	(391,585)
Adjustment for unrealized investment losses during the year	182,903	19,766
Balance at December 31	$1,603,397	$1,234,206

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in VOBA and customer renewals acquired for the years ended December 31 were as follows:

	2007	2006
Balance at January 1	$47,744	$53,670
Amount capitalized due to acquisition of new business	23,854	-
Amortized to expense during the year	(19,322)	(7,597)
Adjustment for unrealized investment (gains) losses during the year	(470)	1,671
Balance at December 31	$51,806	$47,744

Additions to VOBA and customer renewals acquired were a result of the SLHIC to SLNY asset transfer, as described in Footnote 1.  VOBA transferred was $7.6 million and the value of customer renewals transferred was $16.2 million.

15. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the U.S. Securities and Exchange Commission (the “SEC”) and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “contracts”) in the State of New York.  These contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to SLNY contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term "Other Subs" is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$15,330	$95,286	$-	$-	$110,616
Net investment income	941,185	94,309	63,098	-	1,098,592
Net derivative loss	(185,682)	(3,967)	(3,475)	-	(193,124)
Net realized investment losses	(57,547)	(3,487)	(14)	-	(61,048)
Fee and other income	445,248	26,648	8,008	-	479,904
Subordinated notes early redemption premium	-	-	25,578	-	25,578

Total revenues	1,158,534	208,789	93,195	-	1,460,518

Benefits and Expenses

Interest credited	571,309	51,390	7,124	-	629,823
Interest expense	75,052	74	26,406	-	101,532
Policyowner benefits	155,903	69,309	4,273	-	229,485
Amortization of DAC and VOBA	165,666	19,921	3,534	-	189,121
Other operating expenses	238,810	37,061	7,944	-	283,815
Partnership capital securities early redemption payment	-	-	25,578	-	25,578

Total benefits and expenses	1,206,740	177,755	74,859	-	1,459,354

(Loss) income before income tax (benefit) expense	(48,206)	31,034	18,336	-	1,164

Income tax (benefit) expense	(40,222)	10,231	6,133	-	(23,858)
Equity in the net income of subsidiaries	33,006	-	1,811	(34,817)	-

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$20,870	$38,322	$-	$-	$59,192
Net investment income	1,049,425	97,365	59,784	(493)	1,206,081
Net derivative income	8,596	-	-	493	9,089
Net realized investment losses	(38,327)	(6,081)	(103)	-	(44,511)
Fee and other income	375,144	21,083	2,395	-	398,622

Total revenues	1,415,708	150,689	62,076	-	1,628,473

Benefits and Expenses

Interest credited	573,178	56,379	3,848	-	633,405
Interest expense	79,637	-	51,157	8	130,802
Policyowner benefits	126,393	29,257	1,320	-	156,970
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Other operating expenses	207,903	22,988	551	(8)	231,434

Total benefits and expenses	1,367,871	127,046	56,876	-	1,551,793

Income before income tax expense	47,837	23,643	5,200	-	76,680

Income tax (benefit) expense	(10,495)	7,410	1,473	-	(1,612)
Equity in the net income of subsidiaries	19,960	-	3,096	(23,056)	-

Net income	$78,292	$16,233	$6,823	$(23,056)	$78,292

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$19,735	$32,247	$-	$-	$51,982
Net investment income	958,397	94,264	59,599	269	1,112,529
Net derivative income	16,743	-	-	(269)	16,474
Net realized investment gains (losses)	20,924	(4,086)	87	-	16,925
Fee and other income	346,449	13,578	2,248	-	362,275

Total revenues	1,362,248	136,003	61,934	-	1,560,185

Benefits and Expenses

Interest credited	567,028	69,641	833	-	637,502
Interest expense	72,122	-	51,157	-	123,279
Policyowner benefits	161,350	25,663	-	-	187,013
Amortization of DAC and VOBA	234,330	9,491	-	-	243,821
Other operating expenses	172,753	23,489	301	-	196,543

Total benefits and expenses	1,207,583	128,284	52,291	-	1,388,158

Income before income tax expense, and minority interest share of loss	154,665	7,719	9,643	-	172,027

Income tax expense	34,757	2,278	3,054	-	40,089
Equity in the net income of subsidiaries	12,030	-	3,074	(15,104)	-
Minority interest share of loss	(1,214)	-	-	-	(1,214)

Net income	$133,152	$5,441	$9,663	$(15,104)	$133,152

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$10,157,376	$1,288,568	$57,286	$-	$11,503,230
Trading fixed maturities at fair value	3,288,671	-	578,340	-	3,867,011
Investment in subsidiaries	559,851	-	-	(559,851)	-
Mortgage loans	2,146,286	170,205	1,850	-	2,318,341
Derivative instruments – receivable	609,261	-	-	-	609,261
Limited partnerships	164,464	-	-	-	164,464
Real estate	157,147	-	44,630	-	201,777
Policy loans	686,099	118	26,416	-	712,633
Other invested assets	499,538	69,138	-	-	568,676
Cash and cash equivalents	415,494	65,901	688,306	-	1,169,701
Total investments and cash	18,684,187	1,593,930	1,396,828	(559,851)	21,115,094

Accrued investment income	268,732	15,245	6,386	-	290,363
Deferred policy acquisition costs	1,469,976	118,126	15,295	-	1,603,397
Value of business and customer renewals acquired	35,735	16,071	-	-	51,806
Net deferred tax asset	171,899	-	-	(155,954)	15,945
Goodwill	658,051	45,167	5,611	-	708,829
Receivable for investments sold	2,796	615	71	-	3,482
Reinsurance receivable	1,937,814	123,214	648,221	-	2,709,249
Other assets	278,573	32,877	155,221	(154,672)	311,999
Separate account assets	23,996,463	929,008	71,132	-	24,996,603

Total assets	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$16,361,329	$1,285,259	$615,981	$-	$18,262,569
Future contract and policy benefits	706,657	93,001	23,930	-	823,588
Payable for investments purchased	169,606	635	28,969	-	199,210
Accrued expenses and taxes	169,532	22,915	85,290	(154,672)	123,065
Deferred tax liability	-	1,045	154,909	(155,954)	-
Debt payable to affiliates	945,000	-	1,000,000	-	1,945,000
Reinsurance payable to affiliate	1,574,517	117,367	-	-	1,691,884
Derivative instruments – payable	446,508	-	132	-	446,640
Other liabilities	704,467	107,458	76,136	-	888,061
Separate account liabilities	23,996,463	929,008	71,132	-	24,996,603

Total liabilities	45,074,079	2,556,688	2,056,479	(310,626)	49,376,620

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,146,436	239,963	274,555	(514,518)	2,146,436
Accumulated other comprehensive loss	(92,403)	(11,924)	(1,333)	13,257	(92,403)
Retained earnings	369,677	87,426	(33,478)	(53,948)	369,677

Total stockholder’s equity	2,430,147	317,565	242,286	(559,851)	2,430,147

Total liabilities and stockholder’s equity	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$12,061,211	$1,463,043	$113,719	$-	$13,637,973
Trading fixed maturities at fair value	3,856,053	-	-	-	3,856,053
Subordinated note from affiliate held-to-maturity	-	-	600,000	-	600,000
Investment in subsidiaries	449,307	-	63,952	(513,259)	-
Mortgage loans	2,111,884	161,292	-	-	2,273,176
Derivative instruments – receivable	653,854	-	-	-	653,854
Limited partnerships	193,728	-	-	-	193,728
Real estate	157,281	-	29,610	-	186,891
Policy loans	672,553	139	36,934	-	709,626
Other invested assets	884,304	65,922	-	-	950,226
Cash and cash equivalents	513,190	54,231	10,659	-	578,080
Total investments and cash	21,553,365	1,744,627	854,874	(513,259)	23,639,607

Accrued investment income	266,141	15,125	9,952	-	291,218
Deferred policy acquisition costs	1,149,185	85,021	-	-	1,234,206
Value of business acquired	47,744	-	-	-	47,744
Net deferred tax asset	8,587	-	1,963	(6,953)	3,597
Goodwill	658,052	37,788	5,611	-	701,451
Receivable for investments sold	30,146	1,244	1,851	-	33,241
Reinsurance receivable	1,812,093	5,906	-	-	1,817,999
Other assets	136,406	15,146	1,678	-	153,230
Separate account assets	20,190,709	796,827	72,719	-	21,060,255

Total assets	$45,852,428	$2,701,684	$948,648	$(520,212)	$48,982,548

LIABILITIES

Contractholder deposit funds and other policy liabilities	$17,945,270	$1,437,396	$45,959	$-	$19,428,625
Future contract and policy benefits	696,012	54,100	-	-	750,112
Payable for investments purchased	210,668	5,735	2,062	-	218,465
Accrued expenses and taxes	141,607	-	213	2,875	144,695
Deferred tax liability	-	6,953	-	(6,953)	-
Debt payable to affiliates	1,325,000	-	-	-	1,325,000
Partnership capital securities	-	-	607,826	-	607,826
Reinsurance payable to affiliate	1,605,626	-	-	-	1,605,626
Derivative instruments – payable	160,504	-	-	-	160,504
Other liabilities	1,073,678	90,517	16,766	(2,875)	1,178,086
Separate account liabilities	20,190,709	796,827	72,719	-	21,060,255

Total liabilities	43,349,074	2,391,528	745,545	(6,953)	46,479,194

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,143,408	239,963	185,529	(425,492)	2,143,408
Accumulated other comprehensive income	14,030	1,432	1,369	(2,801)	14,030
Retained earnings	339,479	66,661	13,663	(80,324)	339,479

Total stockholder’s equity	2,503,354	310,156	203,103	(513,259)	2,503,354

Total liabilities and stockholder’s equity	$45,852,428	$2,701,684	$948,648	$(520,212)	$48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of discount and premiums	38,661	1,782	225	-	40,668
Amortization of DAC, VOBA and SIA	165,666	19,921	3,534	-	189,121
Depreciation and amortization	6,467	164	829	-	7,460
Net loss on derivatives	124,290	3,970	3,243	-	131,503
Net realized losses on available-for-sale investments	57,547	3,487	14	-	61,048
Changes in fair value of trading investments	89,159	-	(761)	-	88,398
Net realized gains on trading investments	(3,438)	-	(1,217)	-	(4,655)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	-	-	-	(23,027)
Interest credited to contractholder deposits	571,309	51,390	7,124	-	629,823
Deferred federal income taxes	(114,110)	290	157,186	-	43,366
Equity in net income of subsidiaries	(33,006)	-	(1,811)	34,817	-
Changes in assets and liabilities:
DAC and VOBA additions	(304,466)	(56,650)	(18,825)	-	(379,941)
Accrued investment income	(2,591)	(120)	3,566	-	855
Net reinsurance receivable/payable	127,619	59	(94,517)	-	33,161
Future contract and policy benefits	3,184	39,436	23,930	-	66,550
Dividends received from subsidiaries	63,995	-	-	(63,995)	-
Other, net	(122,356)	4,931	(16,931)	-	(134,356)
Purchases of trading fixed maturities, net of sales	475,340	-	(576,176)	-	(100,836)

Net cash provided by operating activities	1,145,265	89,463	(496,573)	(63,995)	674,160

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	3,847,569	337,825	67,386	-	4,252,780
Mortgage loans	314,620	40,526	-	-	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	-	-	600,000	-	600,000
Purchases of:
Available-for-sale fixed maturities	(2,366,255)	(205,932)	14,346	-	(2,557,841)
Mortgage loans	(348,256)	(49,460)	(1,850)	-	(399,566)
Real estate	(3,590)	-	(15,849)	-	(19,439)
Other invested assets	(57,864)	(3,231)	-	3,231	(57,864)
Net change in other investing activities	(365,012)	3,231	-	-	(361,781)
Net change in policy loans	(13,546)	21	10,518	-	(3,007)
Early redemption premium	-	-	25,578	-	25,578

Net cash provided by investing activities	$1,677,596	$123,004	$701,089	$-	$2,501,689

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$-	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	-	(4,533,405)
Repayments of debt	(380,000)	-	(600,000)	-	(980,000)
Issuance of debt	-	-	1,000,000	-	1,000,000
Dividends paid to parent	-	-	(63,995)	63,995	-
Early redemption payment	-	-	(25,578)	-	(25,578)
Additional capital contributed to subsidiaries	(156,620)	-	156,620	-	-
Other, net	23,271	6,700	-	-	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	-	591,621

Cash and cash equivalents, beginning of period	513,190	54,231	10,659	-	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$-	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$78,292	$16,233	$6,823	$(23,056)	$78,292
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Amortization of discount and premiums	53,995	3,956	801	-	58,752
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Depreciation and amortization	4,008	-	600	-	4,608
Net gains on derivatives	(11,360)	-	-	(493)	(11,853)
Net realized losses on available-for-sale investments	38,328	6,081	102	-	44,511
Changes in fair value of trading investments	(15,235)	-	-	-	(15,235)
Net realized gains on trading investments	(373)	-	-	-	(373)
Net change in unrealized and undistributed gains in private equity limited partnerships	(29,120)	-	-	-	(29,120)
Interest credited to contractholder deposits	573,178	56,379	3,848	-	633,405
Deferred federal income taxes	(6,146)	10,193	133	-	4,180
Equity in net income of subsidiaries	(19,960)	-	(3,096)	23,056	-
Changes in assets and liabilities:
Deferred acquisition cost additions	(238,986)	(23,909)	-	-	(262,895)
Accrued investment income	(32,925)	3,275	(61)	-	(29,711)
Net reinsurance receivable/payable	77,083	(20)	-	-	77,063
Future contract and policy benefits	(9,725)	3,106	-	-	(6,619)
Dividends received from subsidiaries	8,000	-	-	(8,000)	-
Other, net	39,943	(24,855)	(1,313)	493	14,268
Purchases of trading fixed maturities, net of sales	(1,866,153)	-	-	-	(1,866,153)

Net cash (used in) provided by operating activities	(976,396)	68,861	7,837	(8,000)	(907,698)

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,041,508	757,662	73,020	-	5,872,190
Mortgage loans	218,849	29,415	-	-	248,264
Other invested assets	184,646	-	-	-	184,646
Purchases of:
Available-for-sale fixed maturities	(3,380,467)	(549,218)	(72,559)	-	(4,002,244)
Mortgage loans	(734,307)	(46,285)	-	-	(780,592)
Real estate	(20,464)	-	(155)	-	(20,619)
Other invested assets	(423,635)	(65,858)	-	-	(489,493)
Net change in other investing activities	333,669	65,845	-	-	399,514
Net change in policy loans	(9,979)	49	2,073	-	(7,857)

Net cash provided by investing activities	$1,209,820	$191,610	$2,379	$-	$1,403,809
Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,395,794	$121,837	$-	$2,507	$3,520,138
Withdrawals from contractholder deposit funds	(3,301,631)	(382,617)	(3,596)	(2,507)	(3,690,351)
Issuance of debt	200,000	-	-	-	200,000
Dividends paid to parent	(300,000)	-	(8,000)	8,000	(300,000)
Additional capital contributed to subsidiaries	(265)	-	265	-	-
Other, net	4,528	-	-	-	4,528

Net cash provided by (used in) financing activities	(1,574)	(260,780)	(11,331)	8,000	(265,685)

Net change in cash and cash equivalents	231,850	(309)	(1,115)	-	230,426

Cash and cash equivalents, beginning of period	281,340	54,540	11,774	-	347,654

Cash and cash equivalents, end of period	$513,190	$54,231	$10,659	$-	$578,080

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$133,152	$5,441	$9,663	$(15,104)	$133,152
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Minority interest in loss	(1,214)	-	-	-	(1,214)
Amortization of discount and premiums	63,251	7,224	882	-	71,357
Amortization of DAC and VOBA	234,330	9,491	-	-	243,821
Depreciation and amortization	3,338	-	647	-	3,985
Net (gains) losses on derivatives	(77,294)	-	-	269	(77,025)
Net realized (gain) loss on available-for-sale investments	(20,924)	4,086	(87)	-	(16,925)
Changes in fair value of trading investments	80,324	-	-	-	80,324
Net realized gains on trading	(11,162))	-	-	-	(11,162)
Net change in unrealized and undistributed gains in private equity limited partnerships	(48,244)	-	-	-	(48,244)
Interest credited to contractholder deposits	567,028	69,641	833	-	637,502
Deferred federal income taxes	22,860	(947)	134	-	22,047
Equity in net income of subsidiaries	(12,030)	-	(3,074)	15,104	-
Changes in assets and liabilities:
Deferred acquisition cost additions	(252,271)	(9,646)	-	-	(261,917)
Accrued investment income	17,191	844	(119)	-	17,916
Net reinsurance receivable/payable	85,381	495	-	-	85,876
Future contract and policy benefits	24,387	736	-	-	25,123
Other, net	25,350	29,109	(654)	(269)	53,536
Purchases of trading fixed maturities, net of sales	(651,921)	-	-	-	(651,921)

Net cash (used in) provided by operating activities	181,532	116,474	8,225	-	306,231

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	4,955,938	673,665	55,405	-	5,685,008
Mortgage loans	109,854	7,584	-	-	117,438
Real estate	947	-	-	-	947
Other invested assets	483,700	-	-	-	483,700
Net cash from sale of subsidiary	17,040	-	-	-	17,040
Purchases of:
Available-for-sale fixed maturities	(4,642,052)	(568,813)	(58,346)	-	(5,269,211)
Mortgage loans	(374,931)	(15,445)	-	-	(390,376)
Real estate	(6,264)	-	(384)	-	(6,648)
Other invested assets	(171,539)	-	-	-	(171,539)
Net change in other investing activities	(239,910)	-	-	-	(239,910)
Net change in policy loans	(5,471)	(35)	42	-	(5,464)
Net change in short-term investments	(4,576)	-	-	-	(4,576)

Net cash provided by investing activities	$122,736	$96,956	$(3,283)	$-	$216,409

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,663,596	$53,495	$-	$3050	$2,720,141
Withdrawals from contractholder deposit funds	(3,142,775)	(255,647)	(2,996)	(3050)	(3,404,468)
Issuance of debt	100,000	-	-	-	100,000
Dividends paid to parent	(150,600)	-	-	-	(150,600)
Additional capital contributed to subsidiaries	(340)	-	340	-	-
Other, net	6,992	-	-	-	6,992

Net cash provided by (used in) financing activities	(523,127)	(202,152)	(2,656)	-	(727,935)

Net change in cash and cash equivalents	(218,859)	11,278	2,286	-	(205,295)

Cash and cash equivalents, beginning of period	500,199	43,262	9,488	-	552,949

Cash and cash equivalents, end of period	$281,340	$54,540	$11,774	$-	$347,654

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

16. SEGMENT INFORMATION

As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to more closely align with rating agency standards.  The changes impact the amount of capital and income on capital that is allocated to the Wealth Management, Individual Protection and Group Protection Segments from the Corporate Segment.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability, dental and stop loss insurance to small and mid-size employers in the State of New York, through the Company's subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, certain consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

16. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2007

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,087,817	$ 184,315	$ 97,657	$ 90,729	$ 1,460,518
Total expenditures	1,139,538	148,122	93,950	77,744	1,459,354
(Loss) income before income tax (benefit) expense	(51,721)	36,193	3,707	12,985	1,164

Net (loss) income	(19,734)	23,665	2,409	18,682	25,022

Total assets	$ 39,855,777	$ 10,767,117	$ 121,096	$1,062,777	$ 51,806,767

	Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,386,626	$ 101,447	$ 39,833	$ 100,567	$ 1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793
Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$ 41,485,295	$ 5,784,705	$ 78,838	$1,633,710	$ 48,982,548

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense and minority interest	122,311	3,544	271	45,901	172,027

Net income	93,570	2,443	176	36,963	133,152

Total assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

17.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the years ended December 31, 2007, 2006 and 2005, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory capital and surplus and net income were as follows:

	Unaudited for the Years ended December 31,
	2007	2006	2005

Statutory capital and surplus	$ 1,790,457	$ 1,610,425	$ 1,778,241
Statutory net (loss) income	(913,114)	123,305	140,827

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

18. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  Delaware, New York, Rhode Island, and Vermont have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $179.0 million in 2008 without prior approval from the Delaware Commissioner of Insurance.

In 2007, the Company did not pay any dividends to the Parent.  In 2006, the Company’s board of directors approved and the Company paid a $300.0 million dividend to the Parent.  In 2005, the Company’s board of directors approved and the Company paid a $200.0 million dividend to the Parent, consisting of $150.6 million in cash and $49.4 million in notes.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $20.7 million in 2008 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2007, 2006 or 2005.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.3 million in 2008 without prior approval from the Rhode Island Commissioner of Insurance.  .No dividends were paid by INDY during 2007, 2006 or 2005.

The Company’s new Vermont domestic insurance company subsidiary, Sun Life Vermont, is permitted to pay dividends only to the extent that its surplus and capital exceeds specified risk-based capital levels.  Sun Life Vermont may declare and pay dividends or distributions with respect to its common stock from its capital and surplus, subject to the following: (i) its total adjusted capital will equal or exceed 200% of its company action level risk-based capital after giving effect to the dividend or distribution and (ii) notice of each dividend or distribution is provided to the Vermont regulator within five days following the payment of the dividend or distribution.  No dividends were paid by Sun Life Vermont during 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31 were as follows:

	2007	2006	2005
Unrealized (losses) gains on available-for-sale securities	$ (317,402)	$ 38,400	$ 56,493
Changes in reserves due to unrealized (losses) gains on available-for-sale securities	(26,702)	(9,346)	(22,039)
Unrealized gains (losses) on pension and other postretirement plan adjustments	14,894	(2,332)	(2,834)
Changes in DAC due to unrealized (losses) gains on available-for-sale securities	189,687	(2,719)	(12,842)
Changes in VOBA due to unrealized (losses) gains on available-for-sale securities	-	470	(1,201)
Tax effect and other	47,120	(10,443)	1,683

Accumulated Other Comprehensive (Loss) Income	$ (92,403)	$ 14,030	$ 19,260

20. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2006-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the year ended December 31, 2007, the Company recorded a benefit of $12.0 million related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

20. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2007, minimum future lease payments under such leases were as follows:

2008	$ 1,377
2009	283
2010	45
Total	$ 1,705

Total rental expense for the years ended December 31, 2007, 2006 and 2005 was $9.4 million, $7.6 million and $8.5 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008.  As of December 31, 2007, the minimum future lease payments under the sublease agreements was $0.3 million.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 27, 2008

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Assets and Liabilities - December 31, 2007

Assets:
Investment in:	Shares	Cost	Value
Arnhold and S. Bleichroeder Advisers, Inc.
First Eagle Overseas Variable Fund Sub-Account (SGI)	2,806,980	$83,496,084	$82,974,328
Columbia Funds Variable Insurance Trust
Columbia Small Cap Value Fund Sub-Account (CSC)	1,005	19,142	18,101
Columbia Marsico 21st Century Portfolio Sub-Account (NMT)	9,288	117,914	135,980
Columbia Marsico 21st Century Fund Class B Sub-Account (MCC)	5,279,215	74,859,678	77,182,125
Columbia Marsico Growth Fund Class B Sub-Account (CMG)	339,420	7,220,135	7,548,709
Columbia Marsico Growth Portfolio Sub-Account (NNG)	8,598	152,724	191,573
Columbia Marsico International Opportunities Portfolio Sub-Account (NMI)	346,919	8,511,439	8,752,767
Fidelity Variable Insurance Products Funds
VIP Balanced Svc 2 Sub-Account (FVB)	846,070	13,385,260	13,240,999
VIP Freedom 2010 Portfolio Sub-Account (F10)	581,309	6,924,153	6,929,208
VIP Freedom 2015 Portfolio Sub-Account (F15)	1,440,316	17,327,233	17,658,270
VIP Freedom 2020 Portfolio Sub-Account (F20)	2,892,448	35,658,046	36,444,849
VIP Mid Cap Svc 2 Sub-Account (FVM)	3,894,960	135,739,077	138,777,417
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund Sub-Account (FMS)	5,505,395	108,856,648	111,153,921
Templeton Developing Markets Securities Fund Sub-Account (TDM)	4,865,836	72,375,374	77,853,382
Templeton Growth Securities Fund Class 2 Sub-Account (FTG)	2,718,163	41,685,707	41,968,435
Templeton Foreign Securities Fund Sub-Account (FTI)	24,804,911	405,867,767	502,299,455
Franklin Income Securities Class 2 Sub-Account (ISC)	2,342,240	41,305,324	40,544,176
Franklin Small Cap Value Securities Fund Sub-Account (FVS)	2,204,326	39,836,686	37,693,970
Franklin Strategic Income Securities Class 2 Sub-Account (SIC)	455,983	5,706,042	5,745,387
Lord Abbett Series Fund, Inc.
All Value Portfolio Sub-Account (LAV)	1,853,730	30,354,382	31,216,819
Growth & Income Portfolio Sub-Account (LA1)	19,256,480	547,658,791	537,448,360
Growth Opportunities Portfolio Sub-Account (LA9)	4,503,043	65,211,091	73,579,729
Mid Cap Value Portfolio Sub-Account (LA2)	5,567,206	119,654,462	105,220,200
MFS/Sun Life Series Trust
Bond S Class Sub-Account (MF7)	7,091,256	79,962,658	76,656,473
Bond Series Sub-Account (BDS)	9,529,929	108,103,729	103,780,922
Capital Appreciation S Class Sub-Account (MFD)	1,166,023	20,395,601	26,282,151
Capital Appreciation Series Sub-Account (CAS)	16,996,396	326,582,853	386,498,048
Capital Opportunities S Class Sub-Account (CO1) (j)	-	-	-
Capital Opportunities Series Sub-Account (COS) (j)	-	-	-
Emerging Growth S Class Sub-Account (MFF)	940,042	14,345,158	20,690,317
Emerging Growth Series Sub-Account (EGS)	10,654,596	176,854,519	238,343,307
Emerging Markets Equity S Class Sub-Account (EM1)	882,500	19,443,956	22,821,441
Emerging Markets Equity Series Sub-Account (EME)	3,522,727	76,583,602	92,084,076
Global Governments S Class Sub-Account (GG1)	356,100	3,858,343	4,023,926
Global Governments Series Sub-Account (GGS)	2,955,772	32,943,492	33,695,804
Global Growth S Class Sub-Account (GG2)	493,232	5,935,306	8,592,095
Global Growth Series Sub-Account (GGR)	7,117,302	80,911,732	124,837,473
Global Total Return S Class Sub-Account (GT2)	1,132,616	18,784,417	19,775,479
Global Total Return Series Sub-Account (GTR)	8,002,671	128,402,040	140,766,980
Government Securities S Class Sub-Account (MFK)	21,996,047	278,543,535	281,769,361
Government Securities Series Sub-Account (GSS)	19,203,660	249,393,492	247,535,174
High Yield S Class Sub-Account (MFC)	20,398,847	136,959,966	132,592,520
High Yield Series Sub-Account (HYS)	22,204,259	148,944,390	145,659,936
International Growth S Class Sub-Account (IG1)	1,508,095	22,467,550	26,436,905
International Growth Series Sub-Account (IGS)	7,071,915	97,006,937	124,677,866
International Investors Trust S Class Sub-Account (MI1)	11,424,792	214,742,676	211,701,396
International Investors Trust Series Sub-Account (MII)	6,091,302	103,631,725	113,785,515
Massachusetts Investors Growth Stock S Class Sub-Account (M1B)	9,315,979	90,546,086	107,972,193
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	24,484,436	247,936,064	286,223,058
Massachusetts Investors Trust S Class Sub-Account (MFL)	8,819,883	261,655,380	310,724,470
Massachusetts Investors Trust Series Sub-Account (MIT)	17,383,485	515,834,728	617,287,559

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Assets and Liabilities - December 31, 2007 - continued

MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Mid Cap Growth S Class Sub-Account (MC1)	4,777,018	$25,281,873	$31,671,628
Mid Cap Growth Series Sub-Account (MCS)	6,685,397	37,714,308	44,925,866
Mid Cap Value S Class Sub-Account (MCV)	1,960,907	21,734,725	21,844,506
Money Market S Class Sub-Account (MM1)	219,493,023	219,493,023	219,493,023
Money Market Series Sub-Account (MMS)	189,029,209	189,029,210	189,029,210
New Discovery S Class Sub-Account (M1A)	8,653,798	123,426,821	138,201,155
New Discovery Series Sub-Account (NWD)	6,099,268	77,427,769	99,052,106
Research S Class Sub-Account (RE1)	1,342,176	21,035,287	28,038,048
Research Series Sub-Account (RES)	12,267,566	200,231,988	258,109,579
Research Growth and Income S Class Sub-Account (RG1)	2,098,810	33,212,615	34,462,465
Research Growth and Income Series Sub-Account (RGS)	12,612,144	205,318,850	208,352,625
Research International S Class Sub-Account (RI1)	9,718,724	167,999,891	191,458,862
Research International Series Sub-Account (RIS)	4,928,287	76,348,162	98,171,475
Strategic Growth S Class Sub-Account (SG1) (j)	-	-	-
Strategic Growth Series Sub-Account (SGS) (j)	-	-	-
Strategic Income S Class Sub-Account (SI1)	1,833,935	19,332,036	18,944,550
Strategic Income Series Sub-Account (SIS)	4,617,441	48,805,249	48,021,387
Strategic Value S Class Sub-Account (SVS)	759,750	7,681,867	7,210,023
Technology S Class Sub-Account (TE1)	553,399	2,526,287	3,552,821
Technology Series Sub-Account (TEC)	3,237,117	15,523,001	21,170,746
Total Return S Class Sub-Account (MFJ)	43,482,280	817,978,481	840,512,468
Total Return Series Sub-Account (TRS)	46,202,097	823,140,811	900,940,904
Utilities S Class Sub-Account (MFE)	3,722,882	79,268,780	109,043,206
Utilities Series Sub-Account (UTS)	11,174,482	168,266,811	329,870,716
Value S Class Sub-Account (MV1)	7,406,549	113,670,178	138,206,204
Value Series Sub-Account (MVS)	13,780,789	197,625,956	258,803,210
Oppenheimer Variable Account Funds
Balanced VA Fund Sub-Account (OBV)	125,816	2,086,395	2,048,287
Capital Appreciation Fund Sub-Account (OCA)	882,758	33,806,849	41,295,413
Global Securities Fund Sub-Account (OGG)	1,207,352	41,128,747	43,790,664
Main Street Fund Sub-Account (OMG)	27,837,325	633,849,219	706,511,320
Main Street Small Cap Fund Sub-Account (OMS)	942,976	16,660,940	17,001,852
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio Sub-Account (PMB)	906,051	12,472,065	12,385,714
Low Duration Portfolio Sub-Account (PLD)	83,958,283	848,777,972	864,770,314
Real Return Porfolio Sub-Account (PRR)	4,249,495	52,401,540	53,416,156
Total Return Portfolio Sub-Account (PTR)	23,249,454	236,817,231	243,886,776
VIT All Asset Portfolio Sub-Account (PRA)	324,452	3,827,007	3,802,578
VIT Commodity Real Return Strategy Portfolio Sub-Account (PCR)	869,695	10,443,350	11,610,424
Sun Capital Advisers Trust
All Cap S Class Sub-Account (SSA)	687,013	8,306,039	7,577,757
Davis Venture Value S Class Sub-Account (SVV)	1,972,051	27,234,423	26,839,611
FI Large Cap Growth Fund Sub-Account (LGF)	217,511	2,197,124	2,312,144
Investment Grade Bond S Class Sub-Account (IGB)	2,496,254	24,010,819	23,839,225
Oppenheimer Main Street Small Cap S Class Sub-Account (VSC)	7,717,721	112,380,453	99,172,712
Real Estate Fund S Class Sub-Account (SRE)	8,191,201	184,800,000	161,039,015
Real Estate Fund Sub-Account (SC3)	731,297	13,960,066	13,338,861
Sun Capital Money Market S Class Sub-Account (CMM)	1,712,816	1,712,816	1,712,816
Van Kampen Life Insurance Trust
LIT Comstock II Sub-Account (VLC)	790,022	11,514,591	10,902,301
Wanger Advisors Trust
Wanger Select Sub-Account (WTF)	56,738	1,427,285	1,593,216
Wanger U.S. Smaller Companies Sub-Account (USC)	1,746	62,337	63,311
		$11,294,644,341	$12,447,789,855
Liability:
Payable to Sponsor			(5,196,673)
Net Assets Applicable to Participants			$12,442,593,182

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Assets and Liabilities - December 31, 2007 - continued

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Net Assets Applicable to Participants:
Arnhold and S. Bleichroeder Advisers, Inc.
SGI	7,791,583	$82,974,328	$-	$82,974,328
Columbia Funds Variable Insurance Trust
CSC	1,509	18,101	-	18,101
NMT	8,690	135,980	-	135,980
MCC	6,356,718	77,182,125	-	77,182,125
CMG	640,690	7,548,709	-	7,548,709
NNG	14,570	191,573	-	191,573
NMI	522,074	8,752,767	-	8,752,767
Fidelity Variable Insurance Products Funds
FVB	1,234,324	13,240,999	-	13,240,999
F10	585,651	6,929,208	-	6,929,208
F15	1,457,747	17,658,270	-	17,658,270
F20	2,944,857	36,444,849	-	36,444,849
FVM	11,884,177	138,777,417	-	138,777,417
Franklin Templeton Variable Insurance Products Trust
FMS	6,318,116	111,140,044	12,684	111,152,728
TDM	4,360,786	77,853,382	-	77,853,382
FTG	2,128,221	41,968,435	-	41,968,435
FTI	23,555,118	502,145,102	146,958	502,292,060
ISC	3,983,472	40,544,176	-	40,544,176
FVS	1,960,878	37,680,430	12,320	37,692,750
SIC	556,077	5,745,387	-	5,745,387
Lord Abbett Series Fund, Inc.
LAV	2,132,144	31,216,819	-	31,216,819
LA1	30,273,162	537,271,041	169,043	537,440,084
LA9	5,069,578	73,559,835	19,095	73,578,930
LA2	5,809,005	105,180,765	37,126	105,217,891
MFS/Sun Life Series Trust
MF7	6,110,178	76,648,977	6,549	76,655,526
BDS	6,896,916	103,462,624	416,695	103,879,319
MFD	2,498,904	26,269,828	10,030	26,279,858
CAS	26,120,429	382,493,892	3,017,872	385,511,764
CO1 (j)	-	-	-	-
COS (j)	-	-	-	-
MFF	1,464,903	20,689,801	-	20,689,801
EGS	18,485,750	237,356,260	884,096	238,240,356
EM1	808,424	22,821,441	-	22,821,441
EME	2,587,959	91,377,205	534,212	91,911,417
GG1	284,890	4,015,780	7,117	4,022,897
GGS	1,951,821	33,448,014	210,574	33,658,588
GG2	494,318	8,577,925	12,893	8,590,818
GGR	5,626,403	124,068,136	722,877	124,791,013
GT2	1,161,693	19,762,180	12,216	19,774,396
GTR	6,117,487	139,578,943	832,588	140,411,531
MFK	24,954,225	281,546,884	211,166	281,758,050
GSS	15,336,252	246,260,295	1,397,720	247,658,015
MFC	9,231,715	132,507,996	79,726	132,587,722
HYS	8,811,448	144,693,663	611,160	145,304,823
IG1	1,455,023	26,435,969	-	26,435,969
IGS	6,494,572	124,192,666	419,892	124,612,558
MI1	18,793,055	211,701,396	-	211,701,396
MII	4,858,869	113,207,288	506,747	113,714,035

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Assets and Liabilities - December 31, 2007 - continued

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Net Assets Applicable to Participants - continued:
MFS/Sun Life Series Trust - continued
M1B	8,274,394	$107,962,070	$9,258	$107,971,328
MIS	30,064,891	285,543,522	630,849	286,174,371
MFL	19,982,665	310,619,113	98,830	310,717,943
MIT	36,869,229	614,124,331	2,662,707	616,787,038
MC1	2,822,330	31,663,965	6,244	31,670,209
MCS	7,235,851	44,853,399	60,741	44,914,140
MCV	1,314,251	21,793,387	50,244	21,843,631
MM1	21,267,373	219,369,892	119,401	219,489,293
MMS	14,742,422	186,897,058	1,627,054	188,524,112
M1A	9,051,054	138,142,971	53,233	138,196,204
NWD	8,362,104	98,770,558	249,236	99,019,794
RE1	1,853,837	28,028,788	8,090	28,036,878
RES	14,094,806	256,616,156	1,202,020	257,818,176
RG1	2,707,973	34,427,559	30,627	34,458,186
RGS	14,862,669	207,786,775	454,633	208,241,408
RI1	7,944,489	191,407,912	48,963	191,456,875
RIS	5,162,219	97,893,773	305,890	98,199,663
SG1 (j)	-	-	-	-
SGS (j)	-	-	-	-
SI1	1,425,992	18,928,001	14,965	18,942,966
SIS	3,392,931	47,841,437	166,441	48,007,878
SVS	511,648	7,210,023	-	7,210,023
TE1	314,493	3,552,821	-	3,552,821
TEC	4,080,642	21,147,048	19,590	21,166,638
MFJ	57,895,390	840,217,561	284,465	840,502,026
TRS	39,711,318	894,435,365	5,221,379	899,656,744
MFE	3,613,171	109,015,415	24,395	109,039,810
UTS	11,423,450	328,581,496	1,020,402	329,601,898
MV1	8,166,089	138,176,759	26,199	138,202,958
MVS	13,437,738	257,728,577	1,005,775	258,734,352
Oppenheimer Variable Account Fund
OBV	199,285	2,048,287	-	2,048,287
OCA	2,405,555	41,281,262	12,932	41,294,194
OGG	2,653,815	43,790,664	-	43,790,664
OMG	44,367,479	706,363,535	140,979	706,504,514
OMS	870,402	17,001,852	-	17,001,852
PIMCO Variable Insurance Trust
PMB	635,006	12,385,714	-	12,385,714
PLD	80,692,069	864,606,014	154,448	864,760,462
PRR	4,125,528	53,416,156	-	53,416,156
PTR	20,114,681	243,830,458	53,245	243,883,703
PRA	340,476	3,802,578	-	3,802,578
PCR	977,885	11,610,424	-	11,610,424
Sun Capital Advisers Trust
SSA	643,565	7,577,757	-	7,577,757
SVV	2,540,048	26,839,611	-	26,839,611
LGF	223,425	2,312,144	-	2,312,144
IGB	2,196,971	23,839,225	-	23,839,225
VSC	10,111,572	99,172,712	-	99,172,712
SRE	10,404,402	161,009,263	28,575	161,037,838
SC3	608,427	13,329,767	8,312	13,338,079
CMM	161,444	1,712,816	-	1,712,816

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Assets and Liabilities - December 31, 2007 - continued

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
Net Assets Applicable to Participants - continued:	Units	Value	Annuities	Total
Van Kampen Life Insurance Trust
VLC	1,104,540	$10,902,301	$-	$10,902,301
Wanger Advisors Trust
WTF	109,329	1,593,216	-	1,593,216
USC	5,229	63,311	-	63,311
Net Assets		$12,416,501,704	$26,091,478	$12,442,593,182

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007

	SGI	CSC	NMT	MCC
	Sub-Account (k)	Sub-Account	Sub-Account	Sub-Account (k)
Income and Expenses:
Dividend income	$-	$48	$666	$89,771
Mortality and expense risk charges	(472,803)	(265)	(1,716)	(460,784)
Distribution and administrative expense charges	(56,736)	(32)	(206)	(55,294)
Net investment income (loss)	$(529,539)	$(249)	$(1,256)	$(426,307)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$71,138	$64	$1,881	$253,679
Realized gain distributions	-	1,912	6,671	1,562,809
Net realized gains (losses)	$71,138	$1,976	$8,552	$1,816,488

Net unrealized appreciation (depreciation) on investments:
End of year	$(521,756)	$(1,041)	$18,066	$2,322,447
Beginning of year	-	1,456	5,722	-
Change in unrealized appreciation (depreciation)	$(521,756)	$(2,497)	$12,344	$2,322,447

Realized and unrealized gains (losses)	$(450,618)	$(521)	$20,896	$4,138,935
Increase (Decrease) in net assets from operations	$(980,157)	$(770)	$19,640	$3,712,628

	CMG	NNG	NMI	FVB
	Sub-Account (k)	Sub-Account	Sub-Account	Sub-Account (k)
Income and Expenses:
Dividend income	$-	$187	$2,222	$178,316
Mortality and expense risk charges	(38,964)	(3,578)	(38,973)	(63,235)
Distribution and administrative expense charges	(4,676)	(429)	(4,677)	(7,588)
Net investment income (loss)	$(43,640)	$(3,820)	$(41,428)	$107,493

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$45,441	$15,585	$34,161	$3,697
Realized gain distributions	-	-	80,828	-
Net realized gains (losses)	$45,441	$15,585	$114,989	$3,697

Net unrealized appreciation (depreciation) on investments:
End of year	$328,574	$38,849	$241,328	$(144,261)
Beginning of year	-	13,538	14,496	-
Change in unrealized appreciation (depreciation)	$328,574	$25,311	$226,832	$(144,261)

Realized and unrealized gains (losses)	$374,015	$40,896	$341,821	$(140,564)
Increase (Decrease) in net assets from operations	$330,375	$37,076	$300,393	$(33,071)

(k) For the period March  5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	F10	F15	F20	FVM
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (k)
Income and Expenses:
Dividend income	$153,802	$431,614	$689,731	$309,026
Mortality and expense risk charges	(73,792)	(215,753)	(425,617)	(836,185)
Distribution and administrative expense charges	(8,855)	(25,890)	(51,074)	(100,342)
Net investment income (loss)	$71,155	$189,971	$213,040	$(627,501)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$147,451	$78,379	$282,125	$109,267
Realized gain distributions	150,284	449,035	991,460	-
Net realized gains (losses)	$297,735	$527,414	$1,273,585	$109,267

Net unrealized appreciation (depreciation) on investments:
End of year	$5,055	$331,037	$786,803	$3,038,340
Beginning of year	94,944	259,629	492,573	-
Change in unrealized appreciation (depreciation)	$(89,889)	$71,408	$294,230	$3,038,340

Realized and unrealized gains (losses)	$207,846	$598,822	$1,567,815	$3,147,607
Increase (Decrease) in net assets from operations	$279,001	$788,793	$1,780,855	$2,520,106

	FMS	TDM	FTG	FTI
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,185,387	$692,776	$428,329	$10,074,196
Mortality and expense risk charges	(1,364,012)	(563,636)	(522,494)	(8,112,879)
Distribution and administrative expense charges	(163,681)	(67,636)	(62,699)	(973,545)
Net investment income (loss)	$(342,306)	$61,504	$(156,864)	$987,772

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$2,226,199	$1,016,667	$874,028	$29,857,939
Realized gain distributions	2,902,209	2,262,751	1,366,666	22,978,024
Net realized gains (losses)	$5,128,408	$3,279,418	$2,240,694	$52,835,963

Net unrealized appreciation (depreciation) on investments:
End of year	$2,297,273	$5,478,008	$282,728	$96,431,688
Beginning of year	7,536,344	891,483	2,624,808	86,345,350
Change in unrealized appreciation (depreciation)	$(5,239,071)	$4,586,525	$(2,342,080)	$10,086,338

Realized and unrealized gains (losses)	$(110,663)	$7,865,943	$(101,386)	$62,922,301
Increase (Decrease) in net assets from operations	$(452,969)	$7,927,447	$(258,250)	$63,910,073

(k) For the period March  5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	ISC	FVS	SIC	LAV
	Sub-Account (k)	Sub-Account	Sub-Account (k)	Sub-Account
Income and Expenses:
Dividend income	$344,808	$252,179	$60,743	$156,053
Mortality and expense risk charges	(240,988)	(612,294)	(27,486)	(433,993)
Distribution and administrative expense charges	(28,919)	(73,475)	(3,298)	(52,079)
Net investment income (loss)	$74,901	$(433,590)	$29,959	$(330,019)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(55,406)	$1,941,020	$(23,725)	$895,471
Realized gain distributions	63,946	2,593,138	3,461	1,168,200
Net realized gains (losses)	$8,540	$4,534,158	$(20,264)	$2,063,671

Net unrealized appreciation (depreciation) on investments:
End of year	$(761,148)	$(2,142,716)	$39,345	$862,437
Beginning of year	-	4,026,641	-	1,529,977
Change in unrealized appreciation (depreciation)	$(761,148)	$(6,169,357)	$39,345	$(667,540)

Realized and unrealized gains (losses)	$(752,608)	$(1,635,199)	$19,081	$1,396,131
Increase (Decrease) in net assets from operations	$(677,707)	$(2,068,789)	$49,040	$1,066,112

	LA1	LA9	LA2	MF7
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$6,604,816	$-	$472,337	$4,322,226
Mortality and expense risk charges	(6,653,464)	(1,129,692)	(1,603,175)	(1,111,238)
Distribution and administrative expense charges	(798,416)	(135,563)	(192,381)	(133,349)
Net investment income (loss)	$(847,064)	$(1,265,255)	$(1,323,219)	$3,077,639

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$1,731,181	$3,551,735	$2,038,424	$(1,907,910)
Realized gain distributions	36,421,892	6,073,812	13,885,484	-
Net realized gains (losses)	$38,153,073	$9,625,547	$15,923,908	$(1,907,910)

Net unrealized appreciation (depreciation) on investments:
End of year	$(10,210,431)	$8,368,638	$(14,434,262)	$(3,306,185)
Beginning of year	24,637,136	4,559,822	2,697,087	(3,398,900)
Change in unrealized appreciation (depreciation)	$(34,847,567)	$3,808,816	$(17,131,349)	$92,715

Realized and unrealized gains (losses)	$3,305,506	$13,434,363	$(1,207,441)	$(1,815,195)
Increase (Decrease) in net assets from operations	$2,458,442	$12,169,108	$(2,530,660)	$1,262,444
(k) For the period March  5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	BDS	MFD	CAS	CO1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (j)
Income and Expenses:
Dividend income	$7,064,633	$-	$837,861	$59,350
Mortality and expense risk charges	(1,462,873)	(383,060)	(5,278,515)	(115,014)
Distribution and administrative expense charges	(175,545)	(45,967)	(633,422)	(13,802)
Net investment income (loss)	$5,426,215	$(429,027)	$(5,074,076)	$(69,466)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(2,957,466)	$2,025,567	$(2,422,855)	$5,406,194
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(2,957,466)	$2,025,567	$(2,422,855)	$5,406,194

Net unrealized appreciation (depreciation) on investments:
End of year	$(4,322,807)	$5,886,550	$59,915,195	$-
Beginning of year	(4,131,388)	4,975,545	13,028,919	3,741,609
Change in unrealized appreciation (depreciation)	$(191,419)	$911,005	$46,886,276	$(3,741,609)

Realized and unrealized gains (losses)	$(3,148,885)	$2,936,572	$44,463,421	$1,664,585
Increase (Decrease) in net assets from operations	$2,277,330	$2,507,545	$39,389,345	$1,595,119

	COS	MFF	EGS	EM1
	Sub-Account (j)	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,126,733	$-	$-	$389,417
Mortality and expense risk charges	(1,041,150)	(286,393)	(3,256,163)	(306,721)
Distribution and administrative expense charges	(124,938)	(34,367)	(390,740)	(36,807)
Net investment income (loss)	$(39,355)	$(320,760)	$(3,646,903)	$45,889

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$17,298,523	$1,779,941	$5,549,744	$1,680,960
Realized gain distributions	-	-	-	4,095,128
Net realized gains (losses)	$17,298,523	$1,779,941	$5,549,744	$5,776,088

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$6,345,159	$61,488,788	$3,377,485
Beginning of year	1,172,757	4,337,182	17,923,187	3,146,647
Change in unrealized appreciation (depreciation)	$(1,172,757)	$2,007,977	$43,565,601	$230,838

Realized and unrealized gains (losses)	$16,125,766	$3,787,918	$49,115,345	$6,006,926
Increase (Decrease) in net assets from operations	$16,086,411	$3,467,158	$45,468,442	$6,052,815

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	EME	GG1	GGS	GG2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,820,707	$64,591	$703,977	$122,711
Mortality and expense risk charges	(1,161,648)	(50,890)	(438,402)	(121,817)
Distribution and administrative expense charges	(139,398)	(6,107)	(52,608)	(14,618)
Net investment income (loss)	$519,661	$7,594	$212,967	$(13,724)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$13,751,651	$(43,581)	$(1,005,448)	$763,954
Realized gain distributions	17,510,064	-	-	-
Net realized gains (losses)	$31,261,715	$(43,581)	$(1,005,448)	$763,954

Net unrealized appreciation (depreciation) on investments:
End of year	$15,500,474	$165,583	$752,312	$2,656,789
Beginning of year	21,066,822	(115,033)	(2,335,349)	2,501,296
Change in unrealized appreciation (depreciation)	$(5,566,348)	$280,616	$3,087,661	$155,493

Realized and unrealized gains (losses)	$25,695,367	$237,035	$2,082,213	$919,447
Increase (Decrease) in net assets from operations	$26,215,028	$244,629	$2,295,180	$905,723

	GGR	GT2	GTR	MFK
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$2,273,376	$382,940	$3,299,565	$13,555,872
Mortality and expense risk charges	(1,710,848)	(261,742)	(1,896,756)	(4,446,448)
Distribution and administrative expense charges	(205,302)	(31,409)	(227,611)	(533,574)
Net investment income (loss)	$357,226	$89,789	$1,175,198	$8,575,850

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$12,581,196	$619,747	$6,887,643	$(3,552,381)
Realized gain distributions	-	1,746,265	13,547,584	-
Net realized gains (losses)	$12,581,196	$2,366,012	$20,435,227	$(3,552,381)

Net unrealized appreciation (depreciation) on investments:
End of year	$43,925,741	$991,062	$12,364,940	$3,225,826
Beginning of year	41,795,991	2,192,948	23,331,082	(6,102,905)
Change in unrealized appreciation (depreciation)	$2,129,750	$(1,201,886)	$(10,966,142)	$9,328,731

Realized and unrealized gains (losses)	$14,710,946	$1,164,126	$9,469,085	$5,776,350
Increase (Decrease) in net assets from operations	$15,068,172	$1,253,915	$10,644,283	$14,352,200

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	GSS	MFC	HYS	IG1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$13,143,292	$8,811,435	$12,782,061	$255,123
Mortality and expense risk charges	(3,336,065)	(1,913,407)	(2,154,825)	(321,734)
Distribution and administrative expense charges	(400,328)	(229,609)	(258,579)	(38,608)
Net investment income (loss)	$9,406,899	$6,668,419	$10,368,657	$(105,219)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(5,789,686)	$(339,994)	$423,897	$2,507,816
Realized gain distributions	-	-	-	3,205,120
Net realized gains (losses)	$(5,789,686)	$(339,994)	$423,897	$5,712,936

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,858,318)	$(4,367,446)	$(3,284,454)	$3,969,355
Beginning of year	(12,550,984)	2,374,320	6,126,830	6,633,497
Change in unrealized appreciation (depreciation)	$10,692,666	$(6,741,766)	$(9,411,284)	$(2,664,142)

Realized and unrealized gains (losses)	$4,902,980	$(7,081,760)	$(8,987,387)	$3,048,794
Increase (Decrease) in net assets from operations	$14,309,879	$(413,341)	$1,381,270	$2,943,575

	IGS	MI1	MII	M1B
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,849,691	$728,822	$2,080,214	$104,888
Mortality and expense risk charges	(1,704,379)	(1,418,487)	(1,629,062)	(1,488,928)
Distribution and administrative expense charges	(204,525)	(170,218)	(195,487)	(178,671)
Net investment income (loss)	$(59,213)	$(859,883)	$255,665	$(1,562,711)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$15,996,023	$908,180	$13,102,666	$6,019,760
Realized gain distributions	19,500,569	5,666,427	15,499,548	-
Net realized gains (losses)	$35,496,592	$6,574,607	$28,602,214	$6,019,760

Net unrealized appreciation (depreciation) on investments:
End of year	$27,670,929	$(3,041,280)	$10,153,790	$17,426,105
Beginning of year	44,917,676	2,486,383	31,498,352	13,496,878
Change in unrealized appreciation (depreciation)	$(17,246,747)	$(5,527,663)	$(21,344,562)	$3,929,227

Realized and unrealized gains (losses)	$18,249,845	$1,046,944	$7,257,652	$9,948,987
Increase (Decrease) in net assets from operations	$18,190,632	$187,061	$7,513,317	$8,386,276

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	GSS	MFC	HYS	IG1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$13,143,292	$8,811,435	$12,782,061	$255,123
Mortality and expense risk charges	(3,336,065)	(1,913,407)	(2,154,825)	(321,734)
Distribution and administrative expense charges	(400,328)	(229,609)	(258,579)	(38,608)
Net investment income (loss)	$9,406,899	$6,668,419	$10,368,657	$(105,219)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(5,789,686)	$(339,994)	$423,897	$2,507,816
Realized gain distributions	-	-	-	3,205,120
Net realized gains (losses)	$(5,789,686)	$(339,994)	$423,897	$5,712,936

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,858,318)	$(4,367,446)	$(3,284,454)	$3,969,355
Beginning of year	(12,550,984)	2,374,320	6,126,830	6,633,497
Change in unrealized appreciation (depreciation)	$10,692,666	$(6,741,766)	$(9,411,284)	$(2,664,142)

Realized and unrealized gains (losses)	$4,902,980	$(7,081,760)	$(8,987,387)	$3,048,794
Increase (Decrease) in net assets from operations	$14,309,879	$(413,341)	$1,381,270	$2,943,575

	IGS	MI1	MII	M1B
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,849,691	$728,822	$2,080,214	$104,888
Mortality and expense risk charges	(1,704,379)	(1,418,487)	(1,629,062)	(1,488,928)
Distribution and administrative expense charges	(204,525)	(170,218)	(195,487)	(178,671)
Net investment income (loss)	$(59,213)	$(859,883)	$255,665	$(1,562,711)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$15,996,023	$908,180	$13,102,666	$6,019,760
Realized gain distributions	19,500,569	5,666,427	15,499,548	-
Net realized gains (losses)	$35,496,592	$6,574,607	$28,602,214	$6,019,760

Net unrealized appreciation (depreciation) on investments:
End of year	$27,670,929	$(3,041,280)	$10,153,790	$17,426,105
Beginning of year	44,917,676	2,486,383	31,498,352	13,496,878
Change in unrealized appreciation (depreciation)	$(17,246,747)	$(5,527,663)	$(21,344,562)	$3,929,227

Realized and unrealized gains (losses)	$18,249,845	$1,046,944	$7,257,652	$9,948,987
Increase (Decrease) in net assets from operations	$18,190,632	$187,061	$7,513,317	$8,386,276

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	MIS	MFL	MIT	MC1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,095,953	$3,204,380	$8,276,571	$-
Mortality and expense risk charges	(3,920,317)	(4,981,308)	(8,957,560)	(511,950)
Distribution and administrative expense charges	(470,438)	(597,757)	(1,074,907)	(61,434)
Net investment income (loss)	$(3,294,802)	$(2,374,685)	$(1,755,896)	$(573,384)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(12,150,016)	$10,464,466	$7,368,859	$2,647,730
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(12,150,016)	$10,464,466	$7,368,859	$2,647,730

Net unrealized appreciation (depreciation) on investments:
End of year	$38,286,994	$49,069,090	$101,452,831	$6,389,755
Beginning of year	(5,626,129)	44,604,682	73,274,903	5,718,267
Change in unrealized appreciation (depreciation)	$43,913,123	$4,464,408	$28,177,928	$671,488

Realized and unrealized gains (losses)	$31,763,107	$14,928,874	$35,546,787	$3,319,218
Increase (Decrease) in net assets from operations	$28,468,305	$12,554,189	$33,790,891	$2,745,834

	MCS	MCV Sub-Account	MM1	MMS
	Sub-Account		Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$19,627	$117,840	$8,154,877	$9,039,051
Mortality and expense risk charges	(672,234)	(366,417)	(2,870,154)	(2,426,420)
Distribution and administrative expense charges	(80,668)	(43,970)	(344,418)	(291,170)
Net investment income (loss)	$(733,275)	$(292,547)	$4,940,305	$6,321,461

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$5,385,885	$704,416	$-	$-
Realized gain distributions	-	940,902	-	-
Net realized gains (losses)	$5,385,885	$1,645,318	$-	$-

Net unrealized appreciation (depreciation) on investments:
End of year	$7,211,558	$109,781	$-	$-
Beginning of year	7,633,258	1,339,357	-	-
Change in unrealized appreciation (depreciation)	$(421,700)	$(1,229,576)	$-	$-

Realized and unrealized gains (losses)	$4,964,185	$415,742	$-	$-
Increase (Decrease) in net assets from operations	$4,230,910	$123,195	$4,940,305	$6,321,461

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	M1A	NWD	RE1	RES
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$-	$177,691	$2,368,535
Mortality and expense risk charges	(2,196,193)	(1,550,011)	(420,935)	(3,561,075)
Distribution and administrative expense charges	(263,543)	(186,001)	(50,512)	(427,329)
Net investment income (loss)	$(2,459,736)	$(1,736,012)	$(293,756)	$(1,619,869)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$5,059,725	$9,313,256	$2,236,724	$7,068,936
Realized gain distributions	3,758,980	3,168,273	-	-
Net realized gains (losses)	$8,818,705	$12,481,529	$2,236,724	$7,068,936

Net unrealized appreciation (depreciation) on investments:
End of year	$14,774,334	$21,624,337	$7,002,761	$57,877,591
Beginning of year	20,402,707	29,702,508	5,827,719	31,463,761
Change in unrealized appreciation (depreciation)	$(5,628,373)	$(8,078,171)	$1,175,042	$26,413,830

Realized and unrealized gains (losses)	$3,190,332	$4,403,358	$3,411,766	$33,482,766
Increase (Decrease) in net assets from operations	$730,596	$2,667,346	$3,118,010	$31,862,897

	RG1	RGS	RI1	RIS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$40,027	$369,212	$1,622,418	$1,242,995
Mortality and expense risk charges	(334,876)	(2,031,750)	(2,744,353)	(1,431,664)
Distribution and administrative expense charges	(40,185)	(243,810)	(329,322)	(171,800)
Net investment income (loss)	$(335,034)	$(1,906,348)	$(1,451,257)	$(360,469)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$816,081	$12,712,287	$8,851,443	$15,174,782
Realized gain distributions	1,656,791	8,792,753	18,712,002	12,210,156
Net realized gains (losses)	$2,472,872	$21,505,040	$27,563,445	$27,384,938

Net unrealized appreciation (depreciation) on investments:
End of year	$1,249,850	$3,033,775	$23,458,971	$21,823,313
Beginning of year	2,785,104	18,694,136	31,991,125	36,811,174
Change in unrealized appreciation (depreciation)	$(1,535,254)	$(15,660,361)	$(8,532,154)	$(14,987,861)

Realized and unrealized gains (losses)	$937,618	$5,844,679	$19,031,291	$12,397,077
Increase (Decrease) in net assets from operations	$602,584	$3,938,331	$17,580,034	$12,036,608

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	SG1	SGS	SI1	SIS
	Sub-Account (j)	Sub-Account (j)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$30,983	$1,034,821	$2,826,480
Mortality and expense risk charges	(292,721)	(184,404)	(283,501)	(666,159)
Distribution and administrative expense charges	(35,126)	(22,128)	(34,020)	(79,939)
Net investment income (loss)	$(327,847)	$(175,549)	$717,300	$2,080,382

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$7,651,615	$5,993,733	$(61,146)	$(182,539)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$7,651,615	$5,993,733	$(61,146)	$(182,539)

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$-	$(387,486)	$(783,862)
Beginning of year	4,783,277	3,834,880	(72,937)	110,671
Change in unrealized appreciation (depreciation)	$(4,783,277)	$(3,834,880)	$(314,549)	$(894,533)

Realized and unrealized gains (losses)	$2,868,338	$2,158,853	$(375,695)	$(1,077,072)
Increase (Decrease) in net assets from operations	$2,540,491	$1,983,304	$341,605	$1,003,310

	SVS	TE1	TEC	MFJ
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$128,507	$-	$-	$21,608,259
Mortality and expense risk charges	(128,112)	(42,849)	(252,803)	(12,283,003)
Distribution and administrative expense charges	(15,373)	(5,142)	(30,336)	(1,473,960)
Net investment income (loss)	$(14,978)	$(47,991)	$(283,139)	$7,851,296

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$259,033	$307,680	$1,783,165	$10,589,763
Realized gain distributions	594,422	-	-	31,459,984
Net realized gains (losses)	$853,455	$307,680	$1,783,165	$42,049,747

Net unrealized appreciation (depreciation) on investments:
End of year	$(471,844)	$1,026,534	$5,647,745	$22,533,987
Beginning of year	624,831	767,671	4,053,421	55,433,712
Change in unrealized appreciation (depreciation)	$(1,096,675)	$258,863	$1,594,324	$(32,899,725)

Realized and unrealized gains (losses)	$(243,220)	$566,543	$3,377,489	$9,150,022
Increase (Decrease) in net assets from operations	$(258,198)	$518,552	$3,094,350	$17,001,318

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	TRS	MFE	UTS	MV1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$30,213,439	$952,956	$4,509,071	$1,917,428
Mortality and expense risk charges	(12,697,707)	(1,313,838)	(4,339,004)	(2,104,836)
Distribution and administrative expense charges	(1,523,725)	(157,661)	(520,681)	(252,580)
Net investment income (loss)	$15,992,007	$(518,543)	$(350,614)	$(439,988)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$27,075,991	$7,936,076	$37,208,278	$9,560,247
Realized gain distributions	40,727,573	-	-	8,133,251
Net realized gains (losses)	$67,803,564	$7,936,076	$37,208,278	$17,693,498

Net unrealized appreciation (depreciation) on investments:
End of year	$77,800,093	$29,774,426	$161,603,905	$24,536,026
Beginning of year	129,535,798	18,020,622	118,258,903	33,572,765
Change in unrealized appreciation (depreciation)	$(51,735,705)	$11,753,804	$43,345,002	$(9,036,739)

Realized and unrealized gains (losses)	$16,067,859	$19,689,880	$80,553,280	$8,656,759
Increase (Decrease) in net assets from operations	$32,059,866	$19,171,337	$80,202,666	$8,216,771

	MVS	OBV	OCA	OGG
	Sub-Account	Sub-Account (k)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$4,805,998	$833	$4,003	$406,796
Mortality and expense risk charges	(3,875,596)	(11,567)	(707,191)	(614,809)
Distribution and administrative expense charges	(465,071)	(1,388)	(84,863)	(73,777)
Net investment income (loss)	$465,331	$(12,122)	$(788,051)	$(281,790)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$30,660,076	$809	$3,114,782	$1,233,692
Realized gain distributions	17,456,751	2,864	-	1,701,234
Net realized gains (losses)	$48,116,827	$3,673	$3,114,782	$2,934,926

Net unrealized appreciation (depreciation) on investments:
End of year	$61,177,254	$(38,108)	$7,488,564	$2,661,917
Beginning of year	90,080,125	-	5,027,664	3,927,889
Change in unrealized appreciation (depreciation)	$(28,902,871)	$(38,108)	$2,460,900	$(1,265,972)

Realized and unrealized gains (losses)	$19,213,956	$(34,435)	$5,575,682	$1,668,954
Increase (Decrease) in net assets from operations	$19,679,287	$(46,557)	$4,787,631	$1,387,164

(k) For the period March 5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	OMG	OMS	PMB	PLD
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$4,491,734	$31,655	$645,278	$31,149,061
Mortality and expense risk charges	(9,645,745)	(309,369)	(183,020)	(10,350,124)
Distribution and administrative expense charges	(1,157,489)	(37,124)	(21,962)	(1,242,015)
Net investment income (loss)	$(6,311,500)	$(314,838)	$440,296	$19,556,922

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$7,564,726	$1,300,784	$80,124	$(385,400)
Realized gain distributions	-	684,604	242,738	-
Net realized gains (losses)	$7,564,726	$1,985,388	$322,862	$(385,400)

Net unrealized appreciation (depreciation) on investments:
End of year	$72,662,101	$340,912	$(86,351)	$15,992,342
Beginning of year	65,051,556	2,530,944	260,594	(3,831,703)
Change in unrealized appreciation (depreciation)	$7,610,545	$(2,190,032)	$(346,945)	$19,824,045

Realized and unrealized gains (losses)	$15,175,271	$(204,644)	$(24,083)	$19,438,645
Increase (Decrease) in net assets from operations	$8,863,771	$(519,482)	$416,213	$38,995,567

	PRR	PTR	PRA	PCR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$2,070,864	$6,846,681	$249,607	$395,741
Mortality and expense risk charges	(714,793)	(2,251,313)	(47,775)	(122,146)
Distribution and administrative expense charges	(85,775)	(270,158)	(5,733)	(14,657)
Net investment income (loss)	$1,270,296	$4,325,210	$196,099	$258,938

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(637,087)	$(199,728)	$(451)	$95,790
Realized gain distributions	125,011	-	-	-
Net realized gains (losses)	$(512,076)	$(199,728)	$(451)	$95,790

Net unrealized appreciation (depreciation) on investments:
End of year	$1,014,616	$7,069,546	$(24,429)	$1,167,074
Beginning of year	(2,305,606)	(1,587,302)	(11,013)	(264,119)
Change in unrealized appreciation (depreciation)	$3,320,222	$8,656,848	$(13,416)	$1,431,193

Realized and unrealized gains (losses)	$2,808,146	$8,457,120	$(13,867)	$1,526,983
Increase (Decrease) in net assets from operations	$4,078,442	$12,782,330	$182,232	$1,785,921
See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	SSA	SVV	LGF	IGB
	Sub-Account	Sub-Account (k)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$47,246	$70,788	$-	$815,007
Mortality and expense risk charges	(110,090)	(172,251)	(26,141)	(262,384)
Distribution and administrative expense charges	(13,211)	(20,670)	(3,137)	(31,486)
Net investment income (loss)	$(76,055)	$(122,133)	$(29,278)	$521,137

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$75,990	$40,195	$24,771	$(80,573)
Realized gain distributions	486,022	-	5,497	-
Net realized gains (losses)	$562,012	$40,195	$30,268	$(80,573)

Net unrealized appreciation (depreciation) on investments:
End of year	$(728,282)	$(394,812)	$115,020	$(171,594)
Beginning of year	387,293	-	42,910	(32,930)
Change in unrealized appreciation (depreciation)	$(1,115,575)	$(394,812)	$72,110	$(138,664)

Realized and unrealized gains (losses)	$(553,563)	$(354,617)	$102,378	$(219,237)
Increase (Decrease) in net assets from operations	$(629,618)	$(476,750)	$73,100	$301,900

	VSC	SRE	SC3	CMM
	Sub-Account (k)	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$1,684,908	$227,689	$66,783
Mortality and expense risk charges	(597,862)	(2,075,411)	(290,012)	(22,855)
Distribution and administrative expense charges	(71,744)	(249,049)	(34,801)	(2,743)
Net investment income (loss)	$(669,606)	$(639,552)	$(97,124)	$41,185

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(48,816)	$1,946,989	$2,473,842	$-
Realized gain distributions	7,104,922	16,799,436	1,896,127	-
Net realized gains (losses)	$7,056,106	$18,746,425	$4,369,969	$-

Net unrealized appreciation (depreciation) on investments:
End of year	$(13,207,741)	$(23,760,985)	$(621,205)	$-
Beginning of year	-	18,097,465	6,046,756	-
Change in unrealized appreciation (depreciation)	$(13,207,741)	$(41,858,450)	$(6,667,961)	$-

Realized and unrealized gains (losses)	$(6,151,635)	$(23,112,025)	$(2,297,992)	$-
Increase (Decrease) in net assets from operations	$(6,821,241)	$(23,751,577)	$(2,395,116)	$41,185

(k) For the period March 5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	VLC	WTF	USC
	Sub-Account (k)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$52	$-	$-
Mortality and expense risk charges	(65,653)	(21,594)	(759)
Distribution and administrative expense charges	(7,878)	(2,591)	(91)
Net investment income (loss)	$(73,479)	$(24,185)	$(850)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(14,785)	$48,932	$121
Realized gain distributions	744	21,856	1,697
Net realized gains (losses)	$(14,041)	$70,788	$1,818

Net unrealized appreciation (depreciation) on investments:
End of year	$(612,290)	$165,931	$974
Beginning of year	-	141,870	1,403
Change in unrealized appreciation (depreciation)	$(612,290)	$24,061	$(429)

Realized and unrealized gains (losses)	$(626,331)	$94,849	$1,389
Increase (Decrease) in net assets from operations	$(699,810)	$70,664	$539

(k) For the period March  5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	GSS	MFC	HYS	IG1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$13,143,292	$8,811,435	$12,782,061	$255,123
Mortality and expense risk charges	(3,336,065)	(1,913,407)	(2,154,825)	(321,734)
Distribution and administrative expense charges	(400,328)	(229,609)	(258,579)	(38,608)
Net investment income (loss)	$9,406,899	$6,668,419	$10,368,657	$(105,219)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(5,789,686)	$(339,994)	$423,897	$2,507,816
Realized gain distributions	-	-	-	3,205,120
Net realized gains (losses)	$(5,789,686)	$(339,994)	$423,897	$5,712,936

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,858,318)	$(4,367,446)	$(3,284,454)	$3,969,355
Beginning of year	(12,550,984)	2,374,320	6,126,830	6,633,497
Change in unrealized appreciation (depreciation)	$10,692,666	$(6,741,766)	$(9,411,284)	$(2,664,142)

Realized and unrealized gains (losses)	$4,902,980	$(7,081,760)	$(8,987,387)	$3,048,794
Increase (Decrease) in net assets from operations	$14,309,879	$(413,341)	$1,381,270	$2,943,575

	IGS	MI1	MII	M1B
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,849,691	$728,822	$2,080,214	$104,888
Mortality and expense risk charges	(1,704,379)	(1,418,487)	(1,629,062)	(1,488,928)
Distribution and administrative expense charges	(204,525)	(170,218)	(195,487)	(178,671)
Net investment income (loss)	$(59,213)	$(859,883)	$255,665	$(1,562,711)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$15,996,023	$908,180	$13,102,666	$6,019,760
Realized gain distributions	19,500,569	5,666,427	15,499,548	-
Net realized gains (losses)	$35,496,592	$6,574,607	$28,602,214	$6,019,760

Net unrealized appreciation (depreciation) on investments:
End of year	$27,670,929	$(3,041,280)	$10,153,790	$17,426,105
Beginning of year	44,917,676	2,486,383	31,498,352	13,496,878
Change in unrealized appreciation (depreciation)	$(17,246,747)	$(5,527,663)	$(21,344,562)	$3,929,227

Realized and unrealized gains (losses)	$18,249,845	$1,046,944	$7,257,652	$9,948,987
Increase (Decrease) in net assets from operations	$18,190,632	$187,061	$7,513,317	$8,386,276

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	MIS	MFL	MIT	MC1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,095,953	$3,204,380	$8,276,571	$-
Mortality and expense risk charges	(3,920,317)	(4,981,308)	(8,957,560)	(511,950)
Distribution and administrative expense charges	(470,438)	(597,757)	(1,074,907)	(61,434)
Net investment income (loss)	$(3,294,802)	$(2,374,685)	$(1,755,896)	$(573,384)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(12,150,016)	$10,464,466	$7,368,859	$2,647,730
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(12,150,016)	$10,464,466	$7,368,859	$2,647,730

Net unrealized appreciation (depreciation) on investments:
End of year	$38,286,994	$49,069,090	$101,452,831	$6,389,755
Beginning of year	(5,626,129)	44,604,682	73,274,903	5,718,267
Change in unrealized appreciation (depreciation)	$43,913,123	$4,464,408	$28,177,928	$671,488

Realized and unrealized gains (losses)	$31,763,107	$14,928,874	$35,546,787	$3,319,218
Increase (Decrease) in net assets from operations	$28,468,305	$12,554,189	$33,790,891	$2,745,834

	MCS	MCV Sub-Account	MM1	MMS
	Sub-Account		Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$19,627	$117,840	$8,154,877	$9,039,051
Mortality and expense risk charges	(672,234)	(366,417)	(2,870,154)	(2,426,420)
Distribution and administrative expense charges	(80,668)	(43,970)	(344,418)	(291,170)
Net investment income (loss)	$(733,275)	$(292,547)	$4,940,305	$6,321,461

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$5,385,885	$704,416	$-	$-
Realized gain distributions	-	940,902	-	-
Net realized gains (losses)	$5,385,885	$1,645,318	$-	$-

Net unrealized appreciation (depreciation) on investments:
End of year	$7,211,558	$109,781	$-	$-
Beginning of year	7,633,258	1,339,357	-	-
Change in unrealized appreciation (depreciation)	$(421,700)	$(1,229,576)	$-	$-

Realized and unrealized gains (losses)	$4,964,185	$415,742	$-	$-
Increase (Decrease) in net assets from operations	$4,230,910	$123,195	$4,940,305	$6,321,461

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	M1A	NWD	RE1	RES
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$-	$177,691	$2,368,535
Mortality and expense risk charges	(2,196,193)	(1,550,011)	(420,935)	(3,561,075)
Distribution and administrative expense charges	(263,543)	(186,001)	(50,512)	(427,329)
Net investment income (loss)	$(2,459,736)	$(1,736,012)	$(293,756)	$(1,619,869)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$5,059,725	$9,313,256	$2,236,724	$7,068,936
Realized gain distributions	3,758,980	3,168,273	-	-
Net realized gains (losses)	$8,818,705	$12,481,529	$2,236,724	$7,068,936

Net unrealized appreciation (depreciation) on investments:
End of year	$14,774,334	$21,624,337	$7,002,761	$57,877,591
Beginning of year	20,402,707	29,702,508	5,827,719	31,463,761
Change in unrealized appreciation (depreciation)	$(5,628,373)	$(8,078,171)	$1,175,042	$26,413,830

Realized and unrealized gains (losses)	$3,190,332	$4,403,358	$3,411,766	$33,482,766
Increase (Decrease) in net assets from operations	$730,596	$2,667,346	$3,118,010	$31,862,897

	RG1	RGS	RI1	RIS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$40,027	$369,212	$1,622,418	$1,242,995
Mortality and expense risk charges	(334,876)	(2,031,750)	(2,744,353)	(1,431,664)
Distribution and administrative expense charges	(40,185)	(243,810)	(329,322)	(171,800)
Net investment income (loss)	$(335,034)	$(1,906,348)	$(1,451,257)	$(360,469)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$816,081	$12,712,287	$8,851,443	$15,174,782
Realized gain distributions	1,656,791	8,792,753	18,712,002	12,210,156
Net realized gains (losses)	$2,472,872	$21,505,040	$27,563,445	$27,384,938

Net unrealized appreciation (depreciation) on investments:
End of year	$1,249,850	$3,033,775	$23,458,971	$21,823,313
Beginning of year	2,785,104	18,694,136	31,991,125	36,811,174
Change in unrealized appreciation (depreciation)	$(1,535,254)	$(15,660,361)	$(8,532,154)	$(14,987,861)

Realized and unrealized gains (losses)	$937,618	$5,844,679	$19,031,291	$12,397,077
Increase (Decrease) in net assets from operations	$602,584	$3,938,331	$17,580,034	$12,036,608

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	SG1	SGS	SI1	SIS
	Sub-Account (j)	Sub-Account (j)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$30,983	$1,034,821	$2,826,480
Mortality and expense risk charges	(292,721)	(184,404)	(283,501)	(666,159)
Distribution and administrative expense charges	(35,126)	(22,128)	(34,020)	(79,939)
Net investment income (loss)	$(327,847)	$(175,549)	$717,300	$2,080,382

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$7,651,615	$5,993,733	$(61,146)	$(182,539)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$7,651,615	$5,993,733	$(61,146)	$(182,539)

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$-	$(387,486)	$(783,862)
Beginning of year	4,783,277	3,834,880	(72,937)	110,671
Change in unrealized appreciation (depreciation)	$(4,783,277)	$(3,834,880)	$(314,549)	$(894,533)

Realized and unrealized gains (losses)	$2,868,338	$2,158,853	$(375,695)	$(1,077,072)
Increase (Decrease) in net assets from operations	$2,540,491	$1,983,304	$341,605	$1,003,310

	SVS	TE1	TEC	MFJ
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$128,507	$-	$-	$21,608,259
Mortality and expense risk charges	(128,112)	(42,849)	(252,803)	(12,283,003)
Distribution and administrative expense charges	(15,373)	(5,142)	(30,336)	(1,473,960)
Net investment income (loss)	$(14,978)	$(47,991)	$(283,139)	$7,851,296

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$259,033	$307,680	$1,783,165	$10,589,763
Realized gain distributions	594,422	-	-	31,459,984
Net realized gains (losses)	$853,455	$307,680	$1,783,165	$42,049,747

Net unrealized appreciation (depreciation) on investments:
End of year	$(471,844)	$1,026,534	$5,647,745	$22,533,987
Beginning of year	624,831	767,671	4,053,421	55,433,712
Change in unrealized appreciation (depreciation)	$(1,096,675)	$258,863	$1,594,324	$(32,899,725)

Realized and unrealized gains (losses)	$(243,220)	$566,543	$3,377,489	$9,150,022
Increase (Decrease) in net assets from operations	$(258,198)	$518,552	$3,094,350	$17,001,318

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	TRS	MFE	UTS	MV1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$30,213,439	$952,956	$4,509,071	$1,917,428
Mortality and expense risk charges	(12,697,707)	(1,313,838)	(4,339,004)	(2,104,836)
Distribution and administrative expense charges	(1,523,725)	(157,661)	(520,681)	(252,580)
Net investment income (loss)	$15,992,007	$(518,543)	$(350,614)	$(439,988)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$27,075,991	$7,936,076	$37,208,278	$9,560,247
Realized gain distributions	40,727,573	-	-	8,133,251
Net realized gains (losses)	$67,803,564	$7,936,076	$37,208,278	$17,693,498

Net unrealized appreciation (depreciation) on investments:
End of year	$77,800,093	$29,774,426	$161,603,905	$24,536,026
Beginning of year	129,535,798	18,020,622	118,258,903	33,572,765
Change in unrealized appreciation (depreciation)	$(51,735,705)	$11,753,804	$43,345,002	$(9,036,739)

Realized and unrealized gains (losses)	$16,067,859	$19,689,880	$80,553,280	$8,656,759
Increase (Decrease) in net assets from operations	$32,059,866	$19,171,337	$80,202,666	$8,216,771

	MVS	OBV	OCA	OGG
	Sub-Account	Sub-Account (k)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$4,805,998	$833	$4,003	$406,796
Mortality and expense risk charges	(3,875,596)	(11,567)	(707,191)	(614,809)
Distribution and administrative expense charges	(465,071)	(1,388)	(84,863)	(73,777)
Net investment income (loss)	$465,331	$(12,122)	$(788,051)	$(281,790)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$30,660,076	$809	$3,114,782	$1,233,692
Realized gain distributions	17,456,751	2,864	-	1,701,234
Net realized gains (losses)	$48,116,827	$3,673	$3,114,782	$2,934,926

Net unrealized appreciation (depreciation) on investments:
End of year	$61,177,254	$(38,108)	$7,488,564	$2,661,917
Beginning of year	90,080,125	-	5,027,664	3,927,889
Change in unrealized appreciation (depreciation)	$(28,902,871)	$(38,108)	$2,460,900	$(1,265,972)

Realized and unrealized gains (losses)	$19,213,956	$(34,435)	$5,575,682	$1,668,954
Increase (Decrease) in net assets from operations	$19,679,287	$(46,557)	$4,787,631	$1,387,164

(k) For the period March 5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	OMG	OMS	PMB	PLD
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$4,491,734	$31,655	$645,278	$31,149,061
Mortality and expense risk charges	(9,645,745)	(309,369)	(183,020)	(10,350,124)
Distribution and administrative expense charges	(1,157,489)	(37,124)	(21,962)	(1,242,015)
Net investment income (loss)	$(6,311,500)	$(314,838)	$440,296	$19,556,922

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$7,564,726	$1,300,784	$80,124	$(385,400)
Realized gain distributions	-	684,604	242,738	-
Net realized gains (losses)	$7,564,726	$1,985,388	$322,862	$(385,400)

Net unrealized appreciation (depreciation) on investments:
End of year	$72,662,101	$340,912	$(86,351)	$15,992,342
Beginning of year	65,051,556	2,530,944	260,594	(3,831,703)
Change in unrealized appreciation (depreciation)	$7,610,545	$(2,190,032)	$(346,945)	$19,824,045

Realized and unrealized gains (losses)	$15,175,271	$(204,644)	$(24,083)	$19,438,645
Increase (Decrease) in net assets from operations	$8,863,771	$(519,482)	$416,213	$38,995,567

	PRR	PTR	PRA	PCR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$2,070,864	$6,846,681	$249,607	$395,741
Mortality and expense risk charges	(714,793)	(2,251,313)	(47,775)	(122,146)
Distribution and administrative expense charges	(85,775)	(270,158)	(5,733)	(14,657)
Net investment income (loss)	$1,270,296	$4,325,210	$196,099	$258,938

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(637,087)	$(199,728)	$(451)	$95,790
Realized gain distributions	125,011	-	-	-
Net realized gains (losses)	$(512,076)	$(199,728)	$(451)	$95,790

Net unrealized appreciation (depreciation) on investments:
End of year	$1,014,616	$7,069,546	$(24,429)	$1,167,074
Beginning of year	(2,305,606)	(1,587,302)	(11,013)	(264,119)
Change in unrealized appreciation (depreciation)	$3,320,222	$8,656,848	$(13,416)	$1,431,193

Realized and unrealized gains (losses)	$2,808,146	$8,457,120	$(13,867)	$1,526,983
Increase (Decrease) in net assets from operations	$4,078,442	$12,782,330	$182,232	$1,785,921

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	SSA	SVV	LGF	IGB
	Sub-Account	Sub-Account (k)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$47,246	$70,788	$-	$815,007
Mortality and expense risk charges	(110,090)	(172,251)	(26,141)	(262,384)
Distribution and administrative expense charges	(13,211)	(20,670)	(3,137)	(31,486)
Net investment income (loss)	$(76,055)	$(122,133)	$(29,278)	$521,137

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$75,990	$40,195	$24,771	$(80,573)
Realized gain distributions	486,022	-	5,497	-
Net realized gains (losses)	$562,012	$40,195	$30,268	$(80,573)

Net unrealized appreciation (depreciation) on investments:
End of year	$(728,282)	$(394,812)	$115,020	$(171,594)
Beginning of year	387,293	-	42,910	(32,930)
Change in unrealized appreciation (depreciation)	$(1,115,575)	$(394,812)	$72,110	$(138,664)

Realized and unrealized gains (losses)	$(553,563)	$(354,617)	$102,378	$(219,237)
Increase (Decrease) in net assets from operations	$(629,618)	$(476,750)	$73,100	$301,900

	VSC	SRE	SC3	CMM
	Sub-Account (k)	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$1,684,908	$227,689	$66,783
Mortality and expense risk charges	(597,862)	(2,075,411)	(290,012)	(22,855)
Distribution and administrative expense charges	(71,744)	(249,049)	(34,801)	(2,743)
Net investment income (loss)	$(669,606)	$(639,552)	$(97,124)	$41,185

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(48,816)	$1,946,989	$2,473,842	$-
Realized gain distributions	7,104,922	16,799,436	1,896,127	-
Net realized gains (losses)	$7,056,106	$18,746,425	$4,369,969	$-

Net unrealized appreciation (depreciation) on investments:
End of year	$(13,207,741)	$(23,760,985)	$(621,205)	$-
Beginning of year	-	18,097,465	6,046,756	-
Change in unrealized appreciation (depreciation)	$(13,207,741)	$(41,858,450)	$(6,667,961)	$-

Realized and unrealized gains (losses)	$(6,151,635)	$(23,112,025)	$(2,297,992)	$-
Increase (Decrease) in net assets from operations	$(6,821,241)	$(23,751,577)	$(2,395,116)	$41,185
(k) For the period March 5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	VLC	WTF	USC
	Sub-Account (k)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$52	$-	$-
Mortality and expense risk charges	(65,653)	(21,594)	(759)
Distribution and administrative expense charges	(7,878)	(2,591)	(91)
Net investment income (loss)	$(73,479)	$(24,185)	$(850)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(14,785)	$48,932	$121
Realized gain distributions	744	21,856	1,697
Net realized gains (losses)	$(14,041)	$70,788	$1,818

Net unrealized appreciation (depreciation) on investments:
End of year	$(612,290)	$165,931	$974
Beginning of year	-	141,870	1,403
Change in unrealized appreciation (depreciation)	$(612,290)	$24,061	$(429)

Realized and unrealized gains (losses)	$(626,331)	$94,849	$1,389
Increase (Decrease) in net assets from operations	$(699,810)	$70,664	$539

(k) For the period March  5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets

	SGI		CSC		NMT		MCC		CMG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007 (k)	2006	2007	2006	2007	2006	2007 (k)	2006	2007 (k)	2006
Operations:
Net investment income (loss)	$(529,539)	$-	$(249)	$(114)	$(1,256)	$(313)	$(426,307)	$-	$(43,640)	$-
Net realized gains (losses)	71,138	-	1,976	185	8,552	625	1,816,488	-	45,441	-
Net unrealized gains (losses)	(521,756)	-	(2,497)	1,436	12,344	5,746	2,322,447	-	328,574	-
Increase (Decrease) in net assets from operations	$(980,157)	$-	$(770)	$1,507	$19,640	$6,058	$3,712,628	$-	$330,375	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$65,846,491	$-	$-	$9,915	$39,106	$61,037	$59,908,830	$-	$5,920,249	$-
Net transfers between Sub-Accounts and
Fixed Account	18,942,858	-	1,282	35	(4,292)	10,788	14,261,897	-	1,352,946	-
Withdrawals, surrenders, annuitizations and
contract charges	(834,864)	-	(61)	(7)	(1,561)	-	(701,230)	-	(54,861)	-
Net accumulation activity	$83,954,485	$-	$1,221	$9,943	$33,253	$71,825	$73,469,497	$-	$7,218,334	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-

Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Increase (Decrease) in net assets from contract
owner transactions	$83,954,485	$-	$1,221	$9,943	$33,253	$71,825	$73,469,497	$-	$7,218,334	$-

Increase (Decrease) in net assets	$82,974,328	$-	$451	$11,450	$52,893	$77,883	$77,182,125	$-	$7,548,709	$-

Net Assets:
Beginning of year	$-	$-	$17,650	$6,200	$83,087	$5,204	$-	$-	$-	$-
End of year	$82,974,328	$-	$18,101	$17,650	$135,980	$83,087	$77,182,125	$-	$7,548,709	$-

Unit Transactions:
Beginning of year	-	-	1,411	583	6,233	462	-	-	-	-
Purchased	6,114,623	-	-	826	2,825	4,870	5,221,770	-	526,212	-
Transferred between Sub-Accounts and Fixed
Accumulation Account	1,758,234	-	103	3	(264)	901	1,217,807	-	121,380	-
Withdrawn, Surrendered, and Annuitized	(81,274)	-	(5)	(1)	(104)	-	(82,859)	-	(6,902)	-

End of year	7,791,583	-	1,509	1,411	8,690	6,233	6,356,718	-	640,690	-

(k) For the period March 5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	NNG		NMI		FVB		F10		F15
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007 (k)	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(3,820)	$(1,705)	$(41,428)	$(614)	$107,493	$-	$71,155	$22,067	$189,971	$25,617
Net realized gains (losses)	15,585	158	114,989	1,301	3,697	-	297,735	32,882	527,414	77,580
Net unrealized gains (losses)	25,311	11,040	226,832	13,230	(144,261)	-	(89,889)	96,523	71,408	261,343
Increase (Decrease) in net assets from operations	$37,076	$9,493	$300,393	$13,917	$(33,071)	$-	$279,001	$151,472	$788,793	$364,540

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$71,000	$4,686,269	$121,430	$11,284,487	$-	$3,000,621	$1,158,982	$5,208,788	$6,031,331
Net transfers between Sub-Accounts and
Fixed Account	(70,920)	95,841	3,698,982	14,492	2,024,387	-	917,950	1,435,328	4,077,064	1,773,873
Withdrawals, surrenders, annuitizations and
contract charges	(1,179)	(74)	(98,222)	-	(34,804)	-	(242,462)	(15,247)	(505,227)	(349,436)
Net accumulation activity	$(72,099)	$166,767	$8,287,029	$135,922	$13,274,070	$-	$3,676,109	$2,579,063	$8,780,625	$7,455,768

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$(72,099)	$166,767	$8,287,029	$135,922	$13,274,070	$-	$3,676,109	$2,579,063	$8,780,625	$7,455,768

Increase (Decrease) in net assets	$(35,023)	$176,260	$8,587,422	$149,839	$13,240,999	$-	$3,955,110	$2,730,535	$9,569,418	$7,820,308

Net Assets:
Beginning of year	$226,596	$50,336	$165,345	$15,506	$-	$-	$2,974,098	$243,563	$8,088,852	$268,544
End of year	$191,573	$226,596	$8,752,767	$165,345	$13,240,999	$-	$6,929,208	$2,974,098	$17,658,270	$8,088,852

Unit Transactions:
Beginning of year	19,841	4,598	11,385	1,299	-	-	268,016	23,605	715,554	25,858
Purchased	-	6,398	300,401	8,938	1,049,762	-	261,167	133,187	438,948	559,998
Transferred between Sub-Accounts and Fixed
Accumulation Account	(5,177)	8,852	227,995	1,148	187,797	-	77,586	136,506	345,411	164,200
Withdrawn, Surrendered, and Annuitized	(94)	(7)	(17,707)	-	(3,235)	-	(21,118)	(25,282)	(42,166)	(34,502)
End of year	14,570	19,841	522,074	11,385	1,234,324	-	585,651	268,016	1,457,747	715,554

(k) For the period March   5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	F20		FVM		FMS		TDM		FTG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007 (k)	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$213,040	$105,359	$(627,501)	$-	$(342,306)	$(234,449)	$61,504	$(21,509)	$(156,864)	$(81,285)
Net realized gains (losses)	1,273,585	222,100	109,267	-	5,128,408	2,552,491	3,279,418	95,614	2,240,694	757,389
Net unrealized gains (losses)	294,230	493,030	3,038,340	-	(5,239,071)	4,231,002	4,586,525	861,925	(2,342,080)	2,035,968
Increase (Decrease) in net assets from
operations	$1,780,855	$820,489	$2,520,106	$-	$(452,969)	$6,549,044	$7,927,447	$936,030	$(258,250)	$2,712,072

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$14,466,914	$10,650,714	$112,628,706	$-	$49,979,954	$17,932,205	$54,816,444	$4,074,300	$18,162,024	$7,237,072
Net transfers between Sub-Accounts and
Fixed Account	6,859,478	3,509,402	25,354,571	-	9,701,085	9,288,424	9,311,256	1,572,821	3,829,450	4,227,979
Withdrawals, surrenders, annuitizations and
contract charges	(1,646,550)	(104,396)	(1,725,966)	-	(6,142,981)	(3,675,200)	(1,417,777)	(291,976)	(1,857,863)	(545,397)
Net accumulation activity	$19,679,842	$14,055,720	$136,257,311	$-	$53,538,058	$23,545,429	$62,709,923	$5,355,145	$20,133,611	$10,919,654

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	(2,429)	(2,196)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	(260)	(363)	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$(2,689)	$(2,559)	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$19,679,842	$14,055,720	$136,257,311	$-	$53,535,369	$23,542,870	$62,709,923	$5,355,145	$20,133,611	$10,919,654

Increase (Decrease) in net assets	$21,460,697	$14,876,209	$138,777,417	$-	$53,082,400	$30,091,914	$70,637,370	$6,291,175	$19,875,361	$13,631,726

Net Assets:
Beginning of year	$14,984,152	$107,943	$-	$-	$58,070,328	$27,978,414	$7,216,012	$924,837	$22,093,074	$8,461,348
End of year	$36,444,849	$14,984,152	$138,777,417	$-	$111,152,728	$58,070,328	$77,853,382	$7,216,012	$41,968,435	$22,093,074

Unit Transactions:
Beginning of year	1,308,908	10,353	-	-	3,368,514	1,886,907	511,631	82,552	1,134,629	518,022
Purchased	1,266,324	1,005,397	9,897,828	-	2,765,022	1,125,797	3,385,335	329,220	895,454	404,263
Transferred between Sub-Accounts and Fixed Accumulation Account	570,795	321,718	2,190,917	-	543,065	593,573	564,446	125,107	192,070	242,351
Withdrawn, Surrendered, and Annuitized	(201,170)	(28,560)	(204,568)	-	(358,485)	(237,763)	(100,626)	(25,248)	(93,932)	(30,007)
End of year	2,944,857	1,308,908	11,884,177	-	6,318,116	3,368,514	4,360,786	511,631	2,128,221	1,134,629

(k) For the period March  5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	FTI		ISC		FVS		SIC		LAV
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007 (k)	2006	2007	2006	2007 (k)	2006	2007	2006
Operations:
Net investment income (loss)	$987,772	$(1,949,558)	$74,901	$-	$(433,590)	$(302,895)	$29,959	$-	$(330,019)	$(147,845)
Net realized gains (losses)	52,835,963	6,971,300	8,540	-	4,534,158	2,290,414	(20,264)	-	2,063,671	1,071,701
Net unrealized gains (losses)	10,086,338	56,227,353	(761,148)	-	(6,169,357)	1,380,519	39,345	-	(667,540)	752,919
Increase (Decrease) in net assets from
operations	$63,910,073	$61,249,095	$(677,707)	$-	$(2,068,789)	$3,368,038	$49,040	$-	$1,066,112	$1,676,775

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$53,353,349	$144,049,990	$30,398,015	$-	$10,658,874	$8,433,637	$3,745,076	$-	$9,053,961	$9,639,253
Net transfers between Sub-Accounts and
Fixed Account	(29,738,016)	26,759,979	11,488,143	-	504,856	3,194,026	2,251,144	-	1,369,043	2,976,799
Withdrawals, surrenders, annuitizations and
contract charges	(34,710,111)	(19,539,053)	(664,275)	-	(3,415,384)	(1,599,488)	(299,873)	-	(1,610,844)	(1,284,681)
Net accumulation activity	$(11,094,778)	$151,270,916	$41,221,883	$-	$7,748,346	$10,028,175	$5,696,347	$-	$8,812,160	$11,331,371

Annuitization Activity:
Annuitizations	$95,020	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(25,320)	(12,275)	-	-	(2,555)	(2,401)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(4,550)	(1,428)	-	-	(198)	(377)	-	-	-	-
Net annuitization activity	$65,150	$(13,703)	$-	$-	$(2,753)	$(2,778)	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$(11,029,628)	$151,257,213	$41,221,883	$-	$7,745,593	$10,025,397	$5,696,347	$-	$8,812,160	$11,331,371

Increase (Decrease) in net assets	$52,880,445	$212,506,308	$40,544,176	$-	$5,676,804	$13,393,435	$5,745,387	$-	$9,878,272	$13,008,146

Net Assets:
Beginning of year	$449,411,615	$236,905,307	$-	$-	$32,015,946	$18,622,511	$-	$-	$21,338,547	$8,330,401
End of year	$502,292,060	$449,411,615	$40,544,176	$-	$37,692,750	$32,015,946	$5,745,387	$-	$31,216,819	$21,338,547

Unit Transactions:
Beginning of year	23,906,416	15,021,292	-	-	1,597,154	1,065,024	-	-	1,530,051	673,060
Purchased	2,770,455	8,501,667	2,940,282	-	509,404	446,568	365,706	-	631,107	725,675
Transferred between Sub-Accounts and Fixed Accumulation Account
	(1,380,657)	1,576,633	1,112,795	-	22,542	170,833	220,113	-	95,287	225,941
Withdrawn, Surrendered, and Annuitized	(1,741,096)	(1,193,176)	(69,605)	-	(168,222)	(85,271)	(29,742)	-	(124,301)	(94,625)
End of year	23,555,118	23,906,416	3,983,472	-	1,960,878	1,597,154	556,077	-	2,132,144	1,530,051
(k) For the period March   5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	LA1		LA9		LA2		MF7		BDS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(847,064)	$(565,458)	$(1,265,255)	$(783,542)	$(1,323,219)	$(714,382)	$3,077,639	$3,239,683	$5,426,215	$6,062,225
Net realized gains (losses)	38,153,073	11,062,770	9,625,547	1,086,124	15,923,908	6,949,356	(1,907,910)	(625,930)	(2,957,466)	(560,119)
Net unrealized gains (losses)	(34,847,567)	22,787,968	3,808,816	2,362,173	(17,131,349)	775,661	92,715	(323,132)	(191,419)	(1,218,764)
Increase (Decrease) in net assets from
operations	$2,458,442	$33,285,280	$12,169,108	$2,664,755	$(2,530,660)	$7,010,635	$1,262,444	$2,290,621	$2,277,330	$4,283,342

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$205,629,540	$90,941,531	$9,122,992	$20,928,850	$26,776,365	$26,148,959	$6,335,834	$3,541,989	$1,979,571	$1,429,134
Net transfers between Sub-Accounts and
Fixed Account	50,319,395	22,609,610	(2,720,890)	7,679,452	5,830,515	6,832,710	4,553,418	4,236,410	7,014,116	3,207,474
Withdrawals, surrenders, annuitizations and contract charges
	(27,857,693)	(14,208,187)	(4,715,038)	(2,280,937)	(6,701,760)	(3,736,971)	(11,189,614)	(9,419,037)	(26,308,757)	(31,343,359)
Net accumulation activity	$228,091,242	$99,342,954	$1,687,064	$26,327,365	$25,905,120	$29,244,698	$(300,362)	$(1,640,638)	$(17,315,070)	$(26,706,751)

Annuitization Activity:
Annuitizations	$49,368	$-	$19,022	$-	$17,799	$-	$-	$-	$-	$88,147
Annuity payments and contract charges	(23,159)	(15,223)	(3,080)	(917)	(8,160)	(5,159)	(1,737)	(1,696)	(137,975)	(65,814)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(3,745)	(2,726)	(687)	(59)	(890)	(614)	(135)	(161)	23,794	18,451
Net annuitization activity	$22,464	$(17,949)	$15,255	$(976)	$8,749	$(5,773)	$(1,872)	$(1,857)	$(114,181)	$40,784
Increase (Decrease) in net assets from contract owner transactions
	$228,113,706	$99,325,005	$1,702,319	$26,326,389	$25,913,869	$29,238,925	$(302,234)	$(1,642,495)	$(17,429,251)	$(26,665,967)

Increase (Decrease) in net assets	$230,572,148	$132,610,285	$13,871,427	$28,991,144	$23,383,209	$36,249,560	$960,210	$648,126	$(15,151,921)	$(22,382,625)

Net Assets:
Beginning of year	$306,867,936	$174,257,651	$59,707,503	$30,716,359	$81,834,682	$45,585,122	$75,695,316	$75,047,190	$119,031,240	$141,413,865
End of year	$537,440,084	$306,867,936	$73,578,930	$59,707,503	$105,217,891	$81,834,682	$76,655,526	$75,695,316	$103,879,319	$119,031,240

Unit Transactions:
Beginning of year	17,651,095	11,563,674	4,902,578	2,675,259	4,471,238	2,743,587	6,133,332	6,270,011	8,059,857	9,925,405
Purchased	11,423,326	5,621,684	704,682	1,779,483	1,393,672	1,544,166	512,582	294,011	133,647	99,201
Transferred between Sub-Accounts and Fixed Accumulation Account
	2,819,498	1,377,581	(184,572)	651,802	306,849	406,759	285,146	341,542	450,029	180,658
Withdrawn, Surrendered, and Annuitized	(1,620,757)	(911,844)	(353,110)	(203,966)	(362,754)	(223,274)	(820,882)	(772,232)	(1,746,617)	(2,145,407)
End of year	30,273,162	17,651,095	5,069,578	4,902,578	5,809,005	4,471,238	6,110,178	6,133,332	6,896,916	8,059,857

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MFD		CAS		CO1		COS		MFF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	June 25,	December 31,	June 25,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007 (j)	2006	2007 (j)	2006	2007	2006
Operations:
Net investment income (loss)	$(429,027)	$(473,094)	$(5,074,076)	$(5,785,742)	$(69,466)	$(198,364)	$(39,355)	$(1,624,864)	$(320,760)	$(296,313)
Net realized gains (losses)	2,025,567	1,414,284	(2,422,855)	(23,183,696)	5,406,194	401,028	17,298,523	(25,390,310)	1,779,941	1,240,630
Net unrealized gains (losses)	911,005	312,628	46,886,276	50,763,288	(3,741,609)	1,572,352	(1,172,757)	47,707,450	2,007,977	118,898
Increase (Decrease) in net assets from
operations	$2,507,545	$1,253,818	$39,389,345	$21,793,850	$1,595,119	$1,775,016	$16,086,411	$20,692,276	$3,467,158	$1,063,215

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$367,977	$447,563	$3,732,036	$3,271,217	$166,057	$1,260,601	$556,987	$1,904,733	$625,216	$1,540,676
Net transfers between Sub-Accounts and
Fixed Account	(864,626)	(202,471)	(16,997,326)	(22,018,513)	(17,225,414)	(488,323)	(170,149,642)	(14,125,390)	317,096	122,580
Withdrawals, surrenders, annuitizations and
contract charges	(4,841,668)	(4,924,690)	(90,428,470)	(100,887,714)	(700,012)	(1,369,937)	(14,713,090)	(34,426,630)	(2,457,485)	(2,507,591)
Net accumulation activity	$(5,338,317)	$(4,679,598)	$(103,693,760)	$(119,635,010)	$(17,759,369)	$(597,659)	$(184,305,745)	$(46,647,287)	$(1,515,173)	$(844,335)

Annuitization Activity:
Annuitizations	$-	$-	$136,869	$182,024	$-	$-	$2,451	$60,913	$-	$-
Annuity payments and contract charges	(2,014)	(1,813)	(463,905)	(627,696)	(954)	(6,870)	(12,025)	(58,899)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(370)	(271)	(223,011)	(45,843)	3,481	(917)	89,161	(14,241)	(89)	(427)
Net annuitization activity	$(2,384)	$(2,084)	$(550,047)	$(491,515)	$2,527	$(7,787)	$79,587	$(12,227)	$(89)	$(427)
Increase (Decrease) in net assets from contract owner transactions
	$(5,340,701)	$(4,681,682)	$(104,243,807)	$(120,126,525)	$(17,756,842)	$(605,446)	$(184,226,158)	$(46,659,514)	$(1,515,262)	$(844,762)

Increase (Decrease) in net assets	$(2,833,156)	$(3,427,864)	$(64,854,462)	$(98,332,675)	$(16,161,723)	$1,169,570	$(168,139,747)	$(25,967,238)	$1,951,896	$218,453

Net Assets:
Beginning of year	$29,113,014	$32,540,878	$450,366,226	$548,698,901	$16,161,723	$14,992,153	$168,139,747	$194,106,985	$18,737,905	$18,519,452
End of year	$26,279,858	$29,113,014	$385,511,764	$450,366,226	$-	$16,161,723	$-	$168,139,747	$20,689,801	$18,737,905

Unit Transactions:
Beginning of year	3,012,379	3,518,217	33,490,792	41,628,520	1,377,231	1,483,374	16,499,273	21,130,668	1,615,364	1,747,003
Purchased	33,040	47,151	269,669	313,748	11,655	86,019	74,325	194,644	40,530	107,685
Transferred between Sub-Accounts and Fixed Accumulation Account
	(88,522)	(21,425)	(1,149,494)	(1,383,249)	(1,334,026)	(55,987)	(15,369,375)	(1,587,608)	6,662	(1,528)
Withdrawn, Surrendered, and Annuitized	(457,993)	(531,564)	(6,490,538)	(7,068,227)	(54,860)	(136,175)	(1,204,223)	(3,238,431)	(197,653)	(237,796)
End of year	2,498,904	3,012,379	26,120,429	33,490,792	-	1,377,231	-	16,499,273	1,464,903	1,615,364

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	EGS		EM1		EME		GG1		GGS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(3,646,903)	$(4,054,889)	$45,889	$(98,257)	$519,661	$(269,042)	$7,594	$(62,552)	$212,967	$(553,318)
Net realized gains (losses)	5,549,744	(41,708,395)	5,776,088	3,857,380	31,261,715	30,636,607	(43,581)	(240,777)	(1,005,448)	(1,194,241)
Net unrealized gains (losses)	43,565,601	62,982,516	230,838	(224,970)	(5,566,348)	(9,795,436)	280,616	431,433	3,087,661	3,065,220
Increase (Decrease) in net assets from
operations	$45,468,442	$17,219,232	$6,052,815	$3,534,153	$26,215,028	$20,572,129	$244,629	$128,104	$2,295,180	$1,317,661

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,832,860	$2,551,995	$1,378,748	$3,116,039	$847,037	$898,939	$76,010	$188,953	$259,192	$233,405
Net transfers between Sub-Accounts and
Fixed Account	(15,262,692)	(14,795,779)	(407,570)	4,201,069	(2,681,541)	3,256,059	288,035	174,553	1,729,548	(766,992)
Withdrawals, surrenders, annuitizations and
contract charges	(57,096,418)	(57,102,777)	(2,749,338)	(2,657,229)	(20,077,214)	(18,202,140)	(346,259)	(959,659)	(6,797,944)	(8,354,263)
Net accumulation activity	$(70,526,250)	$(69,346,561)	$(1,778,160)	$4,659,879	$(21,911,718)	$(14,047,142)	$17,786	$(596,153)	$(4,809,204)	$(8,887,850)

Annuitization Activity:
Annuitizations	$58,636	$86,703	$-	$-	$-	$-	$-	$-	$10,069	$26,422
Annuity payments and contract charges	(110,643)	(145,799)	-	-	(39,502)	(61,782)	(1,771)	(1,813)	(24,435)	(131,151)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(14,286)	(18,553)	-	-	(40,001)	(36,528)	(189)	(165)	(14,231)	(137)
Net annuitization activity	$(66,293)	$(77,649)	$-	$-	$(79,503)	$(98,310)	$(1,960)	$(1,978)	$(28,597)	$(104,866)
Increase (Decrease) in net assets from contract owner transactions
	$(70,592,543)	$(69,424,210)	$(1,778,160)	$4,659,879	$(21,991,221)	$(14,145,452)	$15,826	$(598,131)	$(4,837,801)	$(8,992,716)

Increase (Decrease) in net assets	$(25,124,101)	$(52,204,978)	$4,274,655	$8,194,032	$4,223,807	$6,426,677	$260,455	$(470,027)	$(2,542,621)	$(7,675,055)

Net Assets:
Beginning of year	$263,364,457	$315,569,435	$18,546,786	$10,352,754	$87,687,610	$81,260,933	$3,762,442	$4,232,469	$36,201,209	$43,876,264
End of year	$238,240,356	$263,364,457	$22,821,441	$18,546,786	$91,911,417	$87,687,610	$4,022,897	$3,762,442	$33,658,588	$36,201,209

Unit Transactions:
Beginning of year	24,616,070	30,633,904	813,675	441,657	3,300,914	3,923,235	283,792	327,850	2,234,976	2,809,654
Purchased	157,539	263,502	95,301	226,014	28,721	35,126	5,766	14,571	15,722	15,346
Transferred between Sub-Accounts and Fixed Accumulation Account
	(1,537,134)	(1,496,908)	11,246	245,982	(95,926)	119,471	21,311	14,065	114,644	(61,525)
Withdrawn, Surrendered, and Annuitized	(4,750,725)	(4,784,428)	(111,798)	(99,978)	(645,750)	(776,918)	(25,979)	(72,694)	(413,521)	(528,499)
End of year	18,485,750	24,616,070	808,424	813,675	2,587,959	3,300,914	284,890	283,792	1,951,821	2,234,976

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GG2		GGR		GT2		GTR		MFK
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(13,724)	$(101,955)	$357,226	$(1,203,693)	$89,789	$(141,028)	$1,175,198	$(754,110)	$8,575,850	$6,725,052
Net realized gains (losses)	763,954	788,817	12,581,196	7,533,573	2,366,012	1,982,874	20,435,227	18,249,102	(3,552,381)	(1,911,468)
Net unrealized gains (losses)	155,493	472,706	2,129,750	14,271,559	(1,201,886)	574,075	(10,966,142)	5,077,683	9,328,731	(383,093)
Increase (Decrease) in net assets from
operations	$905,723	$1,159,568	$15,068,172	$20,601,439	$1,253,915	$2,415,921	$10,644,283	$22,572,675	$14,352,200	$4,430,491

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$240,942	$128,768	$1,041,532	$997,480	$528,470	$432,332	$1,179,483	$1,051,442	$20,690,626	$56,642,283
Net transfers between Sub-Accounts and
Fixed Account	70,960	1,107,840	(2,083,948)	428,100	2,194,451	927,396	3,413,309	10,318,948	6,362,810	28,931,340
Withdrawals, surrenders, annuitizations and contract charges
	(1,248,858)	(1,307,179)	(29,513,166)	(27,659,328)	(2,491,669)	(1,980,174)	(30,965,381)	(33,502,644)	(31,968,523)	(22,941,550)
Net accumulation activity	$(936,956)	$(70,571)	$(30,555,582)	$(26,233,748)	$231,252	$(620,446)	$(26,372,589)	$(22,132,254)	$(4,915,087)	$62,632,073

Annuitization Activity:
Annuitizations	$-	$-	$57,741	$142,026	$-	$-	$64,849	$6,591	$11,994	$-
Annuity payments and contract charges	(2,372)	(2,114)	(102,476)	(110,736)	(2,271)	(2,100)	(130,860)	(167,127)	(19,668)	(17,987)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(352)	(341)	(308)	(3,998)	(263)	(296)	(28,067)	(95,225)	(4,302)	(3,619)
Net annuitization activity	$(2,724)	$(2,455)	$(45,043)	$27,292	$(2,534)	$(2,396)	$(94,078)	$(255,761)	$(11,976)	$(21,606)
Increase (Decrease) in net assets from contract
owner transactions	$(939,680)	$(73,026)	$(30,600,625)	$(26,206,456)	$228,718	$(622,842)	$(26,466,667)	$(22,388,015)	$(4,927,063)	$62,610,467

Increase (Decrease) in net assets	$(33,957)	$1,086,542	$(15,532,453)	$(5,605,017)	$1,482,633	$1,793,079	$(15,822,384)	$184,660	$9,425,137	$67,040,958

Net Assets:
Beginning of year	$8,624,775	$7,538,233	$140,323,466	$145,928,483	$18,291,763	$16,498,684	$156,233,915	$156,049,255	$272,332,913	$205,291,955
End of year	$8,590,818	$8,624,775	$124,791,013	$140,323,466	$19,774,396	$18,291,763	$140,411,531	$156,233,915	$281,758,050	$272,332,913

Unit Transactions:
Beginning of year	548,900	552,979	7,063,308	8,221,692	1,149,650	1,195,804	7,258,332	8,201,461	25,308,705	19,255,861
Purchased	13,397	9,289	53,165	56,173	30,920	28,281	57,936	53,566	1,940,859	5,457,295
Transferred between Sub-Accounts and Fixed Accumulation Account
	6,233	75,554	(76,521)	119,395	129,881	55,914	200,728	549,127	571,437	2,767,847
Withdrawn, Surrendered, and Annuitized	(74,212)	(88,922)	(1,413,549)	(1,333,952)	(148,758)	(130,349)	(1,399,509)	(1,545,822)	(2,866,776)	(2,172,298)
End of year	494,318	548,900	5,626,403	7,063,308	1,161,693	1,149,650	6,117,487	7,258,332	24,954,225	25,308,705

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GSS		MFC		HYS		IG1		IGS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$9,406,899	$11,312,305	$6,668,419	$6,580,588	$10,368,657	$13,665,888	$(105,219)	$(209,739)	$(59,213)	$(950,004)
Net realized gains (losses)	(5,789,686)	(5,585,528)	(339,994)	(1,037,322)	423,897	1,043,343	5,712,936	3,981,673	35,496,592	19,777,825
Net unrealized gains (losses)	10,692,666	358,495	(6,741,766)	2,669,872	(9,411,284)	1,739,935	(2,664,142)	467,195	(17,246,747)	8,157,503
Increase (Decrease) in net assets from
operations	$14,309,879	$6,085,272	$(413,341)	$8,213,138	$1,381,270	$16,449,166	$2,943,575	$4,239,129	$18,190,632	$26,985,324

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,066,786	$3,344,573	$25,582,682	$19,354,502	$1,785,028	$1,669,446	$3,425,925	$446,346	$1,179,946	$1,020,027
Net transfers between Sub-Accounts and
Fixed Account	5,388,539	399,815	8,721,734	3,656,850	(5,930,991)	(2,403,644)	2,511,685	834,737	2,608,670	5,042,260
Withdrawals, surrenders, annuitizations and contract charges
	(59,410,627)	(70,684,308)	(16,039,152)	(11,638,843)	(38,001,842)	(44,119,232)	(3,347,246)	(2,865,599)	(28,493,641)	(21,189,319)
Net accumulation activity	$(49,955,302)	$(66,939,920)	$18,265,264	$11,372,509	$(42,147,805)	$(44,853,430)	$2,590,364	$(1,584,516)	$(24,705,025)	$(15,127,032)

Annuitization Activity:
Annuitizations	$248,454	$475,216	$1,435	$-	$59,075	$46,421	$-	$-	$14,124	$19,077
Annuity payments and contract charges	(286,679)	(267,284)	(8,093)	(7,671)	(91,381)	(302,946)	-	-	(39,524)	(32,077)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	20,897	(75,099)	(1,439)	(1,608)	(84,893)	50,603	(131)	(165)	(16,857)	(10,659)
Net annuitization activity	$(17,328)	$132,833	$(8,097)	$(9,279)	$(117,199)	$(205,922)	$(131)	$(165)	$(42,257)	$(23,659)
Increase (Decrease) in net assets from contract owner transactions
	$(49,972,630)	$(66,807,087)	$18,257,167	$11,363,230	$(42,265,004)	$(45,059,352)	$2,590,233	$(1,584,681)	$(24,747,282)	$(15,150,691)

Increase (Decrease) in net assets	$(35,662,751)	$(60,721,815)	$17,843,826	$19,576,368	$(40,883,734)	$(28,610,186)	$5,533,808	$2,654,448	$(6,556,650)	$11,834,633

Net Assets:
Beginning of year	$283,320,766	$344,042,581	$114,743,896	$95,167,528	$186,188,557	$214,798,743	$20,902,161	$18,247,713	$131,169,208	$119,334,575
End of year	$247,658,015	$283,320,766	$132,587,722	$114,743,896	$145,304,823	$186,188,557	$26,435,969	$20,902,161	$124,612,558	$131,169,208

Unit Transactions:
Beginning of year	18,582,159	22,849,712	8,020,269	7,227,900	11,347,579	14,094,783	1,126,228	1,221,898	7,850,731	8,840,529
Purchased	259,281	237,675	1,736,329	1,406,471	99,588	116,036	283,884	27,024	63,927	66,415
Transferred between Sub-Accounts and Fixed Accumulation Account
	342,298	43,682	533,797	243,007	(339,736)	(155,238)	213,249	47,674	123,701	304,306
Withdrawn, Surrendered, and Annuitized	(3,847,486)	(4,548,910)	(1,058,680)	(857,109)	(2,295,983)	(2,708,002)	(168,338)	(170,368)	(1,543,787)	(1,360,519)
End of year	15,336,252	18,582,159	9,231,715	8,020,269	8,811,448	11,347,579	1,455,023	1,126,228	6,494,572	7,850,731
See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets – continued

	MI1		MII		M1B		MIS		MFL
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(859,883)	$(59,660)	$255,665	$(216,729)	$(1,562,711)	$(1,312,647)	$(3,294,802)	$(4,462,523)	$(2,374,685)	$(2,603,982)
Net realized gains (losses)	6,574,607	3,020,803	28,602,214	23,350,199	6,019,760	2,840,609	(12,150,016)	(32,516,504)	10,464,466	4,853,248
Net unrealized gains (losses)	(5,527,663)	139,521	(21,344,562)	5,223,282	3,929,227	2,795,592	43,913,123	55,634,010	4,464,408	24,392,057
Increase (Decrease) in net assets from
operations	$187,061	$3,100,664	$7,513,317	$28,356,752	$8,386,276	$4,323,554	$28,468,305	$18,654,983	$12,554,189	$26,641,323

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$165,373,309	$231,030	$913,074	$1,117,644	$3,144,694	$6,419,803	$2,257,232	$2,703,815	$25,250,054	$81,073,506
Net transfers between Sub-Accounts and
Fixed Account	35,794,844	3,396,874	1,768,872	18,016,000	33,103,692	(1,867,565)	9,684,829	(20,440,145)	4,979,728	20,863,108
Withdrawals, surrenders, annuitizations and
contract charges	(4,354,821)	(2,901,252)	(26,124,567)	(22,779,644)	(15,302,153)	(8,892,827)	(63,722,187)	(57,038,071)	(27,767,453)	(17,984,649)
Net accumulation activity	$196,813,332	$726,652	$(23,442,621)	$(3,646,000)	$20,946,233	$(4,340,589)	$(51,780,126)	$(74,774,401)	$2,462,329	$83,951,965

Annuitization Activity:
Annuitizations	$-	$-	$9,734	$-	$-	$-	$22,807	$136,017	$71,145	$-
Annuity payments and contract charges	-	-	(57,259)	(43,454)	(1,576)	(1,353)	(98,009)	(95,740)	(9,920)	(4,041)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(9,974)	(29,289)	(350)	(157)	(17,600)	(8,117)	(3,135)	(871)
Net annuitization activity	$-	$-	$(57,499)	$(72,743)	$(1,926)	$(1,510)	$(92,802)	$32,160	$58,090	$(4,912)
Increase (Decrease) in net assets from contract
owner transactions	$196,813,332	$726,652	$(23,500,120)	$(3,718,743)	$20,944,307	$(4,342,099)	$(51,872,928)	$(74,742,241)	$2,520,419	$83,947,053

Increase (Decrease) in net assets	$197,000,393	$3,827,316	$(15,986,803)	$24,638,009	$29,330,583	$(18,545)	$(23,404,623)	$(56,087,258)	$15,074,608	$110,588,376

Net Assets:
Beginning of year	$14,701,003	$10,873,687	$129,700,838	$105,062,829	$78,640,745	$78,659,290	$309,578,994	$365,666,252	$295,643,335	$185,054,959
End of year	$211,701,396	$14,701,003	$113,714,035	$129,700,838	$107,971,328	$78,640,745	$286,174,371	$309,578,994	$310,717,943	$295,643,335

Unit Transactions:
Beginning of year	703,270	661,889	5,838,111	5,984,457	6,763,495	7,285,892	35,387,641	43,809,878	19,922,745	14,452,676
Purchased	15,207,992	11,654	39,770	57,377	248,522	498,468	248,716	331,428	1,599,468	5,525,704
Transferred between Sub-Accounts and Fixed
Accumulation Account	3,258,596	183,092	104,829	893,568	2,464,393	(154,128)	1,294,892	(2,507,580)	318,232	1,386,179
Withdrawn, Surrendered, and Annuitized	(376,803)	(153,365)	(1,123,841)	(1,097,291)	(1,202,016)	(866,737)	(6,866,358)	(6,246,085)	(1,857,780)	(1,441,814)
End of year	18,793,055	703,270	4,858,869	5,838,111	8,274,394	6,763,495	30,064,891	35,387,641	19,982,665	19,922,745

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets – continued

	MIT		MC1		MCS		MCV		MM1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(1,755,896)	$(4,765,684)	$(573,384)	$(617,659)	$(733,275)	$(893,129)	$(292,547)	$(420,532)	$4,940,305	$3,338,884
Net realized gains (losses)	7,368,859	(28,871,748)	2,647,730	2,599,183	5,385,885	5,021,236	1,645,318	3,659,414	-	-
Net unrealized gains (losses)	28,177,928	120,577,334	671,488	(1,843,274)	(421,700)	(4,040,962)	(1,229,576)	(1,087,861)	-	-
Increase (Decrease) in net assets from
operations	$33,790,891	$86,939,902	$2,745,834	$138,250	$4,230,910	$87,145	$123,195	$2,151,021	$4,940,305	$3,338,884

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$6,614,247	$7,051,917	$451,083	$847,927	$512,450	$447,221	$423,312	$544,143	$61,717,905	$47,732,535
Net transfers between Sub-Accounts and
Fixed Account	(28,361,335)	(26,928,173)	(1,214,252)	(1,022,157)	(2,429,252)	(3,463,195)	456,673	(1,040,782)	56,182,300	24,941,438
Withdrawals, surrenders, annuitizations and
contract charges	(154,520,107)	(165,854,065)	(5,661,933)	(5,000,852)	(10,858,112)	(12,252,132)	(3,524,533)	(2,835,250)	(57,245,912)	(39,267,818)
Net accumulation activity	$(176,267,195)	$(185,730,321)	$(6,425,102)	$(5,175,082)	$(12,774,914)	$(15,268,106)	$(2,644,548)	$(3,331,889)	$60,654,293	$33,406,155

Annuitization Activity:
Annuitizations	$248,090	$442,410	$-	$-	$-	$8,063	$-	$-	$2,397	$-
Annuity payments and contract charges	(501,405)	(510,623)	(1,670)	(1,498)	(10,478)	(12,655)	(2,514)	(151)	(24,204)	(23,945)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(82,245)	(142,634)	(219)	(140)	(506)	3,251	(811)	(23)	(2,041)	(2,127)
Net annuitization activity	$(335,560)	$(210,847)	$(1,889)	$(1,638)	$(10,984)	$(1,341)	$(3,325)	$(174)	$(23,848)	$(26,072)
Increase (Decrease) in net assets from contract
owner transactions	$(176,602,755)	$(185,941,168)	$(6,426,991)	$(5,176,720)	$(12,785,898)	$(15,269,447)	$(2,647,873)	$(3,332,063)	$60,630,445	$33,380,083

Increase (Decrease) in net assets	$(142,811,864)	$(99,001,266)	$(3,681,157)	$(5,038,470)	$(8,554,988)	$(15,182,302)	$(2,524,678)	$(1,181,042)	$65,570,750	$36,718,967

Net Assets:
Beginning of year	$759,598,902	$858,600,168	$35,351,366	$40,389,836	$53,469,128	$68,651,430	$24,368,309	$25,549,351	$153,918,543	$117,199,576
End of year	$616,787,038	$759,598,902	$31,670,209	$35,351,366	$44,914,140	$53,469,128	$21,843,631	$24,368,309	$219,489,293	$153,918,543

Unit Transactions:
Beginning of year	47,922,260	59,467,044	3,386,735	3,978,465	9,323,613	12,048,420	1,467,221	1,682,084	15,330,003	11,958,338
Purchased	423,587	494,788	35,543	83,713	82,591	78,025	23,721	34,925	6,167,044	4,902,533
Transferred between Sub-Accounts and Fixed
Accumulation Account	(1,949,041)	(1,858,078)	(100,388)	(126,108)	(440,951)	(638,672)	25,867	(66,820)	5,016,618	2,188,498
Withdrawn, Surrendered, and Annuitized	(9,527,577)	(10,181,494)	(499,560)	(549,335)	(1,729,402)	(2,164,160)	(202,558)	(182,968)	(5,246,292)	(3,719,366)
End of year	36,869,229	47,922,260	2,822,330	3,386,735	7,235,851	9,323,613	1,314,251	1,467,221	21,267,373	15,330,003

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MMS		M1A		NWD		RE1		RES
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$6,321,461	$5,907,513	$(2,459,736)	$(1,785,935)	$(1,736,012)	$(1,918,070)	$(293,756)	$(321,736)	$(1,619,869)	$(2,351,141)
Net realized gains (losses)	-	-	8,818,705	4,587,817	12,481,529	2,657,230	2,236,724	1,625,266	7,068,936	(30,044,374)
Net unrealized gains (losses)	-	-	(5,628,373)	9,393,835	(8,078,171)	13,402,924	1,175,042	1,012,634	26,413,830	58,868,032
Increase (Decrease) in net assets from
operations	$6,321,461	$5,907,513	$730,596	$12,195,717	$2,667,346	$14,142,084	$3,118,010	$2,316,164	$31,862,897	$26,472,517

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$6,039,243	$10,379,663	$11,308,806	$36,655,110	$1,056,526	$948,849	$837,414	$2,310,816	$2,286,679	$3,106,787
Net transfers between Sub-Accounts and
Fixed Account	141,114,496	91,383,956	8,506,963	5,504,921	(3,235,178)	(4,599,333)	(489,934)	(359,253)	(11,505,580)	(16,159,167)
Withdrawals, surrenders, annuitizations and
contract charges	(147,571,380)	(116,844,137)	(10,426,000)	(8,526,656)	(26,834,328)	(22,572,953)	(3,879,835)	(3,243,998)	(62,360,691)	(68,380,487)
Net accumulation activity	$(417,641)	$(15,080,518)	$9,389,769	$33,633,375	$(29,012,980)	$(26,223,437)	$(3,532,355)	$(1,292,435)	$(71,579,592)	$(81,432,867)

Annuitization Activity:
Annuitizations	$257,183	$194,051	$28,288	$-	$7,411	$44,029	$-	$-	$45,806	$51,212
Annuity payments and contract charges	(237,884)	(285,303)	(11,419)	(7,355)	(48,833)	(47,257)	(2,154)	(1,840)	(197,292)	(239,516)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(27,582)	(34,535)	(1,408)	(938)	(1,622)	(8,874)	(252)	(218)	(40,974)	(74,711)
Net annuitization activity	$(8,283)	$(125,787)	$15,461	$(8,293)	$(43,044)	$(12,102)	$(2,406)	$(2,058)	$(192,460)	$(263,015)
Increase (Decrease) in net assets from contract owner transactions
	$(425,924)	$(15,206,305)	$9,405,230	$33,625,082	$(29,056,024)	$(26,235,539)	$(3,534,761)	$(1,294,493)	$(71,772,052)	$(81,695,882)

Increase (Decrease) in net assets	$5,895,537	$(9,298,792)	$10,135,826	$45,820,799	$(26,388,678)	$(12,093,455)	$(416,751)	$1,021,671	$(39,909,155)	$(55,223,365)

Net Assets:
Beginning of year	$182,628,575	$191,927,367	$128,060,378	$82,239,579	$125,408,472	$137,501,927	$28,453,629	$27,431,958	$297,727,331	$352,950,696
End of year	$188,524,112	$182,628,575	$138,196,204	$128,060,378	$99,019,794	$125,408,472	$28,036,878	$28,453,629	$257,818,176	$297,727,331

Unit Transactions:
Beginning of year	14,751,948	15,938,732	8,544,360	6,422,025	10,624,368	12,797,342	2,112,711	2,260,668	18,185,522	23,187,138
Purchased	477,864	836,746	683,806	2,450,426	84,464	85,580	53,043	160,843	154,953	239,177
Transferred between Sub-Accounts and Fixed Accumulation Account
	10,788,463	6,692,374	522,343	376,434	(245,156)	(435,237)	(38,054)	(47,374)	(641,942)	(1,153,335)
Withdrawn, Surrendered, and Annuitized	(11,275,853)	(8,715,904)	(699,455)	(704,525)	(2,101,572)	(1,823,317)	(273,863)	(261,426)	(3,603,727)	(4,087,458)
End of year	14,742,422	14,751,948	9,051,054	8,544,360	8,362,104	10,624,368	1,853,837	2,112,711	14,094,806	18,185,522

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	RG1		RGS		RI1		RIS		SG1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	June 25,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007 (j)	2006
Operations:
Net investment income (loss)	$(335,034)	$(126,087)	$(1,906,348)	$(634,584)	$(1,451,257)	$(917,784)	$(360,469)	$(332,182)	$(327,847)	$(669,696)
Net realized gains (losses)	2,472,872	864,164	21,505,040	3,354,086	27,563,445	12,996,679	27,384,938	14,119,271	7,651,615	1,338,102
Net unrealized gains (losses)	(1,535,254)	559,182	(15,660,361)	5,825,404	(8,532,154)	13,500,925	(14,987,861)	9,539,121	(4,783,277)	1,146,347
Increase (Decrease) in net assets from
operations	$602,584	$1,297,259	$3,938,331	$8,544,906	$17,580,034	$25,579,820	$12,036,608	$23,326,210	$2,540,491	$1,814,753

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,850,512	$241,147	$1,570,844	$743,733	$42,320,004	$36,303,078	$875,793	$912,018	$321,666	$2,024,888
Net transfers between Sub-Accounts and
Fixed Account	20,141,336	2,784,437	161,515,167	6,351,781	(2,667,190)	7,278,035	(473,891)	12,028,268	(39,033,661)	(867,119)
Withdrawals, surrenders, annuitizations and contract charges
	(2,768,458)	(1,631,089)	(36,633,773)	(15,821,795)	(14,443,391)	(7,763,750)	(25,676,317)	(16,597,323)	(1,987,172)	(3,972,235)
Net accumulation activity	$21,223,390	$1,394,495	$126,452,238	$(8,726,281)	$25,209,423	$35,817,363	$(25,274,415)	$(3,657,037)	$(40,699,167)	$(2,814,466)

Annuitization Activity:
Annuitizations	$-	$-	$44,855	$-	$50,551	$-	$8,672	$-	$-	$-
Annuity payments and contract charges	(7,133)	-	(55,434)	(41,670)	(8,101)	(2,212)	(38,132)	(23,735)	(122)	(234)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(4,279)	-	(108,983)	2,742	(1,705)	(174)	(5,942)	(2,259)	97	(31)
Net annuitization activity	$(11,412)	$-	$(119,562)	$(38,928)	$40,745	$(2,386)	$(35,402)	$(25,994)	$(25)	$(265)
Increase (Decrease) in net assets from contract owner transactions
	$21,211,978	$1,394,495	$126,332,676	$(8,765,209)	$25,250,168	$35,814,977	$(25,309,817)	$(3,683,031)	$(40,699,192)	$(2,814,731)

Increase (Decrease) in net assets	$21,814,562	$2,691,754	$130,271,007	$(220,303)	$42,830,202	$61,394,797	$(13,273,209)	$19,643,179	$(38,158,701)	$(999,978)

Net Assets:
Beginning of year	$12,643,624	$9,951,870	$77,970,401	$78,190,704	$148,626,673	$87,231,876	$111,472,872	$91,829,693	$38,158,701	$39,158,679
End of year	$34,458,186	$12,643,624	$208,241,408	$77,970,401	$191,456,875	$148,626,673	$98,199,663	$111,472,872	$-	$38,158,701

Unit Transactions:
Beginning of year	979,416	870,283	6,003,584	6,688,530	6,902,034	5,123,155	6,522,015	6,756,158	2,994,133	3,249,303
Purchased	353,852	20,630	99,747	62,559	1,806,168	1,831,103	49,462	60,752	25,487	156,837
Transferred between Sub-Accounts and Fixed Accumulation Account
	1,596,866	227,234	11,383,393	540,983	(113,894)	372,408	(47,976)	700,213	(2,862,155)	(77,359)
Withdrawn, Surrendered, and Annuitized	(222,161)	(138,731)	(2,624,055)	(1,288,488)	(649,819)	(424,632)	(1,361,282)	(995,108)	(157,465)	(334,648)
End of year	2,707,973	979,416	14,862,669	6,003,584	7,944,489	6,902,034	5,162,219	6,522,015	-	2,994,133

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	SGS		SI1		SIS		SVS		TE1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 25,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007 (j)	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(175,549)	$(474,075)	$717,300	$891,825	$2,080,382	$2,520,993	$(14,978)	$(107,139)	$(47,991)	$(47,938)
Net realized gains (losses)	5,993,733	628,136	(61,146)	313,098	(182,539)	964,898	853,455	1,100,321	307,680	327,087
Net unrealized gains (losses)	(3,834,880)	1,301,843	(314,549)	(203,176)	(894,533)	(769,246)	(1,096,675)	50,313	258,863	278,425
Increase (Decrease) in net assets from
operations	$1,983,304	$1,455,904	$341,605	$1,001,747	$1,003,310	$2,716,645	$(258,198)	$1,043,495	$518,552	$557,574

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$116,703	$424,552	$239,251	$244,594	$338,126	$434,650	$139,421	$66,148	$31,787	$176,922
Net transfers between Sub-Accounts and
Fixed Account	(30,175,214)	(2,627,730)	(184,118)	1,537,052	4,120,664	3,232,949	(266,580)	(1,688,899)	387,667	(402,364)
Withdrawals, surrenders, annuitizations and contract charges
	(1,997,371)	(5,404,528)	(3,146,036)	(3,572,110)	(10,118,336)	(11,701,524)	(1,388,128)	(968,571)	(533,155)	(561,321)
Net accumulation activity	$(32,055,882)	$(7,607,706)	$(3,090,903)	$(1,790,464)	$(5,659,546)	$(8,033,925)	$(1,515,287)	$(2,591,322)	$(113,701)	$(786,763)

Annuitization Activity:
Annuitizations	$-	$52,641	$-	$-	$22,814	$-	$-	$-	$-	$-
Annuity payments and contract charges	(3,184)	(2,530)	(3,105)	(3,058)	(29,674)	(20,161)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	7,989	(445)	(279)	(335)	(206)	(10,187)	-	-	-	-
Net annuitization activity	$4,805	$49,666	$(3,384)	$(3,393)	$(7,066)	$(30,348)	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions
	$(32,051,077)	$(7,558,040)	$(3,094,287)	$(1,793,857)	$(5,666,612)	$(8,064,273)	$(1,515,287)	$(2,591,322)	$(113,701)	$(786,763)

Increase (Decrease) in net assets	$(30,067,773)	$(6,102,136)	$(2,752,682)	$(792,110)	$(4,663,302)	$(5,347,628)	$(1,773,485)	$(1,547,827)	$404,851	$(229,189)

Net Assets:
Beginning of year	$30,067,773	$36,169,909	$21,695,648	$22,487,758	$52,671,180	$58,018,808	$8,983,508	$10,531,335	$3,147,970	$3,377,159
End of year	$-	$30,067,773	$18,942,966	$21,695,648	$48,007,878	$52,671,180	$7,210,023	$8,983,508	$3,552,821	$3,147,970

Unit Transactions:
Beginning of year	4,617,313	5,803,755	1,662,083	1,805,113	3,797,869	4,397,877	611,352	796,494	332,775	419,282
Purchased	19,684	66,279	17,967	19,389	24,084	33,040	9,590	4,734	3,048	23,360
Transferred between Sub-Accounts and Fixed Accumulation Account
	(4,349,975)	(428,005)	(15,427)	106,573	280,282	231,863	(13,881)	(113,962)	29,488	(41,930)
Withdrawn, Surrendered, and Annuitized	(287,022)	(824,716)	(238,631)	(268,992)	(709,304)	(864,911)	(95,413)	(75,914)	(50,818)	(67,937)
End of year	-	4,617,313	1,425,992	1,662,083	3,392,931	3,797,869	511,648	611,352	314,493	332,775
(j) Sub-Account closed on June 25, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	TEC		MFJ		TRS		MFE		UTS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(283,139)	$(268,139)	$7,851,296	$5,629,394	$15,992,007	$15,993,894	$(518,543)	$481,991	$(350,614)	$4,762,209
Net realized gains (losses)	1,783,165	1,238,694	42,049,747	34,752,066	67,803,564	52,756,757	7,936,076	4,442,052	37,208,278	7,054,717
Net unrealized gains (losses)	1,594,324	2,358,913	(32,899,725)	27,167,038	(51,735,705)	44,068,445	11,753,804	8,648,245	43,345,002	69,924,730
Increase (Decrease) in net assets from
operations	$3,094,350	$3,329,468	$17,001,318	$67,548,498	$32,059,866	$112,819,096	$19,171,337	$13,572,288	$80,202,666	$81,741,656

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$120,620	$481,499	$153,464,603	$152,043,446	$9,198,952	$9,552,200	$27,336,040	$12,387,129	$3,734,801	$3,133,153
Net transfers between Sub-Accounts and
Fixed Account	2,212,705	(863,305)	(3,746,061)	(27,841,332)	(8,962,313)	(20,050,896)	6,129,999	7,162,826	(3,935,175)	8,546,449
Withdrawals, surrenders, annuitizations and contract charges
	(3,075,660)	(3,110,610)	(77,469,086)	(69,873,385)	(213,076,042)	(249,489,606)	(8,542,296)	(5,788,717)	(77,700,064)	(65,146,846)
Net accumulation activity	$(742,335)	$(3,492,416)	$72,249,456	$54,328,729	$(212,839,403)	$(259,988,302)	$24,923,743	$13,761,238	$(77,900,438)	$(53,467,244)

Annuitization Activity:
Annuitizations	$-	$-	$-	$36,380	$466,223	$465,062	$-	$-	$116,931	$74,385
Annuity payments and contract charges	(2,979)	(6,059)	(78,251)	(70,667)	(1,080,675)	(1,154,292)	(5,734)	(4,233)	(124,921)	(106,328)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(743)	(1,212)	(1,787)	(4,478)	(115,616)	(72,650)	(1,057)	(853)	(91,949)	(47,887)
Net annuitization activity	$(3,722)	$(7,271)	$(80,038)	$(38,765)	$(730,068)	$(761,880)	$(6,791)	$(5,086)	$(99,939)	$(79,830)
Increase (Decrease) in net assets from contract owner transactions
	$(746,057)	$(3,499,687)	$72,169,418	$54,289,964	$(213,569,471)	$(260,750,182)	$24,916,952	$13,756,152	$(78,000,377)	$(53,547,074)

Increase (Decrease) in net assets	$2,348,293	$(170,219)	$89,170,736	$121,838,462	$(181,509,605)	$(147,931,086)	$44,088,289	$27,328,440	$2,202,289	$28,194,582

Net Assets:
Beginning of year	$18,818,345	$18,988,564	$751,331,290	$629,492,828	$1,081,166,349	$1,229,097,435	$64,951,521	$37,623,081	$327,399,609	$299,205,027
End of year	$21,166,638	$18,818,345	$840,502,026	$751,331,290	$899,656,744	$1,081,166,349	$109,039,810	$64,951,521	$329,601,898	$327,399,609

Unit Transactions:
Beginning of year	4,306,342	5,244,561	53,249,495	49,480,358	49,201,194	61,210,836	2,880,540	2,310,367	14,522,188	16,956,503
Purchased	24,005	125,184	10,277,018	11,289,045	447,176	484,665	854,510	525,263	142,204	181,600
Transferred between Sub-Accounts and Fixed Accumulation Account
	387,395	(265,303)	(291,912)	(2,116,586)	(401,229)	(1,026,332)	209,052	362,640	(249,547)	379,399
Withdrawn, Surrendered, and Annuitized	(637,100)	(798,100)	(5,339,211)	(5,403,322)	(9,535,823)	(11,467,975)	(330,931)	(317,730)	(2,991,395)	(2,995,314)
End of year	4,080,642	4,306,342	57,895,390	53,249,495	39,711,318	49,201,194	3,613,171	2,880,540	11,423,450	14,522,188

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MV1		MVS		OBV		OCA		OGG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007 (k)	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(439,988)	$(458,139)	$465,331	$304,133	$(12,122)	$-	$(788,051)	$(601,495)	$(281,790)	$(249,841)
Net realized gains (losses)	17,693,498	12,410,216	48,116,827	28,870,620	3,673	-	3,114,782	1,241,850	2,934,926	1,702,598
Net unrealized gains (losses)	(9,036,739)	10,449,720	(28,902,871)	24,917,750	(38,108)	-	2,460,900	1,453,094	(1,265,972)	2,032,323
Increase (Decrease) in net assets from
operations	$8,216,771	$22,401,797	$19,679,287	$54,092,503	$(46,557)	$-	$4,787,631	$2,093,449	$1,387,164	$3,485,080

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$11,797,057	$10,039,415	$3,617,975	$2,450,975	$1,632,668	$-	$4,173,302	$4,994,538	$11,501,103	$12,334,808
Net transfers between Sub-Accounts and
Fixed Account	(1,343,640)	(3,225,271)	(13,712,865)	3,195,329	475,878	-	(2,037,223)	1,545,935	2,130,956	4,135,316
Withdrawals, surrenders, annuitizations and contract charges
	(19,149,693)	(15,420,977)	(65,111,435)	(57,143,884)	(13,702)	-	(5,440,291)	(2,735,297)	(2,813,721)	(1,958,017)
Net accumulation activity	$(8,696,276)	$(8,606,833)	$(75,206,325)	$(51,497,580)	$2,094,844	$-	$(3,304,212)	$3,805,176	$10,818,338	$14,512,107

Annuitization Activity:
Annuitizations	$-	$-	$62,269	$24,107	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(6,370)	(5,446)	(132,254)	(110,401)	-	-	(2,319)	(2,134)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(645)	(860)	(12,380)	(33,540)	-	-	(354)	(285)	-	-
Net annuitization activity	$(7,015)	$(6,306)	$(82,365)	$(119,834)	$-	$-	$(2,673)	$(2,419)	$-	$-
Increase (Decrease) in net assets from contract owner transactions
	$(8,703,291)	$(8,613,139)	$(75,288,690)	$(51,617,414)	$2,094,844	$-	$(3,306,885)	$3,802,757	$10,818,338	$14,512,107

Increase (Decrease) in net assets	$(486,520)	$13,788,658	$(55,609,403)	$2,475,089	$2,048,287	$-	$1,480,746	$5,896,206	$12,205,502	$17,997,187

Net Assets:
Beginning of year	$138,689,478	$124,900,820	$314,343,755	$311,868,666	$-	$-	$39,813,448	$33,917,242	$31,585,162	$13,587,975
End of year	$138,202,958	$138,689,478	$258,734,352	$314,343,755	$2,048,287	$-	$41,294,194	$39,813,448	$43,790,664	$31,585,162

Unit Transactions:
Beginning of year	8,782,638	9,478,274	17,360,967	20,463,991	-	-	2,590,414	2,328,976	1,996,825	991,457
Purchased	650,402	644,227	184,242	147,279	157,474	-	255,045	338,885	705,259	859,887
Transferred between Sub-Accounts and Fixed Accumulation Account
	(101,345)	(223,330)	(724,215)	131,707	45,735	-	(111,311)	107,512	132,682	283,600
Withdrawn, Surrendered, and Annuitized	(1,165,606)	(1,116,533)	(3,383,256)	(3,382,010)	(3,924)	-	(328,593)	(184,959)	(180,951)	(138,119)
End of year	8,166,089	8,782,638	13,437,738	17,360,967	199,285	-	2,405,555	2,590,414	2,653,815	1,996,825

(k) For the period March  5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	OMG		OMS		PMB		PLD		PRR
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(6,311,500)	$(3,509,576)	$(314,838)	$(256,231)	$440,296	$288,485	$19,556,922	$8,427,849	$1,270,296	$822,252
Net realized gains (losses)	7,564,726	2,280,562	1,985,388	979,682	322,862	192,144	(385,400)	(284,979)	(512,076)	907,137
Net unrealized gains (losses)	7,610,545	47,044,527	(2,190,032)	938,903	(346,945)	132,658	19,824,045	(274,547)	3,320,222	(2,111,776)
Increase (Decrease) in net assets from
operations	$8,863,771	$45,815,513	$(519,482)	$1,662,354	$416,213	$613,287	$38,995,567	$7,868,323	$4,078,442	$(382,387)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$195,700,625	$164,759,230	$1,535,764	$5,955,070	$2,713,672	$1,652,427	$329,612,646	$159,348,959	$15,629,142	$9,218,232
Net transfers between Sub-Accounts and
Fixed Account	53,452,547	47,420,723	(975,003)	1,418,873	299,024	3,198,658	70,401,093	83,999,042	914,464	(542,029)
Withdrawals, surrenders, annuitizations and
contract charges	(36,293,367)	(20,128,381)	(1,718,008)	(1,052,171)	(1,041,024)	(608,351)	(37,920,745)	(22,007,150)	(4,818,938)	(3,329,044)
Net accumulation activity	$212,859,805	$192,051,572	$(1,157,247)	$6,321,772	$1,971,672	$4,242,734	$362,092,994	$221,340,851	$11,724,668	$5,347,159

Annuitization Activity:
Annuitizations	$107,519	$-	$-	$-	$-	$-	$9,594	$-	$-	$-
Annuity payments and contract charges	(25,286)	(11,971)	-	-	-	-	(28,779)	(25,310)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(4,154)	(1,233)	-	-	-	-	(3,040)	(2,779)	-	-
Net annuitization activity	$78,079	$(13,204)	$-	$-	$-	$-	$(22,225)	$(28,089)	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$212,937,884	$192,038,368	$(1,157,247)	$6,321,772	$1,971,672	$4,242,734	$362,070,769	$221,312,762	$11,724,668	$5,347,159

Increase (Decrease) in net assets	$221,801,655	$237,853,881	$(1,676,729)	$7,984,126	$2,387,885	$4,856,021	$401,066,336	$229,181,085	$15,803,110	$4,964,772

Net Assets:
Beginning of year	$484,702,859	$246,848,978	$18,678,581	$10,694,455	$9,997,829	$5,141,808	$463,694,126	$234,513,041	$37,613,046	$32,648,274
End of year	$706,504,514	$484,702,859	$17,001,852	$18,678,581	$12,385,714	$9,997,829	$864,760,462	$463,694,126	$53,416,156	$37,613,046

Unit Transactions:
Beginning of year	31,198,650	17,938,766	925,673	595,796	534,239	290,180	45,681,184	23,604,352	3,162,459	2,712,386
Purchased	12,108,664	11,442,718	73,617	313,174	139,768	92,353	31,961,455	16,020,017	1,282,395	774,935
Transferred between Sub-Accounts and Fixed
Accumulation Account	3,379,878	3,288,425	(45,777)	71,942	15,629	186,480	6,879,714	8,367,707	80,424	(44,601)
Withdrawn, Surrendered, and Annuitized	(2,319,713)	(1,471,259)	(83,111)	(55,239)	(54,630)	(34,774)	(3,830,284)	(2,310,892)	(399,750)	(280,261)
End of year	44,367,479	31,198,650	870,402	925,673	635,006	534,239	80,692,069	45,681,184	4,125,528	3,162,459

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	PTR		PRA		PCR		SSA		SVV
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007 (k)	2006
Operations:
Net investment income (loss)	$4,325,210	$1,583,070	$196,099	$67,626	$258,938	$121,321	$(76,055)	$(7,360)	$(122,133)	$-
Net realized gains (losses)	(199,728)	147,028	(451)	2,011	95,790	1,639	562,012	(20,216)	40,195	-
Net unrealized gains (losses)	8,656,848	(454,586)	(13,416)	(9,319)	1,431,193	(260,653)	(1,115,575)	590,630	(394,812)	-
Increase (Decrease) in net assets from
operations	$12,782,330	$1,275,512	$182,232	$60,318	$1,785,921	$(137,693)	$(629,618)	$563,054	$(476,750)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$143,374,022	$14,542,415	$771,345	$646,211	$4,107,848	$2,908,815	$2,870,994	$2,123,277	$20,367,569	$-
Net transfers between Sub-Accounts and
Fixed Account	28,774,745	3,880,196	935,005	1,191,639	1,146,404	1,765,354	654,129	1,013,367	7,065,978	-
Withdrawals, surrenders, annuitizations and
contract charges	(11,358,436)	(6,786,480)	(107,611)	(68,207)	(281,879)	(188,855)	(461,493)	(138,574)	(117,186)	-
Net accumulation activity	$160,790,331	$11,636,131	$1,598,739	$1,769,643	$4,972,373	$4,485,314	$3,063,630	$2,998,070	$27,316,361	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(4,765)	(4,739)	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(1,102)	(977)	-	-	-	-	-	-	-	-

Net annuitization activity	$(5,867)	$(5,716)	$-	$-	$-	$-	$-	$-	$-	$-

Increase (Decrease) in net assets from contract
owner transactions	$160,784,464	$11,630,415	$1,598,739	$1,769,643	$4,972,373	$4,485,314	$3,063,630	$2,998,070	$27,316,361	$-

Increase (Decrease) in net assets	$173,566,794	$12,905,927	$1,780,971	$1,829,961	$6,758,294	$4,347,621	$2,434,012	$3,561,124	$26,839,611	$-

Net Assets:
Beginning of year	$70,316,909	$57,410,982	$2,021,607	$191,646	$4,852,130	$504,509	$5,143,745	$1,582,621	$-	$-

End of year	$243,883,703	$70,316,909	$3,802,578	$2,021,607	$11,610,424	$4,852,130	$7,577,757	$5,143,745	$26,839,611	$-

Unit Transactions:
Beginning of year	6,231,960	5,192,072	192,534	18,761	494,790	49,012	403,028	146,395	-	-
Purchased	12,421,198	1,310,352	71,121	63,448	393,965	287,349	224,850	182,759	1,904,899	-
Transferred between Sub-Accounts and Fixed
Accumulation Account	2,506,871	344,535	86,767	117,166	116,250	176,858	52,116	85,488	657,249	-
Withdrawn, Surrendered, and Annuitized	(1,045,348)	(614,999)	(9,946)	(6,841)	(27,120)	(18,429)	(36,429)	(11,614)	(22,100)	-

End of year	20,114,681	6,231,960	340,476	192,534	977,885	494,790	643,565	403,028	2,540,048	-

(k) For the period March   5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	LGF		IGB		VSC		SRE		SC3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006 (h)	2007	2006	2007 (k)	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(29,278)	$(3,024)	$521,137	$204,136	$(669,606)	$-	$(639,552)	$(274,592)	$(97,124)	$(56,409)
Net realized gains (losses)	30,268	2,073	(80,573)	23,468	7,056,106	-	18,746,425	7,699,237	4,369,969	3,029,457
Net unrealized gains (losses)	72,110	42,910	(138,664)	32,432	(13,207,741)	-	(41,858,450)	14,763,157	(6,667,961)	2,931,840
Increase (Decrease) in net assets from
operations	$73,100	$41,959	$301,900	$260,036	$(6,821,241)	$-	$(23,751,577)	$22,187,802	$(2,395,116)	$5,904,888

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,101,951	$441,553	$10,998,295	$3,043,666	$83,815,170	$-	$60,096,994	$35,311,370	$234,754	$155,176
Net transfers between Sub-Accounts and
Fixed Account	375,495	316,296	4,767,273	3,025,471	23,184,836	-	31,866,115	(2,270,740)	330,836	(2,827,427)
Withdrawals, surrenders, annuitizations and
contract charges	(36,167)	(2,043)	(976,901)	(1,091,612)	(1,006,053)	-	(6,733,697)	(3,618,873)	(4,661,810)	(1,655,963)
Net accumulation activity	$1,441,279	$755,806	$14,788,667	$4,977,525	$105,993,953	$-	$85,229,412	$29,421,757	$(4,096,220)	$(4,328,214)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$32,839	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	(5,541)	(1,774)	(1,785)	(1,596)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	(930)	(156)	(54)	(349)

Net annuitization activity	$-	$-	$-	$-	$-	$-	$26,368	$(1,930)	$(1,839)	$(1,945)

Increase (Decrease) in net assets from contract
owner transactions	$1,441,279	$755,806	$14,788,667	$4,977,525	$105,993,953	$-	$85,255,780	$29,419,827	$(4,098,059)	$(4,330,159)

Increase (Decrease) in net assets	$1,514,379	$797,765	$15,090,567	$5,237,561	$99,172,712	$-	$61,504,203	$51,607,629	$(6,493,175)	$1,574,729

Net Assets:
Beginning of year	$797,765	$-	$8,748,658	$3,511,097	$-	$-	$99,533,635	$47,926,006	$19,831,254	$18,256,525

End of year	$2,312,144	$797,765	$23,839,225	$8,748,658	$99,172,712	$-	$161,037,838	$99,533,635	$13,338,079	$19,831,254

Unit Transactions:
Beginning of year	80,896	-	821,108	340,324	-	-	5,480,387	3,596,058	769,769	967,700
Purchased	108,815	46,906	1,031,152	294,660	8,006,001	-	3,434,567	2,251,172	8,697	6,908
Transferred between Sub-Accounts and Fixed
Accumulation Account	37,375	34,204	443,678	290,633	2,246,829	-	1,892,301	(126,137)	18,964	(129,213)
Withdrawn, Surrendered, and Annuitized	(3,661)	(214)	(98,967)	(104,509)	(141,258)	-	(402,853)	(240,706)	(189,003)	(75,626)

End of year	223,425	80,896	2,196,971	821,108	10,111,572	-	10,404,402	5,480,387	608,427	769,769

(h) For the period May 1, 2006 (commencement of operations) through December 31, 2006
(k) For the period March   5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	CMM		VLC		WTF		USC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007 (k)	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$41,185	$22,670	$(73,479)	$-	$(24,185)	$(9,740)	$(850)	$(304)
Net realized gains (losses)	-	-	(14,041)	-	70,788	30,106	1,818	392
Net unrealized gains (losses)	-	-	(612,290)	-	24,061	108,393	(429)	1,384
Increase (Decrease) in net assets from
operations	$41,185	$22,670	$(699,810)	$-	$70,664	$128,759	$539	$1,472

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$136,285	$546,585	$8,483,701	$-	$282,223	$442,602	$6,959	$1,119
Net transfers between Sub-Accounts and
Fixed Account	344,595	196,907	3,388,985	-	261,882	59,142	24,733	20,785
Withdrawals, surrenders, annuitizations and
contract charges	(39,384)	(26,169)	(270,575)	-	(52,969)	(17,531)	(31)	-
Net accumulation activity	$441,496	$717,323	$11,602,111	$-	$491,136	$484,213	$31,661	$21,904

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-

Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-

Increase (Decrease) in net assets from contract
owner transactions	$441,496	$717,323	$11,602,111	$-	$491,136	$484,213	$31,661	$21,904

Increase (Decrease) in net assets	$482,681	$739,993	$10,902,301	$-	$561,800	$612,972	$32,200	$23,376

Net Assets:
Beginning of year	$1,230,135	$490,142	$-	$-	$1,031,416	$418,444	$31,111	$7,735

End of year	$1,712,816	$1,230,135	$10,902,301	$-	$1,593,216	$1,031,416	$63,311	$31,111

Unit Transactions:
Beginning of year	119,244	48,728	-	-	76,127	36,338	2,650	699
Purchased	13,116	54,554	823,078	-	19,144	36,808	587	104
Transferred between Sub-Accounts and Fixed
Accumulation Account	32,847	19,313	324,642	-	17,578	4,925	1,995	1,847
Withdrawn, Surrendered, and Annuitized	(3,763)	(3,351)	(43,180)	-	(3,520)	(1,944)	(3)	-

End of year	161,444	119,244	1,104,540	-	109,329	76,127	5,229	2,650

(k) For the period March   5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Regatta Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”), a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”), was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts, Regatta Choice II contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Access contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, Sun Life Financial Masters VII contracts (collectively, the “Contracts”) and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds registered under the Investment Company Act of 1940, as amended. With respect to the Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts and the Regatta Choice II contracts, the funds include MFS/Sun Life Series Trust (the "Series Trust").  With respect to the Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Access contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts and the Sun Life Financial Masters VII contracts, the funds include Columbia Funds Variable Insurance Trust, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., The “Series Trust”, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Sun Capital Advisers Trust, Van Kampen Life Insurance Trust and Wanger Advisors Trust (collectively with the Series Trust, the "Funds").

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. The portion of the Variable Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires the Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities along with the disclosure of contingent assets as well as liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations
Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at market value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the first in, first out basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by participants under the Contracts are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not currently subject to tax by the contract owner.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes –an interpretation of FASB Statement No. 109” (“FIN48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes”.  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2 and 3”).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Sponsor of the Sub-Accounts will adopt SFAS No. 157 effective January 1, 2008 and will apply the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.  The adoption of SFAS No. 157 is not expected to have a material impact on the Sub-Account's financial position or results of operations.

(3) Contract Charges and Related Party Transactions

Charges for mortality and expense risks, optional death benefit riders, the Lifetime Income Bonus Benefit (available on Sun Life Financial Masters IV contracts and Sun Life Financial Masters VII contracts), and the Secured Returns Optional Living Benefit (available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, and Sun Life Financial Masters Flex contracts) are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8	Level 9

Regatta contracts	1.10%	-	-	-	-	-	-	-	-
Regatta Gold contracts	1.25%	-	-	-	-	-	-	-	-
Regatta Classic contracts	1.00%	-	-	-	-	-	-	-	-
Regatta Platinum contracts	1.25%	-	-	-	-	-	-	-	-
Regatta Extra contracts	1.30%	1.45%	1.55%	1.70%	-	-	-	-	-
Regatta Choice contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	-	-	-
Regatta Access contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	-	-	-
Regatta Flex 4 contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	-	-	-
Regatta Flex II contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	-
Regatta Choice II contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	-
Sun Life Financial Masters Extra contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	-
Sun Life Financial Masters Choice contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	-
Sun Life Financial Masters Access contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	-	-	-
Sun Life Financial Masters Flex contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	-
Sun Life Financial Masters IV contracts	1.25%	1.30%	1.35%	1.40%	1.50%	1.55%	1.60%	1.65%	1.70%
Sun Life Financial Masters VII contracts	1.00%	1.10%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	-

Each year on the account anniversary, an account administration fee (“Account Fee”) the lesser of $30 or 2% of the participant’s account value in the case of Regatta and Regatta Gold contracts, the lesser of $35 or 2% of the participant’s account value in the case of Regatta Platinum contracts, $35 in the case of Regatta Extra and Regatta Choice contracts, and $50 in the case of Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII contracts (after account year 5, the Account Fee, for Regatta Gold, Regatta Platinum, Regatta Extra and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

As reimbursement for administrative expenses attributable to Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

A specific quarterly charge, equal to 0.125% of account value, is deducted on the last day of the Account Quarter, ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on the Issue Date.), if one of the following optional living benefit riders has been elected:  Secured Returns 2, Secured Returns for Life, or Secured Returns for Life Plus. These three optional living benefit riders are available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, Sun Life Financial Masters VII contracts. A specific quarterly charge, equal to 0.1625% for Single Life Coverage and 0.2125% for Joint Life Coverage, is deducted on the last day of the Account Quarter if the Income ON Demand optional living benefit rider has been elected or 0.0875% if Retirement Asset Protector optional living benefit rider has been elected. These two optional living benefit riders are available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, and Sun Life Financial Masters VII contracts.

Massachusetts Financial Services Company is the investment adviser to the Series Trust.  Sun Capital Advisers, Inc. is the investment adviser to Sun Capital Advisers Trust.  Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from 0.60% to 1.56% and 1.00% to 1.35% of the Funds’ net assets, respectively.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

The Sponsor does not deduct a sales charge from purchase payments. However, in the case of Regatta Gold, Regatta Platinum and Regatta Flex 4, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates.  In the case of Regatta Choice, a surrender charge of up to 7% and in the case of Regatta, Regatta Extra, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII contracts, a surrender charge of up to 8% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Classic contracts, a withdrawal charge of 1% is applied to purchase payments withdrawn which have been credited to a participant’s account for less than one year.

For assuming the risk that surrender charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the net assets attributable to Regatta, Regatta Gold, Regatta Platinum, Sun Life Financial Masters Extra and Sun Life Financial Masters Choice at an effective annual rate of 0.20% of the net assets attributable to Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII contracts.

For the year ended December 31, 2007, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the “Withdrawals, surrenders, annuitizations, and contract charges” line of the Statement of Changes in Net Assets for each Sub-Account.

	Contract Charges	Surrender Charges
Arnhold and S. Bleichroeder Advisers, Inc.
First Eagle Overseas Variable Fund Sub-Account (SGI)	$ 472	$ 4,526
Columbia Funds Variable Insurance Trust
Columbia Small Cap Value Fund Sub-Account (CSC)	7	-
Columbia Marsico 21st Century Portfolio Sub-Account (NMT)	5	-
Columbia Marsico 21st Century Fund Class B Sub-Account (MCC)	299	4,092
Columbia Marsico Growth Fund Class B Sub-Account (CMG)	30	-
Columbia Marsico Growth Portfolio Sub-Account (NNG)	13	-
Columbia Marsico International Opportunities Portfolio Sub-Account (NMI)	144	419
Fidelity Variable Insurance Products Funds
VIP Balanced Svc 2 Sub-Account (FVB)	13	-
VIP Freedom 2010 Portfolio Sub-Account (F10)	796	3,598
VIP Freedom 2015 Portfolio Sub-Account (F15)	2,290	9,758
VIP Freedom 2020 Portfolio Sub-Account (F20)	3,809	48,402
VIP Mid Cap Svc 2 Sub-Account (FVM)	605	14,975
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund Sub-Account (FMS)	11,193	31,282
Templeton Developing Markets Securities Fund Sub-Account (TDM)	2,280	14,995
Templeton Growth Securities Fund Class 2 Sub-Account (FTG)	4,589	28,366
Templeton Foreign Securities Fund Sub-Account (FTI)	72,195	535,177
Franklin Income Securities Class 2 Sub-Account (ISC)	204	3,184
Franklin Small Cap Value Securities Fund Sub-Account (FVS)	8,901	49,934
Franklin Strategic Income Securities Class 2 Sub-Account (SIC)	79	2,484
Lord Abbett Series Fund, Inc.
All Value Portfolio Sub-Account (LAV)	3,647	27,283
Growth & Income Portfolio Sub-Account (LA1)	72,648	237,809
Growth Opportunities Portfolio Sub-Account (LA9)	49,584	125,065
Mid Cap Value Portfolio Sub-Account (LA2)	35,881	98,986
MFS/Sun Life Series Trust
Bond S Class Sub-Account (MF7)	17,644	139,565
Bond Series Sub-Account (BDS)	32,732	29,557
Capital Appreciation S Class Sub-Account (MFD)	7,710	56,251
Capital Appreciation Series Sub-Account (CAS)	225,626	118,069
Capital Opportunities S Class Sub-Account (CO1)	2,473	6,067
Capital Opportunities Series Sub-Account (COS)	35,356	39,757
Emerging Growth S Class Sub-Account (MFF)	6,464	10,566
Emerging Growth Series Sub-Account (EGS)	153,371	40,774

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions – continued

	Contract Charges	Surrender Charges
MFS/Sun Life Series Trust - continued
Emerging Markets Equity S Class Sub-Account (EM1)	$ 4,515	$ 27,392
Emerging Markets Equity Series Sub-Account (EME)	25,554	36,696
Global Governments S Class Sub-Account (GG1)	862	6,429
Global Governments Series Sub-Account (GGS)	15,735	10,696
Global Growth S Class Sub-Account (GG2)	2,157	13,050
Global Growth Series Sub-Account (GGR)	50,624	40,873
Global Total Return S Class Sub-Account (GT2)	3,929	22,570
Global Total Return Series Sub-Account (GTR)	46,617	37,588
Government Securities S Class Sub-Account (MFK)	80,186	467,609
Government Securities Series Sub-Account (GSS)	94,235	151,982
High Yield S Class Sub-Account (MFC)	53,004	188,701
High Yield Series Sub-Account (HYS)	67,254	78,985
International Growth S Class Sub-Account (IG1)	5,598	23,145
International Growth Series Sub-Account (IGS)	43,830	51,866
International Investors Trust S Class Sub-Account (MI1)	3,475	34,792
International Investors Trust Series Sub-Account (MII)	35,692	22,085
Massachusetts Investors Growth Stock S Class Sub-Account (M1B)	25,752	209,879
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	138,160	157,526
Massachusetts Investors Trust S Class Sub-Account (MFL)	71,987	391,677
Massachusetts Investors Trust Series Sub-Account (MIT)	283,498	242,885
Mid Cap Growth S Class Sub-Account (MC1)	13,239	34,605
Mid Cap Growth Series Sub-Account (MCS)	18,693	12,505
Mid Cap Value S Class Sub-Account (MCV)	8,410	31,992
Money Market S Class Sub-Account (MM1)	54,740	605,027
Money Market Series Sub-Account (MMS)	101,421	168,827
New Discovery S Class Sub-Account (M1A)	64,388	183,920
New Discovery Series Sub-Account (NWD)	46,154	92,021
Research S Class Sub-Account (RE1)	7,227	41,489
Research Series Sub-Account (RES)	141,900	31,590
Research Growth and Income S Class Sub-Account (RG1)	5,035	60,286
Research Growth and Income Series Sub-Account (RGS)	65,190	54,101
Research International S Class Sub-Account (RI1)	43,652	223,651
Research International Series Sub-Account (RIS)	27,178	64,067
Strategic Growth S Class Sub-Account (SG1)	4,470	20,916
Strategic Growth Series Sub-Account (SGS)	5,792	7,592
Strategic Income S Class Sub-Account (SI1)	4,908	30,401
Strategic Income Series Sub-Account (SIS)	12,794	23,457
Strategic Value S Class Sub-Account (SVS)	2,164	11,709
Technology S Class Sub-Account (TE1)	1,207	5,067
Technology Series Sub-Account (TEC)	9,575	9,545
Total Return S Class Sub-Account (MFJ)	196,672	1,360,018
Total Return Series Sub-Account (TRS)	340,197	254,544
Utilities S Class Sub-Account (MFE)	13,986	82,450
Utilities Series Sub-Account (UTS)	98,880	142,009
Value S Class Sub-Account (MV1)	27,720	234,530
Value Series Sub-Account (MVS)	75,028	150,266
Oppenheimer Variable Account Funds
Balanced VA Fund Sub-Account (OBV)	-	-
Capital Appreciation Fund Sub-Account (OCA)	8,837	47,784
Global Securities Fund Sub-Account (OGG)	5,487	73,810
Main Street Fund Sub-Account (OMG)	66,230	722,927
Main Street Small Cap Fund Sub-Account (OMS)	5,323	11,688

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions – continued

	Contract Charges	Surrender Charges
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio Sub-Account (PMB)	$ 2,430	$ 21,949
Low Duration Portfolio Sub-Account (PLD)	67,033	714,764
Real Return Porfolio Sub-Account (PRR)	9,630	50,993
Total Return Portfolio Sub-Account (PTR)	15,303	87,877
VIT All Asset Portfolio Sub-Account (PRA)	423	3,312
VIT Commodity Real Return Strategy Portfolio Sub-Account (PCR)	1,785	2,365
Sun Capital Advisers Trust
All Cap S Class Sub-Account (SSA)	1,206	8,170
Davis Venture Value S Class Sub-Account (SVV)	96	777
FI Large Cap Growth Fund Sub-Account (LGF)	84	-
Investment Grade Bond S Class Sub-Account (IGB)	1,826	7,718
Oppenheimer Main Street Small Cap S Class Sub-Account (VSC)	419	9,874
Real Estate Fund S Class Sub-Account (SRE)	52,779	141,193
Real Estate Fund Sub-Account (SC3)	6,442	21,384
Sun Capital Money Market S Class Sub-Account (CMM)	298	1,441
Van Kampen Life Insurance Trust
LIT Comstock II Sub-Account (VLC)	51	545
Wanger Advisors Trust
Wanger Select Sub-Account (WTF)	667	869
Wanger U.S. Smaller Companies Sub-Account (USC)	5	-

(4) Reserve for Variable Annuities

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant’s contract or certificate, as applicable if the contract’s annuity commencement date is before January 1, 2000. Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table at an assumed rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic, and Regatta Platinum as stated in each participant’s contract or certificate, as applicable if the contract’s annuity commencement date is on or after January 1, 2000. Annuity reserves are calculated using the 2000 Annuitant Mortality Table at an assumed rate of 3% for Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Extra, and Sun Life Financial Masters Flex. Due to the demographics of Regatta Flex II, Regatta Choice II, Sun Life Financial Masters IV, and Sun Life Financial Masters VII, no reserves were required at December 31, 2007. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of investments of the Funds for each Sub-Account for the year ended December 31, 2007:

	Purchases	Sales

Arnhold and S. Bleichroeder Advisers, Inc.
First Eagle Overseas Variable Fund Sub-Account (SGI)	$86,379,460	$ 2,954,514
Columbia Funds Variable Insurance Trust
Columbia Small Cap Value Fund Sub-Account (CSC)	3,293	409
Columbia Marsico 21st Century Portfolio Sub-Account (NMT)	48,213	9,545
Columbia Marsico 21st Century Fund Class B Sub-Account (MCC)	77,392,150	2,786,151
Columbia Marsico Growth Fund Class B Sub-Account (CMG)	7,671,528	496,834
Columbia Marsico Growth Portfolio Sub-Account (NNG)	252	76,171
Columbia Marsico International Opportunities Portfolio Sub-Account (NMI)	8,789,568	463,139
Fidelity Variable Insurance Products Funds
VIP Balanced Svc 2 Sub-Account (FVB)	13,496,710	115,147
VIP Freedom 2010 Portfolio Sub-Account (F10)	5,915,146	2,017,598
VIP Freedom 2015 Portfolio Sub-Account (F15)	10,169,480	749,849
VIP Freedom 2020 Portfolio Sub-Account (F20)	23,829,831	2,945,489
VIP Mid Cap Svc 2 Sub-Account (FVM)	136,789,424	1,159,614
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund Sub-Account (FMS)	64,828,264	8,732,732
Templeton Developing Markets Securities Fund Sub-Account (TDM)	69,724,552	4,690,374
Templeton Growth Securities Fund Class 2 Sub-Account (FTG)	25,814,353	4,470,940
Templeton Foreign Securities Fund Sub-Account (FTI)	95,765,057	82,824,339
Franklin Income Securities Class 2 Sub-Account (ISC)	43,249,338	1,888,608
Franklin Small Cap Value Securities Fund Sub-Account (FVS)	18,441,543	8,536,204
Franklin Strategic Income Securities Class 2 Sub-Account (SIC)	6,348,652	618,885
Lord Abbett Series Fund, Inc.
All Value Portfolio Sub-Account (LAV)	13,734,627	4,084,286
Growth & Income Portfolio Sub-Account (LA1)	273,655,314	9,963,035
Growth Opportunities Portfolio Sub-Account (LA9)	19,044,668	12,533,105
Mid Cap Value Portfolio Sub-Account (LA2)	51,603,687	13,126,664
MFS/Sun Life Series Trust
Bond S Class Sub-Account (MF7)	20,677,184	17,901,645
Bond Series Sub-Account (BDS)	21,961,386	33,988,216
Capital Appreciation S Class Sub-Account (MFD)	1,636,580	7,405,938
Capital Appreciation Series Sub-Account (CAS)	7,691,679	116,786,551
Capital Opportunities S Class Sub-Account (CO1)	828,442	18,658,205
Capital Opportunities Series Sub-Account (COS)	2,221,872	186,576,525
Emerging Growth S Class Sub-Account (MFF)	$2,922,363	4,758,296
Emerging Growth Series Sub-Account (EGS)	5,725,593	79,950,753
Emerging Markets Equity S Class Sub-Account (EM1)	10,071,429	7,708,572
Emerging Markets Equity Series Sub-Account (EME)	28,980,424	32,901,919
Global Governments S Class Sub-Account (GG1)	891,410	867,802
Global Governments Series Sub-Account (GGS)	5,855,572	10,466,175
Global Growth S Class Sub-Account (GG2)	869,848	1,822,900
Global Growth Series Sub-Account (GGR)	6,631,651	36,874,742
Global Total Return S Class Sub-Account (GT2)	5,695,739	3,630,704
Global Total Return Series Sub-Account (GTR)	25,279,714	36,995,532
Government Securities S Class Sub-Account (MFK)	54,208,100	50,555,011
Government Securities Series Sub-Account (GSS)	32,895,131	73,481,758

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued

	Purchases	Sales
MFS/Sun Life Series Trust – continued
High Yield S Class Sub-Account (MFC)	$ 52,979,221	$ 28,052,197
High Yield Series Sub-Account (HYS)	23,668,986	55,480,440
International Growth S Class Sub-Account (IG1)	12,198,492	6,508,227
International Growth Series Sub-Account (IGS)	32,039,417	37,328,486
International Investors Trust S Class Sub-Account (MI1)	206,410,748	4,790,872
International Investors Trust Series Sub-Account (MII)	28,741,200	36,476,133
Massachusetts Investors Growth Stock S Class Sub-Account (M1B)	43,247,871	23,865,927
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	35,859,377	91,009,507
Massachusetts Investors Trust S Class Sub-Account (MFL)	42,612,395	42,463,526
Massachusetts Investors Trust Series Sub-Account (MIT)	14,439,709	192,716,115
Mid Cap Growth S Class Sub-Account (MC1)	1,838,162	8,838,318
Mid Cap Growth Series Sub-Account (MCS)	5,711,023	19,229,690
Mid Cap Value S Class Sub-Account (MCV)	4,363,201	6,361,909
Money Market S Class Sub-Account (MM1)	159,296,632	93,723,838
Money Market Series Sub-Account (MMS)	159,495,464	153,572,346
New Discovery S Class Sub-Account (M1A)	26,384,076	15,678,194
New Discovery Series Sub-Account (NWD)	9,462,041	37,084,182
Research S Class Sub-Account (RE1)	2,973,237	6,801,501
Research Series Sub-Account (RES)	5,623,578	78,974,525
Research Growth and Income S Class Sub-Account (RG1)	28,337,396	5,799,382
Research Growth and Income Series Sub-Account (RGS)	182,895,152	49,567,088
Research International S Class Sub-Account (RI1)	66,952,944	24,440,325
Research International Series Sub-Account (RIS)	21,740,757	35,194,945
Strategic Growth S Class Sub-Account (SG1)	1,489,911	42,517,029
Strategic Growth Series Sub-Account (SGS)	525,373	32,759,980
Strategic Income S Class Sub-Account (SI1)	2,816,862	5,193,570
Strategic Income Series Sub-Account (SIS)	10,230,232	13,816,257
Strategic Value S Class Sub-Account (SVS)	1,471,942	2,407,785
Technology S Class Sub-Account (TE1)	713,446	875,138
Technology Series Sub-Account (TEC)	4,996,405	6,024,858
Total Return S Class Sub-Account (MFJ)	205,150,057	93,667,572
Total Return Series Sub-Account (TRS)	86,595,528	243,329,802
Utilities S Class Sub-Account (MFE)	41,680,904	17,281,438
Utilities Series Sub-Account (UTS)	17,229,715	95,488,756
Value S Class Sub-Account (MV1)	28,296,176	29,305,558
Value Series Sub-Account (MVS)	34,028,086	91,382,314
Oppenheimer Variable Account Funds
Balanced VA Fund Sub-Account (OBV)	2,217,343	131,757
Capital Appreciation Fund Sub-Account (OCA)	8,013,244	12,107,826
Global Securities Fund Sub-Account (OGG)	17,674,671	5,436,889
Main Street Fund Sub-Account (OMG)	236,662,489	30,031,950
Main Street Small Cap Fund Sub-Account (OMS)	4,326,609	5,114,090
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio Sub-Account (PMB)	5,177,785	2,523,079
Low Duration Portfolio Sub-Account (PLD)	414,736,949	33,106,218
Real Return Porfolio Sub-Account (PRR)	23,716,826	10,596,851
Total Return Portfolio Sub-Account (PTR)	174,935,814	9,825,038
VIT All Asset Portfolio Sub-Account (PRA)	2,246,204	451,366
VIT Commodity Real Return Strategy Portfolio Sub-Account (PCR)	7,411,821	2,180,510

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales – continued

	Purchases	Sales
Sun Capital Advisers Trust
All Cap S Class Sub-Account (SSA)	$ 4,752,586	$ 1,278,989
Davis Venture Value S Class Sub-Account (SVV)	28,234,238	1,040,010
FI Large Cap Growth Fund Sub-Account (LGF)	1,629,574	212,076
Investment Grade Bond S Class Sub-Account (IGB)	18,708,508	3,398,704
Oppenheimer Main Street Small Cap S Class Sub-Account (VSC)	112,827,105	397,836
Real Estate Fund S Class Sub-Account (SRE)	109,118,148	7,701,554
Real Estate Fund Sub-Account (SC3)	5,053,770	7,352,772
Sun Capital Money Market S Class Sub-Account (CMM)	578,468	95,787
Van Kampen Life Insurance Trust
LIT Comstock II Sub-Account (VLC)	12,565,825	1,036,449
Wanger Advisors Trust
Wanger Select Sub-Account (WTF)	663,743	174,936
Wanger U.S. Smaller Companies Sub-Account (USC)	33,667	1,159

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of units outstanding, unit values, net assets, investment income ratio, expense ratios, excluding expenses of the underlying funds and the total return, for the years ended December 31, is as follows:

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
SGI
	December 31, 2007(k)	7,791,583	$10.6128	to	$10.6798	$82,974,328	- %	1.35%	to	2.10%	6.13%	to	6.80%
CSC
	December 31, 2007	1,509	11.9646	to	11.9984	18,101	0.26	1.55	to	1.65	(4.19)	to	(4.10)
	December 31, 2006	1,411	12.2863	to	12.5560	17,650	0.26	1.55	to	1.65	17.40	to	17.52
	December 31, 2005 (e)	583	10.6376	to	10.6460	6,200	-	1.55	to	1.65	6.38	to	6.46
NMT
	December 31, 2007	8,690	15.5826	to	15.7150	135,980	0.53	1.35	to	1.65	17.31	to	17.67
	December 31, 2006	6,233	13.0685	to	13.3555	83,087	0.12	1.35	to	1.65	17.77	to	18.13
	December 31, 2005 (e)	462	11.2788	to	11.2788	5,204	-	1.65	to	1.65		12.79
MCC
	December 31, 2007 (k)	6,356,718	12.0821	to	12.1839	77,182,125	0.25	1.30	to	2.30	20.82	to	21.84
CMG
	December 31, 2007 (k)	640,690	11.7433	to	11.8174	7,548,709	-	1.35	to	2.10	17.43	to	18.17
NNG
	December 31, 2007	14,570	13.1322	to	13.1694	191,573	-	1.35	to	1.85	15.29	to	15.88
	December 31, 2006	19,841	11.2465	to	11.4935	226,596	-	1.35	to	1.85	4.14	to	4.66
	December 31, 2005 (e)	4,598	10.9467	to	10.9467	50,336	-	1.75	to	1.75		9.47
NMI
	December 31, 2007	522,074	12.3894	to	17.1796	8,752,767	0.08	1.35	to	2.30	16.91	to	24.52
	December 31, 2006	11,385	14.2400	to	14.5526	165,345	0.19	1.35	to	1.65	21.19	to	21.56
	December 31, 2005 (e)	1,299	11.9430	to	11.9524	15,506	0.08	1.55	to	1.65	19.43	to	19.52
FVB
	December 31, 2007 (k)	1,234,324	10.6929	to	10.7604	13,240,999	3.47	1.35	to	2.10	6.93	to	7.60
F10
	December 31, 2007	585,651	11.6955	to	11.9301	6,929,208	3.24	1.35	to	2.25	5.97	to	6.95
	December 31, 2006	268,016	10.9973	to	11.1613	2,974,098	3.37	1.35	to	2.25	7.12	to	8.10
	December 31, 2005 (f)	23,605	10.3185	to	10.3185	243,563	0.87	1.35	to	1.35		3.18
F15
	December 31, 2007	1,457,747	11.9744	to	12.2416	17,658,270	3.26	1.30	to	2.30	6.55	to	7.65
	December 31, 2006	715,554	11.2046	to	11.3717	8,088,852	2.49	1.30	to	2.30	8.30	to	9.40
	December 31, 2005 (f)	25,858	10.3850	to	10.3937	268,544	1.11	1.35	to	1.85	3.85	to	3.94
F20
	December 31, 2007	2,944,857	12.2148	to	12.4873	36,444,849	2.52	1.30	to	2.30	7.42	to	8.53
	December 31, 2006	1,308,908	11.3368	to	11.5058	14,984,152	3.47	1.30	to	2.30	9.14	to	10.26
	December 31, 2005 (f)	10,353	10.4250	to	10.4346	107,943	0.83	1.35	to	1.90	4.25	to	4.35
FVM
	December 31, 2007 (k)	11,884,177	11.6141	to	11.7169	138,777,417	0.47	1.30	to	2.35	16.14	to	17.17
FMS
	December 31, 2007	6,318,116	14.1466	to	18.0981	111,152,728	1.37	1.30	to	2.35	1.03	to	2.13
	December 31, 2006	3,368,514	13.9177	to	17.7303	58,070,328	1.22	1.30	to	2.35	15.61	to	16.85
	December 31, 2005	1,886,907	12.0251	to	15.1818	27,978,414	0.87	1.30	to	2.30	8.02	to	9.12
	December 31, 2004	1,146,446	11.1069	to	13.9198	15,778,515	0.75	1.25	to	2.30	10.03	to	11.15
	December 31, 2003	489,937	12.2638	to	12.5282	6,110,725	0.78	1.35	to	2.30	22.27	to	23.46
TDM
	December 31, 2007	4,360,786	17.6061	to	18.0187	77,853,382	1.85	1.30	to	2.35	25.74	to	27.10
	December 31, 2006	511,631	13.9683	to	14.1765	7,216,012	1.18	1.30	to	2.30	25.15	to	26.43
	December 31, 2005 (f)	82,552	11.1943	to	11.2121	924,837	-	1.35	to	2.30	11.94	to	12.12
FTG
	December 31, 2007	2,128,221	14.6136	to	20.5944	41,968,435	1.30	1.30	to	2.35	(0.07)	to	1.01
	December 31, 2006	1,134,629	14.5363	to	20.3990	22,093,074	1.21	1.30	to	2.35	18.95	to	20.23
	December 31, 2005	518,022	12.2061	to	16.9753	8,461,348	0.99	1.30	to	2.30	6.37	to	7.45
	December 31, 2004 (d)	185,270	11.4492	to	15.8060	2,822,852	1.01	1.25	to	2.30	13.35	to	14.58
FTI
	December 31, 2007	23,555,118	16.8727	to	22.1685	502,292,060	1.98	1.30	to	2.55	12.50	to	13.95
	December 31, 2006	23,906,416	14.9290	to	19.5344	449,411,615	1.19	1.30	to	2.55	18.36	to	19.87
	December 31, 2005	15,021,292	12.5557	to	16.3623	236,905,307	1.11	1.30	to	2.55	7.37	to	8.74
	December 31, 2004	8,240,520	11.6449	to	15.1080	120,369,576	1.01	1.25	to	2.55	15.50	to	16.92
	December 31, 2003	1,734,535	12.3883	to	12.9673	21,780,367	0.81	1.35	to	2.55	26.43	to	30.43

(d)           For the period February 2, 2004 (commencement of operations) through December 31, 2004.
(e)           For the period April 25, 2005 (commencement of operations) through December 31, 2005.
(f)           For the period October 31, 2005 (commencement of operations) through December 31, 2005.
(k)           For the period March 5, 2007 (commencement of operations) through December 31, 2007.
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
ISC
	December 31, 2007 (k)	3,983,472	$10.1431	to	$10.2071	$40,544,176	1.80%	1.35%	to	2.10%	1.43%	to	2.07%
FVS
	December 31, 2007	1,960,878	13.8819	to	19.8610	37,692,750	0.66	1.30	to	2.50	(4.83)	to	(3.66)
	December 31, 2006	1,597,154	14.4771	to	20.6252	32,015,946	0.63	1.30	to	2.50	14.06	to	15.46
	December 31, 2005	1,065,024	12.6580	to	17.8718	18,622,511	0.75	1.30	to	2.30	6.27	to	7.36
	December 31, 2004	784,791	11.8836	to	16.6555	12,898,583	0.18	1.25	to	2.30	18.84	to	22.07
	December 31, 2003	403,105	13.3363	to	13.6441	5,464,413	0.16	1.35	to	2.30	29.09	to	30.34
SIC
	December 31, 2007 (k)	556,077	10.3009	to	10.3659	5,745,387	2.79	1.35	to	2.10	3.01	to	3.66
LAV
	December 31, 2007	2,132,144	14.3086	to	14.9014	31,216,819	0.58	1.30	to	2.30	4.25	to	5.33
	December 31, 2006	1,530,051	13.6347	to	14.1549	21,338,547	0.81	1.35	to	2.30	12.01	to	13.10
	December 31, 2005	673,060	12.1780	to	12.5157	8,330,401	0.45	1.35	to	2.30	4.50	to	5.51
	December 31, 2004 (d)	344,432	11.6270	to	11.8619	4,063,023	0.73	1.25	to	2.30	13.04	to	16.27
LA1
	December 31, 2007	30,273,162	13.4519	to	18.5163	537,440,084	1.57	1.30	to	2.55	0.79	to	2.09
	December 31, 2006	17,651,095	13.2854	to	18.1473	306,867,936	1.54	1.30	to	2.55	14.29	to	15.75
	December 31, 2005	11,563,674	11.5708	to	15.6855	174,257,651	1.17	1.30	to	2.55	0.62	to	1.91
	December 31, 2004	8,986,821	11.4511	to	15.3996	133,211,678	1.31	1.25	to	2.55	9.77	to	14.82
	December 31, 2003	2,488,679	11.9130	to	13.8575	33,267,291	1.89	1.35	to	2.55	19.13	to	29.25
LA9
	December 31, 2007	5,069,578	14.0149	to	15.9436	73,578,930	-	1.30	to	2.55	18.17	to	19.70
	December 31, 2006	4,902,578	11.8596	to	13.3200	59,707,503	-	1.30	to	2.55	5.15	to	6.50
	December 31, 2005	2,675,259	11.2788	to	12.5076	30,716,359	-	1.30	to	2.55	1.96	to	3.27
	December 31, 2004 (d)	1,203,674	11.0616	to	12.1119	13,428,847	-	1.25	to	2.55	8.39	to	21.12
LA2
	December 31, 2007	5,809,005	13.6038	to	18.8622	105,217,891	0.47	1.30	to	2.55	(2.00)	to	(0.73)
	December 31, 2006	4,471,238	13.7695	to	19.0113	81,834,682	0.63	1.30	to	2.55	9.38	to	10.78
	December 31, 2005	2,743,587	12.5489	to	17.1707	45,585,122	0.51	1.30	to	2.55	5.47	to	6.82
	December 31, 2004	2,592,930	11.8315	to	16.0827	40,628,899	0.51	1.25	to	2.55	18.32	to	22.36
	December 31, 2003	437,574	12.4541	to	13.1433	5,685,572	1.01	1.35	to	2.30	20.80	to	23.07
MF7
	December 31, 2007	6,110,178	9.9948	to	13.2334	76,655,526	5.69	1.00	to	2.55	(0.05)	to	2.24
	December 31, 2006	6,133,332	10.5636	to	12.9429	75,695,316	5.91	1.00	to	2.55	2.20	to	3.82
	December 31, 2005	6,270,011	10.3358	to	12.4661	75,047,190	5.84	1.00	to	2.55	(0.99)	to	0.58
	December 31, 2004	6,078,648	10.4393	to	12.3943	72,842,791	5.91	1.00	to	2.55	3.20	to	4.85
	December 31, 2003	5,706,413	10.1153	to	11.8211	65,794,236	4.22	1.00	to	2.55	1.15	to	8.34
BDS
	December 31, 2007	6,896,916	14.1153	to	15.5456	103,879,319	6.26	1.15	to	1.85	1.60	to	2.35
	December 31, 2006	8,059,857	13.7634	to	15.1894	119,031,240	6.18	1.15	to	1.85	3.26	to	4.00
	December 31, 2005	9,925,405	13.3159	to	14.6046	141,413,865	6.16	1.15	to	1.85	(0.12)	to	0.60
	December 31, 2004	11,381,676	13.3189	to	14.5404	161,562,164	6.19	1.15	to	1.85	4.28	to	5.04
	December 31, 2003	14,515,463	12.4728	to	13.8771	196,808,905	5.07	1.15	to	1.85	7.69	to	8.62
MFD
	December 31, 2007	2,498,904	9.8452	to	16.7408	26,279,858	-	1.00	to	2.30	8.36	to	9.81
	December 31, 2006	3,012,379	9.0437	to	15.2763	29,113,014	-	1.00	to	2.30	3.62	to	5.00
	December 31, 2005	3,518,217	8.6877	to	14.5788	32,540,878	0.37	1.00	to	2.30	(1.67)	to	(0.37)
	December 31, 2004	3,522,979	8.7952	to	14.6624	32,971,898	-	1.00	to	2.10	8.23	to	9.67
	December 31, 2003	3,536,749	8.0892	to	13.3964	30,045,935	-	1.00	to	2.30	25.40	to	27.07
CAS
	December 31, 2007	26,120,429	6.1637	to	33.9807	385,511,764	0.20	1.00	to	1.85	9.07	to	10.02
	December 31, 2006	33,490,792	5.6481	to	28.3245	450,366,226	0.20	1.00	to	1.85	4.41	to	5.31
	December 31, 2005	41,628,520	5.4069	to	26.9998	548,698,901	0.64	1.00	to	1.85	(0.95)	to	(0.09)
	December 31, 2004	41,868,827	5.4557	to	27.1281	564,955,111	0.06	1.00	to	1.85	8.96	to	9.91
	December 31, 2003	47,654,629	5.0044	to	24.7780	612,259,795	-	1.00	to	1.85	26.33	to	27.42
(d)           For the period February 2, 2004 (commencement of operations) through December 31, 2004.
(k)           For the period March 5, 2007 (commencement of operations) through December 31, 2007.
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
CO1
	December 31, 2007 (j)	-	$-		$-	$-	0.36%	1.10%	to	2.25%	9.53%	to	10.14%
	December 31, 2006	1,377,231	9.9965	to	16.8521	16,161,723	0.25	1.10	to	2.25	11.46	to	12.77
	December 31, 2005	1,483,374	8.9324	to	14.9595	14,992,153	0.69	1.10	to	2.25	(0.96)	to	0.20
	December 31, 2004	1,675,705	8.9826	to	14.9448	16,686,864	0.29	1.10	to	2.25	9.93	to	16.04
	December 31, 2003	1,740,370	8.1338	to	13.4434	15,053,183	0.14	1.10	to	2.30	25.06	to	26.60
COS
	December 31, 2007 (j)	-	-		-	-	0.78	1.00	to	1.85	9.79	to	10.24
	December 31, 2006	16,499,273	6.5622	to	18.9934	168,139,747	0.52	1.00	to	1.85	12.21	to	13.18
	December 31, 2005	21,130,668	5.8304	to	16.8464	194,106,985	0.95	1.00	to	1.85	(0.24)	to	0.63
	December 31, 2004	26,220,995	5.8264	to	16.8061	245,462,968	0.49	1.00	to	1.85	10.70	to	11.67
	December 31, 2003	31,162,190	5.2469	to	15.1086	265,953,050	0.36	1.00	to	1.85	25.93	to	27.02
MFF
	December 31, 2007	1,464,903	11.9589	to	20.7435	20,689,801	-	1.00	to	2.30	18.20	to	19.78
	December 31, 2006	1,615,364	10.0706	to	17.3526	18,737,905	-	1.00	to	2.30	5.23	to	6.62
	December 31, 2005	1,747,003	9.5267	to	16.3077	18,519,452	-	1.00	to	2.30	6.40	to	7.81
	December 31, 2004	1,863,783	8.9127	to	15.1566	18,305,802	-	1.00	to	2.25	10.36	to	11.83
	December 31, 2003	1,705,653	8.0389	to	13.5806	14,517,814	-	1.15	to	2.25	28.12	to	29.83
EGS
	December 31, 2007	18,485,750	6.2491	to	26.5065	238,240,356	-	1.00	to	1.85	18.99	to	20.03
	December 31, 2006	24,616,070	5.2490	to	22.1693	263,364,457	-	1.00	to	1.85	6.03	to	6.94
	December 31, 2005	30,633,904	4.9480	to	20.8097	315,569,435	-	1.00	to	1.85	7.12	to	8.05
	December 31, 2004	37,868,174	4.6166	to	19.3335	375,214,309	-	1.00	to	1.85	11.14	to	12.11
	December 31, 2003	44,118,674	4.1517	to	17.3124	407,376,323	-	1.00	to	1.85	29.06	to	30.18
EM1
	December 31, 2007	808,424	18.7701	to	44.3000	22,821,441	1.85	1.15	to	2.50	31.88	to	33.72
	December 31, 2006	813,675	14.2242	to	33.1470	18,546,786	0.90	1.15	to	2.50	26.66	to	28.41
	December 31, 2005	441,657	11.2417	to	25.8270	10,352,754	0.51	1.15	to	2.25	12.42	to	34.88
	December 31, 2004	340,870	15.4356	to	19.1577	6,301,071	0.84	1.15	to	1.85	24.28	to	25.42
	December 31, 2003	336,533	12.4202	to	15.2823	4,983,507	0.39	1.15	to	2.05	49.01	to	50.38
EME
	December 31, 2007	2,587,959	32.5066	to	38.9119	91,911,417	2.02	1.00	to	1.85	33.14	to	34.29
	December 31, 2006	3,300,914	24.4161	to	29.5347	87,687,610	1.12	1.00	to	1.85	27.76	to	28.87
	December 31, 2005	3,923,235	19.1105	to	22.6447	81,260,933	0.68	1.00	to	1.85	34.24	to	35.40
	December 31, 2004	3,707,620	14.2359	to	16.7834	57,029,517	1.02	1.00	to	1.85	24.82	to	25.91
	December 31, 2003	3,765,936	11.4049	to	13.3776	46,170,963	0.59	1.00	to	1.85	49.78	to	51.08
GG1
	December 31, 2007	284,890	12.8359	to	15.0094	4,022,897	-	1.15	to	1.85	6.46	to	7.23
	December 31, 2006	283,792	10.4123	to	14.0408	3,762,442	-	1.15	to	1.85	2.77	to	3.50
	December 31, 2005	327,850	11.8827	to	13.6067	4,232,469	10.41	1.15	to	1.85	(9.20)	to	(8.56)
	December 31, 2004	340,389	13.0273	to	14.9250	4,820,154	12.26	1.15	to	1.85	7.76	to	8.53
	December 31, 2003	408,658	12.0336	to	13.7443	5,349,433	5.62	1.15	to	1.85	13.17	to	13.98
GGS
	December 31, 2007	1,951,821	14.3685	to	25.1849	33,658,588	-	1.00	to	1.85	6.68	to	7.61
	December 31, 2006	2,234,976	13.4688	to	19.1593	36,201,209	-	1.00	to	1.85	3.03	to	3.92
	December 31, 2005	2,809,654	13.0728	to	18.5077	43,876,264	10.70	1.00	to	1.85	(8.92)	to	(8.13)
	December 31, 2004	3,280,149	14.3527	to	20.2232	56,460,907	12.59	1.00	to	1.85	8.02	to	8.96
	December 31, 2003	3,854,620	12.3771	to	18.6329	61,738,804	5.37	1.00	to	1.85	13.46	to	14.44
GG2
	December 31, 2007	494,318	15.6997	to	21.9248	8,590,818	1.43	1.00	to	2.10	10.65	to	11.90
	December 31, 2006	548,900	14.1520	to	19.6328	8,624,775	0.33	1.00	to	2.10	14.55	to	15.84
	December 31, 2005	552,979	12.3227	to	16.9829	7,538,233	0.23	1.00	to	2.10	7.44	to	8.64
	December 31, 2004	614,351	11.4406	to	15.6639	7,740,130	0.31	1.00	to	2.10	12.75	to	14.25
	December 31, 2003	615,859	10.1003	to	13.7376	6,778,114	0.26	1.00	to	2.30	32.02	to	33.78
GGR
	December 31, 2007	5,626,403	10.9557	to	33.6111	124,791,013	1.69	1.00	to	1.85	11.17	to	12.13
	December 31, 2006	7,063,308	9.8502	to	30.0902	140,323,466	0.56	1.00	to	1.85	15.21	to	16.20
	December 31, 2005	8,221,692	8.5455	to	25.9940	145,928,483	0.47	1.00	to	1.85	8.00	to	8.94
	December 31, 2004	9,885,010	7.9081	to	23.9533	165,248,378	0.48	1.00	to	1.85	13.47	to	14.45
	December 31, 2003	11,683,281	6.9659	to	21.0097	175,751,261	0.49	1.15	to	1.85	32.94	to	34.09

(j)           Sub-Account closed on June 25, 2007.
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
GT2
	December 31, 2007	1,161,693	$16.4422	to	$18.5035	$19,774,396	1.99%	1.15%	to	2.05%	6.39%	to	7.37%
	December 31, 2006	1,149,650	14.9739	to	17.2425	18,291,763	0.66	1.15	to	2.05	14.52	to	15.57
	December 31, 2005	1,195,804	13.4408	to	14.9273	16,498,684	3.81	1.00	to	2.05	1.42	to	2.51
	December 31, 2004	1,049,400	13.2252	to	14.5915	14,165,553	2.33	1.15	to	2.05	14.47	to	15.53
	December 31, 2003	965,835	11.5294	to	12.6366	11,304,042	2.14	1.15	to	2.05	20.02	to	21.13
GTR
	December 31, 2007	6,117,487	15.7818	to	30.2720	140,411,531	2.22	1.15	to	1.85	6.84	to	7.62
	December 31, 2006	7,258,332	14.7633	to	28.1974	156,233,915	0.92	1.15	to	1.85	15.11	to	15.95
	December 31, 2005	8,201,461	12.8186	to	24.3793	156,049,255	4.27	1.15	to	1.85	1.85	to	2.59
	December 31, 2004	8,363,603	12.5796	to	23.8232	160,297,490	2.50	1.15	to	1.85	14.94	to	15.78
	December 31, 2003	8,836,494	10.9384	to	20.6270	151,229,262	2.10	1.15	to	1.85	20.70	to	21.58
MFK
	December 31, 2007	24,954,225	10.3645	to	12.4309	281,758,050	4.76	1.00	to	2.55	4.17	to	5.83
	December 31, 2006	25,308,705	9.9499	to	11.7457	272,332,913	4.56	1.00	to	2.55	0.84	to	2.44
	December 31, 2005	19,255,861	9.8669	to	11.4658	205,291,955	4.32	1.00	to	2.55	(0.59)	to	0.99
	December 31, 2004	15,785,190	9.9252	to	11.3535	169,069,438	5.19	1.00	to	2.55	0.86	to	2.51
	December 31, 2003	12,383,782	9.8364	to	11.0490	131,892,096	3.98	1.10	to	2.55	(1.64)	to	0.85
GSS
	December 31, 2007	15,336,252	13.0202	to	24.6917	247,658,015	5.01	1.00	to	1.85	5.19	to	6.10
	December 31, 2006	18,582,159	12.3657	to	19.7009	283,320,766	5.07	1.00	to	1.85	1.77	to	2.65
	December 31, 2005	22,849,712	12.1380	to	19.2660	344,042,581	4.75	1.00	to	1.85	0.42	to	1.28
	December 31, 2004	26,991,543	12.0756	to	19.0953	406,733,201	5.63	1.00	to	1.85	1.84	to	2.72
	December 31, 2003	35,262,145	11.8457	to	18.6615	521,823,973	4.70	1.00	to	1.85	0.26	to	1.13
MFC
	December 31, 2007	9,231,715	11.3703	to	14.9734	132,587,722	7.08	1.00	to	2.55	(1.04)	to	0.54
	December 31, 2006	8,020,269	11.4368	to	14.9231	114,743,896	8.08	1.00	to	2.55	7.25	to	8.95
	December 31, 2005	7,227,900	10.6154	to	13.7254	95,167,528	7.45	1.00	to	2.55	(0.66)	to	0.92
	December 31, 2004	7,034,638	10.6489	to	13.6280	92,066,666	6.45	1.00	to	2.55	6.49	to	8.27
	December 31, 2003	6,699,213	10.8910	to	12.6501	81,254,026	8.01	1.10	to	2.55	8.91	to	20.00
HYS
	December 31, 2007	8,811,448	12.8913	to	30.7416	145,304,823	7.61	1.00	to	1.85	0.03	to	0.90
	December 31, 2006	11,347,579	12.8873	to	25.1862	186,188,557	8.37	1.00	to	1.85	8.36	to	9.29
	December 31, 2005	14,094,783	11.8935	to	23.1337	214,798,743	8.45	1.00	to	1.85	0.31	to	1.17
	December 31, 2004	17,473,238	11.8536	to	22.9531	267,795,978	7.78	1.00	to	1.85	7.51	to	8.45
	December 31, 2003	21,115,563	11.0197	to	21.2473	302,952,628	8.99	1.00	to	1.85	19.20	to	20.23
IG1
	December 31, 2007	1,455,023	11.7343	to	26.4253	26,435,969	1.10	1.00	to	2.30	13.87	to	18.28
	December 31, 2006	1,126,228	17.9775	to	23.0061	20,902,161	0.45	1.00	to	2.05	23.18	to	24.50
	December 31, 2005	1,221,898	14.5644	to	18.5160	18,247,713	0.70	1.00	to	2.05	12.28	to	13.48
	December 31, 2004	1,328,474	12.9450	to	16.3494	17,567,913	0.38	1.00	to	2.05	16.14	to	17.39
	December 31, 2003	1,333,889	11.1229	to	13.9554	15,049,223	0.54	1.15	to	2.05	35.52	to	36.97
IGS
	December 31, 2007	6,494,572	16.5529	to	22.7974	124,612,558	1.41	1.00	to	1.85	14.42	to	15.41
	December 31, 2006	7,850,731	14.4597	to	19.7805	131,169,208	0.68	1.00	to	1.85	23.72	to	24.78
	December 31, 2005	8,840,529	11.6819	to	15.8737	119,334,575	0.93	1.00	to	1.85	12.79	to	13.76
	December 31, 2004	9,969,224	10.3519	to	13.9724	119,165,042	0.56	1.00	to	1.85	16.73	to	17.75
	December 31, 2003	10,442,087	8.8633	to	11.8829	106,629,189	0.75	1.00	to	1.85	36.10	to	37.28
MI1
	December 31, 2007	18,793,055	10.8274	to	26.1320	211,701,396	0.76	1.15	to	2.35	4.83	to	9.23
	December 31, 2006	703,270	20.2099	to	24.7123	14,701,003	1.07	1.15	to	2.05	26.32	to	27.47
	December 31, 2005	661,889	15.9668	to	19.3959	10,873,687	0.88	1.15	to	1.85	12.81	to	13.62
	December 31, 2004	464,476	14.1533	to	17.0802	6,685,849	0.67	1.15	to	1.85	25.37	to	26.27
	December 31, 2003	399,293	11.2880	to	13.5336	4,572,074	0.68	1.15	to	1.85	30.74	to	31.67
MII
	December 31, 2007	4,858,869	18.4723	to	29.1921	113,714,035	1.65	1.00	to	1.85	5.35	to	6.27
	December 31, 2006	5,838,111	17.5246	to	27.5761	129,700,838	1.24	1.00	to	1.85	26.84	to	27.94
	December 31, 2005	5,984,457	13.8089	to	21.6372	105,062,829	1.11	1.00	to	1.85	13.09	to	14.07
	December 31, 2004	5,206,659	12.2041	to	19.0416	82,150,477	0.73	1.00	to	1.85	25.65	to	26.74
	December 31, 2003	4,579,850	9.7077	to	15.0821	58,724,401	1.02	1.15	to	1.85	31.16	to	32.29
M1B
	December 31, 2007	8,274,394	10.4829	to	16.1531	107,971,328	-	1.00	to	2.55	8.41	to	10.15
	December 31, 2006	6,763,495	9.6001	to	14.6951	78,640,745	-	1.00	to	2.55	4.68	to	6.34
	December 31, 2005	7,285,892	9.1054	to	13.8464	78,659,290	0.28	1.00	to	2.55	1.51	to	3.12
	December 31, 2004	7,277,585	8.9065	to	13.4550	75,706,711	-	1.00	to	2.55	6.56	to	8.26
	December 31, 2003	6,650,621	8.2983	to	12.4536	61,950,966	-	1.00	to	2.55	10.66	to	21.62

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
MIS
	December 31, 2007	30,064,891	$7.0025	to	$12.6193	$286,174,371	0.36%	1.00%	to	1.85%	9.46%	to	10.41%
	December 31, 2006	35,387,641	6.3943	to	11.4456	309,578,994	0.10	1.00	to	1.85	5.68	to	6.59
	December 31, 2005	43,809,878	6.0476	to	10.7527	365,666,252	0.52	1.00	to	1.85	2.45	to	3.33
	December 31, 2004	52,900,145	5.9002	to	10.4204	431,900,622	0.07	1.00	to	1.85	7.58	to	8.51
	December 31, 2003	61,247,213	5.4818	to	9.6165	464,658,182	-	1.00	to	1.85	21.11	to	22.15
MFL
	December 31, 2007	19,982,665	11.9080	to	17.2918	310,717,943	1.00	1.00	to	2.55	2.98	to	4.63
	December 31, 2006	19,922,745	11.4804	to	16.5607	295,643,335	0.60	1.00	to	2.55	10.17	to	11.91
	December 31, 2005	14,452,676	10.3470	to	14.8278	185,054,959	0.84	1.00	to	2.55	4.69	to	6.35
	December 31, 2004	7,171,814	9.8134	to	13.9709	75,087,391	0.83	1.00	to	2.25	9.16	to	14.32
	December 31, 2003	7,446,726	8.9484	to	12.6554	69,845,786	0.92	1.00	to	2.30	19.64	to	21.23
MIT
	December 31, 2007	36,869,229	9.9446	to	35.4439	616,787,038	1.18	1.00	to	1.85	3.98	to	4.88
	December 31, 2006	47,922,260	9.5591	to	33.9245	759,598,902	0.82	1.00	to	1.85	11.21	to	12.17
	December 31, 2005	59,467,044	8.5910	to	30.3594	858,600,168	0.97	1.00	to	1.85	5.72	to	6.63
	December 31, 2004	71,195,865	8.1222	to	28.5811	993,646,065	1.03	1.00	to	1.85	9.91	to	10.86
	December 31, 2003	82,105,319	7.3861	to	25.8800	1,068,836,521	1.14	1.00	to	1.85	20.56	to	21.61
MC1
	December 31, 2007	2,822,330	8.2136	to	18.1607	31,670,209	-	1.00	to	2.55	6.78	to	8.49
	December 31, 2006	3,386,735	7.6371	to	16.7744	35,351,366	-	1.00	to	2.55	(0.40)	to	1.18
	December 31, 2005	3,978,465	7.6135	to	16.6129	40,389,836	-	1.00	to	2.55	0.16	to	1.75
	December 31, 2004	4,467,480	7.5470	to	16.3597	44,072,943	-	1.00	to	2.55	11.36	to	13.14
	December 31, 2003	4,289,811	6.7284	to	14.4891	36,228,952	-	1.00	to	2.55	21.51	to	35.96
MCS
	December 31, 2007	7,235,851	5.8323	to	6.3480	44,914,140	-	1.15	to	1.85	7.80	to	8.59
	December 31, 2006	9,323,613	5.4047	to	5.8972	53,469,128	-	1.15	to	1.85	0.45	to	1.18
	December 31, 2005	12,048,420	5.3749	to	5.7777	68,651,430	-	1.15	to	1.85	1.20	to	1.93
	December 31, 2004	14,935,080	5.3057	to	5.6681	83,825,087	-	1.15	to	1.85	12.50	to	13.32
	December 31, 2003	15,334,959	4.7114	to	5.0019	76,141,789	-	1.15	to	1.85	35.33	to	36.31
MCV
	December 31, 2007	1,314,251	13.7171	to	19.0418	21,843,631	-	1.15	to	2.55	(1.00)	to	0.43
	December 31, 2006	1,467,221	13.7842	to	18.9695	24,368,309	-	1.15	to	2.55	8.19	to	9.74
	December 31, 2005	1,682,084	12.6762	to	17.2950	25,549,351	-	1.15	to	2.55	4.67	to	6.17
	December 31, 2004	1,649,863	12.0488	to	16.2981	23,975,740	-	1.15	to	2.55	18.64	to	20.35
	December 31, 2003	1,271,769	10.1039	to	13.5495	15,678,656	0.03	1.15	to	2.55	22.81	to	30.39
MM1
	December 31, 2007	21,267,373	9.9894	to	10.7777	219,489,293	4.47	1.00	to	2.55	1.91	to	3.54
	December 31, 2006	15,330,003	9.7773	to	10.4095	153,918,543	4.28	1.00	to	2.55	1.68	to	3.29
	December 31, 2005	11,958,338	9.5912	to	10.1022	117,199,576	2.49	1.00	to	2.55	(0.14)	to	1.44
	December 31, 2004	8,633,307	9.5804	to	9.9889	84,038,433	0.64	1.00	to	2.55	(2.00)	to	(0.11)
	December 31, 2003	4,896,722	9.7496	to	9.9778	48,317,367	0.38	1.00	to	2.55	(1.93)	to	(0.63)
MMS
	December 31, 2007	14,742,422	10.7767	to	16.0468	188,524,112	4.78	1.00	to	1.85	2.90	to	3.80
	December 31, 2006	14,751,948	10.3731	to	13.9040	182,628,575	4.56	1.00	to	1.85	2.66	to	3.55
	December 31, 2005	15,938,732	10.1733	to	13.4788	191,927,367	2.67	1.00	to	1.85	0.82	to	1.70
	December 31, 2004	19,134,186	10.0645	to	13.3052	228,260,816	0.80	1.00	to	1.85	(1.04)	to	(0.19)
	December 31, 2003	27,710,277	10.1449	to	13.3815	333,687,915	0.64	1.00	to	1.85	(1.23)	to	(0.38)
M1A
	December 31, 2007	9,051,054	10.5672	to	17.0170	138,196,204	-	1.00	to	2.55	(0.35)	to	1.25
	December 31, 2006	8,544,360	10.5494	to	16.8413	128,060,378	-	1.00	to	2.55	10.02	to	11.77
	December 31, 2005	6,422,025	9.5394	to	15.0983	82,239,579	-	1.00	to	2.55	2.29	to	3.91
	December 31, 2004	4,707,914	9.2786	to	14.5596	54,151,676	-	1.00	to	2.55	4.47	to	26.21
	December 31, 2003	3,069,941	8.8358	to	13.7450	28,856,139	-	1.00	to	2.30	22.94	to	33.66
NWD
	December 31, 2007	8,362,104	8.6186	to	17.1469	99,019,794	-	1.00	to	1.85	0.65	to	1.53
	December 31, 2006	10,624,368	8.5367	to	16.9125	125,408,472	-	1.00	to	1.85	11.08	to	12.04
	December 31, 2005	12,797,342	7.6617	to	15.1157	137,501,927	-	1.00	to	1.85	3.27	to	4.16
	December 31, 2004	15,598,558	7.3969	to	14.5325	164,314,000	-	1.00	to	1.85	5.49	to	6.41
	December 31, 2003	17,567,342	6.9904	to	13.6762	176,434,664	-	1.00	to	1.85	32.79	to	33.94
RE1
	December 31, 2007	1,853,837	12.4596	to	19.0382	28,036,878	0.61	1.10	to	2.30	10.36	to	11.72
	December 31, 2006	2,112,711	11.2383	to	17.0586	28,453,629	0.42	1.10	to	2.30	7.79	to	9.11
	December 31, 2005	2,260,668	10.3786	to	15.6503	27,431,958	0.37	1.10	to	2.25	5.29	to	6.53
	December 31, 2004	2,212,955	9.8168	to	14.7062	24,899,828	0.76	1.10	to	2.10	13.05	to	17.40
	December 31, 2003	1,658,552	8.6571	to	12.8834	15,941,604	0.54	1.10	to	2.15	15.22	to	23.64
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
RES
	December 31, 2007	14,094,806	$8.6654	to	$28.7651	$257,818,176	0.84%	1.15%	to	1.85%	11.13%	to	11.94%
	December 31, 2006	18,185,522	7.7933	to	25.7598	297,727,331	0.66	1.15	to	1.85	8.52	to	9.30
	December 31, 2005	23,187,138	7.1781	to	23.6255	352,950,696	0.58	1.15	to	1.85	6.02	to	6.78
	December 31, 2004	28,414,936	6.7673	to	22.1793	416,020,180	0.93	1.15	to	1.85	13.68	to	14.51
	December 31, 2003	34,114,618	5.9499	to	19.4171	449,074,479	0.86	1.15	to	1.85	23.00	to	23.89
RG1
	December 31, 2007	2,707,973	10.8166	to	18.7295	34,458,186	0.16	1.00	to	2.25	6.17	to	8.99
	December 31, 2006	979,416	12.3578	to	17.4884	12,643,624	0.41	1.00	to	2.05	11.12	to	12.31
	December 31, 2005	870,283	11.1213	to	15.6035	9,951,870	0.44	1.10	to	2.05	4.21	to	5.22
	December 31, 2004	905,199	10.6715	to	14.8441	9,872,571	0.47	1.10	to	2.05	11.94	to	13.03
	December 31, 2003	919,450	9.5333	to	13.1465	8,883,437	0.59	1.10	to	2.05	24.88	to	26.09

RGS
	December 31, 2007	14,862,669	11.5494	to	17.6526	208,241,408	0.23	1.00	to	1.85	6.69	to	7.62
	December 31, 2006	6,003,584	10.8138	to	16.4253	77,970,401	0.60	1.00	to	1.85	11.64	to	12.60
	December 31, 2005	6,688,530	9.7530	to	14.6071	78,190,704	0.69	1.00	to	1.85	4.59	to	5.49
	December 31, 2004	7,171,116	9.2426	to	13.8656	80,437,148	0.67	1.00	to	1.85	12.50	to	13.48
	December 31, 2003	7,761,504	8.2069	to	12.2587	77,446,938	0.77	1.15	to	1.85	25.50	to	26.59
RI1
	December 31, 2007	7,944,489	18.5446	to	25.6706	191,456,875	0.92	1.00	to	2.55	9.92	to	11.67
	December 31, 2006	6,902,034	16.7358	to	23.0340	148,626,673	0.93	1.00	to	2.55	24.02	to	25.98
	December 31, 2005	5,123,155	13.4517	to	18.3201	87,231,876	0.59	1.15	to	2.55	13.24	to	14.86
	December 31, 2004	4,045,282	11.8126	to	15.9581	59,726,643	0.38	1.15	to	2.55	17.87	to	19.57
	December 31, 2003	2,221,110	10.6762	to	13.3535	27,027,191	0.26	1.15	to	2.55	25.72	to	31.87
RIS
	December 31, 2007	5,162,219	15.7747	to	28.1322	98,199,663	1.14	1.15	to	1.85	11.05	to	11.86
	December 31, 2006	6,522,015	14.1980	to	25.1497	111,472,872	1.14	1.15	to	1.85	25.12	to	26.03
	December 31, 2005	6,756,158	11.3347	to	19.9559	91,829,693	0.79	1.15	to	1.85	14.41	to	15.24
	December 31, 2004	7,228,881	9.8769	to	17.3169	85,264,194	0.48	1.15	to	1.85	18.95	to	19.82
	December 31, 2003	7,413,002	8.2779	to	14.4526	73,292,770	0.61	1.15	to	1.85	31.38	to	32.34
SG1
	December 31, 2007 (j)	-	-		-	-	-	1.15	to	2.55	6.26	to	6.98
	December 31, 2006	2,994,133	9.0166	to	15.4698	38,158,701	-	1.15	to	2.55	3.67	to	5.15
	December 31, 2005	3,249,303	8.6358	to	14.7193	39,158,679	0.12	1.15	to	2.55	(1.40)	to	0.01
	December 31, 2004	3,351,218	8.6962	to	14.7251	40,429,490	-	1.00	to	2.55	3.86	to	5.51
	December 31, 2003	2,600,189	8.3133	to	13.9839	29,290,904	-	1.00	to	2.55	13.46	to	25.78
SGS
	December 31, 2007 (j)	-	-		-	-	0.11	1.00	to	1.85	6.78	to	7.22
	December 31, 2006	4,617,313	5.8000	to	7.7263	30,067,773	-	1.00	to	1.85	4.61	to	5.52
	December 31, 2005	5,803,755	5.5414	to	7.3504	36,169,909	0.34	1.00	to	1.85	(0.47)	to	0.39
	December 31, 2004	7,207,008	5.5648	to	7.3502	45,009,582	-	1.00	to	1.85	4.84	to	5.75
	December 31, 2003	7,977,749	5.3050	to	6.9772	47,472,900	-	1.00	to	1.85	25.18	to	26.25
SI1
	December 31, 2007	1,425,992	12.5520	to	13.6707	18,942,966	5.10	1.15	to	2.30	0.85	to	2.04
	December 31, 2006	1,662,083	11.2160	to	13.5062	21,695,648	5.71	1.15	to	2.30	4.01	to	5.23
	December 31, 2005	1,805,113	11.9667	to	12.7313	22,487,758	6.66	1.15	to	2.30	(0.72)	to	0.44
	December 31, 2004	1,930,592	12.0538	to	12.6752	24,035,088	5.67	1.15	to	2.25	5.34	to	6.59
	December 31, 2003	1,775,616	11.4507	to	11.8921	20,856,822	4.05	1.15	to	2.25	9.89	to	11.18
SIS
	December 31, 2007	3,392,931	13.4684	to	14.6222	48,007,878	5.51	1.15	to	1.85	1.56	to	2.30
	December 31, 2006	3,797,869	13.2544	to	14.2929	52,671,180	6.07	1.15	to	1.85	4.74	to	5.50
	December 31, 2005	4,397,877	12.6479	to	13.5477	58,018,808	7.12	1.15	to	1.85	0.01	to	0.73
	December 31, 2004	4,922,159	12.6404	to	13.4491	64,706,617	4.80	1.15	to	1.85	6.04	to	6.81
	December 31, 2003	5,366,035	11.9144	to	12.5915	66,281,500	4.48	1.15	to	1.85	10.80	to	11.60
SVS
	December 31, 2007	511,648	11.5718	to	16.8871	7,210,023	1.52	1.15	to	2.35	(4.92)	to	(3.75)
	December 31, 2006	611,352	12.1335	to	17.5537	8,983,508	0.55	1.15	to	2.35	11.25	to	12.62
	December 31, 2005	796,494	10.8728	to	15.5949	10,531,335	0.75	1.15	to	2.30	(3.00)	to	(1.86)
	December 31, 2004	847,507	11.1803	to	15.8984	11,455,484	0.23	1.15	to	2.25	15.05	to	16.41
	December 31, 2003	696,940	9.6926	to	13.6640	8,170,754	0.09	1.15	to	2.30	24.10	to	25.56

(j)  Sub-Account closed on June 25, 2007.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
TE1
	December 31, 2007	314,493	$10.6793	to	$23.5856	$3,552,821	- %	1.15%	to	2.05%	17.53%	to	18.61%
	December 31, 2006	332,775	9.0680	to	19.8947	3,147,970	-	1.15	to	1.85	19.35	to	20.20
	December 31, 2005	419,282	7.5980	to	16.5602	3,377,159	-	1.15	to	1.85	4.07	to	4.81
	December 31, 2004	482,254	7.3009	to	15.8084	3,633,413	-	1.15	to	1.85	(0.13)	to	0.79
	December 31, 2003	547,602	7.2956	to	15.6925	4,095,386	-	1.15	to	2.05	42.38	to	43.69
TEC
	December 31, 2007	4,080,642	4.8154	to	5.4664	21,166,638	-	1.15	to	1.85	17.99	to	18.83
	December 31, 2006	4,306,342	4.0772	to	4.6453	18,818,345	-	1.15	to	1.85	19.72	to	20.57
	December 31, 2005	5,244,561	3.4021	to	3.8152	18,988,564	-	1.15	to	1.85	4.23	to	4.99
	December 31, 2004	6,675,608	3.2606	to	3.6344	23,074,612	-	1.15	to	1.85	0.54	to	1.27
	December 31, 2003	8,298,127	3.2398	to	3.5893	28,352,273	-	1.00	to	2.50	42.71	to	43.74
MFJ
	December 31, 2007	57,895,390	12.2852	to	15.4222	840,502,026	2.67	1.00	to	2.55	1.41	to	3.03
	December 31, 2006	53,249,495	12.0173	to	14.9995	751,331,290	2.50	1.00	to	2.55	9.06	to	10.79
	December 31, 2005	49,480,358	10.9837	to	13.5657	629,492,828	2.32	1.00	to	2.55	0.20	to	1.79
	December 31, 2004	35,062,662	10.9007	to	13.3545	433,233,722	2.17	1.00	to	2.55	8.30	to	10.03
	December 31, 2003	21,048,945	10.2866	to	12.1619	231,480,462	2.74	1.00	to	2.50	9.69	to	15.66
TRS
	December 31, 2007	39,711,318	13.6838	to	42.0157	899,656,744	3.01	1.15	to	1.85	2.38	to	3.13
	December 31, 2006	49,201,194	13.3518	to	34.0206	1,081,166,349	2.82	1.15	to	1.85	10.15	to	10.95
	December 31, 2005	61,210,836	12.1091	to	30.7387	1,229,097,435	2.66	1.15	to	1.85	1.12	to	1.85
	December 31, 2004	70,122,337	11.9625	to	30.2533	1,417,695,061	2.52	1.00	to	1.85	9.40	to	10.35
	December 31, 2003	77,917,832	10.9232	to	27.5211	1,465,467,127	3.35	1.00	to	1.85	14.98	to	15.98
MFE
	December 31, 2007	3,613,171	21.1610	to	36.5673	109,039,810	1.09	1.00	to	2.35	25.25	to	26.99
	December 31, 2006	2,880,540	16.8080	to	28.8532	64,951,521	2.61	1.00	to	2.35	28.87	to	30.65
	December 31, 2005	2,310,367	12.9764	to	22.1297	37,623,081	0.76	1.00	to	2.30	14.35	to	15.81
	December 31, 2004	1,823,681	11.3020	to	19.1479	24,246,657	1.74	1.00	to	2.25	21.17	to	28.71
	December 31, 2003	1,653,827	8.8571	to	14.9068	15,912,021	2.77	1.00	to	2.30	32.90	to	34.67
UTS
	December 31, 2007	11,423,450	17.6690	to	55.8021	329,601,898	1.34	1.15	to	1.85	26.19	to	27.11
	December 31, 2006	14,522,188	13.9930	to	44.0096	327,399,609	2.98	1.15	to	1.85	29.84	to	30.78
	December 31, 2005	16,956,503	10.7441	to	33.7338	299,205,027	0.99	1.15	to	1.85	15.13	to	15.96
	December 31, 2004	18,353,815	9.3039	to	29.1618	285,330,031	1.95	1.15	to	1.85	27.96	to	28.89
	December 31, 2003	20,380,385	7.2490	to	22.6819	249,989,394	3.17	1.15	to	1.85	33.74	to	34.71
MV1
	December 31, 2007	8,166,089	14.7056	to	19.6462	138,202,958	1.35	1.00	to	2.55	4.91	to	6.59
	December 31, 2006	8,782,638	13.9154	to	18.4691	138,689,478	1.28	1.00	to	2.55	17.59	to	19.46
	December 31, 2005	9,478,274	11.7960	to	15.4922	124,900,820	1.19	1.00	to	2.55	3.64	to	5.28
	December 31, 2004	9,411,407	11.3265	to	14.7447	117,692,787	1.14	1.00	to	2.55	12.24	to	14.03
	December 31, 2003	7,717,616	10.0399	to	12.9572	83,091,042	1.35	1.00	to	2.55	18.88	to	23.84
MVS
	December 31, 2007	13,437,738	15.0910	to	21.5393	258,734,352	1.62	1.15	to	1.85	5.92	to	6.69
	December 31, 2006	17,360,967	14.2333	to	20.1884	314,343,755	1.54	1.15	to	1.85	18.73	to	19.59
	December 31, 2005	20,463,991	11.9762	to	16.8820	311,868,666	1.40	1.15	to	1.85	4.63	to	5.39
	December 31, 2004	22,855,509	11.4346	to	16.0188	332,260,043	1.30	1.00	to	1.85	13.38	to	14.36
	December 31, 2003	23,811,669	10.0749	to	14.0264	304,199,758	1.63	1.15	to	1.85	23.00	to	24.06
OBV
	December 31, 2007 (k)	199,285	10.2449	to	10.3095	2,048,287	0.09	1.35	to	2.10	2.45	to	3.10
OCA
	December 31, 2007	2,405,555	13.4033	to	18.1418	41,294,194	0.01	1.30	to	2.55	10.94	to	12.37
	December 31, 2006	2,590,414	11.9843	to	16.1528	39,813,448	0.18	1.30	to	2.55	4.94	to	6.29
	December 31, 2005	2,328,976	11.4153	to	15.2053	33,917,242	0.71	1.30	to	2.55	2.20	to	3.50
	December 31, 2004	2,178,624	12.2953	to	14.6981	30,806,058	0.22	1.25	to	2.55	3.89	to	5.17
	December 31, 2003	1,528,490	11.8349	to	13.9752	20,450,955	0.02	1.35	to	2.55	18.35	to	28.93
OGG
	December 31, 2007	2,653,815	16.1268	to	16.8504	43,790,664	1.05	1.30	to	2.30	3.63	to	4.69
	December 31, 2006	1,996,825	15.4407	to	16.0948	31,585,162	0.68	1.30	to	2.30	14.67	to	15.84
	December 31, 2005	991,457	13.5710	to	13.8938	13,587,975	0.67	1.30	to	2.30	11.44	to	12.58
	December 31, 2004 (d)	514,788	12.1774	to	12.3035	6,301,890	0.10	1.25	to	2.30	16.14	to	17.27

(d)  For the period February 2, 2004 (commencement of operations) through December 31, 2004.
(k)  For the period March 5, 2007 (commencement of operations) through December 31, 2007.
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
OMG
	December 31, 2007	44,367,479	$13.1710	to	$16.5411	$706,504,514	0.74%	1.30%	to	2.55%	1.48%	to	2.79%
	December 31, 2006	31,198,650	12.9188	to	16.1003	484,702,859	0.79	1.30	to	2.55	11.84	to	13.27
	December 31, 2005	17,938,766	11.4982	to	14.2212	246,848,978	0.91	1.30	to	2.55	3.05	to	4.37
	December 31, 2004	8,686,835	11.1107	to	13.6327	114,799,188	0.25	1.25	to	2.55	6.36	to	11.40
	December 31, 2003	509,155	11.8023	to	12.6618	6,365,427	0.19	1.35	to	2.30	16.55	to	24.73
OMS
	December 31, 2007	870,402	14.5452	to	20.1827	17,001,852	0.17	1.30	to	2.30	(3.67)	to	(2.68)
	December 31, 2006	925,673	14.9139	to	20.7493	18,678,581	0.02	1.30	to	2.30	12.03	to	13.17
	December 31, 2005	595,796	13.3787	to	18.3437	10,694,455	-	1.35	to	2.30	7.20	to	8.24
	December 31, 2004	489,698	15.2353	to	16.9475	8,170,089	-	1.25	to	2.30	16.43	to	17.57
	December 31, 2003	236,889	13.7917	to	14.4153	3,383,961	-	1.35	to	2.30	30.85	to	42.30
PMB
	December 31, 2007	635,006	13.1766	to	20.5534	12,385,714	5.76	1.30	to	2.25	3.43	to	4.44
	December 31, 2006	534,239	12.6765	to	19.6898	9,997,829	5.39	1.30	to	2.25	6.82	to	7.86
	December 31, 2005	290,180	11.8652	to	18.2643	5,141,808	5.13	1.35	to	2.25	8.30	to	9.29
	December 31, 2004 (d)	96,856	15.8431	to	16.7115	1,583,863	4.20	1.25	to	2.25	9.59	to	10.61
PLD
	December 31, 2007	80,692,069	10.3597	to	10.8883	864,760,462	4.75	1.30	to	2.55	4.62	to	5.97
	December 31, 2006	45,681,184	9.9020	to	10.2799	463,694,126	4.25	1.30	to	2.55	1.33	to	2.63
	December 31, 2005	23,604,352	9.7717	to	10.0216	234,513,041	2.90	1.30	to	2.55	(1.56)	to	(0.30)
	December 31, 2004 (d)	11,851,375	9.9261	to	10.0564	118,663,580	1.46	1.25	to	2.55	(0.75)	to	0.47
PRR
	December 31, 2007	4,125,528	11.0670	to	13.2982	53,416,156	4.64	1.30	to	2.35	8.05	to	9.22
	December 31, 2006	3,162,459	10.1108	to	12.1816	37,613,046	4.23	1.30	to	2.35	(1.65)	to	(0.59)
	December 31, 2005	2,712,386	10.2970	to	12.2602	32,648,274	2.84	1.30	to	2.30	(0.24)	to	0.77
	December 31, 2004	1,942,972	10.2697	to	12.1722	23,367,250	1.04	1.25	to	2.30	2.70	to	7.44
	December 31, 2003	997,936	11.1063	to	11.3288	11,220,537	1.66	1.35	to	2.30	6.35	to	7.38
PTR
	December 31, 2007	20,114,681	10.8948	to	12.3852	243,883,703	4.78	1.30	to	2.55	5.97	to	7.34
	December 31, 2006	6,231,960	10.2806	to	11.5442	70,316,909	4.41	1.30	to	2.55	1.21	to	2.51
	December 31, 2005	5,192,072	10.1577	to	11.2677	57,410,982	3.44	1.30	to	2.55	(0.15)	to	1.12
	December 31, 2004	4,491,441	10.1448	to	11.1480	49,373,803	1.90	1.25	to	2.55	1.45	to	3.47
	December 31, 2003	3,385,657	9.9532	to	10.7740	36,064,300	2.54	1.35	to	2.55	(0.47)	to	3.63
PRA
	December 31, 2007	340,476	11.0947	to	11.2797	3,802,578	8.56	1.35	to	2.25	5.88	to	6.86
	December 31, 2006	192,534	10.4068	to	10.5620	2,021,607	6.50	1.35	to	2.25	2.31	to	3.25
	December 31, 2005 (f)	18,761	10.2116	to	10.2236	191,646	4.67	1.35	to	2.05	2.12	to	2.24
PCR
	December 31, 2007	977,885	11.7108	to	11.9855	11,610,424	4.99	1.30	to	2.35	20.33	to	21.63
	December 31, 2006	494,790	9.7092	to	9.8541	4,852,130	6.00	1.30	to	2.30	(5.32)	to	(4.36)
	December 31, 2005 (f)	49,012	10.2856	to	10.3019	504,509	2.08	1.35	to	2.30	2.86	to	3.02
SSA
	December 31, 2007	643,565	11.5044	to	12.6500	7,577,757	0.69	1.30	to	2.30	(8.24)	to	(7.30)
	December 31, 2006	403,028	12.4447	to	13.6457	5,143,745	1.56	1.30	to	2.30	17.03	to	18.22
	December 31, 2005	146,395	10.7134	to	11.5423	1,582,621	-	1.30	to	2.30	(3.25)	to	(2.26)
	December 31, 2004 (d)	99,939	11.0730	to	11.1712	1,110,866	0.09	1.25	to	2.30	10.73	to	11.71
SVV
	December 31, 2007 (k)	2,540,048	10.5313	to	10.5978	26,839,611	0.52	1.35	to	2.10	5.31	to	5.98
LGF
	December 31, 2007	223,425	10.2859	to	10.4178	2,312,144	-	1.35	to	2.10	4.53	to	5.33
	December 31, 2006 (h)	80,896	9.8104	to	9.8937	797,765	-	1.35	to	2.10	(1.60)	to	(1.10)
IGB
	December 31, 2007	2,196,971	10.5929	to	11.0236	23,839,225	4.94	1.30	to	2.35	1.07	to	2.16
	December 31, 2006	821,108	10.4189	to	10.7963	8,748,658	5.05	1.30	to	2.30	2.73	to	3.78
	December 31, 2005	340,324	10.2177	to	10.4083	3,511,097	4.45	1.30	to	2.30	(0.60)	to	0.41
	December 31, 2004 (d)	67,201	10.2282	to	10.3705	694,126	4.32	1.25	to	2.30	2.28	to	3.71
VSC
	December 31, 2007 (k)	10,111,572	9.7546	to	9.8411	99,172,712	-	1.30	to	2.35	(2.45)	to	(1.59)
(d)  For the period February 2, 2004 (commencement of operations) through December 31, 2004.
(f)   For the period October 31, 2005 (commencement of operations) through December 31, 2005.
(h)  For the period May 1, 2006 (commencement of operations) through December 31, 2006.
(k)  For the period March 5, 2007 (commencement of operations) through December 31, 2007.
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
SRE
	December 31, 2007	10,404,402	$14.9817	to	$15.7163	$161,037,838	1.28%	1.30%	to	2.55%	(15.56)%	to	(14.47)%
	December 31, 2006	5,480,387	17.7423	to	18.3844	99,533,635	1.38	1.30	to	2.55	35.12	to	36.85
	December 31, 2005	3,596,058	13.1306	to	13.4410	47,926,006	1.38	1.30	to	2.55	6.58	to	7.95
	December 31, 2004 (d)	1,693,151	12.3194	to	12.4577	20,994,795	-	1.25	to	2.55	23.19	to	24.58
SC3
	December 31, 2007	608,427	19.3181	to	23.3818	13,338,079	1.33	1.35	to	2.55	(15.36)	to	(14.31)
	December 31, 2006	769,769	22.8241	to	27.3850	19,831,254	1.58	1.35	to	2.55	35.43	to	37.09
	December 31, 2005	967,700	16.8526	to	20.0460	18,256,525	1.61	1.35	to	2.55	6.88	to	8.19
	December 31, 2004	1,046,871	15.7675	to	18.5935	18,344,566	1.68	1.25	to	2.55	29.91	to	31.52
	December 31, 2003	960,307	12.1371	to	14.1883	12,836,641	-	1.35	to	2.55	21.37	to	34.11
CMM
	December 31, 2007	161,444	10.5037	to	10.7137	1,712,816	4.50	1.35	to	2.05	2.46	to	3.19
	December 31, 2006	119,244	10.1589	to	10.3821	1,230,135	4.30	1.35	to	2.05	2.21	to	2.93
	December 31, 2005 (e)	48,728	10.0463	to	10.0862	490,142	2.24	1.35	to	1.85	0.46	to	0.86
VLC
	December 31, 2007 (k)	1,104,540	9.8387	to	9.9008	10,902,301	-	1.35	to	2.10	(1.61)	to	(0.99)
WTF
	December 31, 2007	109,329	14.3426	to	14.7127	1,593,216	-	1.35	to	2.25	6.92	to	7.91
	December 31, 2006	76,127	13.3415	to	13.6344	1,031,416	0.29	1.35	to	2.25	17.02	to	18.09
	December 31, 2005 (e)	36,338	11.4820	to	11.5458	418,444	-	1.35	to	2.05	14.82	to	15.46
USC
	December 31, 2007	5,229	12.0360	to	12.1732	63,311	-	1.65	to	2.05	3.22	to	3.64
	December 31, 2006	2,650		11.7457		31,111	0.13		1.65			6.10
	December 31, 2005 (e)	699		11.0707		7,735	-		1.65			10.71

(d)  For the period February 2, 2004 (commencement of operations) through December 31, 2004.
(e)  For the period April 25, 2005 (commencement of operations) through December 31, 2005.
(k)  For the period March 5, 2007 (commencement of operations) through December 31, 2007.

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortaliy and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(7) Tax Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code (the “Code”), a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract. The Sponsor believes that the Sub-Account satisfies the current requirements of the regulations, and it intends that the Sub-Account will continue to meet such requirements.

Report of Independent Registered Public Accounting Firm

To the Participants in Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun life Financial Masters Extra, Sun life Financial Masters Choice, Sun life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts of Sun Life of Canada (U.S.) Variable Account F and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of condition of Arnhold First Eagle Overseas Variable Fund Sub-Account, Columbia Small Cap Value Fund Sub-Account, Columbia Marsico 21st Century Portfolio Sub-Account, Columbia Marsico 21st Century Fund, Class B Sub-Account, Columbia Marsico Growth Fund Class B Sub-Account, Columbia Marsico Growth Portfolio Sub-Account, Columbia Marsico International Opportunities Portfolio Sub-Account, Fidelity VIP Balanced Svc 2 Sub-Account, Fidelity VIP Freedom 2010 Portfolio Sub-Account, Fidelity VIP Freedom 2015 Portfolio Sub-Account, Fidelity VIP Freedom 2020 Portfolio Sub-Account, Fidelity VIP Mid Cap Svc 2 Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund Sub-Account, Franklin Templeton VIP Templeton Developing Markets Securities Fund Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund Class 2 Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund Sub-Account, Franklin Templeton VIP Franklin Income Securities Class 2 Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Class 2 Sub-Account, Lord Abbett All Value Portfolio Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Growth Opportunities Portfolio Sub-Account, Lord Abbett Mid Cap Value Portfolio Sub-Account, MFS/Sun Life Bond S Class Sub-Account, MFS/Sun Life Bond Series Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Capital Appreciation Series Sub-Account, MFS/Sun Life Capital Opportunities S Class Sub-Account, MFS/Sun Life Capital Opportunities Series Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Emerging Growth Series Sub-Account, MFS/Sun Life Emerging Markets Equity S Class Sub-Account, MFS/Sun Life Emerging Markets Equity Series Sub-Account, MFS/Sun Life Global Governments S Class Sub-Account, MFS/Sun Life Global Governments Series Sub-Account, MFS/Sun Life Global Growth S Class Sub-Account, MFS/Sun Life Global Growth Series Sub-Account, MFS/Sun Life Global Total Return S Class Sub-Account, MFS/Sun Life Global Total Return Series Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Government Securities Series Sub-Account,  MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life High Yield Series Sub-Account, MFS/Sun Life International Growth S Class Sub-Account, MFS/Sun Life International Growth Series Sub-Account, MFS/Sun Life International Investors Trust S Class Sub-Account, MFS/Sun Life International Investors Trust Series Sub-Account, Massachusetts Investors Growth Stock S Class Sub-Account, Massachusetts Investors Growth Stock Series Sub-Account, Massachusetts Investors Trust S Class Sub-Account, Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Mid Cap Growth S Class Sub-Account, MFS/Sun Life Mid Cap Growth Series Sub-Account, MFS/Sun Life Mid Cap Value S Class Sub-Account, MFS/Sun Life Money Market S Class Sub-Account, MFS/Sun Life Money Market Series Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account, MFS/Sun Life New Discovery Series Sub-Account, MFS/Sun Life Research S Class Sub-Account, MFS/Sun Life Research Series Sub-Account, MFS/Sun Life Research Growth and Income S Class Sub-Account, MFS/Sun Life Research Growth and Income Series Sub-Account, MFS/Sun Life Research International S Class Sub-Account, MFS/Sun Life Research International Series Sub-Account, MFS/Sun Life Strategic Growth S Class Sub-Account, MFS/Sun Life Strategic Growth Series Sub-Account, MFS/Sun Life Strategic Income S Class Sub-Account, MFS/Sun Life Strategic Income Series Sub-Account, MFS/Sun Life Strategic Value S Class Sub-Account, MFS/Sun Life Technology S Class Sub-Account, MFS/Sun Life Technology Series Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Total Return Series Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Utilities Series Sub-Account, MFS/Sun Life Value S Class Sub-Account, MFS/Sun Life Value Series Sub-Account, Oppenheimer VA Balanced VA Fund Sub-Account, Oppenheimer VA Capital Appreciation Fund Sub-Account, Oppenheimer VA Global Securities Fund Sub-Account, Oppenheimer VA Main Street Fund Sub-Account, Oppenheimer VA Main St. Small Cap Fund Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Real Return Portfolio Sub-Account, PIMCO VIT Total Return Portfolio Sub-Account, VIT All Asset Portfolio Sub-Account, VIT Commodity Real Return Strategy Portfolio Sub-Account, Sun Capital All Cap S Class Sub-Account, Sun Capital Davis Venture Value S Class Sub-Account, Sun Capital FI Large Cap Growth Fund Sub-Account, Sun Capital Investment Grade Bond S Class Sub-Account, Sun Capital Oppenheimer Main Street Small Cap S Class Sub-Account, Sun Capital Real Estate Fund S Class Sub-Account, Sun Capital Real Estate Fund Sub-Account, Sun Capital Money Market S Class Sub-Account, Van Kampen LIT Comstock II Sub-Account, Wanger Select Sub-Account, and Wanger U.S. Smaller Companies Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the “Sub-Accounts”), as of December 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Sponsor’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2007, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 18, 2008

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Assets and Liabilities - December 31, 2007

Assets:
Investment in	Shares	Cost	Value
AIM Variable Insurance Fund, Inc.
V.I. Core Equity Fund Series 2 Sub-Account (AG3)	13,551	$318,349	$391,340
V.I. Capital Appreciation Fund Sub-Account (AI1)	1,355,393	34,746,374	39,807,883
V.I. Core Equity Fund Sub-Account (AI3)	945,348	21,281,981	27,519,092
V.I. International Growth Fund Sub-Account (AI4)	987,351	19,609,477	33,204,625
V.I. Capital Appreciation Fund Series 2 Sub-Account (AI7)	46,364	1,131,924	1,342,229
V.I. International Growth Fund Series 2 Sub-Account (AI8)	26,741	588,489	888,856
V.I. Small Cap Equity Fund Sub-Account (ASC)	261,536	4,191,457	4,061,659
V.I. Dynamics Fund Sub-Account (IV1)	160,912	2,636,688	3,095,938
V.I. Small Company Growth Fund Sub-Account (IV2) (a)	-	-	-
Arnhold and S. Bleichroeder Advisers, Inc.
First Eagle VFT Overseas Variable Series Sub-Account (SGI)	5,404,253	148,667,394	159,749,723
The Alger American Fund
Growth Portfolio Sub-Account (AL1) (a)	-	-	-
Income and Growth Portfolio Sub-Account (AL2)	1,234,706	12,571,433	14,964,633
Small Capitalization Portfolio Sub-Account (AL3)	164,112	2,709,557	5,468,220
Alliance Variable Products Series Fund, Inc.
Large Cap Growth Portfolio Sub-Account (AN1) (a)	-	-	-
Global Technology Portfolio Sub-Account (AN2)	107,203	1,865,395	2,177,291
Growth and Income Portfolio Sub-Account (AN3)	1,088,154	24,647,252	28,890,490
International Growth Portfolio Sub-Account (AN4)	772,430	20,668,126	19,102,184
Small Cap Growth Portfolio Sub-Account (AN5)	165,523	2,180,503	2,514,299
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio Sub-Account (CS1)	129,316	2,455,235	3,049,272
International Focus Portfolio Sub-Account (CS2)	26,210	281,907	415,422
Global Small Cap Portfolio Sub-Account (CS3)	23,471	288,777	330,476
Small Cap Growth Portfolio Sub-Account (CS4)	79,083	1,156,966	1,223,415
Fidelity Variable Insurance Products Funds
VIP Contrafund Portfolio Sub-Account (FL1)	1,938,302	55,701,407	53,225,775
VIP Overseas Fund Portfolio Sub-Account (FL2)	412,642	7,810,372	10,365,571
VIP Growth Fund Portfolio Sub-Account (FL3)	1,394,844	44,134,095	62,279,803
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2 Sub-Account (FTG)	483,945	6,970,711	7,472,109
Templeton Foreign Securities Fund Sub-Account (FTI)	375,513	6,310,162	7,604,129
Goldman Sachs Variable Insurance Trust
VIT Structured Small Cap Equity Fund Sub-Account (GS2)	304,580	4,124,557	3,262,049
VIT Structured US Equity Fund Sub-Account (GS3)	847,942	9,864,055	11,158,915
VIT Growth and Income Fund Sub-Account (GS4)	570,213	7,465,312	7,144,774
VIT International Equity Fund Sub-Account (GS5)	510,522	5,515,976	7,024,777
VIT Capital Growth Fund Sub-Account (GS7)	237,611	2,504,797	3,024,788
J.P. Morgan Series Trust II
US Large Cap Core Equity Portfolio Sub-Account (JP1)	373,016	5,090,043	5,889,921
International Opportunities Portfolio Sub-Account (JP2)	215,250	2,373,581	3,433,234
Small Company Portfolio Sub-Account (JP3)	236,287	3,633,766	3,794,768
Legg Mason Partners Variable Portfolios, Inc.
Capital and Income Portfolio Sub-Account (LCI)	143,932	2,076,602	1,786,197
Fundamental Value Portfolio Sub-Account (LMI)	23,541	563,341	510,603
All Cap Portfolio Sub-Account (SB1) (a)
Investors Sub-Account (SB2)	34,733	464,637	573,793
Strategic Bond Portfolio Sub-Account (SB3)	164,948	1,767,557	1,637,929
Total Return Portfolio Sub-Account (SB4) (a)	-	-	-
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio Sub-Account (LA1)	5,459,389	135,431,810	152,371,539
Mid Cap Value Portfolio Sub-Account (LA2)	4,654,685	89,760,413	87,973,548
International Portfolio Sub-Account (LA3)	638,316	7,323,494	6,912,962
MFS/Sun Life Series Trust
Capital Appreciation Series Sub-Account (CAS)	292,935	5,289,503	6,661,331

(a) Sub-Account closed on April 30, 2007.

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2007 - continued

MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Emerging Growth Series Sub-Account (EGS)	683,137	$10,064,195	$15,281,773
Government Securities Series Sub-Account (GSS)	1,719,069	22,046,970	22,158,801
High Yield Series Sub-Account (HYS)	2,062,072	13,734,345	13,527,191
New Discovery S Class Sub-Account (M1A)	2,278,331	29,424,666	36,384,954
Massachusetts Investors Growth Stock S Class Sub-Account (M1B)	721,378	6,092,661	8,360,777
High Yield S Class Sub-Account (MFC)	1,520,481	10,149,008	9,883,130
Capital Appreciation S Class Sub-Account (MFD)	45,965	811,551	1,036,045
Utilities S Class Sub-Account (MFE)	464,446	8,189,847	13,603,619
Emerging Growth S Class Sub-Account (MFF)	86,454	1,404,799	1,902,862
Total Return S Class Sub-Account (MFJ)	3,513,141	64,263,399	67,909,016
Government Securities S Class Sub-Account (MFK)	1,492,493	19,312,167	19,118,833
Massachusetts Investors Trust S Class Sub-Account (MFL)	177,847	4,787,847	6,265,566
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	1,475,929	13,181,741	17,253,604
Massachusetts Investors Trust Series Sub-Account (MIT)	461,627	12,129,742	16,392,370
Money Market Series Sub-Account (MMS)	2,267,473	2,267,473	2,267,473
New Discovery Series Sub-Account (NWD)	1,686,782	20,668,358	27,393,333
Total Return Series Sub-Account (TRS)	2,003,158	36,482,473	39,061,582
Utilities Series Sub-Account (UTS)	1,252,878	20,021,621	36,984,947
OCC Accumulation Trust
Equity Portfolio Sub-Account (OP1)	87,662	3,034,387	3,179,506
Mid Cap Value Portfolio Sub-Account (OP2)	298,562	4,288,696	4,839,682
Small Cap Portfolio Sub-Account (OP3)	59,393	1,767,295	1,733,691
Managed Portfolio Sub-Account (OP4)	21,712	860,857	840,036
PIMCO Variable Insurance Trust
High Yield Portfolio Sub-Account (PHY)	8,653,872	70,861,219	69,663,675
Emerging Markets Bond Portfolio Sub-Account (PMB)	4,022,221	53,830,239	54,983,761
Real Return Portfolio Sub-Account (PRR)	1,337,929	16,763,159	16,817,766
Total Return Portfolio Sub-Account (PTR)	9,369,901	96,457,953	98,290,260
Rydex Variable Trust
Nova Fund Sub-Account (RX1)	55,653	483,922	559,869
OTC Fund Sub-Account (RX2)	64,933	1,037,381	1,176,591
Sun Capital Advisers Trust
FI Large Cap Growth Fund I Class Sub-Account (LCG)	1,790,790	18,684,070	19,071,913
FI Large Cap Growth Fund Sub-Account (LGF)	647,530	6,759,817	6,883,249
Sun Capital Money Market Fund Sub-Account (SC1)	80,714,389	80,714,389	80,714,389
Sun Capital Investment Grade Bond Fund Sub-Account (SC2)	3,441,055	33,644,187	32,621,204
Sun Capital Real Estate Fund Sub-Account (SC3)	3,206,295	60,404,044	58,482,821
SC Blue Chip Mid Cap Fund Sub-Account (SC5)	4,112,446	69,183,710	73,818,406
SC Davis Venture Value Fund Sub-Account (SC7)	3,510,636	36,896,368	47,920,180
SC Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	5,296,199	71,003,193	68,744,661
Sun Capital All Cap Fund Sub-Account (SCM)	167,647	1,968,623	1,805,559
	183,076,289	$1,629,849,847	$1,789,238,657
Liability:
Payable to Sponsor			(557,894)
Net Assets Applicable to Participants			$1,788,680,763

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Assets and Liabilities - December 31, 2007 - continued

Net Assets Applicable to Participants:	Applicable to Participants of		Reserve for
	Deferred Variable Annuity Contracts		Variable
MFS Consolidated Futurity Contracts:	Units	Value	Annuities	Total
AIM Variable Insurance Fund, Inc.
AG3	25,019	$391,340	$-	$391,340
AI1	4,136,257	39,725,939	77,235	39,803,174
AI3	2,684,124	27,446,070	66,142	27,512,212
AI4	2,168,045	33,092,719	89,393	33,182,112
AI7	89,504	1,304,248	35,591	1,339,839
AI8	37,189	888,856	-	888,856
ASC	411,171	4,061,659	-	4,061,659
IV1	256,825	3,067,796	28,709	3,096,505
IV2 (a)	-	-	-	-
Arnhold and S. Bleichroeder Advisers, Inc.
SGI	4,959,755	159,641,903	119,518	159,761,421
The Alger American Fund
AL1 (a)	-	-	-	-
AL2	1,370,785	14,902,516	34,619	14,937,135
AL3	469,618	5,422,979	38,612	5,461,591
Alliance Variable Products Series Fund, Inc.
AN1 (a)	-	-	-	-
AN2	232,519	2,177,291	-	2,177,291
AN3	2,272,930	28,884,768	-	28,884,768
AN4	776,150	19,039,534	59,032	19,098,566
AN5	180,795	2,484,543	28,698	2,513,241
Credit Suisse Institutional Fund, Inc.
CS1	89,977	3,000,535	43,046	3,043,581
CS2	27,519	414,893	394	415,287
CS3	25,108	314,066	12,458	326,524
CS4	112,854	1,220,895	2,089	1,222,984
Fidelity Variable Insurance Products Funds
FL1	2,960,551	53,162,337	60,320	53,222,657
FL2	646,769	10,313,523	50,193	10,363,716
FL3	5,224,408	62,185,245	87,257	62,272,502
Franklin Templeton Variable Insurance Products Trust
FTG	368,037	7,471,651	-	7,471,651
FTI	323,272	7,549,690	50,593	7,600,283
Goldman Sachs Variable Insurance Trust
GS2	222,304	3,235,666	20,350	3,256,016
GS3	980,655	11,120,070	22,754	11,142,824
GS4	529,518	7,144,769	-	7,144,769
GS5	511,690	6,979,735	39,676	7,019,411
GS7	277,254	2,990,856	28,613	3,019,469
J.P. Morgan Series Trust II
JP1	560,270	5,821,650	60,166	5,881,816
JP2	247,671	3,414,774	14,976	3,429,750
JP3	281,192	3,793,017	-	3,793,017
Legg Mason Partners Variable Portfolios, Inc.
LCI	176,830	1,771,796	13,399	1,785,195
LMI	53,713	510,603	-	510,603
SB1 (a)	-	-	-	-
SB2	35,049	573,793	-	573,793
SB3	104,249	1,603,387	29,594	1,632,981
SB4 (a)	-	-	-	-
Lord Abbett Series Fund, Inc.
LA1	9,829,811	152,256,521	111,759	152,368,280
LA2	5,381,998	87,912,259	69,781	87,982,040
LA3	379,864	6,867,597	42,632	6,910,229

(a) Sub-Account closed on April 30, 2007.

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Assets and Liabilities - December 31, 2007 - continued

	Applicable to Participants of		Reserve for
	Deferred Variable Annuity Contracts		Variable
MFS/Sun Life Series Trust	Units	Value	Annuities	Total

CAS	809,834	$6,629,978	$25,035	$6,655,013
EGS	1,537,801	15,106,466	152,021	15,258,487
GSS	1,590,552	22,106,358	42,988	22,149,346
HYS	989,027	13,449,768	64,626	13,514,394
M1A	2,976,821	36,357,627	31,980	36,389,607
M1B	755,576	8,360,777	-	8,360,777
MFC	705,076	9,883,130	-	9,883,130
MFD	95,532	1,036,045	-	1,036,045
MFE	587,901	13,603,597	-	13,603,597
MFF	139,120	1,894,847	7,645	1,902,492
MFJ	4,939,318	67,832,648	63,301	67,895,949
MFK	1,607,136	19,118,259	421	19,118,680
MFL	498,656	6,259,926	4,919	6,264,845
MIS	2,087,025	17,177,695	71,787	17,249,482
MIT	1,506,689	16,305,107	56,735	16,361,842
MMS	187,063	2,267,473	-	2,267,473
NWD	2,511,288	27,389,076	3,239	27,392,315
TRS	2,539,605	39,015,955	34,172	39,050,127
UTS	1,671,698	36,762,826	180,358	36,943,184
OCC Accumulation Trust
OP1	224,003	3,172,169	5,599	3,177,768
OP2	155,858	4,780,602	46,830	4,827,432
OP3	75,198	1,684,601	42,311	1,726,912
OP4	62,458	840,036	-	840,036
PIMCO Variable Insurance Trust
PHY	4,415,930	69,620,268	47,911	69,668,179
PMB	2,757,129	54,938,622	47,910	54,986,532
PRR	1,329,677	16,817,419	179	16,817,598
PTR	8,162,924	98,249,564	44,885	98,294,449
Rydex Variable Trust
RX1	55,231	559,869	-	559,869
RX2	112,688	1,139,881	35,743	1,175,624
Sun Capital Advisers Trust
LCG	1,874,035	18,998,244	72,487	19,070,731
LGF	679,016	6,867,120	15,579	6,882,699
SC1	7,339,311	80,447,362	115,169	80,562,531
SC2	2,340,448	32,516,960	74,944	32,591,904
SC3	2,146,464	58,442,374	40,200	58,482,574
SC5	3,624,510	73,643,008	150,650	73,793,658
SC7	3,652,592	47,755,033	126,026	47,881,059
SCB	3,953,830	68,683,863	57,229	68,741,092
SCM	115,211	1,790,232	14,011	1,804,243
Net Assets		$1,785,666,274	$3,014,489	$1,788,680,763

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007

	AG3	AI1	AI3	AI4
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$3,846	$-	$310,473	$137,618
Mortality and expense risk charges	(7,932)	(580,304)	(404,776)	(471,687)
Distribution and administrative expense charges	(952)	(69,637)	(48,573)	(56,602)
Net investment income (loss)	$(5,038)	$(649,941)	$(142,876)	$(390,671)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$65,285	$4,145,520	$2,109,688	$7,214,224
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$65,285	$4,145,520	$2,109,688	$7,214,224

Net unrealized appreciation (depreciation) on investments:
End of year	$72,991	$5,061,509	$6,237,111	$13,595,148
Beginning of year	102,000	3,995,017	6,123,201	15,978,430
Change in unrealized appreciation (depreciation)	$(29,009)	$1,066,492	$113,910	$(2,383,282)

Realized and unrealized gains (losses)	$36,276	$5,212,012	$2,223,598	$4,830,942
Increase (Decrease) in net assets from operations	$31,238	$4,562,071	$2,080,722	$4,440,271

	AI7	AI8	ASC	IV1
	Sub-Account	Sub-Account	Sub-Account (b)	Sub-Account
Income and Expenses:
Dividend income	$-	$3,391	$1,758	$-
Mortality and expense risk charges	(24,284)	(16,349)	(40,836)	(42,163)
Distribution and administrative expense charges	(2,914)	(1,962)	(4,900)	(5,060)
Net investment income (loss)	$(27,198)	$(14,920)	$(43,978)	$(47,223)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$125,784	$235,156	$14,228	$488,603
Realized gain distributions	-	-	117,637	-
Net realized gains (losses)	$125,784	$235,156	$131,865	$488,603

Net unrealized appreciation (depreciation) on investments:
End of year	$210,305	$300,367	$(129,798)	$459,250
Beginning of year	167,566	382,426	-	592,748
Change in unrealized appreciation (depreciation)	$42,739	$(82,059)	$(129,798)	$(133,498)

Realized and unrealized gains (losses)	$168,523	$153,097	$2,067	$355,105
Increase (Decrease) in net assets from operations	$141,325	$138,177	$(41,911)	$307,882

(b)  For the period April 30, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	IV2	SGI	AL1	AL2
	Sub-Account (a)	Sub-Account	Sub-Account (a)	Sub-Account
Income and Expenses:
Dividend income	$-	$-	$-	$138,979
Mortality and expense risk charges	(22,067)	(2,558,020)	(109,975)	(225,122)
Distribution and administrative expense charges	(2,648)	(306,962)	(13,197)	(27,015)
Net investment income (loss)	$(24,715)	$(2,864,982)	$(123,172	$(113,158)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$553,279	$14,406,585	$4,379,339	$134,255
Realized gain distributions	778,834	-	-	-
Net realized gains (losses)	$1,332,113	$14,406,585	$4,379,339	$134,255

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$11,082,329	$-	$2,393,200
Beginning of year	974,671	11,533,993	2,464,939	940,883
Change in unrealized appreciation (depreciation)	$(974,671)	$(451,664)	$(2,464,939)	$1,452,317

Realized and unrealized gains (losses)	$357,442	$13,954,921	$1,914,400	$1,586,572
Increase (Decrease) in net assets from operations	$332,727	$11,089,939	$1,791,228	$1,473,414

	AL3	AN1	AN2	AN3
	Sub-Account	Sub-Account (a)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$-	$-	$382,356
Mortality and expense risk charges	(78,896)	(36,887)	(24,573)	(445,401)
Distribution and administrative expense charges	(9,467)	(4,427)	(2,949)	(53,448)
Net investment income (loss)	$(88,363)	$(41,314)	$(27,522)	$(116,493)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$924,917	$1,598,619	$233,003	$4,031,521
Realized gain distributions	-	-	-	1,572,796
Net realized gains (losses)	$924,917	$1,598,619	$233,003	$5,604,317

Net unrealized appreciation (depreciation) on investments:
End of year	$2,758,663	$-	$311,896	$4,243,238
Beginning of year	2,671,520	1,205,167	284,165	8,628,566
Change in unrealized appreciation (depreciation)	$87,143	$(1,205,167)	$27,731	$(4,385,328)

Realized and unrealized gains (losses)	$1,012,060	$393,452	$260,734	$1,218,989
Increase (Decrease) in net assets from operations	$923,697	$352,138	$233,212	$1,102,496

(a)  Sub-Account closed on April 30, 2007.

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	AN4	AN5	CS1	CS2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$255,650	$-	$41,560	$4,465
Mortality and expense risk charges	(260,320)	(31,166)	(33,596)	(5,493)
Distribution and administrative expense charges	(31,238)	(3,740)	(4,032)	(659)
Net investment income (loss)	$(35,908)	$(34,906)	$3,932	$(1,687)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$2,259,401	$238,939	$285,473	$52,181
Realized gain distributions	6,177,690	-	429,090	-
Net realized gains (losses)	$8,437,091	$238,939	$714,563	$52,181

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,565,942)	$333,796	$594,037	$133,515
Beginning of year	4,129,176	281,472	668,228	121,181
Change in unrealized appreciation (depreciation)	$(5,695,118)	$52,324	$(74,191)	$12,334

Realized and unrealized gains (losses)	$2,741,973	$291,263	$640,372	$64,515
Increase (Decrease) in net assets from operations	$2,706,065	$256,357	$644,304	$62,828

	CS3	CS4	FL1	FL2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$-	$385,030	$296,900
Mortality and expense risk charges	(5,891)	(17,013)	(747,311)	(140,832)
Distribution and administrative expense charges	(707)	(2,041)	(89,677)	(16,900)
Net investment income (loss)	$(6,598)	$(19,054)	$(451,958)	$139,168

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$24,190	$72,805	$5,846,423	$1,454,996
Realized gain distributions	-	-	13,170,501	677,530
Net realized gains (losses)	$24,190	$72,805	$19,016,924	$2,132,526

Net unrealized appreciation (depreciation) on investments:
End of year	$41,699	$66,449	$(2,475,632)	$2,555,199
Beginning of year	84,879	142,880	8,409,664	3,408,707
Change in unrealized appreciation (depreciation)	$(43,180)	$(76,431)	$(10,885,296)	$(853,508)

Realized and unrealized gains (losses)	$(18,990)	$(3,626)	$8,131,628	$1,279,018
Increase (Decrease) in net assets from operations	$(25,588)	$(22,680)	$7,679,670	$1,418,186

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	FL3	FTG	FTI	GS2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$275,368	$128,180	$175,222	$13,629
Mortality and expense risk charges	(955,045)	(129,598)	(117,493)	(59,974)
Distribution and administrative expense charges	(114,605)	(15,552)	(14,099)	(7,197)
Net investment income (loss)	$(794,282)	$(16,970)	$43,630	$(53,542)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$9,032,403	$869,017	$1,212,175	$12,726
Realized gain distributions	39,486	408,983	399,660	353,371
Net realized gains (losses)	$9,071,889	$1,278,000	$1,611,835	$366,097

Net unrealized appreciation (depreciation) on investments:
End of year	$18,145,708	$501,398	$1,293,967	$(862,508)
Beginning of year	11,505,528	1,690,360	1,883,718	258,588
Change in unrealized appreciation (depreciation)	$6,640,180	$(1,188,962)	$(589,751)	$(1,121,096)

Realized and unrealized gains (losses)	$15,712,069	$89,038	$1,022,084	$(754,999)
Increase (Decrease) in net assets from operations	$14,917,787	$72,068	$1,065,714	$(808,541)

	GS3	GS4	GS5	GS7
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$124,338	$132,639	$94,627	$5,671
Mortality and expense risk charges	(174,119)	(106,103)	(102,198)	(45,592)
Distribution and administrative expense charges	(20,894)	(12,732)	(12,264)	(5,471)
Net investment income (loss)	$(70,675)	$13,804	$(19,835)	$(45,392)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$900,372	$988,417	$1,061,245	$319,942
Realized gain distributions	872,463	682,976	744,076	-
Net realized gains (losses)	$1,772,835	$1,671,393	$1,805,321	$319,942

Net unrealized appreciation (depreciation) on investments:
End of year	$1,294,860	$(320,538)	$1,508,801	$519,991
Beginning of year	3,327,154	1,350,003	2,791,798	517,862
Change in unrealized appreciation (depreciation)	$(2,032,294)	$(1,670,541)	$(1,282,997)	$2,129

Realized and unrealized gains (losses)	$(259,459)	$852	$522,324	$322,071
Increase (Decrease) in net assets from operations	$(330,134)	$14,656	$502,489	$276,679
See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	JP1	JP2	JP3	LCI
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (b)
Income and Expenses:
Dividend income	$76,457	$44,847	$422	$24,818
Mortality and expense risk charges	(87,785)	(51,730)	(62,612)	(16,389)
Distribution and administrative expense charges	(10,534)	(6,208)	(7,513)	(1,967)
Net investment income (loss)	$(21,862)	$(13,091)	$(69,703)	$6,462

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$144,525	$616,426	$403,329	$2,517
Realized gain distributions	-	-	226,908	286,226
Net realized gains (losses)	$144,525	$616,426	$630,237	$288,743

Net unrealized appreciation (depreciation) on investments:
End of year	$799,878	$1,059,653	$161,002	$(290,405
Beginning of year	857,435	1,342,272	988,691	-
Change in unrealized appreciation (depreciation)	$(57,557)	$(282,619)	$(827,689)	$(290,405)

Realized and unrealized gains (losses)	$86,968	$333,807	$(197,452)	$(1,662)
Increase (Decrease) in net assets from operations	$65,106	$320,716	$(267,155)	$4,800

	LMI	SB1	SB2	SB3
	Sub-Account (b)	Sub-Account (a)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$6,432	$1,665	$7,275	$80,404
Mortality and expense risk charges	(4,658)	(2,109)	(7,163)	(21,668)
Distribution and administrative expense charges	(559)	(253)	(860)	(2,600)
Net investment income (loss)	$1,215	$(697)	$(748)	$56,136

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(1,488)	$61,177	$9,007	$(15,561)
Realized gain distributions	25,168	28,870	15,408	-
Net realized gains (losses)	$23,680	$90,047	$24,415	$(15,561)

Net unrealized appreciation (depreciation) on investments:
End of year	$(52,738)	$-	$109,156	$(129,628)
Beginning of year	-	63,190	119,570	(101,235)
Change in unrealized appreciation (depreciation)	$(52,738)	$(63,190)	$(10,414)	$(28,393)

Realized and unrealized gains (losses)	$(29,058)	$26,857	$14,001	$(43,954)
Increase (Decrease) in net assets from operations	$(27,843)	$26,160	$13,253	$12,182

(a)  Sub-Account closed on April 30, 2007.
(b)  For the period April 30, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	SB4	LA1	LA2	LA3
	Sub-Account (a)	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$17,345	$1,903,157	$401,521	$64,358
Mortality and expense risk charges	(8,663)	(2,357,271)	(1,430,455)	(110,835)
Distribution and administrative expense charges	(1,040)	(282,872)	(171,655)	(13,300)
Net investment income (loss)	$7,642	$(736,986)	$(1,200,589)	$(59,777)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$294,152	$13,183,682	$10,618,885	$740,403
Realized gain distributions	13,569	10,494,856	11,803,641	861,084
Net realized gains (losses)	$307,721	$23,678,538	$22,422,526	$1,601,487

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$16,939,729	$(1,786,865)	$(410,532)
Beginning of year	254,736	35,997,121	19,264,007	887,717
Change in unrealized appreciation (depreciation)	$(254,736)	$(19,057,392)	$(21,050,872)	$(1,298,249)

Realized and unrealized gains (losses)	$52,985	$4,621,146	$1,371,654	$303,238
Increase (Decrease) in net assets from operations	$60,627	$3,884,160	$171,065	$243,461

	CAS	EGS	GSS	HYS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$15,337	$-	$1,193,651	$1,243,356
Mortality and expense risk charges	(99,789)	(217,028)	(307,412)	(206,613)
Distribution and administrative expense charges	(11,975)	(26,043)	(36,889)	(24,794)
Net investment income (loss)	$(96,427)	$(243,071)	$849,350	$1,011,949

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$269,734	$1,756,359	$(741,656)	$17,053
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$269,734	$1,756,359	$(741,656)	$17,053

Net unrealized appreciation (depreciation) on investments:
End of year	$1,371,828	$5,217,578	$111,831	$(207,154)
Beginning of year	818,933	3,742,353	(1,091,469)	678,286
Change in unrealized appreciation (depreciation)	$552,895	$1,475,225	$1,203,300	$(885,440)

Realized and unrealized gains (losses)	$822,629	$3,231,584	$461,644	$(868,387)
Increase (Decrease) in net assets from operations	$726,202	$2,988,513	$1,310,994	$143,562

(a)  Sub-Account closed on April 30, 2007.

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	M1A	M1B	MFC	MFD
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$12,029	$860,406	$-
Mortality and expense risk charges	(609,030)	(121,498)	(155,882)	(15,430)
Distribution and administrative expense charges	(73,084)	(14,580)	(18,706)	(1,852)
Net investment income (loss)	$(682,114)	$(124,049)	$685,818	$(17,282)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$3,861,564	$486,841	$63,057	$71,428
Realized gain distributions	1,109,113	-	-	-
Net realized gains (losses)	$4,970,677	$486,841	$63,057	$71,428

Net unrealized appreciation (depreciation) on investments:
End of year	$6,960,288	$2,268,116	$(265,878)	$224,494
Beginning of year	10,577,947	1,806,505	423,463	172,559
Change in unrealized appreciation (depreciation)	$(3,617,659)	$461,611	$(689,341)	$51,935

Realized and unrealized gains (losses)	$1,353,018	$948,452	$(626,284)	$123,363
Increase (Decrease) in net assets from operations	$670,904	$824,403	$59,534	$106,081

	MFE	MFF	MFJ	MFK
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$146,081	$-	$2,019,809	$918,204
Mortality and expense risk charges	(174,499)	(23,780)	(1,131,477)	(268,354)
Distribution and administrative expense charges	(20,940)	(2,854)	(135,777)	(32,203)
Net investment income (loss)	$(49,358)	$(26,634)	$752,555	$617,647

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$1,978,550	$204,912	$2,389,668	$(380,242)
Realized gain distributions	-	-	2,940,687	-
Net realized gains (losses)	$1,978,550	$204,912	$5,330,355	$(380,242)

Net unrealized appreciation (depreciation) on investments:
End of year	$5,413,772	$498,063	$3,645,617	$(193,334)
Beginning of year	4,444,408	383,026	7,936,900	(950,965)
Change in unrealized appreciation (depreciation)	$969,364	$115,037	$(4,291,283)	$757,631

Realized and unrealized gains (losses)	$2,947,914	$319,949	$1,039,072	$377,389
Increase (Decrease) in net assets from operations	$2,898,556	$293,315	$1,791,627	$995,036

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	MFL	MIS	MIT	MMS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$63,345	$74,149	$224,972	$103,643
Mortality and expense risk charges	(87,321)	(252,814)	(248,665)	(27,355)
Distribution and administrative expense charges	(10,478)	(30,338)	(29,840)	(3,283)
Net investment income (loss)	$(34,454)	$(209,003)	$(53,533)	$73,005

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$403,536	$893,964	$998,572	$-
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$403,536	$893,964	$998,572	$-

Net unrealized appreciation (depreciation) on investments:
End of year	$1,477,719	$4,071,863	$4,262,628	$-
Beginning of year	1,572,460	2,869,557	4,283,343	-
Change in unrealized appreciation (depreciation)	$(94,741)	$1,202,306	$(20,715)	$-

Realized and unrealized gains (losses)	$308,795	$2,096,270	$977,857	$-
Increase (Decrease) in net assets from operations	$274,341	$1,887,267	$924,324	$73,005

	NWD	TRS	UTS	OP1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$1,389,662	$506,328	$22,592
Mortality and expense risk charges	(421,729)	(598,096)	(492,997)	(46,236)
Distribution and administrative expense charges	(50,607)	(71,772)	(59,160)	(5,548)
Net investment income (loss)	$(472,336)	$719,794	$(45,829)	$(29,192)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$4,492,653	$2,504,521	$7,622,073	$133,270
Realized gain distributions	867,354	1,873,257	-	577,861
Net realized gains (losses)	$5,360,007	$4,377,778	$7,622,073	$711,131

Net unrealized appreciation (depreciation) on investments:
End of year	$6,724,975	$2,579,109	$16,963,326	$145,119
Beginning of year	10,855,034	6,261,339	15,656,609	705,845
Change in unrealized appreciation (depreciation)	$(4,130,059)	$(3,682,230)	$1,306,717	$(560,726)

Realized and unrealized gains (losses)	$1,229,948	$695,548	$8,928,790	$150,405
Increase (Decrease) in net assets from operations	$757,612	$1,415,342	$8,882,961	$121,213

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	OP2	OP3	OP4	PHY
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$10,747	$-	$19,388	$5,404,129
Mortality and expense risk charges	(84,819)	(27,430))	(11,812)	(1,120,391)
Distribution and administrative expense charges	(10,178)	(3,291)	(1,417)	(134,447)
Net investment income (loss)	$(84,250)	$(30,721)	$6,159	$4,149,291

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$597,967	$150,684	$3,774	$957,013
Realized gain distributions	198,876	481,599	65,380	-
Net realized gains (losses)	$796,843	$632,283	$69,154	$957,013

Net unrealized appreciation (depreciation) on investments:
End of year	$550,986	$(33,604)	$(20,821)	$(1,197,544)
Beginning of year	837,354	560,729	37,692	2,518,923
Change in unrealized appreciation (depreciation)	$(286,368)	$(594,333)	$(58,513)	$(3,716,467)

Realized and unrealized gains (losses)	$510,475	$37,950	$10,641	$(2,759,454)
Increase (Decrease) in net assets from operations	$426,225	$7,229	$16,800	$1,389,837

	PMB	PRR	PTR	RX1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$3,509,456	$769,515	$5,083,511	$10,840
Mortality and expense risk charges	(885,461)	(224,327)	(1,521,894)	(12,764)
Distribution and administrative expense charges	(106,255)	(26,919)	(182,627)	(1,532)
Net investment income (loss)	$2,517,740	$518,269	$3,378,990	$(3,456)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$1,178,701	$(199,621)	$(778,999)	$162,658
Realized gain distributions	1,113,605	39,080	-	-
Net realized gains (losses)	$2,292,306	$(160,541)	$(778,999)	$162,658

Net unrealized appreciation (depreciation) on investments:
End of year	$1,153,522	$54,607	$1,832,307	$75,947
Beginning of year	3,569,613	(992,281)	(2,635,969)	226,045
Change in unrealized appreciation (depreciation)	$(2,416,091)	$1,046,888	$4,468,276	$(150,098)

Realized and unrealized gains (losses)	$(123,785)	$886,347	$3,689,277	$12,560
Increase (Decrease) in net assets from operations	$2,393,955	$1,404,616	$7,068,267	$9,104

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	RX2	LCG	LGF	SC1
	Sub-Account	Sub-Account (b)	Sub-Account (b)	Sub-Account
Income and Expenses:
Dividend income	$1,099	$-	$-	$3,825,758
Mortality and expense risk charges	(15,586)	(189,706)	(69,180)	(1,130,690)
Distribution and administrative expense charges	(1,870)	(22,765)	(8,302)	(135,683)
Net investment income (loss)	$(16,357)	$(212,471)	$(77,482)	$2,559,385

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$156,886	$23,889	$13,231	$-
Realized gain distributions	-	48,078	17,990	-
Net realized gains (losses)	$156,886	$71,967	$31,221	$-

Net unrealized appreciation (depreciation) on investments:
End of year	$139,210	$387,843	$123,432	$-
Beginning of year	155,195	-	-	-
Change in unrealized appreciation (depreciation)	$(15,985)	$387,843	$123,432	$-

Realized and unrealized gains (losses)	$140,901	$459,810	$154,653	$-
Increase (Decrease) in net assets from operations	$124,544	$247,339	$77,171	$2,559,385

	SC2	SC3	SC5	SC7
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,871,110	$1,018,015	$892,436	$295,795
Mortality and expense risk charges	(489,326)	(1,025,908)	(1,150,689)	(733,582)
Distribution and administrative expense charges	(58,719)	(123,109)	(138,083)	(88,030)
Net investment income (loss)	$1,323,065	$(131,002)	$(396,336)	$(525,817)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(341,825)	$11,364,937	$10,661,350	$6,775,906
Realized gain distributions	-	8,477,712	13,500,910	-
Net realized gains (losses)	$(341,825)	$19,842,649	$24,162,260	$6,775,906

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,022,983)	$(1,921,223)	$4,634,696	$11,023,812
Beginning of year	(798,231)	27,964,152	17,216,049	15,705,532
Change in unrealized appreciation (depreciation)	$(224,752)	$(29,885,375)	$(12,581,353)	$(4,681,720)

Realized and unrealized gains (losses)	$(566,577)	$(10,042,726)	$11,580,907	$2,094,186
Increase (Decrease) in net assets from operations	$756,488	$(10,173,728)	$11,184,571	$1,568,369

(b)  For the period April 30, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	SCB	SCM
	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$16,050
Mortality and expense risk charges	(1,105,804)	(32,185)
Distribution and administrative expense charges	(132,697)	(3,862)
Net investment income (loss)	$(1,238,501)	$(19,997)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$5,652,988	$71,398
Realized gain distributions	8,696,128	119,023
Net realized gains (losses)	$14,349,116	$190,421

Net unrealized appreciation (depreciation) on investments:
End of year	$(2,258,532)	$(163,064)
Beginning of year	12,215,114	158,422
Change in unrealized appreciation (depreciation)	$(14,473,646)	$(321,486)

Realized and unrealized gains (losses)	$(124,530)	$(131,065)
Increase (Decrease) in net assets from operations	$(1,363,031)	$(151,062)

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets

	AG3		AI1		AI3		AI4		AI7
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(5,038)	$(6,292)	$(649,941)	$(581,716)	$(142,876)	$(291,202)	$(390,671)	$(166,319)	$(27,198)	$(28,670)
Net realized gains (losses)	65,285	49,003	4,145,520	1,227,163	2,109,688	297,659	7,214,224	4,344,989	125,784	78,862
Net unrealized gains (losses)	(29,009)	23,822	1,066,492	(175,750)	113,910	4,392,076	(2,383,282)	4,103,361	42,739	(31,787)
Increase (Decrease) in net assets from operations	$31,238	$66,533	$4,562,071	$469,697	$2,080,722	$4,398,533	$4,440,271	$8,282,031	$141,325	$18,405

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,497	$1,283	$337,581	$421,519	$322,472	$507,261	$514,568	$203,124	$9,032	$6,803
Net transfers between Sub-Accounts and
Fixed Account	(46,761)	198,962	(2,449,115)	25,688,175	(2,581,805)	2,641,356	(246,425)	(1,288,450)	(396,466)	857,820
Withdrawals, surrenders, annuitizations and
contract charges	(143,812)	(119,516)	(9,838,361)	(6,743,370)	(5,427,876)	(4,571,367)	(8,292,131)	(4,612,894)	(220,199)	(59,133)
Net accumulation activity	$(189,076)	$80,729	$(11,949,895)	$19,366,324	$(7,687,209)	$(1,422,750)	$(8,023,988)	$(5,698,220)	$(607,633)	$805,490

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(21,131)	(9,933)	(6,484)	(10,462)	(18,943)	(15,312)	(2,086)	(1,650)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(1,406)	4,990	(1,271)	(1,209)	(8,475)	(4,040)	(675)	(1,388)
Net annuitization activity	$-	$-	$(22,537)	$(4,943)	$(7,755)	$(11,671)	$(27,418)	$(19,352)	$(2,761)	$(3,038)
Increase (Decrease) in net assets from participant
owner transactions	$(189,076)	$80,729	$(11,972,432)	$19,361,381	$(7,694,964)	$(1,434,421)	$(8,051,406)	$(5,717,572)	$(610,394)	$802,452

Increase (Decrease) in net assets	$(157,838)	$147,262	$(7,410,361)	$19,831,078	$(5,614,242)	$2,964,112	$(3,611,135)	$2,564,459	$(469,069)	$820,857

Net Assets:
Beginning of year	$549,178	$401,916	$47,213,535	$27,382,457	$33,126,454	$30,162,342	$36,793,247	$34,228,788	$1,808,908	$988,051
End of year	$391,340	$549,178	$39,803,174	$47,213,535	$27,512,212	$33,126,454	$33,182,112	$36,793,247	$1,339,839	$1,808,908

Unit Transactions:
Beginning of year	38,485	33,532	5,389,199	3,329,705	3,451,306	3,571,932	2,694,506	3,163,208	141,340	80,171
Purchased	94	93	37,708	53,431	29,322	62,695	35,222	17,669	555	494
Transferred between Sub-Accounts and Fixed
Accumulation Account	(2,861)	14,240	(284,270)	2,761,814	(286,537)	322,404	(13,785)	(112,178)	(34,877)	65,151
Withdrawn, Surrendered, and Annuitized	(10,699)	(9,380)	(1,006,380)	(755,751)	(509,967)	(505,725)	(547,898)	(374,193)	(17,514)	(4,476)
End of year	25,019	38,485	4,136,257	5,389,199	2,684,124	3,451,306	2,168,045	2,694,506	89,504	141,340
See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	AI8		ASC		IV1		IV2		SGI
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	April 30,	December 31,	December 31,	December 31,
	2007	2006	2007 (b)	2006	2007	2006	2007 (a)	2006	2007	2006
Operations:
Net investment income (loss)	$(14,920)	$(9,904)	$(43,978)	$-	$(47,223)	$(35,750)	$(24,715)	$(67,942)	$(2,864,982)	$8,519,526
Net realized gains (losses)	235,156	225,006	131,865	-	488,603	342,942	1,332,113	354,553	14,406,585	61,661,257
Net unrealized gains (losses)	(82,059)	39,199	(129,798)	-	(133,498)	69,087	(974,671)	209,989	(451,664)	(34,426,245)
Increase (Decrease) in net assets from
operations	$138,177	$254,301	$(41,911)	$-	$307,882	$376,279	$332,727	$496,600	$11,089,939	$35,754,538

Participant Transactions:
Accumulation Activity:
Purchase payments received	$47	$9,582	$64,807	$-	$24,664	$37,353	$15,439	$24,242	$2,186,250	$2,327,977
Net transfers between Sub-Accounts and
Fixed Account	(26,985)	69,298	4,520,767	-	66,986	1,110,219	(5,218,522)	1,216,329	2,230,360	(8,426,715)
Withdrawals, surrenders, annuitizations and	-	-	-	-	-	-	-	-	-	-
contract charges	(331,989)	(126,564)	(482,004)	-	(583,403)	(331,202)	(238,198)	(426,641)	(33,629,801)	(18,295,334)
Net accumulation activity	$(358,927)	$(47,684)	$4,103,570	$-	$(491,753)	$816,370	$(5,441,281)	$813,930	$(29,213,191)	$(24,394,072)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$16,333	$5,470
Annuity payments and contract charges	-	-	-	-	(1,213)	(125)	-	-	(31,237)	(25,667)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	903	(336)	-	-	5,794	3,518
Net annuitization activity	$-	$-	$-	$-	$(310)	$(461)	$-	$-	$(9,110)	$(16,679)
Increase (Decrease) in net assets from participant
owner transactions	$(358,927)	$(47,684)	$4,103,570	$-	$(492,063)	$815,909	$(5,441,281)	$813,930	$(29,222,301)	$(24,410,751)

Increase (Decrease) in net assets	$(220,750)	$206,617	$4,061,659	$-	$(184,181)	$1,192,188	$(5,108,554)	$1,310,530	$(18,132,362)	$11,343,787

Net Assets:
Beginning of year	$1,109,606	$902,989	$-	$-	$3,280,686	$2,088,498	$5,108,554	$3,798,024	$177,893,783	$166,549,996
End of year	$888,856	$1,109,606	$4,061,659	$-	$3,096,505	$3,280,686	$-	$5,108,554	$159,761,421	$177,893,783

Unit Transactions:
Beginning of year	53,726	55,782	-	-	301,975	212,624	456,882	375,781	5,849,760	6,745,856
Purchased	7	524	6,518	-	2,306	3,948	1,440	2,216	68,130	84,311
Transferred between Sub-Accounts and Fixed
Accumulation Account	(1,153)	3,725	452,560	-	3,899	119,228	(436,655)	121,212	89,712	(321,860)
Withdrawn, Surrendered, and Annuitized	(15,391)	(6,305)	(47,907)	-	(51,355)	(33,825)	(21,667)	(42,327)	(1,047,847)	(658,547)
End of year	37,189	53,726	411,171	-	256,825	301,975	-	456,882	4,959,755	5,849,760

(a) Sub-Account closed on April 30, 2007.
(b) For the period April 30, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	AL1		AL2		AL3		AN1		AN2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	April 30,	December 31,	December 31,	December 31,	December 31,	December 31,	April 30,	December 31,	December 31,	December 31,
	2007 (a)	2006	2007	2006	2007	2006	2007 (a)	2006	2007	2006
Operations:
Net investment income (loss)	$(123,172)	$(403,453)	$(113,158)	$(26,820)	$(88,363)	$(97,399)	$(41,314)	$(157,816)	$(27,522)	$(28,965)
Net realized gains (losses)	4,379,339	(1,266,944)	134,255	(852,448)	924,917	528,390	1,598,619	1,137,201	233,003	136,798
Net unrealized gains (losses)	(2,464,939)	2,474,634	1,452,317	2,095,235	87,143	700,676	(1,205,167)	(1,507,595)	27,731	(2,621)
Increase (Decrease) in net assets from operations	$1,791,228	$804,237	$1,473,414	$1,215,967	$923,697	$1,131,667	$352,138	$(528,210)	$233,212	$105,212

Participant Transactions:
Accumulation Activity:
Purchase payments received	$319,573	$280,971	$65,746	$305,107	$167,130	$1,124	$110,235	$131,771	$39,551	$8,097
Net transfers between Sub-Accounts and
Fixed Account	(26,915,286)	(4,659,019)	(1,058,027)	(1,509,450)	(269,721)	(930,852)	(8,447,534)	(2,210,201)	591,868	(275,687)
Withdrawals, surrenders, annuitizations and contract charges	(1,887,687)	(4,328,401)	(3,442,242)	(3,307,113)	(1,740,509)	(1,005,075)	(500,283)	(1,338,274)	(351,633)	(276,589)
Net accumulation activity	$(28,483,400)	$(8,706,449)	$(4,434,523)	$(4,511,456)	$(1,843,100)	$(1,934,803)	$(8,837,582)	$(3,416,704)	$279,786	$(544,179)

Annuitization Activity:
Annuitizations
Annuity payments and contract charges	(1,885)	(5,426)	(4,108)	(3,690)	(11,600)	(10,581)	(5,147)	(6,083)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	3,237	(44,845)	(2,948)	(223,441)	(1,448)	(1,592)	482	(482)	-	-
Net annuitization activity	$1,352	$(50,271)	$(7,056)	$(227,131)	$(13,048)	$18,404	$(4,665)	$19,612	$-	$-
Increase (Decrease) in net assets from participant
owner transactions	$(28,482,048)	$(8,756,720)	$(4,441,579)	$(4,738,587)	$(1,856,148)	$(1,916,399)	$(8,842,247)	$(3,397,092)	$279,786	$(544,179)

Increase (Decrease) in net assets	$(26,690,820)	$(7,952,483)	$(2,968,165)	$(3,522,620)	$(932,451)	$(784,732)	$(8,490,109)	$(3,925,302)	$512,998	$(438,967)

Net Assets:	-	-	-	-	-	-	-	-	-	-
Beginning of year	$26,690,820	$34,643,303	$17,905,300	$21,427,920	$6,394,042	$7,178,774	$8,490,109	$12,415,411	$1,664,293	$2,103,260
End of year	$-	$26,690,820	$14,937,135	$17,905,300	$5,461,591	$6,394,042	$-	$8,490,109	$2,177,291	$1,664,293

Unit Transactions:
Beginning of year	2,983,599	4,056,460	1,757,863	2,233,544	633,958	831,703	965,443	1,388,649	205,629	281,537
Purchased	34,590	28,205	6,319	36,575	15,865	125	12,692	15,049	5,030	1,075
Transferred between Sub-Accounts and Fixed
Accumulation Account	(2,826,110)	(636,277)	(95,999)	(167,624)	(22,726)	(96,084)	(920,475)	(282,901)	62,640	(37,204)
Withdrawn, Surrendered, and Annuitized	(192,079)	(464,789)	(297,398)	(344,632)	(157,479)	(101,786)	(57,660)	(155,354)	(40,780)	(39,779)
End of year	-	2,983,599	1,370,785	1,757,863	469,618	633,958	-	965,443	232,519	205,629

(a) Sub-Account closed on April 30, 2007.

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	AN3		AN4		AN5		CS1		CS2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(116,493)	$(119,399)	$(35,908)	$(130,368)	$(34,906)	$(42,958)	$3,932	$(15,878)	$(1,687)	$(1,899)
Net realized gains (losses)	5,604,317	5,155,115	8,437,091	2,061,879	238,939	306,259	714,563	375,458	52,181	45,121
Net unrealized gains (losses)	(4,385,328)	(20,758)	(5,695,118)	1,280,043	52,324	(5,274)	(74,191)	100,286	12,334	32,886
Increase (Decrease) in net assets from operations	$1,102,496	$5,014,958	$2,706,065	$3,211,554	$256,357	$258,027	$644,304	$459,866	$62,828	$76,108

Participant Transactions:
Accumulation Activity:
Purchase payments received	$643,312	$562,640	$160,319	$81,306	$26,161	$36,990	$15,719	$-	$(5)	$-
Net transfers between Sub-Accounts and Fixed Account	(1,475,790)	(4,155,393)	2,615,008	4,564,469	67,270	(485,693)	439,025	711,114	971	36,785
Withdrawals, surrenders, annuitizations and contract charges	(6,857,085)	(4,437,619)	(4,081,625)	(1,658,015)	(456,216)	(304,973)	(450,875)	(339,735)	(95,331)	(204,875)
Net accumulation activity	$(7,689,563)	$(8,030,372)	$(1,306,298)	$2,987,760	$(362,785)	$(753,676)	$3,869	$371,379	$(94,365)	$(168,090)

Annuitization Activity:
Annuitizations
Annuity payments and contract charges	(955)	(666)	(8,542)	(9,306)	(573)	(1,836)	(9,806)	(6,305)	(175)	(153)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(159)	(541)	(1,643)	(885)	(1,058)	(4,835)	(1,529)	(1,355)	(25)	(24)
Net annuitization activity	$(1,114)	$(1,207)	$(10,185)	$(1,836)	$(1,631)	$(6,671)	$(11,335)	$(7,660)	$(200)	$(177)
Increase (Decrease) in net assets from participant
Owner transactions	$(7,690,677)	$(8,031,579)	$(1,316,483)	$2,985,924	$(364,416)	$(760,347)	$(7,466)	$363,719	$(94,565)	$(168,267)

Increase (Decrease) in net assets	$(6,588,181)	$(3,016,621)	$1,389,582	$6,197,478	$(108,059)	$(502,320)	$636,838	$823,585	$(31,737)	$(92,159)

Net Assets:
Beginning of year	$35,472,949	$38,489,570	$17,708,984	$11,511,506	$2,621,300	$3,123,620	$2,406,743	$1,583,158	$447,024	$539,183
End of year	$28,884,768	$35,472,949	$19,098,566	$17,708,984	$2,513,241	$2,621,300	$3,043,581	$2,406,743	$415,287	$447,024

Unit Transactions:
Beginning of year	2,886,467	3,615,241	837,640	679,808	216,018	278,179	91,812	81,847	33,808	47,318
Purchased	50,351	49,029	7,176	4,177	2,079	1,921	519	-	-	-
Transferred between Sub-Accounts and Fixed
Accumulation Account	(119,913)	(383,142)	107,698	241,536	(3,638)	(40,138)	12,499	27,743	(149)	3,398
Withdrawn, Surrendered, and Annuitized	(543,975)	(394,661)	(176,364)	(87,881)	(33,664)	(23,944)	(14,853)	(17,778)	(6,140)	(16,908)
End of year	2,272,930	2,886,467	776,150	837,640	180,795	216,018	89,977	91,812	27,519	33,808

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	CS3		CS4		FL1		FL2		FL3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(6,598)	$(6,322)	$(19,054)	$(21,500)	$(451,958)	$(275,909)	$139,168	$(80,966)	$(794,282)	$(941,088)
Net realized gains (losses)	24,190	21,150	72,805	118,640	19,016,924	8,269,049	2,132,526	1,268,882	9,071,889	2,910,123
Net unrealized gains (losses)	(43,180)	39,184	(76,431)	(41,883)	(10,885,296)	(3,415,531)	(853,508)	227,489	6,640,180	1,187,112
Increase (Decrease) in net assets from operations	$(25,588)	$54,012	$(22,680)	$55,257	$7,679,670	$4,577,609	$1,418,186	$1,415,405	$14,917,787	$3,156,147

Participant Transactions:
Accumulation Activity:
Purchase payments received	$3	$299	$14,901	$11,205	$606,546	$489,044	$59,971	$113,122	$742,494	$940,836
Net transfers between Sub-Accounts and Fixed Account	(25,199)	80,837	30,316	(110,670)	2,361,590	6,806,444	673,943	446,205	(7,420,650)	5,708,899
Withdrawals, surrenders, annuitizations and contract charges	(109,584)	(92,812)	(190,473)	(287,966)	(9,917,594)	(5,160,520)	(1,663,807)	(1,465,047)	(13,117,374)	(8,023,181)
Net accumulation activity	$(134,780)	$(11,676)	$(145,256)	$(387,431)	$(6,949,458)	$2,134,968	$(929,893)	$(905,720)	$(19,795,530)	$(1,373,446)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$10,540	$-	$-	$6,725	$-
Annuity payments and contract charges	(1,336)	(1,259)	(219)	(221)	(3,385)	(3,593)	(2,781)	(1,569)	(7,034)	(5,756)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	8	(616)	(28)	(52)	(60)	(1,382)	(1,769)	(86)	(4,198)	823
Net annuitization activity	$(1,328)	$(1,875)	$(247)	$(273)	$(3,445)	$5,565	$(4,550)	$(1,655)	$(4,507)	$(4,933)
Increase (Decrease) in net assets from participant
owner transactions	$(136,108)	$(13,551)	$(145,503)	$(387,704)	$(6,952,903)	$2,140,533	$(934,443)	$(907,375)	$(19,800,037)	$(1,378,379)

Increase (Decrease) in net assets	$(161,696)	$40,461	$(168,183)	$(332,447)	$726,767	$6,718,142	$483,743	$508,030	$(4,882,250)	$1,777,768

Net Assets:
Beginning of year	$488,220	$447,759	$1,391,167	$1,723,614	$52,495,890	$45,777,748	$9,879,973	$9,371,943	$67,154,752	$65,376,984
End of year	$326,524	$488,220	$1,222,984	$1,391,167	$53,222,657	$52,495,890	$10,363,716	$9,879,973	$62,272,502	$67,154,752

Unit Transactions:
Beginning of year	35,748	36,326	124,946	159,999	3,375,023	3,226,194	711,657	786,753	7,077,916	7,227,275
Purchased	-	67	1,137	1,041	35,750	31,982	4,108	9,356	70,419	101,038
Transferred between Sub-Accounts and Fixed
Accumulation Account	(2,985)	6,950	3,591	(9,127)	137,196	465,999	40,880	30,863	(648,455)	640,292
Withdrawn, Surrendered, and Annuitized	(7,655)	(7,595)	(16,820)	(26,967)	(587,418)	(349,152)	(109,876)	(115,315)	(1,275,472)	(890,689)
End of year	25,108	35,748	112,854	124,946	2,960,551	3,375,023	646,769	711,657	5,224,408	7,077,916

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	FTG		FTI		GS2		GS3		GS4
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(16,970)	$(23,917)	$43,630	$(22,924)	$(53,542)	$(54,109)	$(70,675)	$(60,488)	$13,804	$29,821
Net realized gains (losses)	1,278,000	712,366	1,611,835	601,120	366,097	947,416	1,772,835	531,536	1,671,393	974,112
Net unrealized gains (losses)	(1,188,962)	742,011	(589,751)	885,972	(1,121,096)	(314,708)	(2,032,294)	1,068,166	(1,670,541)	393,215
Increase (Decrease) in net assets from operations	$72,068	$1,430,460	$1,065,714	$1,464,168	$(808,541)	$578,599	$(330,134)	$1,539,214	$14,656	$1,397,148

Participant Transactions:
Accumulation Activity:
Purchase payments received	$32,993	$58,982	$110,931	$73,097	$104,772	$1,407	$76,862	$62,504	$43,444	$53,821
Net transfers between Sub-Accounts and Fixed Account	305,290	1,402,048	(959,464)	2,248,512	(607,436)	(595,295)	73,569	288,515	(26,668)	1,968,066
Withdrawals, surrenders, annuitizations and contract charges	(1,954,017)	(615,858)	(1,873,083)	(863,957)	(1,165,124)	(1,021,465)	(3,010,183)	(2,368,953)	(1,419,966)	(1,561,076)
Net accumulation activity	$(1,615,734)	$845,172	$(2,721,616)	$1,457,652	$(1,667,788)	$(1,615,353)	$(2,859,752)	$(2,017,934)	$(1,403,190)	$460,811

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(641)	(1,160)	(2,402)	(867)	(1,318)	(1,359)	(13,424)	(15,004)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	101	(443)	(3,466)	(380)	915	(1,025)	(94)	(123,471)	(1)	(1)
Net annuitization activity	$(540)	$(1,603)	$(5,868)	$(1,247)	$(403)	$(2,384)	$(13,518)	$(138,475)	$(1)	$(1)
Increase (Decrease) in net assets from participant
owner transactions	$(1,616,274)	$843,569	$(2,727,484)	$1,456,405	$(1,668,191)	$(1,617,737)	$(2,873,270)	$(2,156,409)	$(1,403,191)	$460,810

Increase (Decrease) in net assets	$(1,544,206)	$2,274,029	$(1,661,770)	$2,920,573	$(2,476,732)	$(1,039,138)	$(3,203,404)	$(617,195)	$(1,388,535)	$1,857,958

Net Assets:
Beginning of year	$9,015,857	$6,741,828	$9,262,053	$6,341,480	$5,732,748	$6,771,886	$14,346,228	$14,963,423	$8,533,304	$6,675,346
End of year	$7,471,651	$9,015,857	$7,600,283	$9,262,053	$3,256,016	$5,732,748	$11,142,824	$14,346,228	$7,144,769	$8,533,304

Unit Transactions:
Beginning of year	445,167	400,641	448,566	369,103	315,753	412,887	1,208,918	1,374,302	627,538	598,426
Purchased	1,610	3,251	4,933	3,901	6,086	80	6,936	5,690	3,329	4,616
Transferred between Sub-Accounts and Fixed
Accumulation Account	15,879	74,533	(46,523)	121,346	(34,068)	(40,594)	7,030	30,902	879	154,295
Withdrawn, Surrendered, and Annuitized	(94,619)	(33,258)	(83,704)	(45,784)	(65,467)	(56,620)	(242,229)	(201,976)	(102,228)	(129,799)
End of year	368,037	445,167	323,272	448,566	222,304	315,753	980,655	1,208,918	529,518	627,538
See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GS5		GS7		JP1		JP2		JP3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(19,835)	$12,794	$(45,392)	$(42,721)	$(21,862)	$(32,816)	$(13,091)	$(16,506)	$(69,703)	$(85,820)
Net realized gains (losses)	1,805,321	486,860	319,942	153,176	144,525	(186,004)	616,426	454,680	630,237	572,883
Net unrealized gains (losses)	(1,282,997)	1,090,264	2,129	110,638	(57,557)	1,301,359	(282,619)	371,505	(827,689)	203,558
Increase (Decrease) in net assets from operations	$502,489	$1,589,918	$276,679	$221,093	$65,106	$1,082,539	$320,716	$809,679	$(267,155)	$690,621

Participant Transactions:
Accumulation Activity:
Purchase payments received	$66,449	$114,949	$34,075	$28,131	$335,862	$92,909	$78,266	$2,836	$60,110	$24,193
Net transfers between Sub-Accounts and Fixed Account	(434,086)	(246,258)	370,633	282,650	(133,671)	149,698	(394,491)	(123,696)	(155,245)	(485,223)
Withdrawals, surrenders, annuitizations and contract charges	(2,030,820)	(931,393)	(947,515)	(268,632)	(2,126,546)	(2,215,113)	(910,292)	(640,016)	(1,181,635)	(855,381)
Net accumulation activity	$(2,398,457)	$(1,062,702)	$(542,807)	$42,149	$(1,924,355)	$(1,972,506)	$(1,226,517)	$(760,876)	$(1,276,770)	$(1,316,411)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(3,620)	(3,215)	(301)	-	(4,566)	(4,173)	(1,596)	(1,424)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(824)	(1,221)	(5,319)	-	(673)	(90,065)	(407)	(670)	105	(242)
Net annuitization activity	$(4,444)	$(4,436)	$(5,620)	$-	$(5,239)	$(94,238)	$(2,003)	$(2,094)	$105	$(242)
Increase (Decrease) in net assets from participant
owner transactions	$(2,402,901)	$(1,067,138)	$(548,427)	$42,149	$(1,929,594)	$(2,066,744)	$(1,228,520)	$(762,970)	$(1,276,665)	$(1,316,653)

Increase (Decrease) in net assets	$(1,900,412)	$522,780	$(271,748)	$263,242	$(1,864,488)	$(984,205)	$(907,804)	$46,709	$(1,543,820)	$(626,032)

Net Assets:
Beginning of year	$8,919,823	$8,397,043	$3,291,217	$3,027,975	$7,746,304	$8,730,509	$4,337,554	$4,290,845	$5,336,837	$5,962,869
End of year	$7,019,411	$8,919,823	$3,019,469	$3,291,217	$5,881,816	$7,746,304	$3,429,750	$4,337,554	$3,793,017	$5,336,837

Unit Transactions:
Beginning of year	688,435	771,158	330,345	326,430	735,943	940,914	340,519	400,367	366,045	458,734
Purchased	4,993	10,216	3,453	2,633	33,333	8,708	5,548	277	4,459	1,963
Transferred between Sub-Accounts and Fixed
Accumulation Account	(32,865)	(16,426)	35,521	28,246	(9,466)	17,211	(31,009)	(8,520)	(11,265)	(35,347)
Withdrawn, Surrendered, and Annuitized	(148,873)	(76,513)	(92,065)	(26,964)	(199,540)	(230,890)	(67,387)	(51,605)	(78,047)	(59,305)
End of year	511,690	688,435	277,254	330,345	560,270	735,943	247,671	340,519	281,192	366,045

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	LCI		LMI		SB1		SB2		SB3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	April 30,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007 (b)	2006	2007 (b)	2006	2007 (a)	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$6,462	$-	$1,215	$-	$(697)	$(1,495)	$(748)	$617	$56,136	$80,281
Net realized gains (losses)	288,743	-	23,680	-	90,047	153,271	24,415	44,070	(15,561)	28,042
Net unrealized gains (losses)	(290,405)	-	(52,738)	-	(63,190)	(57,135)	(10,414)	44,004	(28,393)	(31,261)
Increase (Decrease) in net assets from operations	$4,800	$-	$(27,843)	$-	$26,160	$94,641	$13,253	$88,691	$12,182	$77,062

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,600	$-	$10	$-	$-	$1,500	$1	$-	$(8)	$-
Net transfers between Sub-Accounts and Fixed Account	2,171,362	-	572,648	-	(511,867)	(21,796)	35,766	(5,377)	(143,646)	(18,988)
Withdrawals, surrenders, annuitizations and contract charges	(390,874)	-	(34,212)	-	(38,441)	(244,657)	(23,461)	(117,829)	(328,655)	(888,145)
Net accumulation activity	$1,782,088	$-	$538,446	$-	$(550,308)	$(264,953)	$12,306	$(123,206)	$(472,309)	$(907,133)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(691)	-	-	-	-	-	-	-	(1,637)	(1,628)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(1,002)	-	-	-	-	-	-	-	(430)	(559)
Net annuitization activity	$(1,693)	$-	$-	$-	$-	$-	$-	$-	$(2,067)	$(2,187)
Increase (Decrease) in net assets from participant
owner transactions	$1,780,395	$-	$538,446	$-	$(550,308)	$(264,953)	$12,306	$(123,206)	$(474,376)	$(909,320)

Increase (Decrease) in net assets	$1,785,195	$-	$510,603	$-	$(524,148)	$(170,312)	$25,559	$(34,515)	$(462,194)	$(832,258)

Net Assets:
Beginning of year	$-	$-	$-	$-	$524,148	$694,460	$548,234	$582,749	$2,095,175	$2,927,433
End of year	$1,785,195	$-	$510,603	$-	$-	$524,148	$573,793	$548,234	$1,632,981	$2,095,175

Unit Transactions:
Beginning of year	-	-	-	-	26,478	40,865	34,312	42,537	134,982	196,147
Purchased	159	-	-	-	-	86	-	-	-	-
Transferred between Sub-Accounts and Fixed
Accumulation Account	215,466	-	57,184	-	(24,578)	(731)	2,174	(257)	(10,430)	(1,305)
Withdrawn, Surrendered, and Annuitized	(38,795)	-	(3,471)	-	(1,900)	(13,742)	(1,437)	(7,968)	(20,303)	(59,860)
End of year	176,830	-	53,713	-	-	26,478	35,049	34,312	104,249	134,982

(a) Sub-Account closed on April 30, 2007.
(b) For the period April 30, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	SB4		LA1		LA2		LA3		CAS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007 (a)	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$7,642	$13,846	$(736,986)	$(564,391)	$(1,200,589)	$(1,142,827)	$(59,777)	$(78,293)	$(96,427)	$(113,811)
Net realized gains (losses)	307,721	177,212	23,678,538	13,268,797	22,422,526	15,935,512	1,601,487	1,958,272	269,734	(323,376)
Net unrealized gains (losses)	(254,736)	62,493	(19,057,392)	13,357,598	(21,050,872)	(4,247,056)	(1,298,249)	(318,478)	552,895	822,385
Increase (Decrease) in net assets from operations	$60,627	$253,551	$3,884,160	$26,062,004	$171,065	$10,545,629	$243,461	$1,561,501	$726,202	$385,198

Participant Transactions:
Accumulation Activity:
Purchase payments received	$800	$59,796	$2,418,905	$1,979,879	$1,344,155	$1,250,580	$30,899	$32,973	$22,693	$56,555
Net transfers between Sub-Accounts and Fixed Account	(2,119,473)	(13,858)	(3,324,517)	(1,089,258)	(790,932)	(1,291,948)	281,250	1,923,111	(1,085,355)	(541,101)
Withdrawals, surrenders, annuitizations and contract charges	(199,328)	(1,301,008)	(34,328,994)	(22,836,123)	(19,404,174)	(11,849,052)	(1,812,303)	(710,785)	(1,691,228)	(1,762,493)
Net accumulation activity	$(2,318,001)	$(1,255,070)	$(35,234,606)	$(21,945,502)	$(18,850,951)	$(11,890,420)	$(1,500,154)	$1,245,299	$(2,753,890)	$(2,247,039)

Annuitization Activity:
Annuitizations	$-	$-	$6,642	$-	$9,487	$7,688	$-	$-	$-	$-
Annuity payments and contract charges	(339)	(969)	(20,416)	(28,196)	(17,223)	(17,802)	(3,202)	(2,895)	(4,675)	(4,376)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	1,500	(196)	5,547	(1,321)	2,621	842	(2,295)	(205)	(893)	(19,729)
Net annuitization activity	$1,161	$(1,165)	$(8,227)	$(29,517)	$(5,115)	$(9,272)	$(5,497)	$(3,100)	$(5,568)	$(24,105)
Increase (Decrease) in net assets from participant
owner transactions	$(2,316,840)	$(1,256,235)	$(35,242,833)	$(21,975,019)	$(18,856,066)	$(11,899,692)	$(1,505,651)	$1,242,199	$(2,759,458)	$(2,271,144)

Increase (Decrease) in net assets	$(2,256,213)	$(1,002,684)	$(31,358,673)	$4,086,985	$(18,685,001)	$(1,354,063)	$(1,262,190)	$2,803,700	$(2,033,256)	$(1,885,946)

Net Assets:
Beginning of year	$2,256,213	$3,258,897	$183,726,953	$179,639,968	$106,667,041	$108,021,104	$8,172,419	$5,368,719	$8,688,269	$10,574,215
End of year	$-	$2,256,213	$152,368,280	$183,726,953	$87,982,040	$106,667,041	$6,910,229	$8,172,419	$6,655,013	$8,688,269

Unit Transactions:
Beginning of year	167,669	269,408	12,077,052	13,621,201	6,489,218	7,264,902	463,713	389,684	1,151,127	1,463,097
Purchased	60	4,851	151,775	140,454	76,433	80,799	1,693	1,606	3,025	9,820
Transferred between Sub-Accounts and Fixed
Accumulation Account	(152,890)	(1,315)	(208,935)	(81,862)	(42,629)	(78,341)	10,418	118,536	(132,913)	(83,569)
Withdrawn, Surrendered, and Annuitized	(14,839)	(105,275)	(2,190,081)	(1,602,741)	(1,141,024)	(778,142)	(95,960)	(46,113)	(211,405)	(238,221)
End of year	-	167,669	9,829,811	12,077,052	5,381,998	6,489,218	379,864	463,713	809,834	1,151,127

(a) Sub-Account closed on April 30, 2007.
See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	EGS		GSS		HYS		M1A		M1B
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(243,071)	$(273,382)	$849,350	$1,024,807	$1,011,949	$1,265,120	$(682,114)	$(718,405)	$(124,049)	$(142,226)
Net realized gains (losses)	1,756,359	411,427	(741,656)	(808,880)	17,053	(9,358)	4,970,677	3,428,779	486,841	264,941
Net unrealized gains (losses)	1,475,225	984,026	1,203,300	331,595	(885,440)	284,345	(3,617,659)	1,896,279	461,611	369,911
ncrease (Decrease) in net assets from operations	$2,988,513	$1,122,071	$1,310,994	$547,522	$143,562	$1,540,107	$670,904	$4,606,653	$824,403	$492,626

Participant Transactions:
Accumulation Activity:
Purchase payments received	$180,851	$112,764	$385,849	$272,035	$299,832	$166,226	$462,721	$727,123	$82,841	$107,908
Net transfers between Sub-Accounts and Fixed Account	(967,951)	(2,091,941)	34,524	(2,110,263)	(1,261,784)	(145,029)	(199,405)	(972,736)	(609,147)	(284,559)
Withdrawals, surrenders, annuitizations and contract charges	(4,472,866)	(2,909,970)	(5,797,358)	(5,082,558)	(4,138,583)	(3,018,402)	(7,415,820)	(4,848,506)	(943,400)	(956,385)
Net accumulation activity	$(5,259,966)	$(4,889,147)	$(5,376,985)	$(6,920,786)	$(5,100,535)	$(2,997,205)	$(7,152,504)	$(5,094,119)	$(1,469,706)	$(1,133,036)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$6,674	$-	$-	$-
Annuity payments and contract charges	(13,804)	(11,437)	(10,327)	(10,240)	(11,603)	(11,149)	(6,669)	(5,038)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(7,506)	(34,758)	(630)	(522)	(1,031)	(1,984)	1,831	1,491	-	-
Net annuitization activity	$(21,310)	$(46,195)	$(10,957)	$(10,762)	$(12,634)	$(13,133)	$1,836	$(3,547)	$-	$-
Increase (Decrease) in net assets from participant owner
transactions	$(5,281,276)	$(4,935,342)	$(5,387,942)	$(6,931,548)	$(5,113,169)	$(3,010,338)	$(7,150,668)	$(5,097,666)	$(1,469,706)	$(1,133,036)

Increase (Decrease) in net assets	$(2,292,763)	$(3,813,271)	$(4,076,948)	$(6,384,026)	$(4,969,607)	$(1,470,231)	$(6,479,764)	$(491,013)	$(645,303)	$(640,410)

Net Assets:
Beginning of year	$17,551,250	$21,364,521	$26,226,294	$32,610,320	$18,484,001	$19,954,232	$42,869,371	$43,360,384	$9,006,080	$9,646,490
End of year	$15,258,487	$17,551,250	$22,149,346	$26,226,294	$13,514,394	$18,484,001	$36,389,607	$42,869,371	$8,360,777	$9,006,080

Unit Transactions:
Beginning of year	2,138,440	2,774,869	1,990,535	2,528,616	1,358,379	1,596,264	3,582,266	4,043,848	887,008	1,009,270
Purchased	18,810	15,798	28,067	20,837	21,235	12,951	36,801	64,474	8,073	11,398
Transferred between Sub-Accounts and Fixed
Accumulation Account	(111,080)	(285,010)	857	(164,352)	(90,937)	(17,255)	(22,539)	(81,909)	(50,340)	(35,512)
Withdrawn, Surrendered, and Annuitized	(508,369)	(367,217)	(428,907)	(394,566)	(299,650)	(233,581)	(619,707)	(444,147)	(89,165)	(98,148)
End of year	1,537,801	2,138,440	1,590,552	1,990,535	989,027	1,358,379	2,976,821	3,582,266	755,576	887,008

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MFC		MFD		MFE		MFF		MFJ
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$685,818	$795,106	$(17,282)	$(20,333)	$(49,358)	$124,770	$(26,634)	$(32,812)	$752,555	$641,822
Net realized gains (losses)	63,057	(10,551)	71,428	52,246	1,978,550	1,137,076	204,912	277,018	5,330,355	4,604,453
Net unrealized gains (losses)	(689,341)	196,637	51,935	20,690	969,364	1,453,400	115,037	(155,772)	(4,291,283)	1,824,972
Increase (Decrease) in net assets from
operations	$59,534	$981,192	$106,081	$52,603	$2,898,556	$2,715,246	$293,315	$88,434	$1,791,627	$7,071,247

Participant Transactions:
Accumulation Activity:
Purchase payments received	$306,231	$545,282	$26,383	$12,675	$71,666	$258,251	$49,370	$11,507	$684,000	$1,090,389
Net transfers between Sub-Accounts and Fixed Account	(809,992)	(677,708)	30,939	(41,914)	954,824	756,931	118,541	(752,546)	482,431	(1,721,121)
Withdrawals, surrenders, annuitizations and contract charges	(2,091,945)	(1,864,365)	(323,513)	(334,738)	(2,036,349)	(1,151,771)	(333,209)	(256,992)	(9,642,413)	(7,879,113)
Net accumulation activity	$(2,595,706)	$(1,996,791)	$(266,191)	$(363,977)	$(1,009,859)	$(136,589)	$(165,298)	$(998,031)	$(8,475,982)	$(8,509,845)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$10,850	$-	$-
Annuity payments and contract charges	-	-	-	-	(59)	(79)	(2,282)	(2,309)	(25,176)	(28,940)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	(5)	(5)	(161)	(209)	(1,529)	(2,502)
Net annuitization activity	$-	$-	$-	$-	$(64)	$(84)	$(2,443)	$8,332	$(26,705)	$(31,442)
Increase (Decrease) in net assets from participant owner
transactions	$(2,595,706)	$(1,996,791)	$(266,191)	$(363,977)	$(1,009,923)	$(136,673)	$(167,741)	$(989,699)	$(8,502,687)	$(8,541,287)

Increase (Decrease) in net assets	$(2,536,172)	$(1,015,599)	$(160,110)	$(311,374)	$1,888,633	$2,578,573	$125,574	$(901,265)	$(6,711,060)	$(1,470,040)

Net Assets:
Beginning of year	$12,419,302	$13,434,901	$1,196,155	$1,507,529	$11,714,964	$9,136,391	$1,776,918	$2,678,183	$74,607,009	$76,077,049
End of year	$9,883,130	$12,419,302	$1,036,045	$1,196,155	$13,603,597	$11,714,964	$1,902,492	$1,776,918	$67,895,949	$74,607,009

Unit Transactions:
Beginning of year	886,780	1,040,497	120,119	159,853	649,991	666,466	156,051	256,526	5,555,631	6,231,478
Purchased	21,452	40,858	2,715	1,414	3,634	17,599	1,516	1,173	49,321	86,188
Transferred between Sub-Accounts and Fixed
Accumulation Account	(55,613)	(55,108)	1,969	(4,424)	31,711	41,882	8,495	(76,641)	4,922	(143,365)
Withdrawn, Surrendered, and Annuitized	(147,543)	(139,467)	(29,271)	(36,724)	(97,435)	(75,956)	(26,942)	(25,007)	(670,556)	(618,670)
End of year	705,076	886,780	95,532	120,119	587,901	649,991	139,120	156,051	4,939,318	5,555,631
See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MFK		MFL		MIS		MIT		MMS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$617,647	$688,466	$(34,454)	$(54,901)	$(209,003)	$(295,664)	$(53,533)	$(134,988)	$73,005	$70,912
Net realized gains (losses)	(380,242)	(537,081)	403,536	225,695	893,964	(146,337)	998,572	259,058	-	-
Net unrealized gains (losses)	757,631	217,209	(94,741)	525,753	1,202,306	1,689,629	(20,715)	2,188,368	-	-
Increase (Decrease) in net assets from operations	$995,036	$368,594	$274,341	$696,547	$1,887,267	$1,247,628	$924,324	$2,312,438	$73,005	$70,912

Participant Transactions:
Accumulation Activity:
Purchase payments received	$186,518	$279,240	$69,083	$27,120	$309,430	$154,740	$135,887	$238,065	$10,870	$25,182
Net transfers between Sub-Accounts and Fixed Account	392,199	(1,392,306)	154,474	(225,981)	(1,724,023)	(1,650,238)	(1,123,711)	(965,063)	840,413	1,188,422
Withdrawals, surrenders, annuitizations and contract charges	(2,805,134)	(2,962,423)	(885,239)	(382,937)	(4,161,518)	(2,663,096)	(4,167,791)	(3,229,712)	(696,237)	(1,668,869)
Net accumulation activity	$(2,226,417)	$(4,075,489)	$(661,682)	$(581,798)	$(5,576,111)	$(4,158,594)	$(5,155,615)	$(3,956,710)	$155,046	$(455,265)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(830)	(825)	(5,117)	(4,680)	(9,098)	(8,570)	(4,940)	(13,316)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(21)	(27)	(130)	(210)	(1,195)	(1,039)	(2,479)	(4,035)	-	-
Net annuitization activity	$(851)	$(852)	$(5,247)	$(4,890)	$(10,293)	$(9,609)	$(7,419)	$(17,351)	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$(2,227,268)	$(4,076,341)	$(666,929)	$(586,688)	$(5,586,404)	$(4,168,203)	$(5,163,034)	$(3,974,061)	$155,046	$(455,265)

Increase (Decrease) in net assets	$(1,232,232)	$(3,707,747)	$(392,588)	$109,859	$(3,699,137)	$(2,920,575)	$(4,238,710)	$(1,661,623)	$228,051	$(384,353)

Net Assets:
Beginning of year	$20,350,912	$24,058,659	$6,657,433	$6,547,574	$20,948,619	$23,869,194	$20,600,552	$22,262,175	$2,039,422	$2,423,775
End of year	$19,118,680	$20,350,912	$6,264,845	$6,657,433	$17,249,482	$20,948,619	$16,361,842	$20,600,552	$2,267,473	$2,039,422

Unit Transactions:
Beginning of year	1,799,514	2,166,389	553,299	604,951	2,762,033	3,336,892	1,969,866	2,375,230	173,945	213,236
Purchased	16,606	25,874	5,529	2,466	37,001	21,569	12,754	24,919	911	2,206
Transferred between Sub-Accounts and Fixed
Accumulation Account	31,756	(126,337)	11,224	(19,799)	(219,425)	(232,659)	(100,312)	(99,573)	70,712	103,212
Withdrawn, Surrendered, and Annuitized	(240,740)	(266,412)	(71,396)	(34,319)	(492,584)	(363,769)	(375,619)	(330,710)	(58,505)	(144,709)
End of year	1,607,136	1,799,514	498,656	553,299	2,087,025	2,762,033	1,506,689	1,969,866	187,063	173,945

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	NWD		TRS		UTS		OP1		OP2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(472,336)	$(509,672)	$719,794	$627,796	$(45,829)	$498,234	$(29,192)	$(38,589)	$(84,250)	$(122,132)
Net realized gains (losses)	5,360,007	3,309,058	4,377,778	3,020,082	7,622,073	3,193,209	711,131	427,670	796,843	1,574,722
Net unrealized gains (losses)	(4,130,059)	1,074,258	(3,682,230)	1,120,549	1,306,717	5,352,633	(560,726)	152,449	(286,368)	(549,449)
Increase (Decrease) in net assets from operations	$757,612	$3,873,644	$1,415,342	$4,768,427	$8,882,961	$9,044,076	$121,213	$541,530	$426,225	$903,141

Participant Transactions:
Accumulation Activity:
Purchase payments received	$414,979	$331,259	$380,447	$241,646	$272,091	$291,194	$608	$8,016	$11,383	$168,468
Net transfers between Sub-Accounts and Fixed Account	(605,441)	(1,414,331)	(2,301,874)	1,663,173	919,179	(1,363,928)	(43,837)	(376,208)	(666,232)	(1,041,035)
Withdrawals, surrenders, annuitizations and contract charges	(7,547,760)	(4,159,674)	(8,882,885)	(6,443,287)	(9,310,462)	(5,279,770)	(872,662)	(1,158,633)	(2,468,932)	(1,513,772)
Net accumulation activity	$(7,738,222)	$(5,242,746)	$(10,804,312)	$(4,538,468)	$(8,119,192)	$(6,352,504)	$(915,891)	$(1,526,825)	$(3,123,781)	$(2,386,339)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(768)	(1,970)	(9,237)	(8,607)	(27,081)	(19,178)	(1,060)	(971)	(16,599)	(15,335)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(5)	(200)	(1,008)	(1,725)	(6,352)	(720,752)	(93)	(42,541)	(1,472)	(2,018)
Net annuitization activity	$(773)	$(2,170)	$(10,245)	$(10,332)	$(33,433)	$(739,930)	$(1,153)	$(43,512)	$(18,071)	$(17,353)
Increase (Decrease) in net assets from participant owner transactions	$(7,738,995)	$(5,244,916)	$(10,814,557)	$(4,548,800)	$(8,152,625)	$(7,092,434)	$(917,044)	$(1,570,337)	$(3,141,852)	$(2,403,692)

Increase (Decrease) in net assets	$(6,981,383)	$(1,371,272)	$(9,399,215)	$219,627	$730,336	$1,951,642	$(795,831)	$(1,028,807)	$(2,715,627)	$(1,500,551)

Net Assets:
Beginning of year	$34,373,698	$35,744,970	$48,449,342	$48,229,715	$36,212,848	$34,261,206	$3,973,599	$5,002,406	$7,543,059	$9,043,610
End of year	$27,392,315	$34,373,698	$39,050,127	$48,449,342	$36,943,184	$36,212,848	$3,177,768	$3,973,599	$4,827,432	$7,543,059

Unit Transactions:
Beginning of year	3,093,225	3,540,321	3,237,526	3,564,758	2,062,507	2,469,647	287,548	408,070	257,601	344,254
Purchased	32,205	33,825	24,728	16,998	13,808	19,624	40	619	395	6,059
Transferred between Sub-Accounts and Fixed Accumulation Account	(43,486)	(120,799)	(150,431)	118,350	46,718	(91,181)	(2,994)	(29,995)	(21,912)	(37,817)
Withdrawn, Surrendered, and Annuitized	(570,656)	(360,122)	(572,218)	(462,580)	(451,335)	(335,583)	(60,591)	(91,146)	(80,226)	(54,895)
End of year	2,511,288	3,093,225	2,539,605	3,237,526	1,671,698	2,062,507	224,003	287,548	155,858	257,601

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	OP3		OP4		PHY		PMB		PRR
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(30,721)	$(34,162)	$6,159	$4,209	$4,149,291	$4,342,869	$2,517,740	$2,439,283	$518,269	$491,760
Net realized gains (losses)	632,283	241,312	69,154	138,024	957,013	1,698,575	2,292,306	2,212,883	(160,541)	539,962
Net unrealized gains (losses)	(594,333)	315,502	(58,513)	(43,744)	(3,716,467)	(323,490)	(2,416,091)	11,256	1,046,888	(1,205,468)
Increase (Decrease) in net assets from operations	$7,229	$522,652	$16,800	$98,489	$1,389,837	$5,717,954	$2,393,955	$4,663,422	$1,404,616	$(173,746)

Participant Transactions:
Accumulation Activity:
Purchase payments received	$58,065	$1,443	$(1,012)	$10,540	$900,951	$1,169,164	$706,292	$890,329	$614,666	$95,912
Net transfers between Sub-Accounts and Fixed Account	(180,175)	(226,958)	(265,597)	29,626	114,508	3,799,568	(1,050,874)	1,531,479	181,175	(418,158)
Withdrawals, surrenders, annuitizations and contract charges	(610,398)	(498,003)	(160,294)	(242,511)	(15,615,970)	(9,903,211)	(12,689,377)	(7,952,695)	(2,681,264)	(2,593,931)
Net accumulation activity	$(732,508)	$(723,518)	$(426,903)	$(202,345)	$(14,600,511)	$(4,934,479)	$(13,033,959)	$(5,530,887)	$(1,885,423)	$(2,916,177)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$11,429	$-	$9,612	$-	$-	$-
Annuity payments and contract charges	(9,413)	(6,330)	-	-	(9,040)	(6,762)	(9,653)	(8,131)	(344)	(346)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(526)	(1,671)	-	-	1,963	1,431	2,261	1,214	(21)	(11)
Net annuitization activity	$(9,939)	$(8,001)	$-	$-	$4,352	$(5,331)	$2,220	$(6,917)	$(365)	$(357)
Increase (Decrease) in net assets from participant owner transactions	$(742,447)	$(731,519)	$(426,903)	$(202,345)	$(14,596,159)	$(4,939,810)	$(13,031,739)	$(5,537,804)	$(1,885,788)	$(2,916,534)

Increase (Decrease) in net assets	$(735,218)	$(208,867)	$(410,103)	$(103,856)	$(13,206,322)	$778,144	$(10,637,784)	$(874,382)	$(481,172)	$(3,090,280)

Net Assets:
Beginning of year	$2,462,130	$2,670,997	$1,250,139	$1,353,995	$82,874,501	$82,096,357	$65,624,316	$66,498,698	$17,298,770	$20,389,050
End of year	$1,726,912	$2,462,130	$840,036	$1,250,139	$69,668,179	$82,874,501	$54,986,532	$65,624,316	$16,817,598	$17,298,770

Unit Transactions:
Beginning of year	107,735	147,235	94,149	110,184	5,350,402	5,685,755	3,420,726	3,718,255	1,490,902	1,742,533
Purchased	2,184	65	-	836	57,313	78,347	36,237	48,331	52,559	8,178
Transferred between Sub-Accounts and Fixed
Accumulation Account	(8,022)	(12,053)	(19,821)	110	3,352	251,986	(52,009)	87,753	11,760	(36,417)
Withdrawn, Surrendered, and Annuitized	(26,699)	(27,512)	(11,870)	(16,981)	(995,137)	(665,686)	(647,825)	(433,613)	(225,544)	(223,392)
End of year	75,198	107,735	62,458	94,149	4,415,930	5,350,402	2,757,129	3,420,726	1,329,677	1,490,902

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	PTR		RX1		RX2		LCG		LGF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007(b)	2006	2007(b)	2006
Operations:
Net investment income (loss)	$3,378,990	$2,989,113	$(3,456)	$(5,689)	$(16,357)	$(18,948)	$(212,471)	$-	$(77,482)	$-
Net realized gains (losses)	(778,999)	69,305	162,658	174,412	156,886	63,775	71,967	-	31,221	-
Net unrealized gains (losses)	4,468,276	(795,854)	(150,098)	(12,182)	(15,985)	(2,858)	387,843	-	123,432	-
Increase (Decrease) in net assets from
operations	$7,068,267	$2,262,564	$9,104	$156,541	$124,544	$41,969	$247,339	$-	$77,171	$-

Participant Transactions:
Accumulation Activity:
Purchase payments received	$2,387,612	$1,456,548	$18,114	$11,389	$7,001	$3,612	$348,664	$-	$71,779	$-
Net transfers between Sub-Accounts and
Fixed Account	1,573,844	14,998,660	(155,272)	(155,247)	(45,124)	259,497	23,128,000	-	8,128,483	-
Withdrawals, surrenders, annuitizations and
contract charges	(22,710,379)	(13,409,305)	(320,975)	(158,648)	(307,733)	(176,734)	(4,648,152)	-	(1,394,184)	-
Net accumulation activity	$(18,748,923)	$3,045,903	$(458,133)	$(302,506)	$(345,856)	$86,375	$18,828,512	$-	$6,806,078	$-

Annuitization Activity:
Annuitizations	$14,536	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(8,877)	(6,222)	(2,196)	(341)	(618)	-	(3,938)	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	1,927	1,205	(483)	483	(967)	-	(1,182)	-	(550)	-
Net annuitization activity	$7,586	$(5,017)	$(2,679)	$142	$(1,585)	$-	$(5,120)	$-	$(550)	$-
Increase (Decrease) in net assets from participant
owner transactions	$(18,741,337)	$3,040,886	$(460,812)	$(302,364)	$(347,441)	$86,375	$18,823,392	$-	$6,805,528	$-

Increase (Decrease) in net assets	$(11,673,070)	$5,303,450	$(451,708)	$(145,823)	$(222,897)	$128,344	$19,070,731	$-	$6,882,699	$-

Net Assets:
Beginning of year	$109,967,519	$104,664,069	$1,011,577	$1,157,400	$1,398,521	$1,270,177	$-	$-	$-	$-
End of year	$98,294,449	$109,967,519	$559,869	$1,011,577	$1,175,624	$1,398,521	$19,070,731	$-	$6,882,699	$-

Unit Transactions:
Beginning of year	9,778,093	9,510,770	94,698	133,984	166,587	151,690	-	-	-	-
Purchased	206,240	131,354	1,115	1,340	745	431	34,831	-	7,090	-
Transferred between Sub-Accounts and Fixed
Accumulation Account	158,932	1,348,149	(11,421)	(22,356)	(18,724)	38,924	2,302,972	-	810,988	-
Withdrawn, Surrendered, and Annuitized	(1,980,341)	(1,212,180)	(29,161)	(18,270)	(35,920)	(24,458)	(463,768)	-	(139,062)	-
End of year	8,162,924	9,778,093	55,231	94,698	112,688	166,587	1,874,035	-	679,016	-

(b)  For the period April 30, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	SC1		SC2		SC3		SC5		SC7
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Operations:
Net investment income (loss)	$2,559,385	$2,399,861	$1,323,065	$1,477,103	$(131,002)	$45,885	$(396,336)	$(1,339,305)	$(525,817)	$(402,512)
Net realized gains (losses)	-	-	(341,825)	480,385	19,842,649	14,850,110	24,162,260	20,907,202	6,775,906	3,340,481
Net unrealized gains (losses)	-	-	(224,752)	(519,668)	(29,885,375)	10,188,306	(12,581,353)	(11,748,651)	(4,681,720)	3,617,979
Increase (Decrease) in net assets from
Operations	$2,559,385	$2,399,861	$756,488	$1,437,820	$(10,173,728)	$25,084,301	$11,184,571	$7,819,246	$1,568,369	$6,555,948

Participant Transactions:
Accumulation Activity:
Purchase payments received	$5,608,634	$7,017,782	$920,843	$512,098	$1,026,822	$1,323,032	$800,641	$1,057,427	$748,474	$299,287
Net transfers between Sub-Accounts and
Fixed Account	52,330,133	19,341,510	2,369,414	(2,497,849)	(519,331)	(7,247,748)	(7,617,704)	(904,430)	(938,809)	5,237,795
Withdrawals, surrenders, annuitizations and
contract charges	(58,497,331)	(35,703,393)	(9,492,616)	(6,895,824)	(15,023,102)	(10,328,562)	(15,743,828)	(9,427,599)	(10,770,398)	(5,969,312)
Net accumulation activity	$(558,564)	$(9,344,101)	$(6,202,359)	$(8,881,575)	$(14,515,611)	$(16,253,278)	$(22,560,891)	$(9,274,602)	$(10,960,733)	$(432,230)

Annuitization Activity:
Annuitizations	$2,892	$113,325	$-	$-	$4,594	$-	$-	$10,656	$-	$30,257
Annuity payments and contract charges	(43,329)	(38,340)	(22,901)	(22,599)	(22,448)	(23,589)	(18,652)	(16,489)	(20,620)	(18,866)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(8,813)	(505,455)	(2,140)	(2,727)	2,141	(314)	(1,549)	(2,717)	(1,874)	(6,716)
Net annuitization activity	$(49,250)	$(430,470)	$(25,041)	$(25,326)	$(15,713)	$(23,903)	$(20,201)	$(8,550)	$(22,494)	$4,675
Increase (Decrease) in net assets from participant
owner transactions	$(607,814)	$(9,774,571)	$(6,227,400)	$(8,906,901)	$(14,531,324)	$(16,277,181)	$(22,581,092)	$(9,283,152)	$(10,983,227)	$(427,555)

Increase (Decrease) in net assets	$1,951,571	$(7,374,710)	$(5,470,912)	$(7,469,081)	$(24,705,052)	$8,807,120	$(11,396,521)	$(1,463,906)	$(9,414,858)	$6,128,393

Net Assets:
Beginning of year	$78,610,960	$85,985,670	$38,062,816	$45,531,897	$83,187,626	$74,380,506	$85,190,179	$86,654,085	$57,295,917	$51,167,524
End of year	$80,562,531	$78,610,960	$32,591,904	$38,062,816	$58,482,574	$83,187,626	$73,793,658	$85,190,179	$47,881,059	$57,295,917

Unit Transactions:
Beginning of year	7,379,175	8,209,391	2,789,424	3,463,625	2,574,445	3,158,457	4,734,629	5,293,361	4,502,180	4,560,454
Purchased	510,653	677,906	66,732	38,559	31,415	47,603	40,604	63,136	56,836	26,034
Transferred between Sub-Accounts and Fixed
Accumulation Account	3,603,973	1,243,804	166,647	(190,047)	12,840	(267,648)	(383,205)	(73,244)	(93,472)	428,537
Withdrawn, Surrendered, and Annuitized	(4,154,490)	(2,751,926)	(682,355)	(522,713)	(472,236)	(363,967)	(767,518)	(548,624)	(812,952)	(512,845)
End of year	7,339,311	7,379,175	2,340,448	2,789,424	2,146,464	2,574,445	3,624,510	4,734,629	3,652,592	4,502,180
See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	SCB		SCM
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(1,238,501)	$(1,298,413)	$(19,997)	$(5,196)
Net realized gains (losses)	14,349,116	9,148,563	190,421	(45,157)
Net unrealized gains (losses)	(14,473,646)	1,667,961	(321,486)	431,123
Increase (Decrease) in net assets from
operations	$(1,363,031)	$9,518,111	$(151,062)	$380,770

Participant Transactions:
Accumulation Activity:
Purchase payments received	$763,771	$1,018,577	$67,864	$602
Net transfers between Sub-Accounts and
Fixed Account	1,782,630	256,039	261,910	101,115
Withdrawals, surrenders, annuitizations and
contract charges	(15,363,459)	(9,980,864)	(642,157)	(518,638)
Net accumulation activity	$(12,817,058)	$(8,706,248)	$(312,383)	$(416,921)

Annuitization Activity:
Annuitizations	$6,636	$-	$-	$-
Annuity payments and contract charges	(25,259)	(23,468)	(2,113)	(2,520)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	1,667	(267)	(962)	(353)
Net annuitization activity	$(16,956)	$(23,735)	$(3,075)	$(2,873)
Increase (Decrease) in net assets from participant
owner transactions	$(12,834,014)	$(8,729,983)	$(315,458)	$(419,794)

Increase (Decrease) in net assets	$(14,197,045)	$788,128	$(466,520)	$(39,024)

Net Assets:
Beginning of year	$82,938,137	$82,150,009	$2,270,763	$2,309,787
End of year	$68,741,092	$82,938,137	$1,804,243	$2,270,763

Unit Transactions:
Beginning of year	4,668,685	5,183,910	132,317	162,783
Purchased	41,075	58,820	3,549	43
Transferred between Sub-Accounts and Fixed
Accumulation Account	115,335	24,840	16,176	5,954
Withdrawn, Surrendered, and Annuitized	(871,265)	(598,885)	(36,831)	(36,463)
End of year	3,953,830	4,668,685	115,211	132,317

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the ‘‘Variable Account’’) is a separate account of Sun Life Assurance Company of Canada (U.S.), (the ‘‘Sponsor’’), and was established on July 13, 1989 as a funding vehicle for the variable portion of Futurity contracts, Futurity II contracts, Futurity Focus contracts, Futurity Accolade contracts, Futurity Focus II contracts, Futurity III contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts, Futurity Select Incentive contracts (collectively, the ‘‘Contracts’’) and certain other group and individual fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds (the “Funds”) registered under the Investment Company Act of 1940, as amended. With respect to the Futurity contracts, the Funds are: AIM Variable Insurance Fund, Inc., The Alger American Fund, Credit Suisse Institutional Fund, Inc., Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Legg Mason Partners Variable Portfolios Inc., Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, and Sun Capital Advisors Trust.  With respects to the Futurity II contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S. Bleichroeder Advisers, Inc., The Alger American Fund, Alliance Variable Products  Series Fund, Inc., Credit Suisse Institutional Fund, Inc., Fidelity Variable Insurance Products Funds, Franklin Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust , Rydex Variable Trust , and Sun Capital Advisers Trust. With respect to the Futurity Focus contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S Bleicheroeder Advisors, The Alger American Fund, Credit Suisse Institutional Fund, Inc., the Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/ Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust , and Sun Capital Advisers Trust. With respect to the Futurity Accolade contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S. Bleichroeder Advisers, Inc., The Alger American Fund, Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, the Franklin Templeton Variable Insurance Products  Trust, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, and Sun Capital Advisers Trust. With respects to the Futurity Focus II contracts, Futurity III contracts and Futurity Select Four contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S. Bleichroeder Advisers, Inc., the Alger American Fund, Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, the Franklin Templeton Variable Insurance Products  Trust, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust , Rydex Variable Trust , and Sun Capital Advisers Trust. With respects to the Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S. Bleichroeder Advisers, Inc., Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, the Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust , Rydex Variable Trust, and Sun Capital Advisers Trust.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. The portion of the Variable Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires the Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities along with the disclosure of contingent assets as well as liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at market value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the first in, first out basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not currently subject to tax by the contract owner.

Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes –an interpretation of FASB Statement No. 109” (“FIN48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes”.  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2 and 3”).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Sponsor of the Sub-Accounts will adopt SFAS No. 157 effective January 1, 2008 and will apply the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.  The adoption of SFAS No. 157 is not expected to have a material impact on the Sub-Account's financial position or results of operations.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Sub-Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Futurity contracts	1.25%	-	-	-	-	-	-	-
Futurity II contracts	1.25%	-	-	-	-	-	-	-
Futurity Focus contracts	1.00%	-	-	-	-	-	-	-
Futurity Accolade contracts	1.30%	1.45%	1.55%	1.70%	-	-	-	-
Futurity Focus II contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	-	-
Futurity III contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	-	-
Futurity Select Four contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	-	-
Futurity Select Four Plus contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	-	-
Futurity Select Seven contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	-	-
Futurity Select Freedom contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	-	-
Futurity Select Incentive contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	-	-

Each year on the account anniversary, an account administration fee (‘‘Account Fee’’) equal to the lesser of $30 in the case of Futurity contracts, $35 in the case of Futurity II contracts, Futurity Accolade contracts and Futurity III contracts and $50 in the case of Futurity Focus contracts, Futurity Focus II contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts or 2% of the participant’s account value in account years one through five (thereafter, the Account Fee may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

For assuming the risk that surrender charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to Futurity Select Seven and Futurity Select Incentive and an effective annual rate of 0.20% of the net assets attributable to Futurity Select Four Plus and Futurity Select Freedom contracts.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust. Sun Capital Advisers LLC. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .60% to 1.26% and .50% to 1.10% of the Fund’s net assets, respectively.

The Sponsor does not deduct a sales charge from purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn when applicable, may be deducted to cover certain expenses relating to the sale of Futurity Select Four and Futurity II contracts; 7% for Futurity III contracts and 8% for Futurity, Futurity Focus, Futurity Accolade, Futurity Select Four Plus, Futurity Select Seven and Futurity Select Incentive contracts, including commissions paid to sales personnel, the costs of preparation of sales literature, and other promotional costs and acquisition expenses.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

For the year ended December 31, 2007, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the “Withdrawals, surrenders and annuitizations” line of the Statement of Changes in Net Assets for each Sub-Account.

	Contract Charges	Surrender Charges
AIM Variable Insurance Fund, Inc.
V.I. Core Equity Fund Series 2 Sub-Account (AG3)	$481	$-
V.I. Capital Appreciation Fund Sub-Account (AI1)	19,382	21,783
V.I. Core Equity Fund Sub-Account (AI3)	12,119	6,306
V.I. International Growth Fund Sub-Account (AI4)	9,774	13,064
V.I. Capital Appreciation Fund Series 2 Sub-Account (AI7)	519	1,448
V.I. International Growth Fund Series 2 Sub-Account (AI8)	294	182
V.I. Small Cap Equity Fund Sub-Account (ASC)	633	1,822
V.I. Dynamics Fund Sub-Account (IV1)	724	1,090
V.I. Small Company Growth Fund Sub-Account (IV2)	433	-
Arnhold and S. Bleichroeder Advisers, Inc.
First Eagle VFT Overseas Variable Series Sub-Account (SGI)	29,515	241,060
The Alger American Fund
Growth Portfolio Sub-Account (AL1)	3,332	1,522
Income and Growth Portfolio Sub-Account (AL2)	7,309	8,221
Small Capitalization Portfolio Sub-Account (AL3)	3,137	3,651
Alliance Variable Products Series Fund, Inc.
Large Cap Growth Portfolio Sub-Account (AN1)	1,015	1,327
Global Technology Portfolio Sub-Account (AN2)	937	2,099
Growth and Income Portfolio Sub-Account (AN3)	8,576	24,565
International Growth Portfolio Sub-Account (AN4)	4,657	16,330
Small Cap Growth Portfolio Sub-Account (AN5)	678	114
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio Sub-Account (CS1)	543	213
International Focus Portfolio Sub-Account (CS2)	297	-
Global Small Cap Portfolio Sub-Account (CS3)	202	369
Small Cap Growth Portfolio Sub-Account (CS4)	821	179
Fidelity Variable Insurance Products Funds
VIP Contrafund Portfolio Sub-Account (FL1)	13,417	49,171
VIP Overseas Fund Portfolio Sub-Account (FL2)	2,299	6,940
VIP Growth Fund Portfolio Sub-Account (FL3)	19,248	104,173
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2 Sub-Account (FTG)	3,849	10,741
Templeton Foreign Securities Fund Sub-Account (FTI)	2,060	10,142
Goldman Sachs Variable Insurance Trust
VIT Structured Small Cap Equity Fund Sub-Account (GS2)	1,609	2,285
VIT Structured US Equity Fund Sub-Account (GS3)	4,406	11,275
VIT Growth and Income Fund Sub-Account (GS4)	2,117	2,475
VIT International Equity Fund Sub-Account (GS5)	2,423	4,959
VIT Capital Growth Fund Sub-Account (GS7)	675	5,606

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions – continued

	Contract Charges	Surrender Charges
J.P. Morgan Series Trust II
US Large Cap Core Equity Portfolio Sub-Account (JP1)	$3,225	$2,303
International Opportunities Portfolio Sub-Account (JP2)	1,700	1,959
Small Company Portfolio Sub-Account (JP3)	1,727	4,821
Legg Mason Partners Variable Portfolios, Inc.
Capital and Income Portfolio Sub-Account (LCI)	682	-
Fundamental Value Portfolio Sub-Account (LMI)	170	-
All Cap Portfolio Sub-Account (SB1)	43	-
Investors Sub-Account (SB2)	83	-
Strategic Bond Portfolio Sub-Account (SB3)	424	-
Total Return Portfolio Sub-Account (SB4)	71	-
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio Sub-Account (LA1)	43,002	157,560
Mid Cap Value Portfolio Sub-Account (LA2)	29,661	102,167
International Portfolio Sub-Account (LA3)	1,969	8,160
MFS/Sun Life Series Trust
Capital Appreciation Series Sub-Account (CAS)	4,083	3,597
Emerging Growth Series Sub-Account (EGS)	10,518	22,065
Government Securities Series Sub-Account (GSS)	7,310	17,421
High Yield Series Sub-Account (HYS)	5,416	5,896
New Discovery S Class Sub-Account (M1A)	14,059	71,530
Massachusetts Investors Growth Stock S Class Sub-Account (M1B)	2,945	2,289
High Yield S Class Sub-Account (MFC)	2,872	7,191
Capital Appreciation S Class Sub-Account (MFD)	782	5,250
Utilities S Class Sub-Account (MFE)	2,874	19,209
Emerging Growth S Class Sub-Account (MFF)	962	3,293
Total Return S Class Sub-Account (MFJ)	30,105	89,622
Government Securities S Class Sub-Account (MFK)	7,898	34,073
Massachusetts Investors Trust S Class Sub-Account (MFL)	2,455	6,058
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	7,994	14,755
Massachusetts Investors Trust Series Sub-Account (MIT)	6,434	11,566
Money Market Series Sub-Account (MMS)	1,664	-
New Discovery Series Sub-Account (NWD)	10,190	22,312
Total Return Series Sub-Account (TRS)	11,886	36,248
Utilities Series Sub-Account (UTS)	9,617	35,228
OCC Accumulation Trust
Equity Portfolio Sub-Account (OP1)	1,460	695
Mid Cap Value Portfolio Sub-Account (OP2)	1,626	4,190
Small Cap Portfolio Sub-Account (OP3)	725	2,159
Managed Portfolio Sub-Account (OP4)	343	-
PIMCO Variable Insurance Trust
High Yield Portfolio Sub-Account (PHY)	17,954	95,389
Emerging Markets Bond Portfolio Sub-Account (PMB)	16,997	84,364
Real Return Portfolio Sub-Account (PRR)	4,547	12,653
Total Return Portfolio Sub-Account (PTR)	23,237	89,824

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Contract Charges	Surrender Charges
Rydex Variable Trust
Nova Fund Sub-Account (RX1)	$411	$899
OTC Fund Sub-Account (RX2)	393	256
Sun Capital Advisers Trust
FI Large Cap Growth Fund I Class Sub-Account (LCG)	7,418	1,552
FI Large Cap Growth Fund Sub-Account (LGF)	1,531	970
Sun Capital Money Market Fund Sub-Account (SC1)	33,890	300,475
Sun Capital Investment Grade Bond Fund Sub-Account (SC2)	9,524	30,876
Sun Capital Real Estate Fund Sub-Account (SC3)	23,780	77,139
SC Blue Chip Mid Cap Fund Sub-Account (SC5)	21,493	83,501
SC Davis Venture Value Fund Sub-Account (SC7)	11,260	95,487
SC Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	22,452	80,733
Sun Capital All Cap Fund Sub-Account (SCM)	1,000	5,362

(4) Reserve for Variable Annuities

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option.  Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity, Futurity II, Futurity Focus and Futurity Accolade products and the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive products. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

5) Investment Purchases and Sales

The following table shows the aggregate cost of shares of the Funds purchased and proceeds from the sales of investments of the Funds for each Sub-account for the year ended December 31, 2007:

	Purchases	Sales
AIM Variable Insurance Fund, Inc.
V.I. Core Equity Fund Series 2 Sub-Account (AG3)	$22,971	$217,085
V.I. Capital Appreciation Fund Sub-Account (AI1)	1,871,572	14,492,539
V.I. Core Equity Fund Sub-Account (AI3)	1,926,912	9,763,481
V.I. International Growth Fund Sub-Account (AI4)	4,350,830	12,784,432
V.I. Capital Appreciation Fund Series 2 Sub-Account (AI7)	9,433	646,350
V.I. International Growth Fund Series 2 Sub-Account (AI8)	90,680	464,527
V.I. Small Cap Equity Fund Sub-Account (ASC)	5,053,865	876,636
V.I. Dynamics Fund Sub-Account (IV1)	1,098,748	1,638,937
V.I. Small Company Growth Fund Sub-Account (IV2)	924,798	5,611,801
Arnhold and S. Bleichroeder Advisers, Inc.
First Eagle VFT Overseas Variable Series Sub-Account (SGI)	15,611,992	47,705,069
The Alger American Fund
Growth Portfolio Sub-Account (AL1)	318,018	28,926,464
Income and Growth Portfolio Sub-Account (AL2)	205,119	4,756,909
Small Capitalization Portfolio Sub-Account (AL3)	189,486	2,132,548
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales – continued

	Purchases	Sales
Alliance Variable Products Series Fund, Inc.
Large Cap Growth Portfolio Sub-Account (AN1)	$ 449,627	$ 9,333,636
Global Technology Portfolio Sub-Account (AN2)	1,156,374	904,110
Growth and Income Portfolio Sub-Account (AN3)	5,169,638	11,403,853
International Growth Portfolio Sub-Account (AN4)	11,180,994	6,354,053
Small Cap Growth Portfolio Sub-Account (AN5)	869,196	1,267,460
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio Sub-Account (CS1)	2,025,374	1,598,289
International Focus Portfolio Sub-Account (CS2)	35,897	132,125
Global Small Cap Portfolio Sub-Account (CS3)	356,049	498,763
Small Cap Growth Portfolio Sub-Account (CS4)	121,152	285,681
Fidelity Variable Insurance Products Funds
VIP Contrafund Portfolio Sub-Account (FL1)	21,734,055	15,968,355
VIP Overseas Fund Portfolio Sub-Account (FL2)	2,963,601	3,079,577
VIP Growth Fund Portfolio Sub-Account (FL3)	7,040,542	27,591,177
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2 Sub-Account (FTG)	2,545,358	3,769,720
Templeton Foreign Securities Fund Sub-Account (FTI)	2,299,800	4,580,529
Goldman Sachs Variable Insurance Trust
VIT Structured Small Cap Equity Fund Sub-Account (GS2)	805,400	2,174,677
VIT Structured US Equity Fund Sub-Account (GS3)	1,784,702	3,856,090
VIT Growth and Income Fund Sub-Account (GS4)	3,045,825	3,752,235
VIT International Equity Fund Sub-Account (GS5)	1,272,532	2,950,367
VIT Capital Growth Fund Sub-Account (GS7)	758,744	1,347,244
J.P. Morgan Series Trust II
US Large Cap Core Equity Portfolio Sub-Account (JP1)	584,986	2,535,769
International Opportunities Portfolio Sub-Account (JP2)	408,267	1,649,471
Small Company Portfolio Sub-Account (JP3)	425,611	1,545,176
Legg Mason Partners Variable Portfolios, Inc.
Capital and Income Portfolio Sub-Account (LCI)	2,526,093	452,008
Fundamental Value Portfolio Sub-Account (LMI)	620,094	55,265
All Cap Portfolio Sub-Account (SB1)	112,030	634,136
Investors Sub-Account (SB2)	62,426	35,460
Strategic Bond Portfolio Sub-Account (SB3)	114,871	532,681
Total Return Portfolio Sub-Account (SB4)	57,617	2,354,746
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio Sub-Account (LA1)	20,436,988	45,927,498
Mid Cap Value Portfolio Sub-Account (LA2)	21,433,881	29,689,516
International Portfolio Sub-Account (LA3)	3,226,281	3,928,330

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales – continued

	Purchases	Sales
MFS/Sun Life Series Trust
Capital Appreciation Series Sub-Account (CAS)	$ 159,316	$ 3,014,308
Emerging Growth Series Sub-Account (EGS)	1,236,200	6,753,041
Government Securities Series Sub-Account (GSS)	4,884,268	9,422,230
High Yield Series Sub-Account (HYS)	2,823,352	6,923,541
New Discovery S Class Sub-Account (M1A)	4,489,300	11,214,800
Massachusetts Investors Growth Stock S Class Sub-Account (M1B)	385,209	1,978,964
High Yield S Class Sub-Account (MFC)	3,345,471	5,255,359
Capital Appreciation S Class Sub-Account (MFD)	70,932	354,405
Utilities S Class Sub-Account (MFE)	2,524,344	3,583,620
Emerging Growth S Class Sub-Account (MFF)	514,971	709,186
Total Return S Class Sub-Account (MFJ)	10,413,019	15,220,935
Government Securities S Class Sub-Account (MFK)	2,457,135	4,066,735
Massachusetts Investors Trust S Class Sub-Account (MFL)	799,034	1,500,288
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	614,719	6,408,930
Massachusetts Investors Trust Series Sub-Account (MIT)	522,952	5,737,040
Money Market Series Sub-Account (MMS)	1,695,895	1,467,844
New Discovery Series Sub-Account (NWD)	2,861,696	10,205,668
Total Return Series Sub-Account (TRS)	5,548,062	13,768,560
Utilities Series Sub-Account (UTS)	5,221,114	13,413,216
OCC Accumulation Trust
Equity Portfolio Sub-Account (OP1)	613,126	981,408
Mid Cap Value Portfolio Sub-Account (OP2)	224,950	3,250,704
Small Cap Portfolio Sub-Account (OP3)	573,750	864,793
Managed Portfolio Sub-Account (OP4)	87,788	443,152
PIMCO Variable Insurance Trust
High Yield Portfolio Sub-Account (PHY)	11,641,278	22,090,110
Emerging Markets Bond Portfolio Sub-Account (PMB)	9,935,559	19,338,214
Real Return Portfolio Sub-Account (PRR)	4,165,782	5,494,200
Total Return Portfolio Sub-Account (PTR)	21,060,876	36,425,150
Rydex Variable Trust
Nova Fund Sub-Account (RX1)	305,761	769,547
OTC Fund Sub-Account (RX2)	1,124,287	1,487,118
Sun Capital Advisers Trust
FI Large Cap Growth Fund I Class Sub-Account (LCG)	25,008,359	6,348,178
FI Large Cap Growth Fund Sub-Account (LGF)	8,651,875	1,905,289
Sun Capital Money Market Fund Sub-Account (SC1)	86,466,821	84,506,437
Sun Capital Investment Grade Bond Fund Sub-Account (SC2)	8,499,103	13,401,298
Sun Capital Real Estate Fund Sub-Account (SC3)	20,125,913	26,312,669
SC Blue Chip Mid Cap Fund Sub-Account (SC5)	18,778,040	28,253,008
SC Davis Venture Value Fund Sub-Account (SC7)	5,972,019	17,479,189
SC Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	16,809,331	22,187,385
Sun Capital All Cap Fund Sub-Account (SCM)	1,336,489	1,551,959

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit outstanding for variable annuity contracts, net assets, investment income ratio, expense ratios', excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:

		At December 31					For year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

AG3
	December 31, 2007	25,019	$13.0080	to	$17.4587	$391,340	0.79%	1.35%	to	2.25%	5.44%	to	6.41%
	December 31, 2006	38,485	12.3371	to	16.4063	549,178	0.59	1.35	to	2.25	13.80	to	14.85
	December 31, 2005	33,532	10.8406	to	14.2850	401,916	1.17	1.35	to	2.25	2.72	to	3.66
	December 31, 2004	37,182	10.5537	to	13.7805	440,009	0.83	1.35	to	2.25	6.22	to	7.20
	December 31, 2003	37,791	9.9355	to	12.8547	420,573	1.29	1.35	to	2.25	21.36	to	22.48
AI1
	December 31, 2007	4,136,257	6.9441	to	13.3164	39,803,174	-	1.15	to	1.85	9.93	to	10.73
	December 31, 2006	5,389,199	6.3136	to	12.0579	47,213,535	0.06	1.15	to	1.85	4.34	to	5.09
	December 31, 2005	3,329,705	6.0480	to	11.5039	27,382,457	0.06	1.15	to	1.85	6.83	to	7.60
	December 31, 2004	4,032,429	5.6585	to	10.7196	31,312,996	-	1.15	to	1.85	4.65	to	5.41
	December 31, 2003	4,349,721	5.4044	to	10.1966	32,219,547	-	1.00	to	1.85	27.13	to	28.05
AI3
	December 31, 2007	2,684,124	8.1902	to	13.4164	27,512,212	1.01	1.00	to	1.85	6.11	to	7.03
	December 31, 2006	3,451,306	7.7031	to	12.5839	33,126,454	0.55	1.00	to	1.85	14.55	to	15.54
	December 31, 2005	3,571,932	6.7111	to	10.9334	30,162,342	1.42	1.00	to	1.85	3.37	to	4.26
	December 31, 2004	4,307,659	6.4351	to	10.5268	35,393,203	0.93	1.00	to	1.85	6.95	to	7.88
	December 31, 2003	4,977,326	6.0140	to	9.7960	38,099,300	1.00	1.00	to	1.85	22.12	to	23.18
AI4
	December 31, 2007	2,168,045	12.3268	to	19.8227	33,182,112	0.38	1.15	to	1.85	12.59	to	13.41
	December 31, 2006	2,694,506	10.9432	to	17.5224	36,793,247	0.98	1.15	to	1.85	25.87	to	26.78
	December 31, 2005	3,163,208	8.6897	to	13.8552	34,228,788	0.65	1.15	to	1.85	15.75	to	16.75
	December 31, 2004	3,574,144	7.5033	to	11.9128	33,192,203	0.64	1.00	to	1.85	21.71	to	22.76
	December 31, 2003	3,910,999	6.1619	to	9.7415	29,736,901	0.56	1.00	to	1.85	26.68	to	27.77
AI7
	December 31, 2007	89,504	11.8723	to	17.4214	1,339,839	-	1.35	to	2.30	9.15	to	10.22
	December 31, 2006	141,340	10.8492	to	15.8066	1,808,908	-	1.35	to	2.30	3.62	to	4.63
	December 31, 2005	80,171	10.4430	to	15.1071	988,051	-	1.35	to	2.10	6.30	to	7.12
	December 31, 2004	83,459	9.8187	to	14.1034	961,587	-	1.35	to	2.10	4.09	to	4.89
	December 31, 2003	72,162	9.4277	to	13.4455	816,932	-	1.35	to	2.10	26.47	to	27.44
AI8
	December 31, 2007	37,189	19.9362	to	25.3378	888,856	0.31	1.35	to	2.25	11.86	to	12.89
	December 31, 2006	53,726	17.9968	to	22.5242	1,109,606	0.86	1.35	to	2.10	25.20	to	26.16
	December 31, 2005	55,782	14.3668	to	17.9171	902,989	0.60	1.35	to	2.10	15.24	to	16.12
	December 31, 2004	63,338	12.4607	to	15.4847	890,184	0.57	1.35	to	2.10	21.10	to	22.03
	December 31, 2003	60,796	10.2842	to	12.7345	711,484	0.49	1.35	to	2.10	25.90	to	26.86
ASC
	December 31, 2007 (b)	411,171	9.8252	to	9.9028	4,061,659	-	1.15	to	2.30	(1.75)	to	(0.97)
IV1
	December 31, 2007	256,825	11.0296	to	22.9485	3,096,505	-	1.15	to	2.35	9.54	to	10.89
	December 31, 2006	301,975	10.0178	to	20.7371	3,280,686	-	1.15	to	2.35	13.39	to	14.78
	December 31, 2005	212,624	8.7897	to	18.1030	2,088,498	-	1.15	to	2.35	8.13	to	9.45
	December 31, 2004	236,847	8.0879	to	16.5734	2,087,945	-	1.15	to	2.05	10.78	to	12.03
	December 31, 2003	265,834	7.2709	to	14.8235	2,049,623	-	1.15	to	2.25	34.73	to	36.24
IV2
	December 31, 2007 (a)	-	-	to	-	-	-	1.15	to	2.30	8.53	to	8.94
	December 31, 2006	456,882	10.0860	to	18.4205	5,108,554	-	1.15	to	2.30	11.51	to	12.82
	December 31, 2005	375,781	9.0037	to	16.3607	3,798,024	-	1.15	to	2.30	2.78	to	3.99
	December 31, 2004	390,021	8.7201	to	15.7654	3,776,289	-	1.15	to	2.30	11.27	to	12.58
	December 31, 2003	367,540	7.8009	to	14.0319	3,142,310	-	1.15	to	2.30	30.37	to	31.90
SGI
	December 31, 2007	4,959,755	25.4383	to	33.4454	159,761,421	-	1.00	to	2.55	5.04	to	6.72
	December 31, 2006	5,849,760	24.2175	to	31.3391	177,893,783	6.43	1.00	to	2.55	21.90	to	23.83
	December 31, 2005	6,745,856	19.8666	to	25.3074	166,549,996	2.29	1.00	to	2.55	18.37	to	20.25
	December 31, 2004	6,913,520	16.7837	to	20.9809	142,734,261	2.48	1.15	to	2.55	24.19	to	26.17
	December 31, 2003	6,087,549	13.5150	to	16.6818	100,397,991	0.05	1.00	to	2.55	35.15	to	49.57

(a)  Sub-Account closed on April 30, 2007.
(b)  For the period April 30, 2007 (commencement of operations) through December 31, 2007.
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

AL1
	December 31, 2007 (a)	-	$-	to	$-	$-	-%	1.15%	to	1.85%	7.04%	to	7.29%
	December 31, 2006	2,983,599	6.8845	to	12.8016	26,690,820	0.13	1.15	to	1.85	3.21	to	3.96
	December 31, 2005	4,056,460	6.6671	to	12.3447	34,643,303	0.23	1.15	to	1.85	9.97	to	10.76
	December 31, 2004	5,448,196	6.0597	to	11.1726	41,710,670	-	1.15	to	1.85	3.54	to	4.29
	December 31, 2003	6,967,886	5.8495	to	10.7391	51,067,194	-	1.15	to	1.85	32.66	to	33.81
AL2
	December 31, 2007	1,370,785	8.0368	to	15.1255	14,937,135	0.82	1.15	to	1.85	8.08	to	8.87
	December 31, 2006	1,757,863	7.4319	to	13.9273	17,905,300	1.32	1.15	to	1.85	7.29	to	8.07
	December 31, 2005	2,233,544	6.9233	to	12.9191	21,427,920	1.10	1.15	to	1.85	1.53	to	2.41
	December 31, 2004	2,847,367	6.8155	to	12.6640	26,554,538	0.56	1.00	to	1.85	5.85	to	6.76
	December 31, 2003	3,733,810	6.4358	to	11.9076	32,584,863	0.33	1.00	to	1.85	27.44	to	28.54
AL3
	December 31, 2007	469,618	8.6918	to	14.8250	5,461,591	-	1.15	to	1.85	15.06	to	15.90
	December 31, 2006	633,958	7.5502	to	12.8253	6,394,042	-	1.15	to	1.85	17.80	to	18.66
	December 31, 2005	831,703	6.4059	to	10.8376	7,178,774	-	1.15	to	1.85	14.73	to	15.56
	December 31, 2004	1,007,491	5.5809	to	9.4036	7,621,329	-	1.15	to	1.85	14.41	to	15.24
	December 31, 2003	1,243,757	4.8755	to	8.1817	8,177,252	-	1.15	to	1.85	39.71	to	40.73
AN1
	December 31, 2007 (a)	-	-	to	-	-	-	1.15	to	2.10	4.02	to	4.35
	December 31, 2006	965,443	8.1916	to	14.9720	8,490,109	-	1.15	to	2.10	(2.72)	to	(1.78)
	December 31, 2005	1,388,649	8.3995	to	15.2742	12,415,411	-	1.15	to	2.10	12.44	to	13.53
	December 31, 2004	1,506,718	7.4513	to	13.4816	11,884,975	-	1.15	to	2.10	5.90	to	7.10
	December 31, 2003	1,617,322	7.0074	to	12.6139	12,001,089	-	1.15	to	2.25	20.59	to	21.95
AN2
	December 31, 2007	232,519	8.5191	to	20.0118	2,177,291	-	1.15	to	2.10	17.36	to	18.51
	December 31, 2006	205,629	7.2402	to	16.9208	1,664,293	-	1.15	to	2.10	6.11	to	7.14
	December 31, 2005	281,537	6.8059	to	15.8254	2,103,260	-	1.15	to	2.10	1.48	to	2.46
	December 31, 2004	281,520	6.6898	to	15.4768	2,100,054	-	1.15	to	2.10	2.87	to	3.88
	December 31, 2003	396,141	6.4863	to	14.9298	2,817,763	-	1.15	to	2.10	40.56	to	42.14
AN3
	December 31, 2007	2,272,930	12.0996	to	18.5505	28,884,768	1.19	1.15	to	2.30	2.44	to	3.65
	December 31, 2006	2,886,467	11.7574	to	17.9341	35,472,949	1.18	1.15	to	2.30	14.30	to	15.64
	December 31, 2005	3,615,241	10.2393	to	15.5396	38,489,570	1.29	1.15	to	2.30	(4.78)	to	3.55
	December 31, 2004	4,469,640	9.9734	to	15.0595	46,251,629	0.74	1.00	to	2.30	8.66	to	10.11
	December 31, 2003	4,877,794	9.1366	to	13.7258	46,061,707	0.85	1.00	to	2.30	29.15	to	30.86
AN4
	December 31, 2007	776,150	23.2632	to	30.9420	19,098,566	1.36	1.15	to	2.35	15.00	to	16.42
	December 31, 2006	837,640	20.1258	to	26.7279	17,708,984	0.66	1.15	to	2.35	23.73	to	25.25
	December 31, 2005	679,808	16.1833	to	21.4594	11,511,506	0.33	1.15	to	2.35	17.73	to	19.17
	December 31, 2004	465,307	13.6767	to	18.1079	6,619,081	0.10	1.15	to	2.10	21.36	to	22.54
	December 31, 2003	351,603	11.2403	to	14.8594	4,110,462	1.04	1.15	to	2.10	40.07	to	41.43
AN5
	December 31, 2007	180,795	12.7562	to	21.7805	2,513,241	-	1.15	to	2.25	11.13	to	12.38
	December 31, 2006	216,018	11.4321	to	19.4201	2,621,300	-	1.15	to	2.25	8.02	to	9.24
	December 31, 2005	278,179	10.5399	to	17.8140	3,123,620	-	1.15	to	2.25	2.50	to	3.65
	December 31, 2004	264,939	10.2405	to	17.2206	2,844,332	-	1.15	to	2.25	11.80	to	13.07
	December 31, 2003	116,800	9.1218	to	15.2615	1,109,464	-	1.15	to	2.25	45.33	to	46.97
CS1
	December 31, 2007	89,977	25.2256	to	36.0240	3,043,581	1.54	1.15	to	1.40	27.62	to	27.96
	December 31, 2006	91,812	19.7628	to	28.1529	2,406,743	0.51	1.15	to	1.40	30.67	to	31.01
	December 31, 2005	81,847	15.1218	to	21.5383	1,583,158	0.75	1.15	to	1.40	26.15	to	26.48
	December 31, 2004	80,296	11.9850	to	17.0738	1,256,470	0.29	1.15	to	1.40	23.18	to	23.51
	December 31, 2003	82,222	9.7279	to	13.8611	1,044,211	-	1.15	to	1.40	40.88	to	41.25
CS2
	December 31, 2007	27,519	14.0522	to	16.0414	415,287	1.01	1.15	to	1.40	14.96	to	15.26
	December 31, 2006	33,808	12.2217	to	13.9545	447,024	1.00	1.15	to	1.40	17.00	to	17.31
	December 31, 2005	47,318	10.4441	to	11.9272	539,183	0.84	1.15	to	1.40	15.80	to	16.11
	December 31, 2004	53,306	9.0174	to	10.2999	526,411	1.02	1.15	to	1.40	13.13	to	13.43
	December 31, 2003	65,412	7.9691	to	9.1043	571,636	0.46	1.15	to	1.40	31.23	to	31.58

(a)  Sub-Account closed on April 30, 2007.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

CS3
	December 31, 2007	25,108	$11.1582	to	$13.5804	$326,524	-%	1.15%	to	1.40%	(5.31)%	to	(5.05)%
	December 31, 2006	35,748	11.7814	to	14.3418	488,220	-	1.15	to	1.40	11.62	to	11.92
	December 31, 2005	36,326	10.5525	to	12.8484	447,759	-	1.15	to	1.40	14.52	to	14.83
	December 31, 2004	45,514	9.2125	to	11.2190	492,597	-	1.15	to	1.40	16.33	to	16.64
	December 31, 2003	41,071	7.9175	to	9.6439	381,993	-	1.15	to	1.40	45.59	to	45.98
CS4
	December 31, 2007	112,854	10.0227	to	12.5476	1,222,984	-	1.15	to	1.40	(2.23)	to	(1.97)
	December 31, 2006	124,946	10.2492	to	12.8338	1,391,167	-	1.15	to	1.40	3.30	to	3.58
	December 31, 2005	159,999	9.9194	to	12.4233	1,723,614	-	1.15	to	1.40	(4.04)	to	(3.78)
	December 31, 2004	191,347	10.3348	to	12.9461	2,146,797	-	1.15	to	1.40	9.31	to	9.61
	December 31, 2003	117,857	9.4525	to	11.8432	1,301,976	-	1.15	to	1.40	46.47	to	46.86
FL1
	December 31, 2007	2,960,551	17.1579	to	21.6752	53,222,657	0.72	1.15	to	2.35	14.53	to	15.95
	December 31, 2006	3,375,023	14.9042	to	18.7322	52,495,890	1.01	1.15	to	2.35	8.82	to	10.15
	December 31, 2005	3,226,194	13.6266	to	17.0399	45,777,748	0.12	1.15	to	2.35	13.91	to	15.31
	December 31, 2004	2,876,581	11.9014	to	14.8074	35,659,207	0.19	1.15	to	2.35	12.45	to	13.83
	December 31, 2003	2,230,010	10.5300	to	13.0346	24,392,563	0.25	1.15	to	2.30	20.05	to	26.72
FL2
	December 31, 2007	646,769	15.1319	to	24.0207	10,363,716	2.89	1.15	to	2.10	14.58	to	15.70
	December 31, 2006	711,657	13.1723	to	20.8036	9,879,973	0.70	1.15	to	2.10	15.31	to	16.42
	December 31, 2005	786,753	11.3948	to	17.9632	9,371,943	0.53	1.15	to	2.10	16.30	to	17.42
	December 31, 2004	931,307	9.7732	to	15.3834	9,479,881	1.08	1.15	to	2.10	10.93	to	12.01
	December 31, 2003	975,952	8.7879	to	13.8113	8,843,340	0.48	1.15	to	2.10	40.04	to	41.39
FL3
	December 31, 2007	5,224,408	10.4927	to	19.0282	62,272,502	0.41	1.00	to	2.55	23.41	to	25.39
	December 31, 2006	7,077,916	8.4411	to	15.2298	67,154,752	0.16	1.00	to	2.55	3.86	to	5.51
	December 31, 2005	7,227,275	8.0694	to	14.4856	65,376,984	0.28	1.00	to	2.55	2.82	to	4.45
	December 31, 2004	7,870,040	7.7923	to	13.9175	68,251,070	0.13	1.15	to	2.55	0.49	to	2.09
	December 31, 2003	6,986,042	7.6992	to	13.6813	58,659,774	0.10	1.00	to	2.55	18.46	to	31.22
FTG
	December 31, 2007	368,037	18.7217	to	20.8291	7,471,651	1.41	1.15	to	2.25	0.03	to	1.18
	December 31, 2006	445,167	18.6869	to	20.5868	9,015,857	1.31	1.15	to	2.25	19.08	to	20.43
	December 31, 2005	400,641	15.6693	to	17.0948	6,741,828	1.11	1.15	to	2.25	6.42	to	7.63
	December 31, 2004	307,055	14.7014	to	15.8831	4,826,714	0.98	1.15	to	2.25	13.41	to	14.70
	December 31, 2003	100,517	12.9432	to	13.8470	1,378,832	2.23	1.15	to	2.25	29.17	to	30.63
FTI
	December 31, 2007	323,272	21.7035	to	24.0883	7,600,283	2.03	1.00	to	2.10	13.02	to	14.30
	December 31, 2006	448,566	19.2033	to	21.0752	9,262,053	1.21	1.00	to	2.10	18.90	to	20.23
	December 31, 2005	369,103	16.1505	to	17.5284	6,341,480	1.17	1.00	to	2.10	7.86	to	9.07
	December 31, 2004	305,720	14.9733	to	16.0707	4,833,764	1.03	1.00	to	2.10	16.03	to	17.34
	December 31, 2003	209,950	12.9043	to	13.6958	2,840,756	1.28	1.00	to	2.10	29.44	to	30.89
GS2
	December 31, 2007	222,304	12.4053	to	17.5808	3,256,016	0.30	1.00	to	1.85	(18.04)	to	(17.32)
	December 31, 2006	315,753	14.9563	to	21.2942	5,732,748	0.58	1.00	to	1.85	10.20	to	11.15
	December 31, 2005	412,887	13.5653	to	19.1845	6,771,886	0.25	1.00	to	1.85	4.11	to	5.01
	December 31, 2004	421,700	13.1119	to	18.2944	6,663,954	0.18	1.15	to	1.85	14.17	to	15.00
	December 31, 2003	537,797	11.4610	to	15.9079	7,512,286	0.27	1.15	to	1.85	43.31	to	44.35
GS3
	December 31, 2007	980,655	9.2642	to	17.5793	11,142,824	0.94	1.15	to	2.10	(3.71)	to	(2.75)
	December 31, 2006	1,208,918	9.5911	to	18.1161	14,346,228	1.04	1.15	to	2.10	10.53	to	11.61
	December 31, 2005	1,374,302	8.6512	to	16.2665	14,963,423	0.75	1.15	to	2.10	4.28	to	5.30
	December 31, 2004	1,604,359	8.2707	to	15.4805	16,491,554	1.14	1.15	to	2.10	12.52	to	13.63
	December 31, 2003	1,694,905	7.3278	to	13.6530	15,298,517	0.71	1.15	to	2.10	26.76	to	28.00
GS4
	December 31, 2007	529,518	12.3973	to	14.5961	7,144,769	1.62	1.15	to	1.85	(0.39)	to	0.33
	December 31, 2006	627,538	12.4208	to	14.5940	8,533,304	1.86	1.15	to	1.85	20.37	to	21.24
	December 31, 2005	598,426	10.2980	to	12.0753	6,675,346	1.60	1.15	to	1.85	2.01	to	2.75
	December 31, 2004	643,199	10.0745	to	11.7893	7,051,742	1.59	1.15	to	1.85	16.60	to	17.44
	December 31, 2003	642,298	8.6229	to	10.0702	5,995,111	1.33	1.15	to	1.85	22.06	to	22.95
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***
GS5
	December 31, 2007	511,690	$11.0611	to	$15.6240	$7,019,411	1.19%	1.15%	to	1.85%	5.88%	to	6.65%
	December 31, 2006	688,435	10.4417	to	14.6890	8,919,823	1.58	1.15	to	1.85	19.85	to	20.72
	December 31, 2005	771,158	8.7078	to	12.2003	8,397,043	0.30	1.15	to	1.85	11.61	to	12.41
	December 31, 2004	993,729	7.7983	to	10.8819	9,614,462	1.23	1.15	to	1.85	11.38	to	12.19
	December 31, 2003	965,025	6.9980	to	9.7254	8,349,977	4.23	1.15	to	1.85	32.99	to	33.95
GS7
	December 31, 2007	277,254	9.8770	to	16.4867	3,019,469	0.17	1.15	to	2.10	7.81	to	8.86
	December 31, 2006	330,345	9.1384	to	15.1760	3,291,217	0.13	1.15	to	2.10	6.29	to	7.31
	December 31, 2005	326,430	8.5761	to	14.1702	3,027,975	0.14	1.15	to	2.10	0.63	to	1.76
	December 31, 2004	444,078	8.4876	to	13.9531	4,134,445	0.83	1.15	to	2.25	6.63	to	7.83
	December 31, 2003	351,482	7.9276	to	12.9662	3,099,739	0.31	1.15	to	2.10	21.14	to	22.32
JP1
	December 31, 2007	560,270	8.4546	to	11.2795	5,881,816	1.13	1.15	to	1.85	(0.23)	to	0.50
	December 31, 2006	735,943	8.4698	to	11.2515	7,746,304	1.04	1.15	to	1.85	14.42	to	15.25
	December 31, 2005	940,914	7.3984	to	9.7866	8,730,509	1.30	1.15	to	1.85	(0.52)	to	0.20
	December 31, 2004	1,162,485	7.4332	to	9.7910	10,721,269	0.82	1.15	to	1.85	7.46	to	8.24
	December 31, 2003	1,418,266	6.9138	to	9.0681	12,067,198	0.77	1.15	to	1.85	25.77	to	26.68
JP2
	December 31, 2007	247,671	11.6414	to	16.2779	3,429,750	1.12	1.15	to	1.85	7.30	to	8.08
	December 31, 2006	340,519	10.8274	to	15.1011	4,337,554	1.03	1.15	to	1.85	19.79	to	20.66
	December 31, 2005	400,367	9.0205	to	12.5492	4,290,845	0.90	1.15	to	1.85	8.65	to	9.44
	December 31, 2004	496,484	8.2854	to	11.4974	4,893,824	0.59	1.15	to	1.85	16.18	to	17.02
	December 31, 2003	573,871	7.1172	to	9.8513	4,867,038	0.84	1.15	to	1.85	29.99	to	30.94
JP3
	December 31, 2007	281,192	10.5860	to	17.2346	3,793,017	-	1.15	to	1.85	(7.42)	to	(6.75)
	December 31, 2006	366,045	11.4116	to	18.4817	5,336,837	-	1.15	to	1.85	12.88	to	13.70
	December 31, 2005	458,734	10.0886	to	16.2545	5,962,869	-	1.15	to	1.85	1.51	to	2.24
	December 31, 2004	511,581	9.9185	to	15.9112	6,626,292	-	1.15	to	1.85	24.81	to	25.72
	December 31, 2003	526,385	7.9305	to	12.6899	5,479,284	-	1.15	to	1.85	33.46	to	34.43
LCI
	December 31, 2007 (b)	176,830		10.0198		1,785,195	-		1.40			0.20
LMI
	December 31, 2007 (b)	53,713		9.5060		510,603	-		1.40			(4.94)
SB1
	December 31, 2007 (a)	-		-		-	0.32		1.40			5.00
	December 31, 2006	26,478		19.7946		524,148	1.14		1.40			16.49
	December 31, 2005	40,865		16.9932		694,460	0.84		1.40			2.61
	December 31, 2004	43,010		16.5603		712,430	0.54		1.40			6.81
	December 31, 2003	45,933		15.5041		712,300	0.26		1.40			37.12
SB2
	December 31, 2007	35,049		16.3700		573,793	1.27		1.40			2.46
	December 31, 2006	34,312		15.9771		548,234	1.49		1.40			16.63
	December 31, 2005	42,537		13.6989		582,749	1.18		1.40			5.06
	December 31, 2004	46,159		13.0390		601,852	1.46		1.40			8.85
	December 31, 2003	45,865		11.9790		549,419	1.44		1.40			30.51
SB3
	December 31, 2007	104,249		15.3823		1,632,981	4.61		1.40			.58
	December 31, 2006	134,982		15.2939		2,095,175	4.75		1.40			3.58
	December 31, 2005	196,147		14.7654		2,927,433	4.70		1.40			1.06
	December 31, 2004	208,946		14.6110		3,084,437	4.61		1.40			5.17
	December 31, 2003	227,701		13.8926		3,194,920	5.04		1.40			11.67
SB4
	December 31, 2007 (a)	-		-		-	0.81		1.40			2.91
	December 31, 2006	167,669		13.3744		2,256,213	1.95		1.40			11.01
	December 31, 2005	269,408		12.0476		3,258,897	1.83		1.40			1.89
	December 31, 2004	311,151		11.8238		3,692,182	1.77		1.40			7.23
	December 31, 2003	303,978		11.0262		3,364,835	1.77		1.40			14.32
LA
	December 31, 2007	9,829,811	12.8223	to	18.5163	152,368,280	1.11	1.00	to	2.55	0.79	to	2.40
	December 31, 2006	12,077,052	12.6831	to	18.1473	183,726,953	1.21	1.00	to	2.55	14.29	to	16.10
	December 31, 2005	13,621,201	11.0632	to	15.6855	179,639,968	0.95	1.00	to	2.55	0.62	to	2.22
	December 31, 2004	14,554,694	10.9612	to	15.3996	188,671,788	0.86	1.00	to	2.55	9.77	to	11.52
	December 31, 2003	14,220,415	9.9546	to	13.8575	165,999,819	0.73	1.00	to	2.55	19.13	to	29.70

(a)  Sub-Account closed on April 30, 2007.
(b)  For the period April 30, 2007 (commencement of operations) through December 31, 2007.
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

LA2
	December 31, 2007	5,381,998	$14.1437	to	$18.8622	$87,982,040	0.39%	1.00%	to	2.55%	(2.00)%	to	(0.43)%
	December 31, 2006	6,489,218	14.3876	to	19.0113	106,667,041	0.48	1.00	to	2.55	9.38	to	11.11
	December 31, 2005	7,264,902	13.1139	to	17.1707	108,021,104	0.44	1.00	to	2.55	5.47	to	7.14
	December 31, 2004	7,462,770	12.3957	to	16.0827	104,214,749	0.31	1.00	to	2.55	20.87	to	22.80
	December 31, 2003	6,889,740	10.2236	to	13.1433	78,536,192	0.64	1.00	to	2.55	20.80	to	23.51
LA3
	December 31, 2007	379,864	16.8576	to	27.6210	6,910,229	0.79	1.15	to	2.35	2.26	to	3.52
	December 31, 2006	463,713	16.4012	to	26.8319	8,172,419	0.44	1.15	to	2.35	26.05	to	27.60
	December 31, 2005	389,684	12.9454	to	21.1461	5,368,719	-	1.15	to	2.35	23.66	to	25.18
	December 31, 2004	358,522	10.4151	to	16.9868	3,909,396	0.16	1.15	to	2.10	18.17	to	19.31
	December 31, 2003	213,445	8.7914	to	14.3168	1,964,050	2.12	1.15	to	2.10	38.29	to	39.63
CAS
	December 31, 2007	809,834	5.9407	to	10.1513	6,655,013	0.20	1.15	to	1.85	9.07	to	9.87
	December 31, 2006	1,151,127	5.4355	to	9.2625	8,688,269	0.20	1.15	to	1.85	4.41	to	5.16
	December 31, 2005	1,463,097	5.1523	to	8.8293	10,574,215	0.57	1.15	to	1.85	(0.95)	to	(0.23)
	December 31, 2004	1,891,535	5.1988	to	8.8713	13,659,827	0.06	1.15	to	1.85	8.96	to	9.76
	December 31, 2003	2,125,014	4.7688	to	8.1028	13,902,670	-	1.15	to	1.85	26.33	to	27.42
EGS
	December 31, 2007	1,537,801	6.2488	to	14.0088	15,258,487	-	1.15	to	1.85	18.99	to	19.86
	December 31, 2006	2,138,440	5.2487	to	11.7166	17,551,250	-	1.15	to	1.85	6.03	to	6.80
	December 31, 2005	2,774,869	4.9478	to	10.9980	21,364,521	-	1.15	to	1.85	7.12	to	7.90
	December 31, 2004	3,432,360	4.6164	to	10.2179	24,693,466	-	1.15	to	1.85	11.14	to	11.95
	December 31, 2003	4,195,519	4.1515	to	9.1497	27,103,648	-	1.15	to	1.85	29.06	to	30.00
GSS
	December 31, 2007	1,590,552	13.0202	to	14.5990	22,149,346	4.98	1.15	to	1.85	5.19	to	5.95
	December 31, 2006	1,990,535	12.3657	to	13.8129	26,226,294	5.02	1.15	to	1.85	1.77	to	2.51
	December 31, 2005	2,528,616	12.1381	to	13.5081	32,610,320	4.82	1.15	to	1.85	0.42	to	1.14
	December 31, 2004	3,177,865	12.0756	to	13.3883	40,625,793	5.70	1.15	to	1.85	1.84	to	2.72
	December 31, 2003	4,388,719	11.8457	to	13.0842	54,863,853	4.54	1.00	to	1.85	0.26	to	1.13
HYS
	December 31, 2007	989,027	12.9068	to	14.1274	13,514,394	7.64	1.15	to	1.85	0.03	to	0.76
	December 31, 2006	1,358,379	12.8962	to	14.0511	18,484,001	8.26	1.15	to	1.85	8.36	to	9.14
	December 31, 2005	1,596,264	11.8957	to	12.9020	19,954,232	8.80	1.15	to	1.85	0.31	to	1.04
	December 31, 2004	2,128,350	11.8530	to	12.8513	26,416,955	7.83	1.15	to	1.85	7.51	to	8.30
	December 31, 2003	2,531,621	11.0191	to	11.8805	29,117,142	8.96	1.15	to	1.85	19.20	to	20.06
M1A
	December 31, 2007	2,976,821	10.4434	to	16.8778	36,389,607	-	1.15	to	2.55	(0.35)	to	1.09
	December 31, 2006	3,582,266	10.4473	to	16.7291	42,869,371	-	1.15	to	2.55	10.02	to	11.60
	December 31, 2005	4,043,848	9.4664	to	15.0204	43,360,384	-	1.00	to	2.55	2.29	to	3.91
	December 31, 2004	4,509,615	9.2263	to	14.5064	46,625,744	-	1.00	to	2.55	4.47	to	6.14
	December 31, 2003	4,285,431	8.8040	to	13.7157	40,995,153	-	1.00	to	2.55	22.94	to	33.66
M1B
	December 31, 2007	755,576	10.4829	to	16.0210	8,360,777	-	1.15	to	2.10	8.92	to	9.98
	December 31, 2006	887,008	9.6001	to	14.5972	9,006,080	-	1.15	to	2.10	5.16	to	6.18
	December 31, 2005	1,009,270	9.1054	to	13.7750	9,646,490	0.28	1.00	to	2.10	1.97	to	3.12
	December 31, 2004	1,147,235	8.9065	to	13.4059	10,664,342	-	1.00	to	2.10	7.05	to	8.26
	December 31, 2003	1,302,763	8.2983	to	12.4271	11,315,398	-	1.00	to	2.10	20.27	to	21.62
MFC
	December 31, 2007	705,076	13.6050	to	14.8509	9,883,130	7.47	1.00	to	2.10	(0.58)	to	0.54
	December 31, 2006	886,780	13.6739	to	14.8237	12,419,302	8.03	1.00	to	2.10	7.74	to	8.95
	December 31, 2005	1,040,497	12.6595	to	13.6546	13,434,901	8.52	1.00	to	2.10	(0.35)	to	0.92
	December 31, 2004	1,255,887	12.6361	to	13.5996	16,139,308	7.41	1.00	to	2.25	6.90	to	8.27
	December 31, 2003	1,401,637	11.7873	to	12.6501	16,730,020	8.78	1.00	to	2.25	18.48	to	20.00
MFD
	December 31, 2007	95,532	9.8452	to	16.6040	1,036,045	-	1.15	to	2.05	8.64	to	9.64
	December 31, 2006	120,119	9.0437	to	15.1745	1,196,155	-	1.15	to	2.05	3.89	to	4.84
	December 31, 2005	159,853	8.6877	to	14.5036	1,507,529	0.37	1.15	to	2.05	(1.42)	to	(0.52)
	December 31, 2004	228,056	8.7952	to	14.6089	2,141,711	-	1.15	to	2.05	8.51	to	9.51
	December 31, 2003	203,868	8.0892	to	13.3679	1,705,423	-	1.15	to	2.05	25.72	to	26.87

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

MFE
	December 31, 2007	587,901	$21.1610	to	$36.2685	$13,603,597	1.15%	1.15%	to	2.35%	25.25%	to	26.80%
	December 31, 2006	649,991	16.8080	to	28.6611	11,714,964	2.74	1.15	to	2.35	28.87	to	30.45
	December 31, 2005	666,466	12.9764	to	22.0157	9,136,391	0.84	1.15	to	2.35	14.23	to	15.63
	December 31, 2004	683,728	11.3020	to	19.0781	8,083,886	1.75	1.15	to	2.30	27.02	to	28.52
	December 31, 2003	711,851	8.8571	to	14.8751	6,513,154	2.44	1.15	to	2.30	32.90	to	34.47
MFF
	December 31, 2007	139,120	11.9589	to	20.5739	1,902,492	-	1.15	to	2.15	18.39	to	19.60
	December 31, 2006	156,051	10.0706	to	17.2370	1,776,918	-	1.15	to	2.15	5.39	to	6.46
	December 31, 2005	256,526	9.5267	to	16.2236	2,678,183	-	1.15	to	2.15	6.40	to	7.65
	December 31, 2004	296,488	8.9127	to	15.1013	2,851,183	-	1.15	to	2.30	10.36	to	11.66
	December 31, 2003	334,738	8.0389	to	13.5516	2,853,477	-	1.15	to	2.30	28.12	to	29.63
MFJ
	December 31, 2007	4,939,318	12.4533	to	15.2961	67,895,949	2.78	1.15	to	2.55	1.41	to	2.87
	December 31, 2006	5,555,631	12.2428	to	14.8995	74,607,009	2.59	1.15	to	2.55	9.06	to	10.62
	December 31, 2005	6,231,478	11.1911	to	13.4958	76,077,049	2.48	1.15	to	2.55	0.20	to	1.63
	December 31, 2004	6,635,879	11.1349	to	13.3058	80,195,913	2.43	1.15	to	2.55	8.30	to	10.03
	December 31, 2003	5,722,681	10.2496	to	12.1359	62,680,373	2.74	1.00	to	2.55	9.69	to	15.66
MFK
	December 31, 2007	1,607,136	10.8215	to	12.4309	19,118,680	4.73	1.00	to	2.30	4.44	to	5.83
	December 31, 2006	1,799,514	10.4510	to	11.7457	20,350,912	4.75	1.00	to	2.25	1.15	to	2.44
	December 31, 2005	2,166,389	10.3163	to	11.4658	24,058,659	4.51	1.00	to	2.25	(0.28)	to	0.99
	December 31, 2004	2,514,641	10.3297	to	11.3535	27,798,546	5.40	1.00	to	2.25	1.21	to	2.51
	December 31, 2003	3,381,658	10.1901	to	11.0752	36,675,804	4.46	1.00	to	2.25	(0.42)	to	0.85
MFL
	December 31, 2007	498,656	11.9080	to	17.1505	6,264,845	0.98	1.15	to	2.30	3.25	to	4.47
	December 31, 2006	553,299	11.4804	to	16.4504	6,657,433	0.64	1.15	to	2.30	10.45	to	11.74
	December 31, 2005	604,951	10.3470	to	14.7514	6,547,574	0.83	1.15	to	2.30	4.96	to	6.19
	December 31, 2004	641,452	9.8134	to	13.9200	6,549,300	0.84	1.15	to	2.30	9.16	to	10.45
	December 31, 2003	716,658	8.9484	to	12.6285	6,749,487	0.92	1.15	to	2.30	19.64	to	21.04
MIS
	December 31, 2007	2,087,025	6.8931	to	10.0495	17,249,482	0.38	1.15	to	1.85	9.45	to	10.25
	December 31, 2006	2,762,033	6.2945	to	9.1187	20,948,619	0.10	1.15	to	1.85	5.68	to	6.44
	December 31, 2005	3,336,892	5.9532	to	8.5938	23,869,194	0.52	1.15	to	1.85	2.45	to	3.33
	December 31, 2004	4,227,994	5.8080	to	8.3545	29,345,425	0.07	1.00	to	1.85	7.58	to	8.51
	December 31, 2003	5,040,025	5.3962	to	7.7346	32,510,969	-	1.00	to	1.85	21.11	to	22.15
MIT
	December 31, 2007	1,506,689	9.9441	to	11.9980	16,361,842	1.19	1.15	to	1.85	3.98	to	4.74
	December 31, 2006	1,969,866	9.5587	to	11.4918	20,600,552	0.82	1.15	to	1.85	11.21	to	12.02
	December 31, 2005	2,375,230	8.5905	to	10.2913	22,262,175	0.97	1.15	to	1.85	5.72	to	6.48
	December 31, 2004	2,926,859	8.1218	to	9.6953	25,813,920	1.02	1.15	to	1.85	9.91	to	10.71
	December 31, 2003	3,429,237	7.3857	to	8.7853	27,388,470	1.14	1.15	to	1.85	20.56	to	21.44
MMS
	December 31, 2007	187,063		12.1232		2,267,473	4.77		1.40			3.39
	December 31, 2006	173,945		11.7252		2,039,422	4.54		1.40			3.15
	December 31, 2005	213,236		11.3667		2,423,775	2.61		1.40			1.31
	December 31, 2004	318,670		11.2203		3,575,629	0.84		1.40			(0.57)
	December 31, 2003	298,820		11.2846		3,372,148	0.63		1.40			(0.76)
NWD
	December 31, 2007	2,511,288	8.4564	to	16.2527	27,392,315	-	1.15	to	1.85	0.65	to	1.39
	December 31, 2006	3,093,225	8.3974	to	16.0305	34,373,698	-	1.15	to	1.85	11.08	to	11.89
	December 31, 2005	3,540,321	7.5558	to	14.3274	35,744,970	-	1.15	to	1.85	3.27	to	4.16
	December 31, 2004	4,180,165	7.3132	to	13.7746	40,726,503	-	1.00	to	1.85	5.49	to	6.41
	December 31, 2003	4,304,375	6.9289	to	12.9631	39,569,126	-	1.00	to	1.85	32.79	to	33.94
TRS
	December 31, 2007	2,539,605	13.6838	to	16.2192	39,050,127	3.07	1.15	to	1.85	2.38	to	3.13
	December 31, 2006	3,237,526	13.3518	to	15.7774	48,449,342	2.78	1.15	to	1.85	10.15	to	10.95
	December 31, 2005	3,564,758	12.1091	to	14.2654	48,229,715	2.64	1.15	to	1.85	1.12	to	1.85
	December 31, 2004	4,027,577	11.9625	to	14.0500	53,629,734	2.52	1.15	to	1.85	9.40	to	10.35
	December 31, 2003	4,431,211	10.9232	to	12.7901	53,649,144	3.27	1.00	to	1.85	14.98	to	15.98

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

UTS
	December 31, 2007	1,671,698	$17.3787	to	$26.6188	$36,943,184	1.34%	1.15%	to	1.85%	26.19%	to	27.11%
	December 31, 2006	2,062,507	13.7649	to	20.9977	36,212,848	2.93	1.15	to	1.85	29.84	to	30.78
	December 31, 2005	2,469,647	10.5958	to	16.0981	34,261,206	1.00	1.15	to	1.85	15.13	to	15.96
	December 31, 2004	2,734,745	9.1987	to	13.9190	32,174,241	1.97	1.15	to	1.85	27.96	to	28.89
	December 31, 2003	3,072,250	7.1853	to	10.8282	28,239,267	3.20	1.15	to	1.85	33.74	to	34.71
OP1
	December 31, 2007	224,003	13.7923	to	14.1961	3,177,768	0.61	1.15	to	1.70	2.33	to	2.92
	December 31, 2006	287,548	13.4011	to	13.8277	3,973,599	0.48	1.15	to	1.70	13.33	to	13.97
	December 31, 2005	408,070	11.7581	to	12.1623	5,002,406	0.43	1.15	to	1.70	5.23	to	5.83
	December 31, 2004	472,824	11.1105	to	11.5207	5,452,107	1.01	1.15	to	1.70	10.02	to	10.65
	December 31, 2003	572,983	10.0409	to	10.4385	5,990,517	1.41	1.15	to	1.70	26.20	to	27.11
OP2
	December 31, 2007	155,858	28.8803	to	31.7699	4,827,432	-	1.15	to	1.85	5.24	to	6.01
	December 31, 2006	257,601	27.3115	to	29.9696	7,543,059	-	1.15	to	1.85	10.97	to	11.78
	December 31, 2005	344,254	24.4939	to	26.8118	9,043,610	-	1.15	to	1.85	14.04	to	14.87
	December 31, 2004	405,762	21.3760	to	23.3597	9,290,313	0.10	1.15	to	1.70	17.13	to	17.98
	December 31, 2003	476,073	18.1632	to	19.8527	9,245,289	-	1.15	to	1.85	29.98	to	30.92
OP3
	December 31, 2007	75,198	18.3792	to	25.1165	1,726,912	-	1.15	to	1.85	(1.30)	to	(0.57)
	December 31, 2006	107,735	18.5314	to	25.2617	2,462,130	-	1.15	to	1.85	21.80	to	22.68
	December 31, 2005	147,235	15.1430	to	20.5920	2,670,997	-	1.15	to	1.85	(1.79)	to	(1.08)
	December 31, 2004	173,617	15.3457	to	20.8163	3,170,666	0.05	1.15	to	1.85	15.70	to	16.54
	December 31, 2003	237,694	13.2005	to	17.8622	3,686,836	0.06	1.15	to	1.85	40.02	to	41.03
OP4
	December 31, 2007	62,458	12.9383	to	13.5407	840,036	2.07	1.15	to	1.60	1.29	to	1.77
	December 31, 2006	94,149	12.7736	to	13.3411	1,250,139	1.72	1.15	to	1.60	7.90	to	8.41
	December 31, 2005	110,184	11.8381	to	12.3391	1,353,995	1.32	1.15	to	1.60	3.60	to	4.09
	December 31, 2004	145,797	11.3997	to	11.8861	1,724,996	1.55	1.15	to	1.60	8.88	to	9.50
	December 31, 2003	175,394	10.4103	to	10.8835	1,898,569	1.92	1.15	to	1.70	19.50	to	20.37
PHY
	December 31, 2007	4,415,930	12.4791	to	16.2141	69,668,179	6.97	1.15	to	2.55	0.86	to	2.33
	December 31, 2006	5,350,402	12.3729	to	15.8451	82,874,501	6.90	1.15	to	2.55	6.33	to	7.87
	December 31, 2005	5,685,755	11.6362	to	14.6893	82,096,357	6.56	1.15	to	2.55	1.48	to	2.94
	December 31, 2004	5,662,497	11.4668	to	14.3060	79,762,456	6.60	1.15	to	2.55	6.76	to	8.47
	December 31, 2003	5,046,425	10.7405	to	13.2837	66,020,259	7.14	1.00	to	2.55	7.41	to	21.68
PMB
	December 31, 2007	2,757,129	13.7372	to	20.9396	54,986,532	5.75	1.00	to	2.55	3.11		4.76
	December 31, 2006	3,420,726	13.3229	to	19.9885	65,624,316	5.32	1.00	to	2.55	6.50		8.19
	December 31, 2005	3,718,255	12.5101	to	18.4759	66,498,698	5.04	1.00	to	2.55	7.97		9.68
	December 31, 2004	3,755,012	11.5871	to	16.7929	61,554,549	3.97	1.15	to	2.55	9.26		11.00
	December 31, 2003	3,397,699	10.6054	to	15.1763	50,681,753	4.91	1.00	to	2.55	6.05		30.37
PRR
	December 31, 2007	1,329,677	12.1133	to	12.9500	16,817,598	4.66	1.00	to	2.25	8.17		9.56
	December 31, 2006	1,490,902	11.1989	to	11.9027	17,298,770	4.20	1.00	to	2.25	(1.55)		(0.29)
	December 31, 2005	1,742,533	11.3747	to	12.0220	20,389,050	2.78	1.00	to	2.25	(1.15)		1.08
	December 31, 2004	1,673,196	11.3967	to	11.9780	19,484,866	1.00	1.15	to	2.25	6.46		7.68
	December 31, 2003	1,364,548	10.7050	to	11.1879	14,822,118	2.41	1.15	to	2.25	6.40		7.62
PTR
	December 31, 2007	8,162,924	10.8948	to	12.3997	98,294,449	4.80	1.00	to	2.55	5.97		7.67
	December 31, 2006	9,778,093	10.2806	to	11.5166	109,967,519	4.41	1.00	to	2.55	1.21		2.82
	December 31, 2005	9,510,770	10.1577	to	11.2011	104,664,069	3.40	1.00	to	2.55	(0.15)		1.43
	December 31, 2004	9,586,165	10.1732	to	11.0931	104,630,759	1.89	1.00	to	2.55	2.21		3.84
	December 31, 2003	8,040,150	9.9532	to	10.7591	85,028,589	2.79	1.00	to	2.55	(0.47)		3.99
RX1
	December 31, 2007	55,231	9.4664	to	19.5536	559,869	1.19	1.15	to	2.10	(1.01)		(0.04)
	December 31, 2006	94,698	9.5384	to	19.6421	1,011,577	1.02	1.15	to	2.10	16.78		17.91
	December 31, 2005	133,984	8.1474	to	16.7265	1,157,400	0.30	1.15	to	2.10	1.79		2.77
	December 31, 2004	137,931	7.9839	to	16.3411	1,155,170	0.04	1.15	to	2.10	12.21		13.30
	December 31, 2003	170,733	7.0970	to	14.4815	1,262,326	-	1.15	to	2.10	36.27		37.59
(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investment Income Ratio and Expense Ratio have been annualized.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

RX2
	December 31, 2007	112,688	$8.6672	to	$20.9092	$1,175,624	-%	1.15%	to	2.10%	15.34%	to	16.46%
	December 31, 2006	166,587	7.4955	to	18.0271	1,398,521	-	1.15	to	2.10	3.56	to	4.56
	December 31, 2005	151,690	7.2196	to	17.4308	1,270,177	-	1.15	to	2.10	(1.01)	to	(0.05)
	December 31, 2004	330,956	7.2744	to	17.4743	2,922,248	-	1.15	to	2.10	7.04	to	8.09
	December 31, 2003	552,205	6.7783	to	16.1999	4,257,452	-	1.15	to	2.10	42.37	to	43.75
LCG
	December 31, 2007 (b)	1,874,035	10.1076	to	10.1574	19,070,731	-	1.15	to	1.85	1.08	to	1.57
LGF
	December 31, 2007 (b)	679,016	10.0712	to	10.1375	6,882,699	-	1.15	to	2.10	0.71	to	1.37
SC1
	December 31, 2007	7,339,311	10.0969	to	11.8753	80,562,531	4.73	1.15	to	2.50	2.24	to	3.68
	December 31, 2006	7,379,175	9.8503	to	11.4542	78,610,960	4.50	1.15	to	2.50	1.99	to	3.41
	December 31, 2005	8,209,391	9.6332	to	11.0760	85,985,670	2.69	1.15	to	2.50	0.20	to	1.73
	December 31, 2004	9,989,638	9.5899	to	10.9024	102,780,734	0.79	1.00	to	2.55	(1.84)	to	(0.27)
	December 31, 2003	9,408,598	9.7395	to	10.9475	97,978,157	0.56	1.00	to	2.50	(1.76)	to	(0.46)
SC2
	December 31, 2007	2,340,448	12.0980	to	14.4410	32,591,904	5.18	1.15	to	2.25	1.41	to	2.57
	December 31, 2006	2,789,424	11.9110	to	14.0786	38,062,816	5.13	1.15	to	2.10	3.20)	to	4.21
	December 31, 2005	3,463,625	11.4816	to	13.5440	45,531,897	4.71	1.15	to	2.25	(0.32)	to	0.81
	December 31, 2004	3,916,087	11.5190	to	13.4781	51,252,953	4.82	1.15	to	2.25	4.02	to	5.21
	December 31, 2003	4,713,218	11.0977	to	12.8517	58,964,013	5.26	1.15	to	2.10	7.18	to	8.40
SC3
	December 31, 2007	2,146,464	19.3181	to	34.2561	58,482,574	1.39	1.15	to	2.55	(15.36)	to	(14.13)
	December 31, 2006	2,574,445	22.8241	to	39.8912	83,187,626	1.60	1.15	to	2.55	35.43	to	37.39
	December 31, 2005	3,158,457	16.8526	to	29.0351	74,380,506	1.61	1.15	to	2.55	6.88	to	8.43
	December 31, 2004	3,421,485	15.7675	to	26.7785	74,964,847	1.67	1.15	to	2.55	29.91	to	31.98
	December 31, 2003	3,686,003	12.1371	to	20.3175	61,894,047	-	1.00	to	2.55	21.37	to	34.59
SC5
	December 31, 2007	3,624,510	16.2396	to	28.6273	73,793,658	-	1.00	to	2.55	12.45	to	14.25
	December 31, 2006	4,734,629	14.3237	to	25.1727	85,190,179	-	1.00	to	2.55	8.47	to	10.19
	December 31, 2005	5,293,361	13.0984	to	22.9496	86,654,085	0.09	1.00	to	2.55	13.64	to	15.45
	December 31, 2004	5,905,259	11.4322	to	19.9695	84,049,652	-	1.00	to	2.55	13.17	to	14.98
	December 31, 2003	5,764,598	10.0189	to	17.4474	71,560,388	-	1.00	to	2.55	21.19	to	34.74
SC7
	December 31, 2007	3,652,592	12.3639	to	18.9608	47,881,059	0.54	1.00	to	2.30	1.82	to	3.19
	December 31, 2006	4,502,180	12.0865	to	18.4410	57,295,917	0.72	1.00	to	2.30	12.13	to	13.62
	December 31, 2005	4,560,454	10.7293	to	16.2875	51,167,524	0.71	1.00	to	2.30	7.21	to	8.63
	December 31, 2004	4,738,650	9.9620	to	15.0463	49,162,052	0.66	1.15	to	2.30	9.86	to	11.33
	December 31, 2003	4,594,007	9.0262	to	13.5636	42,970,532	0.58	1.00	to	2.30	27.50	to	29.20
SCB
	December 31, 2007	3,953,830	12.6907	to	18.9405	68,741,092	-	1.15	to	2.55	(3.97)	to	(2.57)
	December 31, 2006	4,668,685	13.1744	to	19.4423	82,938,137	-	1.15	to	2.55	10.71	to	12.31
	December 31, 2005	5,183,910	11.8636	to	17.3136	82,150,009	-	1.15	to	2.55	1.68	to	3.15
	December 31, 2004	5,487,756	11.6321	to	16.7874	84,451,283	-	1.15	to	2.55	15.40	to	17.24
	December 31, 2003	5,188,084	10.0485	to	14.4157	68,670,792	0.06	1.00	to	2.55	30.51	to	40.21
SCM
	December 31, 2007	115,211	13.8878	to	21.6290	1,804,243	0.68	1.15	to	2.35	(8.03)	to	(6.90)
	December 31, 2006	132,317	15.0546	to	23.2787	2,270,763	1.29	1.15	to	2.35	17.26	to	18.70
	December 31, 2005	162,783	12.7995	to	19.6517	2,309,787	0.10	1.15	to	2.35	(3.04)	to	(1.85)
	December 31, 2004	271,452	13.1607	to	20.0633	3,913,237	0.35	1.15	to	2.30	17.61	to	19.00
	December 31, 2003	201,242	11.1994	to	16.8941	2,371,760	2.09	1.15	to	2.30	49.38	to	51.13

(b)  For the period April 30, 2007 (commencement of operations) through December 31, 2007.

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(7) Tax Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code (the “Code”), a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract. The Sponsor believes that the Sub-Account satisfies the current requirements of the regulations, and it intends that the Sub-Account will continue to meet such requirements.

Report of Independent Registered Public Accounting Firm

To the Participants in Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity select Freedom and Futurity Select Incentive Sub-Accounts of Sun Life of Canada (U.S.) Variable Account F and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of condition of AIM V.I. Core Equity Fund Series 2 Sub-Account, AIM V.I. Capital Appreciation Fund Sub-Account, AIM V.I. Core Equity Fund Sub-Account, AIM V.I. International Growth Fund Sub-Account, AIM V.I. Capital Appreciation Fund Series 2 Sub-Account, AIM V.I. International Growth Fund Series 2 Sub-Account, AIM V.I. Small Cap Equity Fund, AIM V.I. Dynamics Fund Sub-Account, AIM V.I. Small Company Growth Fund Sub-Account, Arnhold and S. Bleichroeder Advisers, Inc. First Eagle VFT Overseas Variable Series Sub-Account, Alger American Growth Portfolio Sub-Account, Alger American Income and Growth Portfolio Sub-Account, Alger American Small Capitalization Portfolio Sub-Account, Alliance VP Large Cap Growth Portfolio Sub-Account, Alliance VP Global Technology Portfolio Sub-Account, Alliance VP Growth and Income Portfolio Sub-Account, Alliance VP International Growth Portfolio Sub-Account, Alliance VP Small Cap Growth Portfolio Sub-Account, Credit Suisse Emerging Markets Portfolio Sub-Account, Credit Suisse International Focus Portfolio Sub-Account, Credit Suisse Global Small Cap Portfolio Sub-Account, Credit Suisse Small Cap Growth Portfolio Sub-Account, Fidelity VIP Contrafund Portfolio Sub-Account, Fidelity VIP Overseas Fund Portfolio Sub-Account, Fidelity VIP Growth Fund Portfolio Sub-Account, Franklin Templeton Growth Securities Fund Class 2 Sub-Account, Franklin Templeton Foreign Securities Fund Sub-Account, Goldman Sachs VIT Structured Small Cap Equity Fund Sub-Account, Goldman Sachs VIT Structured US Equity Fund Sub-Account, Goldman Sachs VIT Growth and Income Fund Sub-Account, Goldman Sachs VIT International Equity Fund Sub-Account, Goldman Sachs VIT Capital Growth Fund Sub-Account, J.P. Morgan US Large Cap Core Equity Portfolio Sub-Account, J.P. Morgan International Opportunities Portfolio Sub-Account, J.P. Morgan Small Company Portfolio Sub-Account, Legg Mason Capital and Income Portfolio, Legg Mason Fundamental Value Portfolio, Legg Mason All Cap Portfolio Sub-Account, Legg Mason Investors Sub-Account, Legg Mason Strategic Bond Portfolio Sub-Account, Legg Mason Total Return Portfolio Sub-Account, Lord Abbett Growth and Income Portfolio Sub-Account, Lord Abbett Mid Cap Value Portfolio Sub-Account, Lord Abbett International Portfolio Sub-Account, MFS/Sun Life Capital Appreciation Series Sub-Accounts, MFS/Sun Life Emerging Growth Series Sub-Account, MFS/Sun Life Government Securities Series Sub-Account, MFS/Sun Life High Yield Series Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account,  MFS/Sun Life Massachusetts Investors Growth Stock S Class Sub-Account,  MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, Massachusetts Investors Trust S class Sub-Account, Massachusetts Investors Growth Stock Series Sub-Account, Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Money Market Series Sub-Account, MFS/Sun Life New Discovery Series Sub-Account, MFS/Sun Life Total Return Series Sub-Account, MFS/Sun Life Utilities Series Sub-Account, OCC Equity Portfolio Sub-Account, OCC Mid Cap Value Portfolio Sub-Account, OCC Small Cap Portfolio Sub-Account, OCC Managed Portfolio Sub-Account, PIMCO VIT High Yield Portfolio Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT Real Return Portfolio Sub-Account, PIMCO VIT Total Return Portfolio Sub-Account, Rydex Nova Fund Sub-Account, Rydex OTC Fund Sub-Account, Sun Capital FI Large Cap Growth Fund I Class Sub-Account, Sun Capital FI Large Cap Growth Fund Sub-Account, Sun Capital Money Market Fund Sub-Account, Sun Capital Investment Grade Bond Fund Sub-Account, Sun Capital Real Estate Fund Sub-Account, Sun Capital Blue Chip Mid Cap Fund Sub-Account, Sun Capital Davis Venture Value Fund Sub-Account, Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account, and Sun Capital All Cap Fund Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the “Sub-Accounts”), as of December 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.  These financial statements are the responsibility of the Sponsor’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2007, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 18, 2008

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information - Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

	1.	Consolidated Statements of Income, Years Ended December 31, 2007, 2006 and 2005;
	2.	Consolidated Balance Sheets, December 31, 2007 and 2006,
	3.	Consolidated Statements of Comprehensive Income, Years Ended December 31, 2007, 2006 and 2005
	4.	Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2007, 2006 and 2005;
	5.	Consolidated Statements of Cash Flows, Years Ended December 31, 2007, 2006 and 2005;
	6.	Notes to Consolidated Financial Statements; and
	7.	Report of Independent Registered Public Accounting Firm.

C.	Financial Statements of the Registrant (Part B)

	1.	Statement of Condition, December 31, 2007;
	2.	Statement of Operations, Year Ended December 31, 2007;
	3.	Statements of Changes in Net Assets, Years Ended December 31, 2007 and December 31, 2006;
	4.	Notes to Financial Statements; and
	5.	Report of Independent Registered Public Accounting Firm

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)
Distribution Agreement between the depositor, Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)
Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(ii)
Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); and

(3)(b)(iii)
Specimen Registered Representatives Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)(i)
Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (MFS Regatta Gold) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 28, 1998);

(4)(a)(ii)
Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (MFS Regatta Platinum) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 33-41628, filed on March 2, 1998);

(4)(b)(i)
Specimen Certificate to be issued in connection with Contract filed as Exhibit 4(a)(i) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No 33-41628, filed on April 28, 1998);

(4)(b)(ii)
Specimen Certificate (MFS Regatta Platinum) to be issued in connection with Contract filed as Exhibit 4(a)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 33-41628, filed on March 2, 1998);

(5)(a)(i)
Specimen Application to be used with the annuity contract filed as Exhibit 4(a)(i) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 28, 1998);

(5)(a)(ii)
Specimen Application to be used with the annuity contract filed as Exhibit 4(a)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 33-41628, filed on March 2, 1998);

(5)(b)(i)
Specimen Application to be used with the Certificate filed as Exhibit 4(b)(i) (Incorporated herein be reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 28, 1998);

(5)(b)(ii)
Specimen Application to be used with the Certificate filed as Exhibit 4(b)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File 33-41628, filed on March 2, 1998);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004)

(7)	Not Applicable;

(8)(a)
Participation Agreement by and between The Alger American Fund, Sun Life Assurance Company of Canada, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(b)
Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable, Insurance Trust, Goldman Sachs & Co. and Sun Life Assurance Company of Canada (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(c)
Fund Participation Agreement between Sun Life Assurance Company of Canada and J.P. Morgan Services Trust II (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(d)
Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(e)
Participation Agreement dated February 17, 1998 by and among OCC Accumulation Trust, Sun Life Assurance Company of Canada and OCC Distributors (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(f)
Participation Agreement dated February, 1998 by and among Sun Life Assurance Company of Canada, Warburg Pincus Trust, Warburg Pincus Asset Management, Inc. and Counsellors Securities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(g)
Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed February 3, 2000);

(8)(h)
Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(i)
Participation Agreement dated as of February 17, 1998 by and among the Depositor, Salomon Brothers Variable Series Funds Inc., and Salomon Brothers Asset Management Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-41438, filed September 25, 2000);

(9)
Opinion of Counsel and Consent to its use as to the legality of the securities being registered (Incorporated herein by reference to Pre-effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 33-41628, filed September 27, 1991);

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel Pursuant to Rule 485(b);*

(11)	Financial Statement Schedules I and VI (Incorporated herein by reference to the Depositor’s Form 10-K Annual Report for the fiscal year ended December 31, 2007, filed on March 27, 2008);

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed on April 29, 1998)

(14)	Not Applicable;

(15)(a)	Powers of Attorney;*

(15)(b)
Resolution of the Board of Directors of the depositor dated July 24, 2003, authorizing the use of powers of attorney for Officer signatures (Incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(16)	Organizational Chart (Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008).

* Filed herewith.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address*	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director and Chairman
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3358 Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director
Mary M. Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 4250 Wellesley Hills, MA 02481	Senior Vice President and General Manager, Annuities and Director
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3380 Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director
Richard P. McKenney Sun Life Assurance Company of Canada 150 King Street West, SC 105D10 Toronto, Ontario Canada M5H 1J9	Director
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3376 Wellesley Hills, MA 02481	President and Director
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West, SC 104A25 Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 1335 Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3370 Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Michael K. Moran Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3305 Wellesley Hills, MA 02481	Vice President and Chief Accounting Officer
Michael E. Shunney Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3364 Wellesley Hills, MA 02481	Senior Vice President and General Manager, Sun Life Financial Distribution Group
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park , SC 2163 Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Financial is incorporated by reference to Pre-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed February 12, 2008.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant, therefore the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2008 there were 21,851 qualified and 41,818 non-qualified Contracts.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), a copy of which was filed as Exhibit 3(b) to the Registration Statement of the Depositor on Form S-1, File No. 33-29851, provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, I, and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

Name and Principal	Position and Offices
Business Address*	with Underwriter

James J. Cahill	President
Michele G. Van Leer	Director
Scott M. Davis	Director
Mary M. Fay	Director
Michael S. Bloom	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Kathleen T. Baron	Chief Compliance Officer
Michael L. Gentile	Vice President
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Alyssa Gair	Assistant Secretary
Michelle D'Albero	Counsel

*The principal business address of all directors and officers of the principal underwriter is, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(b) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company. The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 25th day of April, 2008.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Robert C. Salipante*
Robert C. Salipante
President

*By:       /s/ Sandra M. DaDalt
              Sandra M. DaDalt
              Assistant Vice President
              and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante*	President and Director	April 25, 2008
Robert C. Salipante	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Senior Vice President and Chief Financial Officer	April 25, 2008
Ronald H. Friesen	and Treasurer and Director
(Principal Financial Officer)

/s/ Michael K. Moran*	Vice President and Chief Accounting Officer	April 25, 2008
Michael K. Moran	(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 25, 2008
Sandra M. DaDalt	Thomas A. Bogart, Director
Scott M. Davis, Director
Mary M. Fay, Director
Richard P. McKenney, Director

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on or about February 5, 2004. Powers of attorney are included herein as Exhibit 15(a).

Exhibits

10(a) Consent of Independent Registered Public Accounting Firm

10(b) Representation of Counsel pursuant to Rule 485(b)

15(a) Powers of Attorney